UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: October 31, 2023

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report
Harbor Funds
October 31, 2023

Harbor Capital Appreciation Fund
Harbor Convertible Securities Fund
Harbor Core Bond Fund
Harbor Core Plus Fund
Harbor Disruptive Innovation Fund
Harbor Diversified International All Cap Fund
Harbor International Fund
Harbor International Core Fund (formerly, Harbor Overseas Fund)
Harbor International Growth Fund
Harbor International Small Cap Fund
Harbor Large Cap Value Fund
Harbor Mid Cap Fund
Harbor Mid Cap Value Fund
Harbor Small Cap Growth Fund
Harbor Small Cap Value Fund

Table of Contents

Harbor Funds
Harbor Capital Appreciation Fund
Manager’s Commentary	2
Portfolio of Investments	4
Harbor Convertible Securities Fund
Manager’s Commentary	6
Portfolio of Investments	9
Harbor Core Bond Fund
Manager’s Commentary	13
Portfolio of Investments	15
Harbor Core Plus Fund
Manager’s Commentary	21
Portfolio of Investments	23
Harbor Disruptive Innovation Fund
Manager’s Commentary	30
Portfolio of Investments	32
Harbor Diversified International All Cap Fund
Manager’s Commentary	35
Portfolio of Investments	37
Harbor International Fund
Manager’s Commentary	44
Portfolio of Investments	46
Harbor International Core Fund
Manager’s Commentary	52
Portfolio of Investments	54
Harbor International Growth Fund
Manager’s Commentary	62
Portfolio of Investments	64
Harbor International Small Cap Fund
Manager’s Commentary	67
Portfolio of Investments	69
Harbor Large Cap Value Fund
Manager’s Commentary	72
Portfolio of Investments	74
Harbor Mid Cap Fund
Manager’s Commentary	76
Portfolio of Investments	78
Harbor Mid Cap Value Fund
Manager’s Commentary	80
Portfolio of Investments	82
Harbor Small Cap Growth Fund
Manager’s Commentary	85
Portfolio of Investments	87
Harbor Small Cap Value Fund
Manager’s Commentary	90
Portfolio of Investments	92
Financial Statements
Statements of Assets and Liabilities	95

Table of Contents

Statements of Operations	101
Statements of Changes in Net Assets	103
Financial Highlights	115
Notes to Financial Statements	145
Report of Independent Registered Public Accounting Firm	157
Fees and Expenses Example	159
Additional Information	165
Additional Tax Information	165
Proxy Voting	165
Householding	166
Quarterly Portfolio Disclosures	166
Trustees and Officers	167
Harbor’s Privacy Statement	170
This material is intended for the Funds’ shareholders. It may be distributed to prospective investors only if it is preceded or accompanied by the current prospectus. Prospective investors should carefully consider the investment objectives, risks, charges and expenses of a Harbor Fund before investing. To obtain a summary prospectus or prospectus for this and other information, visit harborcapital.com or call 800-422-1050. Read it carefully before investing.
Harbor Funds Distributors, Inc. is the Distributor of the Harbor Funds.

Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Jennison Associates LLC
Management’s Discussion of
Fund Performance
MARKET REVIEW
The past year has been dominated by the Federal Reserve’s (the “Fed”) historic campaign of interest rate hikes, which has continued since March 2022. The success of this effort to lower inflation, along with clearing of the supply chain, resilient consumer spending and, most important, healthy earnings, drove strong equity market performance over the past twelve months. In the last three months, however, market sentiment fell due to sustained upward pressure on interest rates, dysfunction in the U.S. federal government, U.S. labor strikes, and geopolitical instability—including the tragic events in the Middle East.
PERFORMANCE
Harbor Capital Appreciation Fund returned 22.93% (Retirement Class), 22.84% (Institutional Class), 22.52% (Administrative Class), and 22.39% (Investor Class) in the year ended October 31, 2023, outperforming the 18.95% return of the Russell 1000® Growth Index and 10.14% return of the S&P 500 Index during the same period.
Positions in technology were strong contributors to portfolio returns over the 12-month period. The top performer was Nvidia. This semiconductor designer and manufacturer is the leader in accelerated computing, which is a critical element in the progression of artificial intelligence (“AI”). Broadcom, another producer of semiconductors and infrastructure software, was lifted by strong results and positive AI sentiment.
The strategy also saw strong returns in health care holdings, Eli Lilly and Novo Nordisk. Both companies are benefiting from demand growth for their diabetes and obesity medications. Uber rose sharply over the past six months as its mobility business generated a record level of riders, drivers, and margins.
On the negative side, Tesla’s stock price fell and partially recovered over the past 12 months, but the stock was still down for the full period. It remains a meaningful position in our strategy. Atlassian, a collaboration software company, was a detractor due to a disappointing slowdown in revenue. Adyen, a payments platform company, also disappointed as competition increased and growth rates slowed. Both positions were eliminated from the portfolio.
OUTLOOK & STRATEGY
Sentiment in the near term is clouded by uncertainties due to—but not limited to—geopolitical conflict, a potential shutdown of the U.S. federal government, auto strikes, the restart of student loan repayments, and the lagged effect on financing costs and spending intentions from interest rates that are at 15-year highs.
Over the past year, technology spending trends have been dominated by cost optimization, rationalization of past customer investments to drive efficiencies, and headcount reductions. We expect greater stability in spending activity and investment intentions moving into 2024. The broad categories of cloud adoption, data mining and analytics, and the still-nascent development and adoption of generative AI capabilities remain at the forefront of longer-term investment plans across a wide range of industries.
As always, we are focused on the long term as we evaluate companies that we believe have compelling growth opportunities.

⬤

Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2023

$250,000
210,000
170,000
130,000
90,000
50,000
Oct-14
Oct-15
Oct-16
Oct-17
Oct-18
Oct-19
Oct-20
Oct-21
Oct-22
Oct-23
$182,511
168,891
144,233
Institutional Class
Russell 1000® Growth Index
S&P 500 Index

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	10 Years
Harbor Capital Appreciation Fund
Retirement Class[1]	22.93%	12.54%	13.01%
Institutional Class	22.84	12.44	12.94
Administrative Class	22.52	12.17	12.66
Investor Class	22.39	12.03	12.53
Comparative Index
Russell 1000® Growth Index	18.95%	14.22%	13.82%
S&P 500 Index	10.14	11.01	11.18
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.59% (Net) and 0.64% (Gross) (Retirement Class); 0.67% (Net) and 0.72% (Gross) (Institutional Class); 0.92% (Net) and 0.97% (Gross) (Administrative Class); and 1.03% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/29/2024. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. The S&P 500 Index is an unmanaged index generally representative of the U.S. market for large capitalization equities. These unmanaged indices do not reflect fees and expenses and are not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—99.2%
Shares		Value
AUTOMOBILE COMPONENTS—0.3%
1,666,849	Mobileye Global, Inc. Class A (Israel)*	$59,457
AUTOMOBILES—4.0%
4,530,783	Tesla, Inc. *	909,962
BIOTECHNOLOGY—1.7%
286,914	Argenx SE ADR (Netherlands)*,1	134,726
697,677	Vertex Pharmaceuticals, Inc. *	252,636
		387,362
BROADLINE RETAIL—9.4%
12,833,499	Amazon.com, Inc. *	1,708,010
331,394	MercadoLibre, Inc. (Brazil)*	411,174
		2,119,184
CAPITAL MARKETS—0.9%
375,575	Goldman Sachs Group, Inc.	114,028
318,881	Moody’s Corp.	98,216
		212,244
CONSUMER STAPLES DISTRIBUTION & RETAIL—2.1%
836,027	Costco Wholesale Corp.	461,855
ENTERTAINMENT—1.9%
1,041,941	Netflix, Inc. *	428,957
FINANCIAL SERVICES—6.1%
1,738,505	Mastercard, Inc. Class A	654,286
3,048,101	Visa, Inc. Class A	716,609
		1,370,895
GROUND TRANSPORTATION—1.8%
9,378,281	Uber Technologies, Inc. *	405,892
HEALTH CARE EQUIPMENT & SUPPLIES—1.3%
161,097	Dexcom, Inc. *	14,310
1,033,404	Intuitive Surgical, Inc. *	270,979
		285,289
HEALTH CARE PROVIDERS & SERVICES—1.8%
761,185	UnitedHealth Group, Inc.	407,660
HOTELS, RESTAURANTS & LEISURE—2.3%
1,265,448	Airbnb, Inc. Class A*	149,690
75,269	Chipotle Mexican Grill, Inc. Class A*	146,187

COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—Continued
1,206,714	Marriott International, Inc. Class A	$227,538
		523,415
INTERACTIVE MEDIA & SERVICES—8.7%
4,525,188	Alphabet, Inc. Class A*	561,485
4,500,910	Alphabet, Inc. Class C*	563,964
2,752,561	Meta Platforms, Inc. Class A*	829,264
		1,954,713
IT SERVICES—2.2%
753,674	MongoDB, Inc. *	259,708
1,548,335	Snowflake, Inc. Class A*	224,710
		484,418
MEDIA—0.7%
2,304,401	Trade Desk, Inc. Class A*	163,520
PERSONAL CARE PRODUCTS—1.1%
608,028	L’Oreal SA (France)	255,573
PHARMACEUTICALS—7.9%
4,794,942	AstraZeneca PLC ADR (United Kingdom)[1]	303,184
1,674,451	Eli Lilly & Co.	927,529
5,775,443	Novo Nordisk AS ADR (Denmark)[1]	557,734
		1,788,447
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—14.6%
6,397,447	Advanced Micro Devices, Inc. *	630,149
1,714,043	ARM Holdings PLC ADR*,1	84,485
295,747	ASML Holding NV New York Registry Shares (Netherlands)	177,096
668,001	Broadcom, Inc.	562,036
1,712,793	Micron Technology, Inc.	114,534
4,260,276	NVIDIA Corp.	1,737,341
		3,305,641
SOFTWARE—16.8%
878,676	Adobe, Inc. *	467,508
1,213,466	Cadence Design Systems, Inc. *	291,050
1,325,527	Crowdstrike Holdings, Inc. Class A*	234,314
242,486	HubSpot, Inc. *	102,758
5,782,404	Microsoft Corp.	1,955,089
2,203,914	Salesforce, Inc. *	442,612
523,926	ServiceNow, Inc. *	304,846
		3,798,177

⬤

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
SPECIALIZED REITS—0.9%
1,119,432	American Tower Corp.	$199,472
SPECIALTY RETAIL—3.1%
703,610	Home Depot, Inc.	200,311
260,360	O’Reilly Automotive, Inc. *	242,249
2,974,742	TJX Cos., Inc.	261,986
		704,546
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—5.2%
6,933,683	Apple, Inc.	1,184,065
TEXTILES, APPAREL & LUXURY GOODS—4.4%
1,085,074	Lululemon Athletica, Inc. *	426,955
486,755	LVMH Moet Hennessy Louis Vuitton SE (France)	348,483
2,059,274	NIKE, Inc. Class B	211,631
		987,069
TOTAL COMMON STOCKS (Cost $11,544,033)		22,397,813

PREFERRED STOCKS—0.5%
Shares		Value
(Cost $102,148)
AUTOMOBILES—0.5%
1,263,241	Dr Ing hc F Porsche AG (Germany)[2]	$110,717
TOTAL INVESTMENTS—99.7% (Cost $11,646,181)		22,508,530
CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		68,299
TOTAL NET ASSETS—100%		$22,576,829

FAIR VALUE MEASUREMENTS
As of October 31, 2023, the investments in Dr. Ing. h.c.F. Porsche AG, L’Oreal SA, and LVMH Moet Hennessy Loius Vuitton SE (as disclosed in the preceding Portfolio of Investments) were classified as Level 2 and all other investments were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2023, the aggregate value of these securities was $110,717 or less than 1% of net assets.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Convertible Securities Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
BlueCove Limited
Management’s Discussion of
Fund Performance
MARKET REVIEW
During the earlier part of the twelve-month period ended October 31, 2023, equities experienced a strong rally as markets anticipated the end to the rate hiking cycle. This occurred despite the U.S. Treasury rate curve hitting a multi-decade level of inversion, signalling a weaker economic outlook, and the U.S. Federal Reserve (the “Fed”) indicating that higher rates would persist. The rally was interrupted in March of 2023 after the failure of two large regional U.S. banks, with markets considering the potential for more accommodative central bank action to contain further contagion in the banking system. Despite coming into calendar year 2023 with U.S. fourth quarter of 2022 earnings showing a contraction in operating margins and earnings, sentiment shifted in subsequent quarters as earnings reports surprised to the upside. However, lending conditions continued to tighten with a continued rise in interest rates against a backdrop of resilient growth. Since late July of 2023, the Fed has kept rates on hold, pausing to observe the effects of recent hikes amidst strong risk on sentiment. Risk markets trended upwards as the U.S. consumer remained strong against a backdrop of declining inflationary pressures and resilient economic growth. Economic data generally remained robust, and the market’s anticipation of a recession waned. Toward period end, volatility increased as the yield on the U.S. 10-year Treasury continued to rise, causing a decline in risk assets under the expectation that rates would remain higher for longer. U.S. equities closed up 10% and U.S. convertible bonds returned -0.5% over the period. The increased market volatility toward period end was supportive of the Fund’s security selection focus.
PERFORMANCE
Harbor Convertible Securities Fund returned -0.73% (Retirement Class), -0.83% (Institutional Class), -1.47% (Administrative Class), and -1.23% (Investor Class) in the year ended October 31, 2023, while the ICE BofA U.S. Convertible Bond Index (the “Index”) returned -0.48% during the same period.
Since BlueCove took over as subadvisor on March 1, 2023, the Fund posted modestly positive gains from security selection with strong contributions from Consumer Non-Cyclical, Basic Industry, and Communications companies offset by losses in Consumer Cyclicals, Electric, and Technology names. The best performing positions were overweights to BridgeBio Pharma and Palo Alto Networks and an underweight to Wolfspeed. These positions were reduced during the period. The weakest performance came from overweights to Porch Group, Enphase Energy, and NextEra Energy Capital. These positions were held during this period. Sector positioning varied with expectations for security selection opportunities, with the Fund reducing risk in Utility, Auto, and Consumer Goods companies and increasing risk to Real Estate, Basic Industry, and Financial Services companies. The Fund maintained a broadly neutral position to the risk exposures of the Index..
OUTLOOK & STRATEGY
The impact of key supports to growth through 2023 – fiscal stimulus and post-pandemic excess consumer savings – are fading. At the same time, tightening lending conditions have a lagged impact on credit growth and financial conditions that we expect will drag on growth over the next 6-12 months. The on-going conflict in Ukraine, and response by Israel to terrorist action in early October, underline a period characterised by elevated geopolitical risks. An increase in market volatility can be a positive backdrop for convertible bond returns as an asset class and in our view, supports a scientific approach to security selection which seeks to capture this volatility through company-specific insights.

⬤

Harbor Convertible Securities Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2013 through 10/31/2023

$30,000
25,000
20,000
15,000
10,000
5,000
Oct-14
Oct-15
Oct-16
Oct-17
Oct-18
Oct-19
Oct-20
Oct-21
Oct-22
Oct-23
$22,943
21,826
15,844
Institutional Class
ICE BofA U.S. Convertible Bond Index
ICE BofA U.S. Convertible Ex Mandatory Index

The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofA U.S. Convertible Bond Index and the ICE BofA U.S. Convertible Ex Mandatory Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	10 Years
Harbor Convertible Securities Fund
Retirement Class[1]	-0.73%	5.44%	4.77%
Institutional Class	-0.83	5.33	4.71
Administrative Class	-1.47	5.00	4.39
Investor Class	-1.23	4.97	4.32
Comparative Index
ICE BofA U.S. Convertible Bond Index[2]	-0.48%	8.73%	8.12%
ICE BofA U.S. Convertible Ex Mandatory Index	-0.08	9.06	8.66
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.63% (Net) and 0.66% (Gross) (Retirement Class), 0.71% (Net) and 0.74% (Gross) (Institutional Class), 0.96% (Net) and 0.99% (Gross) (Administrative Class), and 1.07% (Net) and 1.10% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2024. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The ICE BofA U.S. Convertible Bond Index is a market-capitalization weighted index that tracks the performance of publicly issued U.S. dollar denominated convertible securities of U.S. companies. Convertible securities where the underlying is a basket of equities qualify for inclusion in the index, as do mandatory and convertible preferred securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The ICE BofA U.S. Convertible Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. Dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

⬤

Harbor Convertible Securities Fund
MANAGER’S COMMENTARY—Continued

1 Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
2 Effective March 1, 2023, the Fund’s benchmark index changed from the ICE BofA U.S. Convertible Ex Mandatory to the ICE BofA U.S. Convertible Bond Index as the Adviser believes this index is a more appropriate comparison in light of the Fund’s new investment strategy.
This report contains the current opinions of BlueCove Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. As interest rates rise, the values of convertible securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Credit risk is higher for the Fund because it invests primarily in convertible securities of companies with debt rated below investment grade. High yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor Convertible Securities Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Principal Amounts, Value and Cost in Thousands

Convertible Bonds—91.1%
Principal Amount		Value
Automobiles—1.1%
$200	Fisker, Inc. 2.500%—09/15/2026[1]	$79
200	Rivian Automotive, Inc. 4.625%—03/15/2029[1]	211
		290
Biotechnology—3.0%
	Bridgebio Pharma, Inc.
100	2.250%—02/01/2029	74
100	2.500%—03/15/2027	95
		169
100	Cytokinetics, Inc. 3.500%—07/01/2027[1]	92
200	Guardant Health, Inc. 0.000%—11/15/2027[2]	135
100	Insmed, Inc. 0.750%—06/01/2028	97
300	Ionis Pharmaceuticals, Inc. 0.000%—04/01/2026[2]	291
		784
Commercial Services & Supplies—5.0%
200	Alarm.com Holdings, Inc. 0.000%—01/15/2026[2]	172
400	Block, Inc. 0.250%—11/01/2027	301
100	Marathon Digital Holdings, Inc. 1.000%—12/01/2026	71
100	Sabre Global, Inc. 4.000%—04/15/2025	91
300	Shift4 Payments, Inc. 0.500%—08/01/2027	236
200	Stride, Inc. 1.125%—09/01/2027	237
200	Tetra Tech, Inc. 2.250%—08/15/2028[1]	195
		1,303
Construction & Engineering—1.8%
200	Fluor Corp. 1.125%—08/15/2029[1]	193

Convertible Bonds—Continued
Principal Amount		Value
Construction & Engineering—Continued
$200	Granite Construction, Inc. 2.750%—11/01/2024	$263
		456
Diversified REITs—3.5%
100	GEO Corrections Holdings, Inc. 6.500%—02/23/2026[1]	121
100	Uniti Group, Inc. 7.500%—12/01/2027[1]	87
300	Ventas Realty LP 3.750%—06/01/2026[1]	295
400	Welltower OP LLC 2.750%—05/15/2028[1]	412
		915
Electric Utilities—2.6%
300	CMS Energy Corp. 3.375%—05/01/2028[1]	285
100	NRG Energy, Inc. 2.750%—06/01/2048	112
200	Ormat Technologies, Inc. 2.500%—07/15/2027[1]	181
100	Southern Co. 3.875%—12/15/2025[1]	99
		677
Electronic Equipment, Instruments & Components—1.6%
200	Itron, Inc. 0.000%—03/15/2026[2]	170
200	PAR Technology Corp. 1.500%—10/15/2027	153
100	Vishay Intertechnology, Inc. 2.250%—09/15/2030[1]	92
		415
Energy Equipment & Services—1.2%
100	Array Technologies, Inc. 1.000%—12/01/2028	96
100	Enphase Energy, Inc. 0.250%—03/01/2025	123

⬤

Harbor Convertible Securities Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Convertible Bonds—Continued
Principal Amount		Value
Energy Equipment & Services—Continued
$200	Sunnova Energy International, Inc. 2.625%—02/15/2028[1]	$98
		317
Entertainment—1.8%
500	DraftKings Holdings, Inc. 0.000%—03/15/2028[2]	376
100	Live Nation Entertainment, Inc. 3.125%—01/15/2029[1]	101
		477
Financial Services—5.5%
500	Coinbase Global, Inc. 0.500%—06/01/2026	381
300	EZCORP, Inc. 3.750%—12/15/2029[1]	287
200	New Mountain Finance Corp. 7.500%—10/15/2025[1]	201
300	SoFi Technologies, Inc. 0.000%—10/15/2026[1,2]	227
500	Upstart Holdings, Inc. 0.250%—08/15/2026	318
		1,414
Food Products—0.7%
200	Post Holdings, Inc. 2.500%—08/15/2027[1]	191
Health Care Providers & Services—6.6%
200	Alphatec Holdings, Inc. 0.750%—08/01/2026	171
300	CONMED Corp. 2.250%—06/15/2027	281
	Exact Sciences Corp.
300	0.375%—03/15/2027	262
400	0.375%—03/01/2028	333
		595
300	Haemonetics Corp. 0.000%—03/01/2026[2]	259
200	Integer Holdings Corp. 2.125%—02/15/2028[1]	220
100	Lantheus Holdings, Inc. 2.625%—12/15/2027[1]	111
100	Teladoc Health, Inc. 1.250%—06/01/2027	78
		1,715
Hotels, Restaurants & Leisure—1.8%
200	Cheesecake Factory, Inc. 0.375%—06/15/2026	167
100	Cracker Barrel Old Country Store, Inc. 0.625%—06/15/2026	83
300	Shake Shack, Inc. 0.000%—03/01/2028[2]	221
		471
Internet & Catalog Retail—11.1%
500	Airbnb, Inc. 0.000%—03/15/2026[2]	433
100	Booking Holdings, Inc. 0.750%—05/01/2025	153

Convertible Bonds—Continued
Principal Amount		Value
Internet & Catalog Retail—Continued
	Okta, Inc.
$300	0.125%—09/01/2025	$269
300	0.375%—06/15/2026	259
		528
100	Opendoor Technologies, Inc. 0.250%—08/15/2026[1]	65
300	Palo Alto Networks, Inc. 0.375%—06/01/2025	734
300	Snap, Inc. 0.000%—05/01/2027[2]	225
	Wayfair, Inc.
400	1.000%—08/15/2026	302
200	3.500%—11/15/2028[1]	233
		535
200	Zillow Group, Inc. 0.750%—09/01/2024	207
		2,880
Leisure Products—5.0%
	Carnival Corp.
100	5.750%—10/01/2024	130
200	5.750%—12/01/2027[1]	238
		368
200	Liberty TripAdvisor Holdings, Inc. 0.500%—06/30/2051[1]	159
	NCL Corp. Ltd.
200	1.125%—02/15/2027	156
300	2.500%—02/15/2027	241
		397
200	Royal Caribbean Cruises Ltd. 6.000%—08/15/2025[1]	366
		1,290
Machinery—1.5%
200	Axon Enterprise, Inc. 0.500%—12/15/2027[1]	216
200	John Bean Technologies Corp. 0.250%—05/15/2026	179
		395
Media—3.9%
	DISH Network Corp.
600	0.000%—12/15/2025[2]	369
100	3.375%—08/15/2026	52
		421
100	Liberty Broadband Corp. 3.125%—03/31/2053[1]	100
	Liberty Media Corp.
100	2.375%—09/30/2053[1]	97
200	2.750%—12/01/2049[1]	185
		282
200	Liberty Media Corp.-Liberty Formula One 2.250%—08/15/2027[1]	201
		1,004

⬤

Harbor Convertible Securities Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Convertible Bonds—Continued
Principal Amount		Value
Metals & Mining—2.0%
$100	ATI, Inc. 3.500%—06/15/2025	$248
100	U.S. Steel Corp. 5.000%—11/01/2026	256
		504
Oil, Gas & Consumable Fuels—3.1%
300	Helix Energy Solutions Group, Inc. 6.750%—02/15/2026	470
100	Northern Oil & Gas, Inc. 3.625%—04/15/2029[1]	118
200	Oil States International, Inc. 4.750%—04/01/2026	210
		798
Passenger Airlines—1.4%
100	American Airlines Group, Inc. 6.500%—07/01/2025	102
400	JetBlue Airways Corp. 0.500%—04/01/2026	249
		351
Personal Care Products—0.6%
200	Beauty Health Co. 1.250%—10/01/2026[1]	151
Pharmaceuticals—2.9%
100	Collegium Pharmaceutical, Inc. 2.875%—02/15/2029[1]	86
400	Dexcom, Inc. 0.375%—05/15/2028[1]	354
300	MannKind Corp. 2.500%—03/01/2026	323
		763
Real Estate Management & Development—0.9%
300	Redfin Corp. 0.000%—10/15/2025[2]	244
Semiconductors & Semiconductor Equipment—2.8%
200	Microchip Technology, Inc. 0.125%—11/15/2024	203
	ON Semiconductor Corp.
100	0.000%—05/01/2027[2]	131
300	0.500%—03/01/2029[1]	264
		395
	Wolfspeed, Inc.
100	0.250%—02/15/2028	62
100	1.875%—12/01/2029[1]	60
		122
		720
Software—18.7%
300	Akamai Technologies, Inc. 0.375%—09/01/2027	306
	Bentley Systems, Inc.
300	0.125%—01/15/2026	286
100	0.375%—07/01/2027	85
		371

Convertible Bonds—Continued
Principal Amount		Value
Software—Continued
$100	Bill.com Holdings, Inc. 0.000%—12/01/2025[2]	$95
400	Ceridian HCM Holding, Inc. 0.250%—03/15/2026	350
200	Cloudflare, Inc. 0.000%—08/15/2026[2]	168
100	DigitalOcean Holdings, Inc. 0.000%—12/01/2026[2]	75
100	Dropbox, Inc. 0.000%—03/01/2026[2]	94
300	Envestnet, Inc. 0.750%—08/15/2025	274
400	Fastly, Inc. 0.000%—03/15/2026[2]	339
300	Guidewire Software, Inc. 1.250%—03/15/2025	302
400	MicroStrategy, Inc. 0.000%—02/15/2027[2]	291
200	MongoDB, Inc. 0.250%—01/15/2026	341
300	Nutanix, Inc. 0.250%—10/01/2027	270
500	Pegasystems, Inc. 0.750%—03/01/2025	460
500	Porch Group, Inc. 0.750%—09/15/2026[1]	70
100	Progress Software Corp. 1.000%—04/15/2026	102
	Rapid7, Inc.
100	0.250%—03/15/2027	85
100	2.250%—05/01/2025	103
		188
	Splunk, Inc.
300	1.125%—09/15/2025	323
100	1.125%—06/15/2027	95
		418
100	Unity Software, Inc. 0.000%—11/15/2026[2]	79
100	Verint Systems, Inc. 0.250%—04/15/2026	85
200	Workiva, Inc. 1.250%—08/15/2028[1]	182
		4,860
Specialty Retail—1.0%
300	Greenbrier Cos., Inc. 2.875%—04/15/2028	261
Total Convertible Bonds (Cost $25,254)		23,646

Convertible Preferred Stocks—7.3%
Shares
Banks—2.7%
100	Bank of America Corp.—7.250%	105
550	Wells Fargo & Co.—7.500%	581
		686

⬤

Harbor Convertible Securities Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Convertible Preferred Stocks—Continued
Shares		Value
Diversified REITs—1.1%
12,400	RLJ Lodging Trust—1.950%	$293
Electric Utilities—1.2%
8,200	NextEra Energy, Inc.—6.926%	308
Machinery—1.0%
1,300	Chart Industries, Inc.—6.750%	64
1,900	RBC Bearings, Inc.—5.000%	200
		264
Oil, Gas & Consumable Fuels—1.3%
7,200	El Paso Energy Capital Trust I—4.750%	330
Total Convertible Preferred Stocks (Cost $2,078)		1,881
TOTAL INVESTMENTS—98.4% (Cost $27,332)		25,527
CASH AND OTHER ASSETS, LESS LIABILITIES—1.6%		423
TOTAL NET ASSETS—100.0%		$25,950

FAIR VALUE MEASUREMENTS
As of October 31, 2023, the investments in Convertible Preferred Stocks (as disclosed in the preceding Portfolio of Investments) were classified as Level 1 and all other investments were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2023, the aggregate value of these securities was $6,923 or 27% of net assets.
2
Zero coupon bond
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Core Bond Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Income Research + Management
Management’s Discussion of
Fund Performance
MARKET REVIEW
During the reporting period there was a lot of market volatility. We saw the collapse of Silicon Valley Bank kick off a mini-banking crisis in March, effectively halting new bond issuance. In the following quarters, we saw increased uncertainty regarding the federal debt ceiling and even more volatility following Fitch’s downgrade of the United States’ credit rating. Amid all of these, we saw persistent pressures from stubbornly high inflation. All this market volatility and uncertainty led to muted positive absolute performance for the portfolio.
PERFORMANCE
Harbor Core Bond Fund returned 0.63% (Retirement Class) and 0.55% (Institutional Class) in the year ended October 31, 2023, outperforming the Bloomberg U.S. Aggregate Bond Index (the “Index”) which returned 0.36% during the same period.
On an absolute basis, the portfolio’s allocation to spread product detracted the most to the one-year return. Within securitized, the portfolio’s exposure to non-corporates, Agency residential mortgage-backed securities and residential mortgage-backed securities (“RMBS”), detracted the most from relative performance. Within corporates, security selection within the Financials, Industrials and Utilities all detracted from relative performance. On the other hand, the Fund’s underweight to Treasuries and overweight to Financials relative to the benchmark, as well as its security selection in the asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), and Industrials sectors, drove strong positive returns. Holdings that dragged down performance in the Fund included a New York State municipal bond and an Agency RMBS pool, while the top performers were Canadian Pacific Kansas City, Warner Brothers and Oracle Corporation.
Compared to the Index, the Fund holds an approximately 26.5% underweight to Government securities and an overweight to spread sectors, with an approximately 1.4% Credit overweight and an approximately 12.8% Securitized overweight at the end of the reporting period. Within credit, the Fund holds an overweight to Communication, Insurance and Finance Companies. The Fund has an underweight to Consumer and does not have any exposure to Credit non-Corporate securities.
Over the last year, we have grown more cautious on the markets, given increased risks paired with tighter spreads, especially in the long end. We increased the Fund’s Treasury allocation while decreasing the Fund’s credit, securitized and municipal exposure. U.S. Treasury exposure increased due to rotating out of high-quality spread products at attractive levels amid a tight credit market. Within credit, we’ve taken advantage of trimming positions when attractive opportunities arise paired with a cautious risk posture. We’ve trimmed exposure within industrials, specifically Capital Goods, Consumer, and Other Industrials while increasing exposure in Financials, specifically high-quality banking names. Within securitized, we decreased the Fund’s exposure by trimming RMBS, CMBS and Agency CMBS. While lowering overall ABS exposure, we took advantage of attractive opportunities to add high quality ideas in dealer floorplan and credit card deals. Municipal exposure was trimmed, driven by the reduction in exposure to general obligation bonds.
The overall theme at IR+M is to take advantage of higher spreads and yields to add incremental risk to the portfolio. Overall, our investment strategy centers around several core principles: bottom-up security selection, a value orientation, appropriate diversification, and risk control. We do not maintain an outlook on rates and did not change our view as a result of events

⬤

Harbor Core Bond Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 06/01/2018 through 10/31/2023
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor Core Bond Fund
Retirement Class[1]	0.63%	0.17%	0.03%
Institutional Class[1]	0.55	0.09	-0.05
Comparative Index
Bloomberg U.S. Aggregate Bond Index[1]	0.36%	-0.06%	-0.22%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.26% (Net) and 0.36% (Gross) (Retirement Class) and 0.34% (Net) and 0.44% (Gross) (Institutional Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2024. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
that took place over the reporting period. We remain committed to our disciplined, bottom-up approach while keeping our portfolios duration-neutral to their respective benchmarks and actively managing portfolio risks.
OUTLOOK & STRATEGY
Entering the fourth quarter, rising net interest costs combined with recent spending increases and tax cuts have weakened the U.S. fiscal position. This combination of tight monetary policy and loose fiscal policy could have varying impacts across different sectors of the economy, which creates the potential for dispersion in risk assets. Despite concerns about fundamental data, corporate yields held up well during the quarter and fixed income assets in general are enjoying a strong demand boosted by yields that remain historically high; the usual seasonal influx of new bond issuance in September was well absorbed by market participants.
We pride ourselves on being bottom-up security selectors. We remain methodical in adding any additional risk at a time when the market could turn in either direction. We believe that the securities that do make it in portfolios are fundamentally sound to withstand market weakness but are also attractively priced should spreads tighten.

1 The “Life of Fund” return as shown reflects the period 06/01/2018 (commencement of operations) through 10/31/2023.
This report contains the current opinions of Income Research + Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related and/or asset backed securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor Core Bond Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

INVESTMENT ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Principal Amounts, Value and Cost in Thousands

Asset-Backed Securities—13.9%
Principal Amount		Value
$385	Aligned Data Centers Issuer LLC Series 2021-1A Cl. A2 1.937%—08/15/2046[1]	$336
514	American Tower Trust I 5.490%—03/15/2028[1]	505
410	AMSR Trust Series 2021-SFR3 Cl. A 1.476%—10/17/2038[1]	356
366	BA Credit Card Trust Series 2022-A2 Cl. A2 5.000%—04/15/2028	362
136	CF Hippolyta Issuer LLC Series 2020-1 Cl. A1 1.690%—07/15/2060[1]	123
314	CIFC Funding Ltd. Series 2018-3A Cl. A 6.757% (3 Month USD Term SOFR + 1.362%) 07/18/2031[1,2]	313
167	DB Master Finance LLC Series 2021-1A Cl. A2I 2.045%—11/20/2051[1]	147
291	Discover Card Execution Note Trust Series 2022-A4 Cl. A 5.030%—10/15/2027	288
479	Domino’s Pizza Master Issuer LLC Series 2021-1A Cl. A2I 2.662%—04/25/2051[1]	401
	FirstKey Homes Trust
357	Series 2020-SFR2 Cl. A 1.266%—10/19/2037[1]	324
371	Series 2021-SFR1 Cl. A 1.538%—08/17/2038[1]	325
		649
250	Ford Credit Auto Owner Trust Series 2020-1 Cl. A 2.040%—08/15/2031[1]	237
288	GM Financial Consumer Automobile Receivables Trust Series 2022-3 Cl. A4 3.710%—12/16/2027	275

Asset-Backed Securities—Continued
Principal Amount		Value
	Home Partners of America Trust
$250	Series 2020-2 Cl. A 1.532%—01/17/2041[1]	$206
538	Series 2022-1 Cl. A 3.930%—04/17/2039[1]	500
		706
362	Mercedes-Benz Auto Receivables Trust Series 2022-1 Cl. A4 5.250%—02/15/2029	358
	Navient Private Education Refi Loan Trust
117	Series 2021-A Cl. A 0.840%—05/15/2069[1]	100
260	Series 2021-BA Cl. A 0.940%—07/15/2069[1]	221
		321
322	NextGear Floorplan Master Owner Trust Series 2023-1A Cl. A2 5.740%—03/15/2028[1]	321
447	Palmer Square CLO Ltd. Series 2013-2A Cl. A1A3 6.664% (3 Month USD Term SOFR + 1.262%) 10/17/2031[1,2]	444
320	Palmer Square Loan Funding Ltd. Series 2022-2A Cl. A1 6.664% (3 Month USD Term SOFR + 1.270%) 10/15/2030[1,2]	319
	PFS Financing Corp.
232	Series 2022-D Cl. A 4.270%—08/15/2027[1]	225
522	Series 2023-A Cl. A 5.800%—03/15/2028[1]	521
		746
	Progress Residential Trust
439	Series 2019-SFR3 Cl. A 2.271%—09/17/2036[1]	424
412	Series 2019-SFR4 Cl. A 2.687%—10/17/2036[1]	399
		823
202	Sabey Data Center Issuer LLC Series 2020-1 Cl. A2 3.812%—04/20/2045[1]	192

⬤

Harbor Core Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Asset-Backed Securities—Continued
Principal Amount		Value
$520	SBA Small Business Investment Cos. Series 2023-10A Cl. 1 5.168%—03/10/2033	$506
	SBA Tower Trust
705	2.593%—10/15/2056[1]	527
230	6.599%—01/15/2028[1]	230
		757
185	Stack Infrastructure Issuer LLC Series 2019-2A Cl. A2 3.080%—10/25/2044[1]	178
192	Store Master Funding I-VII Series 2018-1A Cl. A1 3.960%—10/20/2048[1]	187
163	Store Master Funding I-VII & XIV Series 2019-1 Cl. A1 2.820%—11/20/2049[1]	146
614	Taco Bell Funding LLC Series 2021-1A Cl. A2II 2.294%—08/25/2051[1]	498
	U.S. Small Business Administration
64	Series 2012-20C Cl. 1 2.510%—03/01/2032	58
101	Series 2017-20H Cl. 1 2.750%—08/01/2037	88
180	Series 2014-20K Cl. 1 2.800%—11/01/2034	162
180	Series 2015-20H Cl. 1 2.820%—08/01/2035	160
145	Series 2017-20J Cl. 1 2.850%—10/01/2037	126
175	Series 2018-20B Cl. 1 3.220%—02/01/2038	155
278	Series 2018-20G Cl. 1 3.540%—07/01/2038	248
396	Series 2022-25E Cl. 1 3.940%—05/01/2047	350
296	Series 2023-25B Cl. 1 4.610%—02/01/2048	275
371	Series 2022-25L Cl. 1 4.710%—12/01/2047	346
360	Series 2023-25A Cl. 1 4.910%—01/01/2048	338
510	Series 2023-25C Cl. 1 4.930%—03/01/2048	481
350	Series 2022-25K Cl. 1 5.130%—11/01/2047	333
525	Series 2023-25I CL. 1 5.410%—09/01/2048	505
		3,625
251	Vantage Data Centers LLC Series 2020-2A Cl. A2 1.992%—09/15/2045[1]	210
	Wendy’s Funding LLC
199	Series 2021-1A Cl. A2I 2.370%—06/15/2051[1]	162
370	Series 2019-1A Cl. A2I 3.783%—06/15/2049[1]	344
		506
Total Asset-Backed Securities (Cost $15,728)		14,835

Collateralized Mortgage Obligations—5.9%
Principal Amount		Value
$387	Benchmark Mortgage Trust Series 2021-B26 Cl. A3 2.391%—06/15/2054	$317
	BX Commercial Mortgage Trust
403	Series 2021-VOLT Cl. A 6.149% (1 Month USD Term SOFR + 0.814%) 09/15/2036[1,2]	391
347	Series 2019-XL Cl. A 6.369% (1 Month USD Term SOFR + 1.034%) 10/15/2036[1,2]	345
		736
	COMM Mortgage Trust
387	Series 2016-COR1 Cl. A3 2.826%—10/10/2049	352
216	Series 2014-CR21 Cl. A3 3.528%—12/10/2047	210
434	Series 2014-UBS3 Cl. A3 3.546%—06/10/2047	429
		991
318	Flagstar Mortgage Trust Series 2021-8INV Cl. A3 2.500%—09/25/2051[1,2]	234
233	FRESB Mortgage Trust Series 2019-SB63 Cl. A5H 2.550% (30 day USD SOFR Average) 02/25/2039[2]	230
550	GS Mortgage Securities Trust Series 2016-GS3 Cl. A4 2.850%—10/10/2049	498
102	GS Mortgage-Backed Securities Corp. Trust Series 2020-PJ4 Cl. A2 3.000%—01/25/2051[1,2]	82
160	GS Mortgage-Backed Securities Trust Series 2020-INV1 Cl. A14 2.924%—10/25/2050[1,2]	123
120	MetLife Securitization Trust Series 2020-INV1 Cl. A2A 2.500%—05/25/2050[1,2]	92
	Morgan Stanley Bank of America Merrill Lynch Trust
260	Series 2015-C25 Cl. A4 3.372%—10/15/2048	247
600	Series 2015-C26 Cl. A5 3.531%—10/15/2048	567
		814
	PSMC Trust
454	Series 2021-2 Cl. A3 2.500%—05/25/2051[1,2]	381
51	Series 2020-2 Cl. A2 3.000%—05/25/2050[1,2]	43
		424
	Seasoned Credit Risk Transfer Trust
139	Series 2020-2 Cl. MA 2.000%—11/25/2059	120
234	Series 2021-1 Cl. MA 2.000%—09/25/2060	197
262	Series 2021-3 Cl. MA 2.000%—03/25/2061	219
165	Series 2020-3 Cl. MA 2.000%—05/25/2060	142
153	Series 2020-1 Cl. MA 2.500%—08/25/2059	135

⬤

Harbor Core Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Collateralized Mortgage Obligations—Continued
Principal Amount		Value
$54	Series 2017-2 Cl. MA 3.000%—08/25/2056	$48
108	Series 2018-1 Cl. MA 3.000%—05/25/2057	97
169	Series 2019-2 Cl. MA 3.500%—08/25/2058	154
		1,112
334	Tricon American Homes Series 2020-SFR1 Cl. A 1.499%—07/17/2038[1]	297
380	Wells Fargo Commercial Mortgage Trust Series 2015-C31 Cl. A4 3.695%—11/15/2048	360
Total Collateralized Mortgage Obligations (Cost $6,955)		6,310

Corporate Bonds & Notes—29.6%

AEROSPACE & DEFENSE—0.6%
361	BAE Systems PLC 3.400%—04/15/2030[1]	309
235	Lockheed Martin Corp. 4.700%—05/15/2046	194
148	Northrop Grumman Corp. 5.250%—05/01/2050	129
		632
AUTO COMPONENTS—0.4%
490	Aptiv PLC/Aptiv Corp. 3.250%—03/01/2032	393
AUTOMOBILES—0.8%
	General Motors Financial Co., Inc.
454	2.400%—10/15/2028	375
240	4.300%—04/06/2029	213
		588
345	Volkswagen Group of America Finance LLC 4.600%—06/08/2029[1]	317
		905
BANKS—4.9%
	Bank of America Corp.
440	2.572%—10/20/2032[3]	330
132	3.311%—04/22/2042[3]	88
		418
505	Bank of America Corp. MTN 4.948%—07/22/2028[3]	480
310	Barclays PLC 5.304%—08/09/2026[3]	303
513	Capital One Financial Corp. 5.468%—02/01/2029[3]	477
	Citigroup, Inc.
171	3.400%—05/01/2026	161
239	3.520%—10/27/2028[3]	215
279	4.412%—03/31/2031[3]	247
		623
448	Credit Suisse AG 7.950%—01/09/2025	454
212	HSBC Holdings PLC 7.390%—11/03/2028[3]	217

Corporate Bonds & Notes—Continued
Principal Amount		Value
BANKS—Continued
	JPMorgan Chase & Co.
$586	4.203%—07/23/2029[3]	$538
250	4.493%—03/24/2031[3]	226
		764
500	Lloyds Banking Group PLC 2.438%—02/05/2026[3]	474
310	Mitsubishi UFJ Financial Group, Inc. 5.017%—07/20/2028[3]	297
418	National Securities Clearing Corp. 5.000%—05/30/2028[1]	406
340	Toronto-Dominion Bank 1.950%—01/12/2027	300
		5,213
BIOTECHNOLOGY—0.3%
310	AbbVie, Inc. 4.500%—05/14/2035	271
BUILDING PRODUCTS—0.1%
193	Carlisle Cos., Inc. 2.750%—03/01/2030	156
CAPITAL MARKETS—2.6%
300	Bank of New York Mellon Corp. MTN 5.802%—10/25/2028[3]	296
	Blackstone Holdings Finance Co. LLC
173	2.800%—09/30/2050[1]	89
356	3.500%—09/10/2049[1]	213
		302
301	Goldman Sachs Group, Inc. 3.800%—03/15/2030	260
54	KKR Group Finance Co. II LLC 5.500%—02/01/2043[1]	45
170	KKR Group Finance Co. III LLC 5.125%—06/01/2044[1]	135
493	Macquarie Group Ltd. 1.340%—01/12/2027[1,3]	440
	Morgan Stanley MTN
665	3.125%—07/27/2026	615
295	3.622%—04/01/2031[3]	250
		865
500	UBS Group AG 4.125%—04/15/2026[1]	474
		2,817
COMMERCIAL SERVICES & SUPPLIES—0.4%
300	Moody’s Corp. 3.250%—05/20/2050	182
230	Waste Management, Inc. 4.150%—04/15/2032	203
		385
DIVERSIFIED REITS—0.9%
533	Federal Realty OP LP 1.250%—02/15/2026	479
540	Healthpeak OP LLC 3.250%—07/15/2026	505
		984

⬤

Harbor Core Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Corporate Bonds & Notes—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
	AT&T, Inc.
$240	2.300%—06/01/2027	$212
504	6.852% (3 Month USD Term SOFR + 1.442%) 06/12/2024[2]	507
		719
	Verizon Communications, Inc.
435	2.355%—03/15/2032	325
162	4.500%—08/10/2033	141
		466
		1,185
ELECTRIC UTILITIES—2.6%
275	Berkshire Hathaway Energy Co. 6.125%—04/01/2036	268
526	DTE Energy Co. 4.875%—06/01/2028	501
330	Duke Energy Florida LLC 3.800%—07/15/2028	307
200	Eversource Energy 2.900%—10/01/2024	194
	Exelon Corp.
62	4.700%—04/15/2050	47
243	5.100%—06/15/2045	197
		244
630	Florida Power & Light Co. 2.450%—02/03/2032	492
158	Northern States Power Co. 4.500%—06/01/2052	121
	Southern Co.
230	3.250%—07/01/2026	215
308	4.250%—07/01/2036	250
		465
230	Xcel Energy, Inc. 3.400%—06/01/2030	195
		2,787
ENTERTAINMENT—0.2%
300	Warnermedia Holdings, Inc. 5.141%—03/15/2052	212
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—0.3%
	Alexandria Real Estate Equities, Inc.
290	2.000%—05/18/2032	204
115	4.750%—04/15/2035	98
		302
FINANCIAL SERVICES—0.9%
322	American Express Co. 5.043%—05/01/2034[3]	289
198	Berkshire Hathaway Finance Corp. 3.850%—03/15/2052	138
	PNC Financial Services Group, Inc.
410	5.068% (3 Month USD Term SOFR + 1.933%) 01/24/2034[2]	361
163	6.875%—10/20/2034[3]	163
		524
		951

Corporate Bonds & Notes—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—2.0%
$320	Cigna Group 3.400%—03/01/2027	$297
232	CommonSpirit Health 4.187%—10/01/2049	162
	CVS Pass-Through Trust
166	5.773%—01/10/2033[1]	161
76	5.880%—01/10/2028	74
485	8.353%—07/10/2031[1]	502
		737
425	Elevance Health, Inc. 4.750%—02/15/2033	386
590	PeaceHealth Obligated Group 1.375%—11/15/2025	538
		2,120
INSURANCE—2.3%
419	AIA Group Ltd. 3.600%—04/09/2029[1]	377
325	Equitable Financial Life Global Funding 1.400%—07/07/2025[1]	300
150	Five Corners Funding Trust 4.419%—11/15/2023[1]	150
420	GA Global Funding Trust 3.850%—04/11/2025[1]	404
530	Liberty Mutual Group, Inc. 4.569%—02/01/2029[1]	492
276	Lincoln National Corp. 3.400%—01/15/2031	216
	Massachusetts Mutual Life Insurance Co.
180	3.375%—04/15/2050[1]	110
160	5.672%—12/01/2052[1]	140
		250
340	Metropolitan Life Global Funding I 3.300%—03/21/2029[1]	297
		2,486
INTERNET & CATALOG RETAIL—0.2%
371	Amazon.com, Inc. 4.100%—04/13/2062	267
MEDIA—1.0%
498	Charter Communications Operating LLC/Charter Communications Operating Capital 6.384%—10/23/2035	450
360	Comcast Corp. 2.350%—01/15/2027	326
400	Cox Communications, Inc. 1.800%—10/01/2030[1]	298
		1,074
MULTI-UTILITIES—0.7%
	PG&E Wildfire Recovery Funding LLC
97	3.594%—06/01/2032	91
310	4.022%—06/01/2033	290
183	4.722%—06/01/2039	165
		546
257	Rogers Communications, Inc. 5.450%—10/01/2043	211
		757

⬤

Harbor Core Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Corporate Bonds & Notes—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—1.8%
$560	Columbia Pipelines Operating Co. LLC 6.036%—11/15/2033[1]	$532
310	Dominion Energy, Inc. 5.250%—08/01/2033	283
505	Energy Transfer LP 3.900%—07/15/2026	477
474	Occidental Petroleum Corp. 0.000%—10/10/2036[4]	245
192	Schlumberger Holdings Corp. 3.900%—05/17/2028[1]	177
230	Southern Co. Gas Capital Corp. 1.750%—01/15/2031	170
		1,884
PASSENGER AIRLINES—1.3%
249	Air Canada Pass-Through Trust 3.600%—09/15/2028[1]	230
319	Delta Air Lines Pass-Through Trust 3.625%—01/30/2029	294
	United Airlines Pass-Through Trust
202	3.100%—01/07/2030	180
784	4.000%—10/11/2027	738
		918
		1,442
PROFESSIONAL SERVICES—0.2%
295	Verisk Analytics, Inc. 3.625%—05/15/2050	189
ROAD & RAIL—0.5%
190	Canadian Pacific Railway Co. 6.125%—09/15/2115	171
155	Norfolk Southern Corp. 4.837%—10/01/2041	128
191	Ryder System, Inc. MTN 5.250%—06/01/2028	184
		483
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
272	Broadcom, Inc. 4.110%—09/15/2028	250
	NXP BV/NXP Funding LLC/NXP USA, Inc.
265	2.700%—05/01/2025	252
450	3.150%—05/01/2027	407
		659
		909
SOFTWARE—0.5%
	Oracle Corp.
340	1.650%—03/25/2026	308
343	3.950%—03/25/2051	223
		531
SPECIALTY RETAIL—0.9%
	Lowe’s Cos., Inc.
77	3.700%—04/15/2046	51
199	5.000%—04/15/2040	166
117	5.625%—04/15/2053	101
		318

Corporate Bonds & Notes—Continued
Principal Amount		Value
SPECIALTY RETAIL—Continued
$637	Penske Truck Leasing Co. LP/PTL Finance Corp. 5.550%—05/01/2028[1]	$614
		932
TRADING COMPANIES & DISTRIBUTORS—0.6%
201	AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.000%—10/29/2028	169
510	Ferguson Finance PLC 3.250%—06/02/2030[1]	425
		594
WATER UTILITIES—0.2%
238	Aquarion Co. 4.000%—08/15/2024[1]	233
WIRELESS TELECOMMUNICATION SERVICES—0.4%
511	T-Mobile USA, Inc. 5.050%—07/15/2033	462
Total Corporate Bonds & Notes (Cost $34,737)		31,556

Mortgage Pass-Through—24.9%

	Federal Home Loan Mortgage Corp.
219	2.000%—06/01/2050	167
2,578	2.500%—03/01/2051-05/01/2052	2,007
2,227	3.000%—01/01/2033-08/01/2050	1,859
942	3.500%—05/01/2042	828
684	4.000%—12/01/2037-02/01/2046	632
127	4.500%—03/01/2049	116
831	5.000%—10/01/2052-05/01/2053	771
135	5.048% (12 Month USD IBOR Consumer Cash Fallback + 1.597%) 06/01/2047[2]	135
751	5.500%—12/01/2052-07/01/2053	717
		7,232
	Federal National Mortgage Association
2,742	2.000%—08/01/2050-04/01/2051	2,045
4,562	2.500%—03/01/2035-04/01/2052	3,635
3,372	3.000%—02/01/2035-08/01/2050	2,865
1,351	3.500%—05/01/2037-06/01/2050	1,200
3,350	4.000%—03/01/2038-09/01/2049	2,988
2,406	4.500%—05/01/2046-08/01/2052	2,194
1,729	5.000%—07/01/2050-08/01/2053	1,609
1,013	5.500%—11/01/2052	963
137	6.917% (Fed 12 Month Treasury Average Constant Maturity Treasury + 2.292%) 12/01/2036[2]	137
		17,636
	Government National Mortgage Association
806	2.500%—01/20/2051	645
369	4.000%—09/20/2041-09/15/2046	336
801	4.500%—01/15/2042-08/20/2047	740
		1,721
Total Mortgage Pass-Through (Cost $30,012)		26,589

⬤

Harbor Core Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Municipal Bonds—1.8%
Principal Amount		Value
$145	Metropolitan Water Reclamation District of Greater Chicago 5.720%—12/01/2038	$142
83	Michigan State University 4.165%—08/15/2122	56
440	New York City Transitional Finance Authority Future Tax Secured Revenue 3.950%—08/01/2032	384
555	New York State Urban Development Corp. 5.770%—03/15/2039	549
530	Sales Tax Securitization Corp. 4.637%—01/01/2040	465
300	State of California 7.500%—04/01/2034	336
Total Municipal Bonds (Cost $2,194)		1,932

U.S. Government Obligations—22.2%

	U.S. Treasury Bonds
1,103	2.250%—02/15/2052	635
635	2.375%—02/15/2042	420
4,591	3.000%—08/15/2052	3,150

U.S. Government Obligations—Continued
Principal Amount		Value
$6,303	3.375%—08/15/2042	$4,879
1,542	3.625%—05/15/2053	1,202
3,262	3.875%—05/15/2043	2,710
230	4.125%—08/15/2053	197
		13,193
579	U.S. Treasury Inflation-Indexed Notes 0.125%—01/15/2030	500
	U.S. Treasury Notes
754	3.375%—05/15/2033	667
779	3.500%—01/31/2028	739
2,933	3.625%—05/31/2028	2,789
903	3.875%—08/15/2033	831
5,139	4.375%—08/31/2028	5,041
		10,067
Total U.S. Government Obligations (Cost $26,281)		23,760
TOTAL INVESTMENTS—98.3% (Cost $115,907)		104,982
CASH AND OTHER ASSETS, LESS LIABILITIES—1.7%		1,785
TOTAL NET ASSETS—100.0%		$106,767

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2023, the aggregate value of these securities was $19,279 or 18% of net assets.
2
Variable or floating rate security; the stated rate represents the rate in effect as of October 31, 2023.  The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
3
Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date.
4
Zero coupon bond
CLO
Collateralized Loan Obligation
MTN
Medium Term Loan
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Core Plus Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Income Research + Management
Management’s Discussion of
Fund Performance
MARKET REVIEW
During the reporting period there was a lot of market volatility. We saw the collapse of Silicon Valley Bank  kick off a mini-banking crisis in March, effectively halting new bond issuance. In the following quarters, we saw increased uncertainty regarding the federal debt ceiling and even more volatility following Fitch’s downgrade of the United States’ credit rating. Amid all of these, we saw persistent pressures from stubbornly high inflation. All this market volatility and uncertainty led to muted positive absolute performance for the portfolio.
PERFORMANCE
Harbor Core Plus Fund returned 1.43% (Retirement Class), 1.35% (Institutional Class), and 1.10% (Administrative Class) in the year ended October 31, 2023, outperforming the Bloomberg U.S. Aggregate Bond Index (the “Index”) which returned 0.36% during the same period.
On an absolute basis, the portfolio’s allocation to spread product detracted the most to the one-year return. Within securitized, the portfolio’s overweight to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) relative to the benchmark were the largest detractor of relative performance. On the other hand, the Fund’s underweight to Treasuries and overweight to Financials and Industrials were the largest contributors from an asset allocation standpoint. Security selection in the ABS, residential mortgage-backed securities (“RMBS”), Financials, and Industrials sectors, drove strong positive returns. Holdings that dragged down performance in the Fund included Occidental Petroleum and a Morgan Stanley ABS bond, while the top performers were Ares Management Corp and Aircastle Ltd.
Compared to the Index, the Fund holds an approximately 23.7% underweight to Government securities and an overweight to spread sectors, with an approximately 4% Credit overweight and an approximately 19.8% Securitized overweight at the end of the reporting period. Within credit, the Fund holds an overweight to Electric, Industrial and Finance Companies. The Fund has an underweight to Insurance and Banks. It does not have any exposure to Credit non-Corporate securities.
Over the last year, we have grown more cautious on the markets, given increased risks paired with tighter spreads, especially in the long end. We increased the Fund’s Treasury allocation and decreased the Fund’s credit, securitized and taxable municipal allocation. U.S. Treasury exposure increased due to rotating out of high-quality spread products at attractive levels amid a tight credit market. Over the past year we have built a meaningful position in Small Business Administration loans (which are guaranteed by the full faith and credit of the U.S. Treasury), which we find an attractive opportunity given spread levels. Within credit, we’ve trimmed exposure to consumer, real estate investment trusts, capital goods and technology. We continue to favor corporate issuers who can weather inflation and/or pass rising costs along to the consumer. Within securitized, we trimmed our collateralized loan obligations and other ABS exposure while increasing exposure to autos, dealer floorplan and rate reduction deals. We’ve also added to our RMBS and Agency RMBS exposure, specifically through the addition of agency fixed-rate pass-throughs.
The overall theme at IR+M is to take advantage of higher spreads and yields to add incremental risk to the portfolio. Overall, our investment strategy centers around several core principles: bottom-up security selection, a value orientation, appropriate diversification, and risk control. We do not maintain an outlook on rates and did not change our view as a result of events

⬤

Harbor Core Plus Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2013 through 10/31/2023
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	10 Years
Harbor Core Plus Fund
Retirement Class[1]	1.43%	0.40%	1.24%
Institutional Class	1.35	0.28	1.19
Administrative Class	1.10	0.03	0.93
Comparative Index
Bloomberg U.S. Aggregate Bond Index	0.36%	-0.06%	0.88%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.30% (Net) and 0.31% (Gross) (Retirement Class); 0.38% (Net) and 0.39% (Gross) (Institutional Class); and 0.63% (Net) and 0.64% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2024. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
that took place over the reporting period. We remain committed to our disciplined, bottom-up approach while keeping our portfolios duration-neutral to their respective benchmarks and actively managing portfolio risks.
OUTLOOK & STRATEGY
Entering the fourth quarter, rising net interest costs combined with recent spending increases and tax cuts have weakened the U.S. fiscal position. This combination of tight monetary policy and loose fiscal policy could have varying impacts across different sectors of the economy, which creates the potential for dispersion in risk assets. Despite concerns about fundamental data, corporate yields held in well during the quarter and fixed income assets in general are enjoying a strong demand boosted by yields that remain historically high; the usual seasonal influx of new bond issuance in September was well absorbed by market participants.
We pride ourselves on being bottom-up security selectors. We remain methodical in adding any additional risk at a time when the market could turn in either direction. We believe that the securities that do make it in portfolios are fundamentally sound to withstand market weakness but are also attractively priced should spreads tighten.

1 Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Income Research + Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related and/or asset backed securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor Core Plus Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

INVESTMENT ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Principal Amounts, Value and Cost in Thousands

Asset-Backed Securities—14.3%
Principal Amount		Value
$3,125	Air Canada Pass-Through Trust Series 2017-1 Series 2017-1AA Cl. PTT 3.300%—07/15/2031[1]	$2,708
3,582	Aligned Data Centers Issuer LLC Series 2021-1A Cl. A2 1.937%—08/15/2046[1]	3,125
1,347	American Airlines Pass-Through Trust Series 2015-2 Cl. AA 3.600%—03/22/2029	1,230
3,029	American Tower Trust I 5.490%—03/15/2028[1]	2,978
3,291	AMMC CLO XII Ltd. Series 2013-12A Cl. AR2 6.577% (3 Month USD Term SOFR + 1.212%) 11/10/2030[1,2]	3,284
3,231	Apidos CLO XXVI Ltd. Series 2017-26A Cl. A1AR 6.557% (3 Month USD Term SOFR + 1.162%) 07/18/2029[1,2]	3,230
4,000	ARES LII CLO Ltd. Series 2019-52A Cl. A1R 6.724% (3 Month USD Term SOFR + 1.312%) 04/22/2031[1,2]	3,981
3,815	Birch Grove CLO Ltd. Series 19A Cl. AR 6.801% (3 Month USD Term SOFR + 1.392%) 06/15/2031[1,2]	3,804
1,734	CF Hippolyta Issuer LLC Series 2021-1A Cl. A1 1.530%—03/15/2061[1]	1,520
4,439	Citizens Auto Receivable Trust Series 2023-2 Cl. A3 5.830%—02/15/2028[1]	4,417
2,245	DB Master Finance LLC Series 2021-1A Cl. A2II 2.493%—11/20/2051[1]	1,880
1,316	Domino’s Pizza Master Issuer LLC Series 2021-1A Cl. A2I 2.662%—04/25/2051[1]	1,102
7,310	FirstKey Homes Trust Series 2021-SFR1 Cl. A 1.538%—08/17/2038[1]	6,421
3,941	GMF Floorplan Owner Revolving Trust Series 2023-2 Cl. A 5.340%—06/15/2030[1]	3,872

Asset-Backed Securities—Continued
Principal Amount		Value
$3,138	GSAA Home Equity Trust Series 2006-20 Cl. 1A2 5.799% (1 Month USD Term SOFR + 0.474%) 12/25/2046[2]	$870
3,195	Home Partners of America Trust Series 2022-1 Cl. A 3.930%—04/17/2039[1]	2,969
550	IXIS Real Estate Capital Trust Series 2005-HE1 Cl. M4 6.489% (1 Month USD Term SOFR + 1.164%) 06/25/2035[2]	550
3,764	JetBlue Pass-Through Trust Series 2020-1 Cl. A 4.000%—05/15/2034	3,334
645	JP Morgan Mortgage Acquisition Trust[3] Series 2007-HE1 Cl. AF3 4.285%—05/25/2035	408
	Morgan Stanley ABS Capital I, Inc. Trust
1,507	Series 2007-HE1 Cl. A2C 5.589% (1 Month USD Term SOFR + 0.264%) 11/25/2036[2]	837
2,851	Series 2007-HE6 Cl. A3 5.619% (1 Month USD Term SOFR + 0.294%) 05/25/2037[2]	2,343
		3,180
2,641	Palmer Square Loan Funding Ltd. Series 2021-4A Cl. A1 6.456% (3 Month USD Term SOFR + 1.062%) 10/15/2029[1,2]	2,626
2,863	PFS Financing Corp. Series 2023-B Cl. A 5.270%—05/15/2028[1]	2,813
	Planet Fitness Master Issuer LLC
4,311	Series 2022-1A Cl. A2I 3.251%—12/05/2051[1]	3,851
2,223	Series 2018-1A Cl. A2II 4.666%—09/05/2048[1]	2,134
		5,985
3,034	SBA Tower Trust 6.599%—01/15/2028[1]	3,033

⬤

Harbor Core Plus Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Asset-Backed Securities—Continued
Principal Amount		Value
	ServiceMaster Funding LLC
$3,093	Series 2021-1 Cl. A2I 2.865%—07/30/2051[1]	$2,505
355	Series 2020-1 Cl. A2II 3.337%—01/30/2051[1]	271
		2,776
3,413	Servpro Master Issuer, LLC Series 2021-1A Cl. A2 2.394%—04/25/2051[1]	2,796
2,301	Specialty Underwriting & Residential Finance Trust Series 2006-BC4 Cl. A2B 5.659% (1 Month USD Term SOFR + 0.334%) 09/25/2037[2]	729
7,000	Stack Infrastructure Issuer LLC Series 2021-1A Cl. A2 1.877%—03/26/2046[1]	6,223
6,878	Taco Bell Funding LLC Series 2021-1A Cl. A2I 1.946%—08/25/2051[1]	5,945
5,177	Tricon Residential Trust Series 2023-SFR1 Cl. A 5.100%—07/17/2040[1]	4,925
5,000	Trinity Rail Leasing LLC Series 2020-2A Cl. A2 2.560%—11/19/2050[1]	4,264
	U.S. Small Business Administration
5,062	Series 2023-25E Cl. 1 4.620%—05/01/2048	4,680
4,942	Series 2023-25F Cl. 1 4.930%—06/01/2048	4,633
2,961	Series 2023-25H Cl. 1 5.150%—08/01/2048	2,817
5,068	Series 2023-25G Cl. 1 5.180%—07/01/2048	4,825
567	Series 2009-20A Cl. 1 5.720%—01/01/2029	550
4,716	Series 2023-25J Cl. 1 5.820%—10/01/2048	4,650
845	Series 2008-20H Cl. 1 6.020%—08/01/2028	819
		22,974
1,117	United Airlines Pass-Through Trust Series 2019-2 Cl. AA 2.700%—11/01/2033	909
6,810	VB-S1 Issuer LLC Series 2022-1A Cl. C2I 3.156%—02/15/2052[1]	5,926
6,843	Wendy’s Funding LLC Series 2021-1A Cl. A2I 2.370%—06/15/2051[1]	5,561
Total Asset-Backed Securities (Cost $142,927)		132,348

Collateralized Mortgage Obligations—10.2%

3,415	Angel Oak Mortgage Trust Series 2022-1 Cl. A1 2.881%—12/25/2066[1,3]	2,876
5,441	Argent Securities Trust Series 2006-W4 Cl. A2C 5.759% (1 Month USD Term SOFR + 0.434%) 05/25/2036[2]	1,308

Collateralized Mortgage Obligations—Continued
Principal Amount		Value
$553	Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-W11 Cl. M3 6.564% (1 Month USD Term SOFR + 1.239%) 11/25/2034[2]	$539
6,656	Banc of America Alternative Loan Trust Series 2006-7 Cl. A3 5.913%—10/25/2036[2]	1,878
401	Banc of America Funding Trust Series 2007-C Cl. 7A5 6.054% (1 Month USD Term SOFR + 0.714%) 05/20/2047[2]	358
4,948	Bank5 Series 2023-5YR2 Cl. A3 6.656%—07/15/2056[2]	4,999
	BCAP LLC Trust
139	Series 2011-RR5 Cl. 12A1 4.526%—03/26/2037[1,3]	134
1,226	Series 2011-RR4 Cl. 8A1 5.250%—02/26/2036[1,2]	502
2,786	Series 2007-AA2 Cl. 12A1 5.859% (1 Month USD Term SOFR + 0.534%) 05/25/2047[2]	2,595
		3,231
	Bear Stearns ARM Trust
8	Series 2000-2 Cl. A1 2.815%—11/25/2030[2]	8
128	Series 2004-1 Cl. 12A5 4.179%—04/25/2034[2]	115
		123
	BX Commercial Mortgage Trust
1,429	Series 2021-VOLT Cl. A 6.149% (1 Month USD Term SOFR + 0.814%) 09/15/2036[1,2]	1,386
3,337	Series 2022-LP2 Cl. A 6.347% (1 Month USD Term SOFR + 1.013%) 02/15/2039[1,2]	3,243
		4,629
3,390	Citigroup Commercial Mortgage Trust Series 2015-GC27 Cl. A5 3.137%—02/10/2048	3,267
6,500	COMM Mortgage Trust Series 2014-LC17 Cl. A5 3.917%—10/10/2047	6,340
	Countrywide Alternative Loan Trust
1,203	Series 2005-20CB Cl. 2A5 5.500%—07/25/2035	782
1,611	Series 2006-6CB Cl. 1A2 5.500% (1 Month USD Term SOFR + 0.514%) 05/25/2036[2]	1,243
2,854	Series 2008-1R Cl. 2A3 6.000%—08/25/2037	1,407
		3,432
163	Countrywide Asset-Backed Certificates Trust Series 2006-2 Cl. M1 6.039% (1 Month USD Term SOFR + 0.714%) 06/25/2036[2]	162
186	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-10 Cl. 9A1 6.000%—11/25/2035	128

⬤

Harbor Core Plus Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Collateralized Mortgage Obligations—Continued
Principal Amount		Value
$2,502	Deutsche Alt-A Securities INC Series 2007-AR2 Cl. A1 5.739% (1 Month USD Term SOFR + 0.414%) 03/25/2037[2]	$2,193
779	DSLA Mortgage Loan Trust Series 2006-AR1 Cl. 1A1A 5.720% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920%) 03/19/2046[2]	616
8,000	First Franklin Mortgage Loan Trust Series 2006-FF14 Cl. A6 5.749% (1 Month USD Term SOFR + 0.424%) 10/25/2036[2]	6,164
113	First Horizon Asset Securities, Inc. Series 2005-AR6 Cl. 4A1 4.147%—02/25/2036[2]	104
—	FNT Mortgage-Backed Pass-Through Trust Series 2001-3 Cl. 1A1 6.750%—08/21/2031	—
3,888	GS Mortgage Securities Trust Series 2015-GC30 Cl. A3 3.119%—05/10/2050	3,730
2,942	GSMPS Mortgage Loan Trust Series 2006-RP2 Cl. 1AF1 5.839% (1 Month USD Term SOFR + 0.514%) 04/25/2036[1,2]	2,398
178	GSR Mortgage Loan Trust Series 2005-AR3 Cl. 3A1 5.364%—05/25/2035[2]	129
2	IndyMac ARM Trust Series 2001-H2 Cl. A2 5.555%—01/25/2032[2]	2
547	IndyMac INDX Mortgage Loan Trust Series 2005-AR31 Cl. 1A1 3.479%—01/25/2036[2]	473
	JP Morgan Mortgage Trust
880	Series 2006-A6 Cl. 1A4L 4.172%—10/25/2036[2]	634
27	Series 2006-S1 Cl. 3A1 5.500%—04/25/2036	26
4,674	Series 2023-4 Cl. 1A4A 5.500%—11/25/2053[1,2]	4,488
		5,148
423	Merrill Lynch Alternative Note Asset Trust Series 2007-F1 Cl. 2A6 6.000%—03/25/2037	152
1,954	MetLife Securitization Trust Series 2018-1A Cl. A 3.750%—03/25/2057[1,2]	1,785
2,180	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14 Cl. A5 4.064%—02/15/2047	2,170
1,985	OBX Trust Series 2018-1 Cl. A2 6.089% (1 Month USD Term SOFR + 0.764%) 06/25/2057[1,2]	1,884
17,461	Residential Asset Securitization Trust Series 2007-A8 Cl. 2A1 6.250%—08/25/2037	4,028
134	RFMSI Trust Series 2007-SA1 Cl. 2A2 4.704%—02/25/2037[2]	90

Collateralized Mortgage Obligations—Continued
Principal Amount		Value
$1,303	Saxon Asset Securities Trust Series 2006-3 Cl. A3 5.779% (1 Month USD Term SOFR + 0.454%) 10/25/2046[2]	$1,257
	Sequoia Mortgage Trust
4,628	Series 2023-1 Cl. A4 5.000%—01/25/2053[1,2]	4,458
4,204	Series 2023-2 Cl. A4 5.000%—03/25/2053[1,2]	3,979
		8,437
222	STARM Mortgage Loan Trust Series 2007-S1 Cl. 1A 5.388%—01/25/2037[2]	159
50	Structured Adjustable Rate Mortgage Loan Trust Series 2005-7 Cl. 3A1 5.493%—04/25/2035[2]	49
4,307	Towd Point Mortgage Trust Series 2019-1 Cl. A1 3.750%—03/25/2058[1,2]	3,999
2,317	Tricon American Homes Series 2020-SFR1 Cl. A 1.499%—07/17/2038[1]	2,058
	WaMu Mortgage Pass-Through Certificates Trust
1,443	Series 2006-AR8 Cl. 1A4 4.410%—08/25/2046[2]	1,243
142	Series 2005-AR6 Cl. 2A1A 5.899% (1 Month USD Term SOFR + 0.574%) 04/25/2045[2]	134
68	Series 2005-AR13 Cl. A1A1 6.019% (1 Month USD Term SOFR + 0.694%) 10/25/2045[2]	63
		1,440
7,117	Wells Fargo Commercial Mortgage Trust Series 2018-C48 Cl. A5 4.302%—01/15/2052	6,479
6,450	WFRBS Commercial Mortgage Trust Series 2014-C23 Cl. A5 3.917%—10/15/2057	6,241
Total Collateralized Mortgage Obligations (Cost $110,628)		94,455

Corporate Bonds & Notes—30.9%

AEROSPACE & DEFENSE—0.4%
5,391	BAE Systems PLC 1.900%—02/15/2031[1]	4,071
AUTO COMPONENTS—0.6%
5,000	Aptiv PLC/Aptiv Corp. 4.150%—05/01/2052	3,295
1,980	ZF North America Capital, Inc. 6.875%—04/14/2028[1]	1,921
		5,216
AUTOMOBILES—0.9%
	Ford Motor Credit Co. LLC
4,000	3.375%—11/13/2025	3,737
1,900	6.950%—03/06/2026	1,905
		5,642
2,352	General Motors Financial Co., Inc. 5.800%—06/23/2028	2,280
		7,922

⬤

Harbor Core Plus Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Corporate Bonds & Notes—Continued
Principal Amount		Value
BANKS—2.2%
	Citigroup, Inc.
$4,700	2.572%—06/03/2031[4]	$3,682
4,605	3.875%—02/18/2026[2]	3,872
		7,554
2,850	HSBC Holdings PLC 7.390%—11/03/2028[4]	2,925
4,000	JPMorgan Chase & Co. 1.470%—09/22/2027[4]	3,486
4,110	National Securities Clearing Corp. 5.000%—05/30/2028[1]	3,992
3,001	Truist Financial Corp. MTN 6.123%—10/28/2033[4]	2,780
		20,737
BUILDING PRODUCTS—0.2%
2,412	Carlisle Cos., Inc. 2.200%—03/01/2032	1,767
CAPITAL MARKETS—4.3%
4,500	Ares Finance Co. IV LLC 3.650%—02/01/2052[1]	2,629
5,800	BlackRock TCP Capital Corp. 2.850%—02/09/2026	5,205
6,000	Blackstone Holdings Finance Co. LLC 3.200%—01/30/2052[1]	3,388
5,700	Blue Owl Credit Income Corp. 4.700%—02/08/2027	5,175
6,096	Brookfield Capital Finance LLC 6.087%—06/14/2033	5,755
5,800	Golub Capital BDC, Inc. 2.500%—08/24/2026	5,077
2,816	Hercules Capital, Inc. 2.625%—09/16/2026	2,454
3,010	KKR Group Finance Co. VII LLC 3.625%—02/25/2050[1]	1,802
3,000	KKR Group Finance Co. X LLC 3.250%—12/15/2051[1]	1,662
1,709	Oaktree Specialty Lending Corp. 2.700%—01/15/2027	1,461
5,500	Sixth Street Specialty Lending, Inc. 2.500%—08/01/2026	4,855
		39,463
COMMERCIAL SERVICES & SUPPLIES—1.0%
1,838	Allegion U.S. Holding Co., Inc. 5.411%—07/01/2032	1,681
4,851	Element Fleet Management Corp. 6.271%—06/26/2026[1]	4,826
3,519	Triton Container International Ltd. 2.050%—04/15/2026[1]	3,129
		9,636
CONSUMER FINANCE—0.5%
2,451	FirstCash, Inc. 4.625%—09/01/2028[1]	2,152
2,856	Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. 2.875%—10/15/2026[1]	2,490
		4,642

Corporate Bonds & Notes—Continued
Principal Amount		Value
DIVERSIFIED FINANCIAL SERVICES—0.1%
$916	National Rural Utilities Cooperative Finance Corp. 8.562% (3 Month USD Term SOFR + 3.172%) 04/30/2043[2]	$898
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
2,915	Verizon Communications, Inc. 3.700%—03/22/2061	1,779
ELECTRIC UTILITIES—1.9%
4,171	CMS Energy Corp. 3.750%—12/01/2050[4]	3,012
3,073	DTE Electric Securitization Funding II LLC 5.969%—03/01/2033	3,085
	Exelon Corp.
3,100	4.050%—04/15/2030	2,740
1,500	5.625%—06/15/2035	1,396
		4,136
	Jersey Central Power & Light Co.
900	4.300%—01/15/2026[1]	865
1,600	4.700%—04/01/2024[1]	1,590
		2,455
2,877	New England Power Co. 5.936%—11/25/2052[1]	2,583
2,865	NRG Energy, Inc. 7.000%—03/15/2033[1]	2,711
		17,982
ENTERTAINMENT—0.1%
2,000	Warnermedia Holdings, Inc. 5.141%—03/15/2052	1,416
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—2.8%
1,400	Agree LP 2.900%—10/01/2030	1,116
2,100	Alexandria Real Estate Equities, Inc. 2.750%—12/15/2029	1,716
4,905	Boston Properties LP 2.750%—10/01/2026	4,339
5,922	Corporate Office Properties LP 2.000%—01/15/2029	4,503
	EPR Properties
1,900	4.500%—06/01/2027	1,678
600	4.950%—04/15/2028	523
		2,201
5,000	Equinix, Inc. 1.000%—09/15/2025	4,555
4,500	GLP Capital LP/GLP Financing II, Inc. 4.000%—01/15/2030	3,760
4,700	Spirit Realty LP 3.400%—01/15/2030	3,871
		26,061
FINANCIAL SERVICES—1.5%
3,249	Charles Schwab Corp. 5.643%—05/19/2029[4]	3,129
3,662	Macquarie Airfinance Holdings Ltd. 8.125%—03/30/2029[1]	3,611
1,738	Navient Corp. 5.000%—03/15/2027	1,528
2,800	OneMain Finance Corp. 6.875%—03/15/2025	2,766

⬤

Harbor Core Plus Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Corporate Bonds & Notes—Continued
Principal Amount		Value
FINANCIAL SERVICES—Continued
$2,846	PNC Financial Services Group, Inc. 6.875%—10/20/2034[4]	$2,845
		13,879
HEALTH CARE PROVIDERS & SERVICES—1.5%
	CVS Pass-Through Trust
359	6.943%—01/10/2030	362
4,264	7.507%—01/10/2032[1]	4,343
		4,705
4,000	HCA, Inc. 5.375%—09/01/2026	3,913
2,400	IQVIA, Inc. 5.700%—05/15/2028[1]	2,307
3,347	Pediatrix Medical Group, Inc. 5.375%—02/15/2030[1]	2,891
		13,816
INDUSTRIAL CONGLOMERATES—0.8%
4,540	Ashtead Capital, Inc. 5.550%—05/30/2033[1]	4,072
3,800	Textron, Inc. 2.450%—03/15/2031	2,965
		7,037
INSURANCE—0.8%
4,000	GA Global Funding Trust 1.950%—09/15/2028[1]	3,241
1,687	Global Atlantic Fin Co. 7.950%—06/15/2033[1]	1,570
3,026	SBL Holdings, Inc. 5.000%—02/18/2031[1]	2,289
		7,100
LEISURE PRODUCTS—0.5%
4,637	Acushnet Co. 7.375%—10/15/2028[1]	4,650
MEDIA—0.9%
	Charter Communications Operating LLC/Charter Communications Operating Capital
4,775	5.375%—05/01/2047	3,456
2,400	6.384%—10/23/2035	2,170
		5,626
2,623	Paramount Global 4.000%—01/15/2026	2,490
		8,116
METALS & MINING—0.5%
5,267	Anglo American Capital PLC 3.875%—03/16/2029[1]	4,668
OIL, GAS & CONSUMABLE FUELS—1.9%
5,589	Cheniere Energy Partners LP 5.950%—06/30/2033[1]	5,234
3,209	Columbia Pipelines Operating Co. LLC 6.036%—11/15/2033[1]	3,049
3,145	Enbridge, Inc. 5.750%—07/15/2080[4]	2,625
1,094	Hess Midstream Operations LP 5.500%—10/15/2030[1]	994

Corporate Bonds & Notes—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
$2,020	New Fortress Energy, Inc. 6.750%—09/15/2025[1]	$1,876
7,629	Occidental Petroleum Corp. 0.000%—10/10/2036[5]	3,934
		17,712
PHARMACEUTICALS—0.4%
1,500	Takeda Pharmaceutical Co. Ltd. 2.050%—03/31/2030	1,186
3,000	Teva Pharmaceutical Finance Netherlands III BV 6.750%—03/01/2028	2,871
		4,057
PROFESSIONAL SERVICES—0.2%
1,642	KBR, Inc. 4.750%—09/30/2028[1]	1,437
ROAD & RAIL—0.7%
3,800	Norfolk Southern Corp. 4.050%—08/15/2052	2,635
4,077	Ryder System, Inc. MTN 5.250%—06/01/2028	3,927
		6,562
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.4%
	Broadcom, Inc.
6,904	3.137%—11/15/2035[1]	4,873
4,003	3.469%—04/15/2034[1]	3,051
		7,924
1,230	KLA Corp. 5.650%—11/01/2034	1,186
4,600	NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%—06/18/2026	4,352
		13,462
SOFTWARE—0.6%
3,500	Oracle Corp. 3.600%—04/01/2040	2,405
3,600	VMware, Inc. 4.650%—05/15/2027	3,449
		5,854
SPECIALTY RETAIL—1.1%
2,900	Group 1 Automotive, Inc. 4.000%—08/15/2028[1]	2,499
2,956	Lithia Motors, Inc. 3.875%—06/01/2029[1]	2,449
2,113	Lowe’s Cos., Inc. 5.625%—04/15/2053	1,827
3,612	Macy’s Retail Holdings LLC 5.875%—03/15/2030[1]	3,060
		9,835
TRADING COMPANIES & DISTRIBUTORS—2.0%
6,200	Aircastle Ltd. 2.850%—01/26/2028[1]	5,175
5,300	Aviation Capital Group LLC 4.125%—08/01/2025[1]	5,051
4,800	Ferguson Finance PLC 4.650%—04/20/2032[1]	4,223

⬤

Harbor Core Plus Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Corporate Bonds & Notes—Continued
Principal Amount		Value
TRADING COMPANIES & DISTRIBUTORS—Continued
$3,875	LKQ Corp. 5.750%—06/15/2028	$3,757
		18,206
WIRELESS TELECOMMUNICATION SERVICES—0.9%
1,118	American Tower Corp. 3.650%—03/15/2027	1,030
4,000	Crown Castle, Inc. 3.700%—06/15/2026	3,762
4,000	T-Mobile USA, Inc. 5.050%—07/15/2033	3,616
		8,408
Total Corporate Bonds & Notes (Cost $322,386)		286,389

Mortgage Pass-Through—26.8%

	Federal Home Loan Mortgage Corp.
29,642	2.500%—07/01/2050-05/01/2052	22,986
19,665	3.000%—02/01/2033-01/01/2050	16,682
208	3.500%—01/01/2026-02/01/2035	194
12,228	4.000%—03/01/2025-11/01/2048	10,810
150	4.500%—12/01/2040-09/01/2041	138
3	5.386% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.250%) 08/01/2035[2]	3
395	5.500%—02/01/2038-07/01/2038	389
1,264	6.000%—01/01/2029-05/01/2040	1,267
		52,469
	Federal Home Loan Mortgage Corp. REMIC[6]
3,803	Series 4628 Cl. CI 3.000%—05/15/2035	335
4,242	Series 4118 Cl. IO 4.000%—10/15/2042	717
1,269	Series 4989 Cl. FA 4.717% (30 day USD SOFR Average + 0.464%) 08/15/2040[2]	1,218
1,217	Series 4989 Cl. FB 5.059% (30 day USD SOFR Average + 0.464%) 10/15/2040[2]	1,164
—	Series 2266 Cl. F 5.885% (30 day USD SOFR Average + 0.564%) 11/15/2030[2]	—
		3,434
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
9	Series E3 Cl. A 4.513%—08/15/2032[2]	9
42	Series T-63 Cl. 1A1 6.000% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.200%) 02/25/2045[2]	39
		48
	Federal National Mortgage Association
3,763	2.000%—02/01/2051	2,789
43,653	2.500%—04/01/2035-04/01/2052	35,144
32,002	3.000%—11/01/2025-12/01/2050	26,528
19,925	3.500%—12/01/2025-01/01/2051	17,085
38,780	4.000%—02/01/2024-07/01/2051	34,642
27,361	4.500%—03/01/2024-12/01/2050	25,012
4,068	5.000%—10/01/2031-08/01/2053	3,807

Mortgage Pass-Through—Continued
Principal Amount		Value
$9,512	5.500%—01/01/2025-09/01/2041	$9,347
190	5.739% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.715%) 06/01/2035[2]	194
14	5.835% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.710%) 05/01/2035[2]	14
242	5.943% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.693%) 08/01/2035[2]	239
3,023	6.000%—06/01/2027-06/01/2040	3,016
54	6.026% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.400%) 10/01/2040[2]	53
		157,870
	Federal National Mortgage Association Interest STRIPS
7,344	Series 304 Cl. C45 3.000%—12/15/2027	281
5,248	Series 407 Cl. 7 5.000%—03/25/2041	1,169
		1,450
9,443	Federal National Mortgage Association REMIC[6] Series 2017-70 Cl. AS 0.000%—09/25/2057[2,5]	412
	Federal National Mortgage Association REMIC[6]
4,727	Series 2011-98 Cl. ZL 3.500%—10/25/2041	4,151
2,911	Series 2016-102 Cl. JI 3.500%—02/25/2046	198
7,567	Series 2020-27 Cl. IM 3.500%—05/25/2035	726
6,761	Series 2020-44 Cl. AI 4.000%—07/25/2050	1,338
21	Series 2006-5 Cl. 3A2 4.855%—05/25/2035[2]	21
182	Series 2003-25 Cl. KP 5.000%—04/25/2033	174
2,569	Series 2015-30 Cl. EI 5.000%—05/25/2045	422
1,703	Series 2016-33 Cl. NI 5.000%—07/25/2034	285
1,475	Series 2015-38 Cl. DF 5.378% (30 day USD SOFR Average + 0.424%) 06/25/2055[2]	1,427
2,090	Series 2011-59 Cl. YI 6.000%—07/25/2041	368
		9,110
88	Federal National Mortgage Association REMIC Trust[6] Series 2003-W1 Cl. 1A1 4.798%—12/25/2042[2]	82
	Government National Mortgage Association
11	2.625% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500%) 07/20/2027[2]	10
28	2.750% —10/20/2025-11/20/2029[2]	27
4	3.000% —07/20/2024-10/20/2025[2]	4
547	3.000%—11/15/2049	459
99	3.625% —01/20/2025-02/20/2032[2]	98
4,071	4.000%—09/15/2049-03/15/2050	3,705

⬤

Harbor Core Plus Fund
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Mortgage Pass-Through—Continued
Principal Amount		Value
$1,151	4.500%—02/20/2049	$1,056
16,929	5.000%—08/15/2033-06/15/2050	16,449
		21,808
	Government National Mortgage Association REMIC[6]
3,570	Series 2010-47 Cl. SK 1.146% (1 Month USD Term SOFR + 6.486%) 07/20/2037[2]	147
3,411	Series 2007-41 Cl. SM 1.246% (1 Month USD Term SOFR + 6.586%) 07/20/2037[2]	247
4,418	Series 2020-4 Cl. DI 4.000%—03/20/2041	656
4,361	Series 2014-2 Class A 5.000%—01/16/2044	853
589	Series 2015-180 Cl. CI 5.000%—12/16/2045	103
701	Series 2017-163 Cl. IE 5.500%—02/20/2039	137
328	Series 2016-136 Cl. IA 6.000%—10/20/2038	47
		2,190
Total Mortgage Pass-Through (Cost $291,253)		248,873

Municipal Bonds—0.4%

(Cost $3,900)
3,900	New York State Urban Development Corp. 1.496%—03/15/2027	3,434

U.S. Government Obligations—16.5%
Principal Amount		Value
	U.S. Treasury Bonds
$72,236	1.750%—08/15/2041	$42,908
31,207	2.000%—08/15/2051	16,879
9,447	2.250%—02/15/2052	5,440
7,730	2.375%—02/15/2042	5,107
11,543	3.000%—08/15/2052	7,920
19,242	3.375%—08/15/2042	14,894
16,561	3.625%—05/15/2053	12,912
14,923	3.875%—05/15/2043	12,397
		118,457
	U.S. Treasury Notes
21,459	3.375%—05/15/2033	18,978
4,909	3.625%—05/31/2028	4,669
2,957	3.875%—08/15/2033	2,722
8,232	4.375%—08/31/2028	8,076
		34,445
Total U.S. Government Obligations (Cost $204,999)		152,902
TOTAL INVESTMENTS—99.1% (Cost $1,076,093)		918,401
CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		8,604
TOTAL NET ASSETS—100.0%		$927,005

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2023, the aggregate value of these securities was $247,778 or 27% of net assets.
2
Variable or floating rate security; the stated rate represents the rate in effect as of October 31, 2023.  The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
3
Step coupon security; the stated rate represents the rate in effect at October 31, 2023.
4
Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date.
5
Zero coupon bond
6
REMICs are collateralized mortgage obligations which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
CLO
Collateralized Loan Obligation
MTN
Medium Term Loan
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Disruptive Innovation Fund
MANAGER’S COMMENTARY (Unaudited)

ADVISER
Harbor Capital Advisors, Inc.
Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. Markets started the year facing inflation fears and the Federal Reserve’s (the “Fed”) reaction was the central storyline all year as policy transitioned from highly accommodative to tightened across the globe. The market provided mixed results for U.S. equity markets, with indices initially surpassing the highs of the year before reversing course. The Fed’s policy trajectory was a central focus during the period as investors broadly expected a pause in interest rate hikes that was confirmed in September. Over the course of the year, there was also a growing acceptance of the Fed’s higher-for-longer mantra leading to the swift rise in longer-dated yields. Questions also began to percolate about the health of the consumer and the durability of their spending power given the rise in oil, planned resumption of student loan payments, dramatically higher borrowing costs, and the exhaustion of COVID-era savings. Consequently, cracks began to emerge in the key pillars of the argument supporting a soft-landing which drove a shift in risk tolerances towards quality, shorter duration equities.
PERFORMANCE
Harbor Disruptive Innovation Fund returned 2.06% (Retirement Class), 1.85% (Institutional Class), 1.37% (Administrative Class), and 1.22% (Investor Class) in the year ended October 31, 2023, while the S&P 500 Index (the “Index”) returned 10.14% during the same period.
The Fund lagged the Index during the period and faced notable headwinds from both a stock specific and factor perspective. The Fund’s exposure to less profitable companies than the benchmark holdings proved a meaningful headwind during the year, particularly Health Care companies. Within Health Care, investments within the Biotech segment experienced declines as investor preference shifted away from higher valuation companies and focused more on quality. Shares of Ascendis Pharma sold off during the year as investors reacted negatively to the news that the Food and Drug Administration identified deficiencies in the company’s new drug application for TransCon. Given the market’s prevailing short-term focus and low appetite for increased risk, the stock reacted negatively during the period. In addition, the Fund’s underweight investment in NVIDIA contributed negatively to relative returns as the stock was up over 200% for the year. Relative results were also hindered from performance within the Communication Services sector, notably from a relative underweight to Meta Platforms and Alphabet. Performance within the Consumer Discretionary sector was additive to performance over the year as delivery companies such as DoorDash and Deliveroo as well as the ecommerce company, MercadoLibre, all outperformed the market. From a factor standpoint the Fund’s overweight to companies that are more sensitive to market movements than the overall market (i.e., Beta) contributed positively to performance.
OUTLOOK & STRATEGY
U.S. economic growth likely reaccelerated in the third quarter on the back of strong consumption. While this spending was frontloaded and momentum waned over the period, we believe the strong labor market remains a bedrock for consumers. The labor market’s gradual transition from overheating to full employment remains on track.  We see signs of slack emerging at the margin with fewer workers quitting, slowing wage gains, and less demand for temporary help.  However, continued monthly job increases and low unemployment claims run counter to any fears of broader weakness. The steady string of good news on inflation is challenging the Fed’s message discipline. We believe that acknowledged progress is lagging actual progress despite the near-term upside risk posed by energy prices.

⬤

Harbor Disruptive Innovation Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2023
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the S&P 500 Index and the Russell 3000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	10 Years
Harbor Disruptive Innovation Fund
Retirement Class[1]	2.06%	4.14%	7.20%
Institutional Class	1.85	4.04	7.13
Administrative Class	1.37	3.74	6.84
Investor Class	1.22	3.61	6.72
Comparative Index
S&P 500 Index	10.14%	11.01%	11.18%
Russell 3000® Growth Index	17.32	13.49	13.27
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.75% (Net) and 0.83% (Gross) (Retirement Class); 0.83% (Net) and 0.91% (Gross) (Institutional Class); 1.08% (Net) and 1.16% (Gross) (Administrative Class) and 1.19% (Net) and 1.27% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2024. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The S&P 500 Index is an unmanaged index generally representative of the U.S. market for large capitalization equities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.The Russell 3000® Growth Index measures the performance of the broad growth segment of the US equity universe. It includes Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor Disruptive Innovation Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—97.6%
Shares		Value
AUTOMOBILES—0.9%
2,609	Tesla, Inc. *	$524
BIOTECHNOLOGY—10.5%
3,619	89bio, Inc. *	27
105,591	Adaptimmune Therapeutics PLC ADR*,1	57
7,190	Alkermes PLC *	174
54,774	Allogene Therapeutics, Inc. *	155
16,242	Arrowhead Pharmaceuticals, Inc. *	400
9,028	Ascendis Pharma AS ADR (Denmark)*,1	806
230,761	Autolus Therapeutics PLC ADR (United Kingdom)*,1	651
23,699	Avidity Biosciences, Inc. *	122
19,821	Bicycle Therapeutics PLC ADR (United Kingdom)*,1	298
55,334	C4 Therapeutics, Inc. *	83
11,457	Fate Therapeutics, Inc. *	21
14,536	Freeline Therapeutics Holdings PLC ADR (United Kingdom)*,1	73
10,309	Intellia Therapeutics, Inc. *	258
52,941	Iovance Biotherapeutics, Inc. *	202
4,622	Krystal Biotech, Inc. *	540
11,765	Kymera Therapeutics, Inc. *	137
4,497	Legend Biotech Corp. ADR*,1	297
143,270	Magenta Therapeutics, Inc. - CVR *	— [x]
4,359	Moderna, Inc. *	331
108,979	Precision BioSciences, Inc. *	34
25,157	REGENXBIO, Inc. *	324
34,786	Repare Therapeutics, Inc. (Canada)*	118
24,315	Replimune Group, Inc. *	354
41,337	Rocket Pharmaceuticals, Inc. *	748
1,244	Sarepta Therapeutics, Inc. *	84
21,806	Synlogic, Inc. *	41
20,394	uniQure NV (Netherlands)*	116
		6,451
BROADLINE RETAIL—5.7%
13,038	Amazon.com, Inc. *	1,735
1,423	MercadoLibre, Inc. (Brazil)*	1,766
		3,501
CHEMICALS—2.7%
4,259	Linde PLC	1,628
CONSUMER STAPLES DISTRIBUTION & RETAIL—1.5%
234,339	Dada Nexus Ltd. ADR (China)*,1	900
ELECTRICAL EQUIPMENT—0.3%
719	Hubbell, Inc. Class B	194

COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.6%
10,481	Cognex Corp.	$377
ENTERTAINMENT—0.3%
3,824	Sea Ltd. ADR (Singapore)*,1	160
FINANCIAL SERVICES—5.6%
1,085	Adyen NV (Netherlands)*,2	732
24,050	Block, Inc. *	968
11,946	Fiserv, Inc. *	1,359
22,394	Toast, Inc. Class A*	358
		3,417
HEALTH CARE EQUIPMENT & SUPPLIES—3.1%
742	Cooper Cos., Inc.	231
9,869	Dexcom, Inc. *	877
582	IDEXX Laboratories, Inc. *	233
1,564	Inspire Medical Systems, Inc. *	230
1,278	Insulet Corp. *	169
2,865	Lantheus Holdings, Inc. *	185
		1,925
HEALTH CARE PROVIDERS & SERVICES—0.2%
167,374	Invitae Corp. *	101
HOTELS, RESTAURANTS & LEISURE—5.1%
4,958	Airbnb, Inc. Class A*	587
399	Chipotle Mexican Grill, Inc. Class A*	775
598,123	Deliveroo PLC Class A (United Kingdom)*,2	946
11,099	DoorDash, Inc. Class A*	832
		3,140
INSURANCE—2.6%
10,249	Progressive Corp.	1,620
INTERACTIVE MEDIA & SERVICES—2.9%
9,028	Alphabet, Inc. Class A*	1,120
2,134	Meta Platforms, Inc. Class A*	643
		1,763
IT SERVICES—5.5%
14,783	Cloudflare, Inc. Class A*	838
1,244	MongoDB, Inc. *	429
7,756	Okta, Inc. *	523
20,081	Shopify, Inc. Class A (Canada)*	947
4,394	Snowflake, Inc. Class A*	638
		3,375

⬤

Harbor Disruptive Innovation Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
LIFE SCIENCES TOOLS & SERVICES—4.4%
7,620	Danaher Corp.	$1,463
1,837	ICON PLC *	448
1,001	Lonza Group AG (Switzerland)	351
995	Thermo Fisher Scientific, Inc.	442
		2,704
MACHINERY—1.0%
5,091	Chart Industries, Inc. *	592
PHARMACEUTICALS—1.4%
13,652	Arvinas, Inc. *	220
8,084	Catalent, Inc. *	278
673	Eli Lilly & Co.	373
		871
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—13.9%
16,105	Advanced Micro Devices, Inc. *	1,586
4,474	Applied Materials, Inc.	592
2,517	ASML Holding NV (Netherlands)	1,513
3,177	Lam Research Corp.	1,869
7,087	Lattice Semiconductor Corp. *	394
5,159	Microchip Technology, Inc.	368
2,104	NVIDIA Corp.	858
9,317	Texas Instruments, Inc.	1,323
		8,503
SOFTWARE—25.2%
311,799	Agora, Inc. ADR (China)*,1	917
2,081	Atlassian Corp. Class A*	376
6,921	Cadence Design Systems, Inc. *	1,660
18,135	CCC Intelligent Solutions Holdings, Inc. *	195
5,811	Datadog, Inc. Class A*	474

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
6,003	Dynatrace, Inc. *	$268
9,975	Fortinet, Inc. *	570
1,449	HubSpot, Inc. *	614
9,642	Microsoft Corp.	3,260
1,244	Nice Ltd. ADR (Israel)*,1	192
2,328	Palo Alto Networks, Inc. *	566
9,250	Procore Technologies, Inc. *	565
4,451	Salesforce, Inc. *	894
38,575	Samsara, Inc. Class A*	890
3,046	ServiceNow, Inc. *	1,772
14,654	Smartsheet, Inc. Class A*	579
5,672	Splunk, Inc. *	835
2,351	Workday, Inc. Class A*	498
2,043	Zscaler, Inc. *	324
		15,449
SPECIALTY RETAIL—1.2%
488,741	Farfetch Ltd. Class A (United Kingdom)*	733
TRADING COMPANIES & DISTRIBUTORS—1.6%
2,462	United Rentals, Inc.	1,000
WIRELESS TELECOMMUNICATION SERVICES—1.4%
6,189	T-Mobile U.S., Inc. *	890
TOTAL COMMON STOCKS (Cost $61,625)		59,818
TOTAL INVESTMENTS—97.6% (Cost $61,625)		59,818
CASH AND OTHER ASSETS, LESS LIABILITIES—2.4%		1,468
TOTAL NET ASSETS—100%		$61,286

FAIR VALUE MEASUREMENTS
As of October 31, 2023, the investment in Magenta Therapeutics, Inc.-CVR (as disclosed in the preceding Portfolio of Investments) was classified as Level 3, the investments in Adyen NV, ASML Holding NV, Deliveroo PLC, and Lonza Group AG (as disclosed in the preceding Portfolio of Investments) were classified as Level 2 and all other investments were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2023. Transfers into or out of Level 3, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred.
Valuation Description	Beginning Balance as of 11/01/2022 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2023 (000s)	Unrealized Gain/(Loss) as of 10/31/2023 (000s)
Common Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

⬤

Harbor Disruptive Innovation Fund
PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/23 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Magenta Therapeutics, Inc. - CVR*	$—	Market Approach	Estimated Recovery Value	USD 0.00

*
Non-income producing security
x
Fair valued in accordance with Harbor Funds' Valuation Procedures.
h
Transferred into Level 3 due to the unavailability of observable market data for pricing or transferred out of Level 3 due to availability of observable market data for pricing
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2023, the aggregate value of these securities was $1,678 or 3% of net assets.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Diversified International All Cap Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Marathon Asset Management Limited
Management’s Discussion of
Fund Performance
MARKET REVIEW
The period since October 31, 2022 was an improvement on the previous year, with most equity markets generating a positive return. Inflation has moderated in most markets over the period, at least partially in reaction to the unprecedented series of interest rate increases that have been enacted. Market participants generally viewed this as likely to lead to interest rate cuts in the near future through much of the period, buoying equities, but this ebullience has fallen away since August as investors have begun to accept the sincerity of central bankers who have said for some time that rates are likely to remain “higher for longer” than most investors appeared to believe. This resulted in the benchmark index declining from August to the end of the review period and, other than for a handful of mega-cap companies that investors expect to benefit most from the development of Artificial Intelligence (“AI”), a significant swing in favor of Value stocks and away from Growth (which had experienced something of a resurgence in the first half of 2023).
The MSCI All Country World Ex-United States Index (the “Index”) returned 12.07% (in USD terms) over the 12-month period ended October 31, 2023. Regionally, Japan (which constituted 14.23% of the Index on average over the period) and Europe (which averaged 42.06% of the Index) outperformed, returning 16.79% and 15.74% (in USD terms) respectively. Pacific ex Japan (which averaged 7.64% of the Index) underperformed, generating a return of only 5.13% (in USD terms) and Canada (also 7.64% of the Index on average) fell by 1.24%. Emerging Markets (which averaged 28% of the Index) returned 10.80%. Finally, the Middle East region (which contains only Israel and represented 0.44% of the Index on average) suffered a sharp fall in the final weeks of the period following the terrorist attack on the country, resulting in a return of -17.98%.
There is a clear split in performance at the sector level over the period; however, it does not fully conform to the usual Value versus Growth narrative. Several sectors that predominantly contain Value stocks outperformed; however, so did some sectors usually considered to be Growth oriented, such as Information Technology (“IT”) and Consumer Discretionary. Value stocks might be expected to outperform in the “rising-rates” environment seen over the review period; although, IT would usually lag, and Consumer Discretionary typically declines as consumers tighten their belts. This time though, IT performance has been driven by investor enthusiasm for all things AI related and Consumer Discretionary was already depressed due to a COVID-related hangover – many companies in this sector have managed to shore up balance sheets that had looked precarious due to the impact of anti-COVID policies between 2020 and 2022. Conversely, Health Care, Real Estate, Consumer Staples, Materials and Utilities all lagged. Health Care was a beneficiary of the COVID era, and has underperformed since vaccination requirements have abated. Real Estate is an interest rate sensitive sector, and the unprecedented rise in rates in the largest markets over the review period has depressed returns. Consumer Staples are generally expected to perform comparatively well in an inflationary environment; however, the sudden sharp rise in the cost of living appears to have resulted in consumers “trading down” from the brands these companies offer at a higher pace than in a typical downturn, whilst rising costs have squeezed profit margins. In Canada, two large Utilities suffered from idiosyncratic issues, and their prices fell by more than 50% over the period, reducing performance for this usually Value-focused sector. In Materials, several precious metals miners have struggled as rising interest rates make precious metals a less compelling investment option because they pay no interest, and power supply issues in South Africa (where many mining companies are listed or have operations) have also held the sector back.
PERFORMANCE
Harbor Diversified International All Cap Fund returned 12.38% (Retirement Class), 12.28% (Institutional Class), 12.06% (Administrative Class), and 11.87% (Investor Class) in the year ended October 31, 2023, while the Index returned 12.07% during the same period.
Stock selection was positive, particularly in Canada and Japan but lagged in Europe and Emerging Markets. At the sector level, stock selection was positive in most sectors, but underperformance from Consumer Discretionary and Industrials names moderated returns somewhat. Positioning between sectors was also generally positive, particularly the underweight to Health Care, and contributed to outperformance.
Amongst the top relative performers over the period we find several Financials. Canada’s Fairfax Financial is an insurance company with a large asset management arm which follows a Value focused approach and which has benefitted from the style’s return to favour. Italian bank UniCredit, which outperformed following a statement by the Chief Executive Officer that the business will be able to continue pay-outs to shareholders at the current rate for at least the next two years. The company has been returning around 60% of annual capital generated for some time, through a combination of dividends and share buybacks.
Less positively, Chinese automobile dealer Zhongsheng Group performed poorly as the country’s rebound following the end of harsh anti-COVID measures continues to be weak. The company is also grappling with how to address the change in consumer habits with the shift towards electric vehicles; these are more frequently (pre)ordered directly from the manufacturer rather than utilising a dealership model as has been the case for

⬤

Harbor Diversified International All Cap Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/02/2015 through 10/31/2023
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor Diversified International All Cap Fund
Retirement Class[1,2]	12.38%	4.09%	3.69%
Institutional Class[1]	12.28	4.01	3.62
Administrative Class[1]	12.06	3.74	3.37
Investor Class[1]	11.87	3.62	3.24
Comparative Index
MSCI All Country World Ex. U.S. (ND) Index[1]	12.07%	3.46%	3.80%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.72% (Net) and 0.84% (Gross) (Retirement Class); 0.80% (Net) and 0.92% (Gross) (Institutional Class); 1.05% (Net) and 1.17% (Gross) (Administrative Class); 1.16% (Net) and 1.28% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2024. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
traditional cars. The business continues to build out its servicing and maintenance offering with excess cashflow being allocated towards buying back stock at the presently depressed valuation levels. African Rainbow Minerals, a South African miner, also lagged as power and infrastructure challenges continue to weigh on the South African Mining sector. While these issues may persist for a while, the company is seeking to create its own generating capacity and maintains a substantial net cash position on its balance sheet whilst offering a 10% dividend yield to shareholders.
OUTLOOK & STRATEGY
We remain committed to the implementation of our bottom-up analytical efforts within the capital cycle investment framework and, therefore, the Fund is seeking to invest in companies that in our view, exhibit favorable supply side dynamics with management teams that have a track record of allocating capital efficiently. Developments over the last several years, including the pandemic and outbreak of war in Europe, highlight the shortfalls of expending too much energy on forecasted outlooks; the portfolio managers are not looking to react to market volatility, rather placing emphasis on their longstanding investment process.

1 The “Life of Fund” return as shown reflects the period 11/02/2015 (commencement of operations) through 10/31/2023.
2 Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor Diversified International All Cap Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

REGION BREAKDOWN (% of investments) - Unaudited
(Excludes derivatives)

Europe	**43.0%**
United Kingdom	16.1%
France	4.4%
Denmark	4.1%
Switzerland	3.5%
Germany	3.4%
Netherlands	2.9%
Italy	2.1%
Ireland	1.7%
Sweden	1.3%
Spain	1.3%
Norway	1.1%
Finland	0.6%
Austria	0.5%
Pacific Basin	**34.1%**
Japan	16.5%
China	4.1%
Taiwan	3.8%
Hong Kong	3.8%
Australia	3.7%
Indonesia	1.4%
Singapore	0.7%
New Zealand	0.1%
North America	**9.4%**
Canada	9.2%
United States	0.2%
Middle East/Central Asia	**5.8%**
India	4.1%
South Korea	1.7%
Latin America	**5.3%**
Mexico	2.1%
Brazil	1.8%
Peru	0.8%
Panama	0.6%
Africa	**2.4%**
South Africa	2.4%

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2023, there was no foreign currency denomination comprised more than 25% of the Fund’s net assets.
PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—98.8%
Shares		Value
AEROSPACE & DEFENSE—1.3%
17,871	Airbus SE (France)	$2,396
403,815	BAE Systems PLC (United Kingdom)	5,430
104,749	Melrose Industries PLC (United Kingdom)	596
1,169,921	Rolls-Royce Holdings PLC (United Kingdom)*	3,080
		11,502
AIR FREIGHT & LOGISTICS—0.2%
30,937	Oesterreichische Post AG (Austria)	986
133,500	Senko Group Holdings Co. Ltd. (Japan)	920
		1,906
AUTOMOBILE COMPONENTS—0.7%
96,200	Bridgestone Corp. (Japan)	3,641
104,008	Dowlais Group PLC (United Kingdom)	126
236,058	Gestamp Automocion SA (Spain)[1]	869
319,214	Johnson Electric Holdings Ltd. (Hong Kong)	396
26,150	Magna International, Inc. (Canada)	1,257
		6,289
AUTOMOBILES—0.3%
32,309	Bayerische Motoren Werke AG (Germany)	3,005

COMMON STOCKS—Continued
Shares		Value
BANKS—12.4%
66,185	ANZ Group Holdings Ltd. (Australia)	$1,044
22,628,100	Bank Central Asia Tbk. PT (Indonesia)	12,466
565,954	Bank of Ireland Group PLC (Ireland)	5,072
49,840	Bank of Nova Scotia (Canada)	2,018
3,548,749	Barclays PLC (United Kingdom)	5,696
112,062	BNP Paribas SA (France)	6,444
1,242,895	CaixaBank SA (Spain)	5,053
56,140	Capitec Bank Holdings Ltd. (South Africa)	4,988
74,595	Close Brothers Group PLC (United Kingdom)	724
188,447	DBS Group Holdings Ltd. (Singapore)	4,527
171,512	DNB Bank ASA (Norway)	3,094
55,400	Fukuoka Financial Group, Inc. (Japan)	1,464
989,900	Grupo Financiero Banorte SAB de CV Class O (Mexico)	8,019
216,569	HDFC Bank Ltd. ADR (India)[2]	12,247
131,162	HSBC Holdings PLC (Hong Kong)	942
9,542,907	Lloyds Banking Group PLC (United Kingdom)	4,645
1,153,700	Resona Holdings, Inc. (Japan)	6,165
205,783	Shinhan Financial Group Co. Ltd. (South Korea)	5,289
423,074	Standard Chartered PLC (United Kingdom)	3,244
12,500	Sumitomo Mitsui Financial Group, Inc. (Japan)	603
136,000	Sumitomo Mitsui Trust Holdings, Inc. (Japan)	5,100

⬤

Harbor Diversified International All Cap Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
359,714	Svenska Handelsbanken AB Class A (Sweden)	$3,067
355,843	UniCredit SpA (Italy)	8,921
51,882	United Overseas Bank Ltd. (Singapore)	1,023
		111,855
BEVERAGES—3.6%
678,000	Arca Continental SAB de CV (Mexico)	6,084
50,300	Asahi Group Holdings Ltd. (Japan)	1,819
20,251	Carlsberg AS Class B (Denmark)	2,413
33,237	Coca-Cola Europacific Partners PLC (United States)	1,945
250,579	Davide Campari-Milano NV (Italy)	2,770
161,259	Diageo PLC (United Kingdom)	6,098
53,398	Heineken NV (Netherlands)	4,798
439,200	Kirin Holdings Co. Ltd. (Japan)	6,172
		32,099
BIOTECHNOLOGY—0.5%
28,658	CSL Ltd. (Australia)	4,235
BROADLINE RETAIL—1.3%
46,779	Naspers Ltd. Class N (South Africa)	7,313
335,273	Vipshop Holdings Ltd. ADR (China)*,2	4,781
		12,094
BUILDING PRODUCTS—0.9%
210,941	Assa Abloy AB Class B (Sweden)	4,496
361,337	Fletcher Building Ltd. (New Zealand)	911
6,452	Geberit AG (Switzerland)	3,004
		8,411
CAPITAL MARKETS—2.9%
338,884	3i Group PLC (United Kingdom)	7,990
2,979,300	B3 SA - Brasil Bolsa Balcao (Brazil)	6,559
40,663	Brookfield Asset Management Ltd. Class A (Canada)	1,166
163,087	Brookfield Corp. Class A (Canada)	4,751
95,714	IG Group Holdings PLC (United Kingdom)	744
447,231	Jupiter Fund Management PLC (United Kingdom)	427
2,077	Macquarie Group Ltd. (Australia)	213
705,800	Nomura Holdings, Inc. (Japan)	2,727
38,179	Rathbones Group PLC (United Kingdom)	696
90,128	St. James’s Place PLC (United Kingdom)	703
		25,976
CHEMICALS—1.2%
199,200	Air Water, Inc. (Japan)	2,512
110,618	BASF SE (Germany)	5,111
39,000	Nissan Chemical Corp. (Japan)	1,591
29,700	Sumitomo Bakelite Co. Ltd. (Japan)	1,321
		10,535
COMMERCIAL SERVICES & SUPPLIES—0.9%
24,859	Befesa SA (Germany)[1]	727
155,517	Brambles Ltd. (Australia)	1,298
733,105	Cleanaway Waste Management Ltd. (Australia)	1,044
55,300	Daiei Kankyo Co. Ltd. (Japan)	764
67,146	Elis SA (France)	1,101
14,100	Secom Co. Ltd. (Japan)	979
1,091,774	Serco Group PLC (United Kingdom)	1,897
		7,810
CONSTRUCTION & ENGINEERING—1.3%
180,800	INFRONEER Holdings, Inc. (Japan)	1,907
376,900	Obayashi Corp. (Japan)	3,229
213,700	Penta-Ocean Construction Co. Ltd. (Japan)	1,256
137,494	SNC-Lavalin Group, Inc. (Canada)	3,819

COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION & ENGINEERING—Continued
44,055	Taisei Corp. (Japan)	$1,494
		11,705
CONSTRUCTION MATERIALS—1.1%
31,547	CRH PLC (Ireland)	1,693
58,843	Holcim AG (Switzerland)	3,638
144,400	Taiheiyo Cement Corp. (Japan)	2,475
99,151	Wienerberger AG (Austria)	2,402
		10,208
CONSUMER FINANCE—0.2%
320,035	International Personal Finance PLC (United Kingdom)	509
90,900	Marui Group Co. Ltd. (Japan)	1,438
166,468	Vanquis Banking Group PLC (United Kingdom)	234
		2,181
CONSUMER STAPLES DISTRIBUTION & RETAIL—2.7%
98,665	Alimentation Couche-Tard, Inc. (Canada)	5,371
284,664	Bid Corp. Ltd. (South Africa)	6,045
69,294	HelloFresh SE (Germany)*	1,516
123,753	Koninklijke Ahold Delhaize NV (Netherlands)	3,664
58,643	Loblaw Cos. Ltd. (Canada)	4,796
44,700	MatsukiyoCocokara & Co. (Japan)	784
208,303	Metcash Ltd. (Australia)	488
32,500	Seven & i Holdings Co. Ltd. (Japan)	1,191
213,859	Tesco PLC (United Kingdom)	702
140,921	X5 Retail Group NV GDR (Russia)*,2	— [x]
		24,557
CONTAINERS & PACKAGING—0.4%
328,728	DS Smith PLC (United Kingdom)	1,140
138,300	Toyo Seikan Group Holdings Ltd. (Japan)	2,325
		3,465
DISTRIBUTORS—0.3%
314,167	Inchcape PLC (United Kingdom)	2,547
DIVERSIFIED TELECOMMUNICATION SERVICES—1.5%
36,132	BCE, Inc. (Canada)	1,342
1,044,906	Koninklijke KPN NV (Netherlands)	3,512
7,194,300	Nippon Telegraph & Telephone Corp. (Japan)	8,466
		13,320
ELECTRIC UTILITIES—0.1%
19,222	Orsted AS (Denmark)[1]	929
ELECTRICAL EQUIPMENT—2.8%
152,784	ABB Ltd. (Switzerland)	5,133
243,131	Havells India Ltd. (India)	3,649
43,410	Legrand SA (France)	3,755
252,500	Mitsubishi Electric Corp. (Japan)	2,895
27,527	Schneider Electric SE (France)	4,235
270,985	Vestas Wind Systems AS (Denmark)	5,874
		25,541
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.2%
728,315	Delta Electronics, Inc. (Taiwan)	6,564
23,800	Kyocera Corp. (Japan)	1,173
59,500	TDK Corp. (Japan)	2,226
60,100	Topcon Corp. (Japan)	548
		10,511
ENERGY EQUIPMENT & SERVICES—0.2%
268,479	John Wood Group PLC (United Kingdom)*	465
54,472	Technip Energies NV (France)	1,193
		1,658

⬤

Harbor Diversified International All Cap Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
ENTERTAINMENT—0.1%
17,040	CTS Eventim AG & Co. KGaA (Germany)	$1,032
FINANCIAL SERVICES—0.9%
273,462	AMP Ltd. (Australia)	182
567,818	Chailease Holding Co. Ltd. (Taiwan)	3,080
91,731	Edenred SE (France)	4,883
		8,145
FOOD PRODUCTS—1.2%
894,000	First Pacific Co. Ltd. (Hong Kong)	339
607,392	Marico Ltd. (India)	3,903
57,100	Megmilk Snow Brand Co. Ltd. (Japan)	920
54,200	NH Foods Ltd. (Japan)	1,626
53,100	Toyo Suisan Kaisha Ltd. (Japan)	2,450
22,591	Viscofan SA (Spain)	1,306
		10,544
GROUND TRANSPORTATION—1.3%
65,847	Canadian Pacific Kansas City Ltd. (Canada)	4,675
7,700	East Japan Railway Co. (Japan)	400
609,858	Localiza Rent a Car SA (Brazil)*	6,153
637,235	Mobico Group PLC (United Kingdom)	486
		11,714
HEALTH CARE EQUIPMENT & SUPPLIES—2.2%
44,904	Coloplast AS Class B (Denmark)	4,683
1,104,784	ConvaTec Group PLC (United Kingdom)[1]	2,745
65,677	Demant AS (Denmark)	2,506
25,103	EssilorLuxottica SA (France)	4,546
38,716	Getinge AB Class B (Sweden)	697
63,190	Koninklijke Philips NV (Netherlands)*	1,202
68,183	Smith & Nephew PLC (United Kingdom)	763
11,451	Sonova Holding AG (Switzerland)	2,714
		19,856
HEALTH CARE PROVIDERS & SERVICES—0.8%
52,642	Amplifon SpA (Italy)	1,488
87,426	Fresenius Medical Care AG & Co. KGaA (Germany)	2,905
96,600	Medipal Holdings Corp. (Japan)	1,624
49,800	Ship Healthcare Holdings, Inc. (Japan)	769
		6,786
HOTELS, RESTAURANTS & LEISURE—3.1%
73,628	Aristocrat Leisure Ltd. (Australia)	1,810
269,357	Compass Group PLC (United Kingdom)	6,791
297,629	Entain PLC (United Kingdom)	3,379
48,414	Flutter Entertainment PLC (Ireland)*	7,604
372,000	Galaxy Entertainment Group Ltd. (Hong Kong)	2,091
23,630	InterContinental Hotels Group PLC (United Kingdom)	1,674
137,935	Playtech PLC (United Kingdom)*	659
1,456,355	SSP Group PLC (United Kingdom)*	3,187
215,658	TUI AG (Germany)*	1,088
		28,283
HOUSEHOLD DURABLES—1.3%
173,408	Barratt Developments PLC (United Kingdom)	875
51,542	GN Store Nord AS (Denmark)	860
944,715	Midea Group Co. Ltd. Class A (China)	6,834
54,000	Sekisui Chemical Co. Ltd. (Japan)	740
21,600	Sony Group Corp. (Japan)	1,796
489,701	Taylor Wimpey PLC (United Kingdom)	661
		11,766
HOUSEHOLD PRODUCTS—0.6%
75,690	Reckitt Benckiser Group PLC (United Kingdom)	5,064

COMMON STOCKS—Continued
Shares		Value
INDUSTRIAL CONGLOMERATES—1.3%
263,500	CK Hutchison Holdings Ltd. (Hong Kong)	$1,334
40,515	DCC PLC (United Kingdom)	2,251
78,400	Hitachi Ltd. (Japan)	4,969
47,700	Jardine Matheson Holdings Ltd. (Hong Kong)	1,933
163,100	Nisshinbo Holdings, Inc. (Japan)	1,180
		11,667
INSURANCE—6.2%
65,887	Admiral Group PLC (United Kingdom)	1,958
1,870,200	AIA Group Ltd. (Hong Kong)	16,240
192,000	Dai-ichi Life Holdings, Inc. (Japan)	4,056
14,395	Fairfax Financial Holdings Ltd. (Canada)	11,979
71,300	Great Eastern Holdings Ltd. (Singapore)	900
10,920	Hannover Rueck SE (Germany)	2,411
145,748	Hiscox Ltd. (United Kingdom)	1,664
197,100	Japan Post Holdings Co. Ltd. (Japan)	1,745
97,089	Mandatum OYJ (Finland)*	375
19,350	Prudential PLC (Hong Kong)	202
222,115	Prudential PLC (United Kingdom)	2,323
348,557	QBE Insurance Group Ltd. (Australia)	3,456
97,089	Sampo OYJ Class A (Finland)	3,818
191,800	Tokio Marine Holdings, Inc. (Japan)	4,291
		55,418
INTERACTIVE MEDIA & SERVICES—1.1%
230,915	Auto Trader Group PLC (United Kingdom)[1]	1,747
39,619	Baidu, Inc. ADR (China)*,2	4,160
39,353	carsales.com Ltd. (Australia)	694
533,155	Rightmove PLC (United Kingdom)	3,074
		9,675
IT SERVICES—2.5%
11,861	Alten SA (France)	1,401
313,918	Infosys Ltd. ADR (India)[2]	5,155
64,200	NEC Corp. (Japan)	3,091
89,500	NET One Systems Co. Ltd. (Japan)	1,366
38,400	NS Solutions Corp. (Japan)	1,115
4,125	Reply SpA (Italy)	389
106,100	SCSK Corp. (Japan)	1,811
38,157	Softcat PLC (United Kingdom)	588
194,226	Tata Consultancy Services Ltd. (India)	7,870
		22,786
LEISURE PRODUCTS—0.5%
8,851	MIPS AB (Sweden)	219
136,400	Sega Sammy Holdings, Inc. (Japan)	2,133
105,511	Spin Master Corp. (Canada)[1]	2,522
		4,874
LIFE SCIENCES TOOLS & SERVICES—0.4%
37,890	Eurofins Scientific SE (France)	1,922
14,460	Gerresheimer AG (Germany)	1,349
		3,271
MACHINERY—4.5%
30,956	Alfa Laval AB (Sweden)	1,003
29,501	ANDRITZ AG (Austria)	1,358
356,364	CNH Industrial NV (Italy)	3,949
75,900	Daifuku Co. Ltd. (Japan)	1,254
179,736	Fluidra SA (Spain)	3,169
28,890	GEA Group AG (Germany)	988
106,892	Iveco Group NV (Italy)*	901
37,000	Komatsu Ltd. (Japan)	850
69,200	Kubota Corp. (Japan)	931
93,200	Mitsubishi Heavy Industries Ltd. (Japan)	4,800
47,800	Miura Co. Ltd. (Japan)	927
118,400	NSK Ltd. (Japan)	637

⬤

Harbor Diversified International All Cap Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
256,221	Rotork PLC (United Kingdom)	$916
114,599	Sandvik AB (Sweden)	1,952
1,885,700	Sany Heavy Industry Co. Ltd. Class A (China)	3,729
22,826	Stabilus SE (Germany)	1,449
609,500	Techtronic Industries Co. Ltd. (Hong Kong)	5,565
23,100	Toyota Industries Corp. (Japan)	1,712
93,378	Wartsila OYJ Abp (Finland)	1,114
1,992,000	Weichai Power Co. Ltd. Class H (China)	2,982
		40,186
MARINE TRANSPORTATION—0.1%
207,747	Irish Continental Group PLC (Ireland)	948
MEDIA—1.3%
191,500	Fuji Media Holdings, Inc. (Japan)	1,902
103,134	Future PLC (United Kingdom)	1,114
77,700	Hakuhodo DY Holdings, Inc. (Japan)	630
2,047,600	ITV PLC (United Kingdom)	1,594
61,418	JCDecaux SE (France)*	961
136,020	Nippon Television Holdings, Inc. (Japan)	1,323
16,594	Schibsted ASA Class A (Norway)	332
7,586	Schibsted ASA Class B (Norway)	141
85,500	TBS Holdings, Inc. (Japan)	1,394
64,491	Viaplay Group AB Class B (Sweden)	138
216,416	WPP PLC (United Kingdom)	1,864
		11,393
METALS & MINING—5.3%
89,660	Acerinox SA (Spain)	874
399,025	African Rainbow Minerals Ltd. (South Africa)	3,289
150,808	ArcelorMittal SA (France)*	3,337
257,466	Barrick Gold Corp. (Canada)	4,112
198,957	BHP Group Ltd. (Australia)	5,632
94,423	BlueScope Steel Ltd. (Australia)	1,132
35,800	Dowa Holdings Co. Ltd. (Japan)	1,094
608,613	Evolution Mining Ltd. (Australia)	1,361
222,105	First Quantum Minerals Ltd. (Canada)	2,574
22,687	Franco-Nevada Corp. (Canada)	2,760
1,258,729	Glencore PLC (United Kingdom)	6,667
18,907	Newmont Corp. CDI (Australia)*,2	725
220,299	Pilbara Minerals Ltd. (Australia)	517
67,199	Rio Tinto PLC (United Kingdom)	4,287
320,373	Severstal PAO GDR (Russia)*,2	— [x]
100,488	Southern Copper Corp. (Peru)	7,125
64,800	Sumitomo Metal Mining Co. Ltd. (Japan)	1,820
		47,306
OIL, GAS & CONSUMABLE FUELS—4.8%
2,429,991	BP PLC (United Kingdom)	14,838
100,673	Canadian Natural Resources Ltd. (Canada)	6,393
187,577	Equinor ASA (Norway)	6,288
221,800	Inpex Corp. (Japan)	3,218
199,824	PrairieSky Royalty Ltd. (Canada)	3,509
358,602	PRIO SA (Brazil)*	3,393
573,141	Santos Ltd. (Australia)	2,797
119,213	Woodside Energy Group Ltd. (Australia)	2,596
		43,032
PAPER & FOREST PRODUCTS—0.5%
358,000	Oji Holdings Corp. (Japan)	1,531
51,226	Stella-Jones, Inc. (Canada)	2,683
		4,214
PASSENGER AIRLINES—1.1%
128,728	Air Canada (Canada)*	1,553
65,085	Copa Holdings SA Class A (Panama)	5,314
312,309	easyJet PLC (United Kingdom)	1,394

COMMON STOCKS—Continued
Shares		Value
PASSENGER AIRLINES—Continued
578,115	Qantas Airways Ltd. (Australia)*	$1,811
		10,072
PERSONAL CARE PRODUCTS—0.5%
558,335	Dabur India Ltd. (India)	3,546
301,709	L’Occitane International SA (Hong Kong)	776
		4,322
PHARMACEUTICALS—3.4%
204,978	Novo Nordisk AS Class B (Denmark)	19,776
38,099	Roche Holding AG (Switzerland)	9,818
64,300	Tsumura & Co. (Japan)	1,151
		30,745
PROFESSIONAL SERVICES—2.5%
157,193	ALS Ltd. (Australia)	1,076
1,559,704	Capita PLC (United Kingdom)*	318
97,119	Experian PLC (United Kingdom)	2,946
645,043	Hays PLC (United Kingdom)	756
92,116	Intertek Group PLC (United Kingdom)	4,290
98,366	IPH Ltd. (Australia)	427
380,704	Pagegroup PLC (United Kingdom)	1,745
572,000	Persol Holdings Co. Ltd. (Japan)	858
34,557	Randstad NV (Netherlands)	1,789
208,334	RELX PLC (United Kingdom)	7,277
110,419	RWS Holdings PLC (United Kingdom)	279
11,700	TechnoPro Holdings, Inc. (Japan)	232
5,847	Teleperformance SE (France)	673
		22,666
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
158,500	Daiwa House Industry Co. Ltd. (Japan)	4,360
243,000	Swire Pacific Ltd. Class A (Hong Kong)	1,552
		5,912
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.5%
17,796	ASML Holding NV (Netherlands)*	10,698
41,800	ASMPT Ltd. (Hong Kong)	354
149,000	MediaTek, Inc. (Taiwan)	3,889
201,400	Renesas Electronics Corp. (Japan)*	2,645
830,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	13,556
		31,142
SOFTWARE—0.9%
3,343	Constellation Software, Inc. (Canada)	6,701
9,998	Lumine Group, Inc. (Canada)*	126
19,200	Oracle Corp. (Japan)	1,362
		8,189
SPECIALTY RETAIL—1.2%
70,000	ABC-Mart, Inc. (Japan)	1,084
1,384,700	Esprit Holdings Ltd. (Hong Kong)*	59
291,628	Pets at Home Group PLC (United Kingdom)	997
62,600	USS Co. Ltd. (Japan)	1,094
86,627	WH Smith PLC (United Kingdom)	1,224
1,763,000	Zhongsheng Group Holdings Ltd. (China)	4,071
140,400	ZOZO, Inc. (Japan)	2,670
		11,199
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.0%
674,529	Advantech Co. Ltd. (Taiwan)	6,927
16,376	Logitech International SA (Switzerland)	1,289
13,339	Quadient SA (France)	279
196,348	Samsung Electronics Co. Ltd. (South Korea)	9,773
		18,268

⬤

Harbor Diversified International All Cap Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—2.1%
15,615	adidas AG (Germany)	$2,777
44,597	Cie Financiere Richemont SA Class A (Switzerland)	5,261
91,898	Gildan Activewear, Inc. (Canada)	2,610
487,000	Li Ning Co. Ltd. (China)	1,492
458,100	Samsonite International SA (Hong Kong)*,1	1,419
494,700	Shenzhou International Group Holdings Ltd. (China)	4,859
436,570	Stella International Holdings Ltd. (Hong Kong)	493
		18,911
TRADING COMPANIES & DISTRIBUTORS—1.9%
558,600	BOC Aviation Ltd. (China)[1]	3,435
51,996	Brenntag SE (Germany)	3,867
88,323	Bunzl PLC (United Kingdom)	3,151
85,759	Finning International, Inc. (Canada)	2,298
65,000	ITOCHU Corp. (Japan)	2,341
52,617	Rexel SA (France)	1,075
44,355	Richelieu Hardware Ltd. (Canada)	1,327
		17,494
TRANSPORTATION INFRASTRUCTURE—0.8%
63,868	Getlink SE (France)	1,031
376,077	Grupo Aeroportuario del Pacifico SAB de CV Class B (Mexico)	4,391

COMMON STOCKS—Continued
Shares		Value
TRANSPORTATION INFRASTRUCTURE—Continued
52,000	Mitsubishi Logistics Corp. (Japan)	$1,360
		6,782
WIRELESS TELECOMMUNICATION SERVICES—0.2%
30,000	KDDI Corp. (Japan)	898
29,485	Rogers Communications, Inc. Class B (Canada)	1,092
		1,990
TOTAL COMMON STOCKS (Cost $868,589)		887,991

PREFERRED STOCKS—0.2%

(Cost $2,991)
AUTOMOBILES—0.2%
19,199	Volkswagen AG (Germany)	2,036
TOTAL INVESTMENTS—99.0% (Cost $871,580)		890,027
CASH AND OTHER ASSETS, LESS LIABILITIES—1.0%		9,025
TOTAL NET ASSETS—100%		$899,052

RIGHTS/WARRANTS
Description	Shares	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Constellation Software, Inc. (Canada)*	3,982	CAD 0.00	03/31/2040	$—	$—[x]
Localiza Rent a Car SA (Brazil)*	4,471	BRL 47.13	11/09/2023	—	6
Total Rights/Warrants					$6

⬤

Harbor Diversified International All Cap Fund
PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2023 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Africa	$—	$21,635	$—	$21,635
Europe	375	380,369	—	380,744
Latin America	47,038	—	—	47,038
Middle East/Central Asia	17,402	34,030	—	51,432
North America	83,379	—	—	83,379
Pacific Basin	9,666	294,097	—	303,763
Preferred Stocks
Europe	—	2,036	—	2,036
Total Investments in Securities	$157,860	$732,167	$—	$890,027
Financial Derivative Instruments - Assets
Rights/Warrants	$6	$—	$—	$6
Total Investments	$157,866	$732,167	$—	$890,033
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Portfolios of Investments.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2023. Transfers into or out of Level 3, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred.
Valuation Description	Beginning Balance as of 11/01/2022 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2023 (000s)	Unrealized Gain/(Loss) as of 10/31/2023 (000s)
Common Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(11,174)
Rights/Warrants	—	—	—	—	—	—	—	—	—	—
	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(11,174)

⬤

Harbor Diversified International All Cap Fund
PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/23 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Severstal PAO GDR (Russia)*	$—	Market Approach	Estimated Recovery Value	USD 0.00
X5 Retail Group NV GDR (Russia)*	—	Market Approach	Estimated Recovery Value	USD 0.00
$—
Financial Derivative Instruments
Rights/Warrants
Constellation Software, Inc. (Canada)*	$—	Market Approach	Estimated Recovery Value	CAD 0.00

*
Non-income producing security
x
Fair valued in accordance with Harbor Funds' Valuation Procedures.
h
Transferred into Level 3 due to the unavailability of observable market data for pricing or transferred out of Level 3 due to availability of observable market data for pricing
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2023, the aggregate value of these securities was $14,393 or 2% of net assets.
2
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
BRL
Brazilian Real
CAD
Canadian Dollar
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor International Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Marathon Asset Management Limited
Management’s Discussion of
Fund Performance
MARKET REVIEW
The period since October 31, 2022 was an improvement on the previous year, with most equity markets generating a positive return. Inflation has moderated in most markets over the period, at least partially in reaction to the unprecedented series of interest rate increases that have been enacted. Market participants generally viewed this as likely to lead to interest rate cuts in the near future through much of the period, buoying equities, but this ebullience has fallen away since August as investors have begun to accept the sincerity of central bankers who have said for some time that rates are likely to remain “higher for longer” than most investors appeared to believe. This resulted in the benchmark index declining from August to the end of the review period and, other than for a handful of mega-cap companies that investors expect to benefit most from the development of Artificial Intelligence (“AI”), a significant swing in favour of Value stocks and away from Growth (which had experienced something of a resurgence in the first half of 2023).
The MSCI EAFE Index (the “Index”) returned 14.40% (in USD terms) over the 12-month period ended October 31, 2023. Regionally, Japan (which constituted 22.11% of the Index on average over the period) and Europe (which averaged 65.34% of the Index) outperformed, returning 16.79% and 15.74% (in USD terms) respectively. Pacific ex Japan (which averaged 11.86% of the Index) underperformed, generating a return of only 5.13% (in USD terms). The Middle East region (which contains only Israel and represented 0.68% of the Index on average) suffered a sharp fall in the final weeks of the period following the terrorist attack on the country, resulting in a return of -17.98%.
There is a clear split in performance at the sector level over the period; however, it does not fully conform to the usual Value versus Growth narrative. Several sectors that predominantly contain Value stocks outperformed; however, so did some sectors usually considered to be Growth oriented, such as Information Technology (“IT”) and Consumer Discretionary. Value stocks might be expected to outperform in the “rising-rates” environment seen over the review period; although IT would usually lag, and Consumer Discretionary typically declines as consumers tighten their belts. This time though, IT performance has been driven by investor enthusiasm for all things AI-related and Consumer Discretionary was already depressed due to a COVID-related hangover – many companies in this sector have managed to shore up balance sheets that had looked precarious due to the impact of anti-COVID policies between 2020 and 2022. Conversely, Health Care, Real Estate, Consumer Staples and Communication Services all lagged. The first and last of these sectors were beneficiaries of the COVID era, and have underperformed since restrictions eased and vaccination requirements have abated. Real Estate is an interest rate sensitive sector, and the unprecedented rise in rates in the largest markets over the review period has depressed returns. Consumer Staples are generally expected to perform comparatively well in an inflationary environment; however, the sudden sharp rise in the cost of living appears to have resulted in consumers “trading down” from the brands these companies offer at a higher pace than in a typical downturn, whilst rising costs have squeezed profit margins.
PERFORMANCE
Harbor International Fund returned 15.24% (Retirement Class), 15.14% (Institutional Class), 14.88% (Administrative Class), and 14.71% (Investor Class) in the year ended October 31, 2023, outperforming the 14.40% return of the Index during the same period.
Stock selection was positive, particularly in Japan, but lagged in Europe. Regional positioning was also beneficial, with the underweight to Pacific ex-Japan and lack of exposure to the Middle East (Israel) adding value. At the sector level, stock selection was positive in most sectors, but underperformance from Consumer Discretionary and Industrials names neutralised returns. Positioning between sectors (which is a result of stock selection rather than a top-down

⬤

Harbor International Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2023
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	10 Years
Harbor International Fund
Retirement Class[1]	15.24%	4.56%	2.04%
Institutional Class	15.14	4.48	1.99
Administrative Class	14.88	4.22	1.73
Investor Class	14.71	4.10	1.61
Comparative Index
MSCI EAFE (ND) Index	14.40%	4.10%	3.05%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.69% (Net) and 0.81% (Gross) (Retirement Class); 0.77% (Net) and 0.89% (Gross) (Institutional Class); 1.02% (Net) and 1.14% (Gross) (Administrative Class); and 1.13% (Net) and 1.25% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2024. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
allocation decision) therefore drove returns, particularly the underweight to Health Care and overweight to Industrials.
Amongst the top relative performers over the period we find Italian bank UniCredit, which outperformed following a statement by the Chief Executive Officer that the business will be able to continue pay-outs to shareholders at the current rate for at least the next two years. The company has been returning around 60% of annual capital generated for some time. 3i Group, the U.K. based private equity company, also outperformed after having announced strong results and an increased dividend in early May. These were driven almost entirely by the company’s ownership of Dutch non-food discount retailer, Action, which has benefitted from consumers seeking better value in the current economic environment.
Amongst the positions which materially underperformed, Equinor, the Norwegian oil and gas major, is prominent. The stock fell following a moderation in oil and gas prices (on average) over the period; reducing likely earnings in the coming year and altering assumptions about the value of investment projects. The Norwegian government also found safety issues at a long-delayed project, pushing production even further into the future. U.K.-listed gaming stock, Entain, fell after the company issued a somewhat contradictory statement citing significantly softer trading conditions since the early summer, but maintaining forward guidance for the year. More broadly, many of the companies’ listed peers have also issued downbeat statements or revised guidance downwards, pointing to tougher times ahead for the industry as the cost of living continues to climb in its core markets.
OUTLOOK & STRATEGY
We remain committed to the implementation of our bottom-up analytical efforts within the capital cycle investment framework and, therefore, the Fund is seeking to invest in companies that in our view, exhibit favorable supply side dynamics with management teams that have a track record of allocating capital efficiently. Developments over the last several years, including the pandemic and outbreak of war in both Europe and, more recently, Israel, highlight the shortfalls of expending too much energy on forecasted outlooks; the portfolio managers are not looking to react to market volatility, rather placing emphasis on their longstanding investment process.

1 Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor International Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

REGION BREAKDOWN (% of investments) - Unaudited
(Excludes derivatives)

Region / Country	%
Europe	**64.1%**
United Kingdom	24.2%
France	6.7%
Denmark	6.3%
Switzerland	5.3%
Germany	5.1%
Netherlands	3.5%
Italy	3.1%
Ireland	2.6%
Sweden	2.0%
Spain	1.9%
Norway	1.7%
Finland	0.9%
Austria	0.8%
Pacific Basin	**32.7%**
Japan	24.8%
Australia	3.2%
Hong Kong	2.1%
China	1.0%
Singapore	0.7%
Taiwan	0.6%
Indonesia	0.2%
New Zealand	0.1%
Middle East/Central Asia	**1.4%**
India	0.7%
South Korea	0.7%
Latin America	**0.9%**
Mexico	0.4%
Brazil	0.3%
Peru	0.1%
Panama	0.1%
Africa	**0.5%**
South Africa	0.5%
North America	**0.4%**
United States	0.3%
Canada	0.1%

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2023, there was no foreign currency denomination comprised more than 25% of the Fund’s net assets.
PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—98.2%
Shares		Value
AEROSPACE & DEFENSE—1.9%
95,946	Airbus SE (France)	$12,864
2,122,846	BAE Systems PLC (United Kingdom)	28,545
561,342	Melrose Industries PLC (United Kingdom)	3,196
6,186,816	Rolls-Royce Holdings PLC (United Kingdom)*	16,285
		60,890
AIR FREIGHT & LOGISTICS—0.3%
161,598	Oesterreichische Post AG (Austria)	5,152
704,000	Senko Group Holdings Co. Ltd. (Japan)	4,850
		10,002
AUTOMOBILE COMPONENTS—0.9%
501,800	Bridgestone Corp. (Japan)	18,991
568,546	Dowlais Group PLC (United Kingdom)*	692
1,256,696	Gestamp Automocion SA (Spain)[1]	4,624
91,530	Hankook Tire & Technology Co. Ltd. (South Korea)	2,597
899,527	Johnson Electric Holdings Ltd. (Hong Kong)	1,116
		28,020
AUTOMOBILES—0.6%
170,838	Bayerische Motoren Werke AG (Germany)	15,889

COMMON STOCKS—Continued
Shares		Value
AUTOMOBILES—Continued
11,485	Hyundai Motor Co. (South Korea)	$1,447
		17,336
BANKS—11.4%
183,792	ANZ Group Holdings Ltd. (Australia)	2,898
157,064	Axis Bank Ltd. (India)	1,851
12,703,200	Bank Central Asia Tbk. PT (Indonesia)	6,998
2,988,352	Bank of Ireland Group PLC (Ireland)	26,781
18,751,368	Barclays PLC (United Kingdom)	30,097
591,375	BNP Paribas SA (France)	34,006
6,583,866	CaixaBank SA (Spain)	26,767
31,281	Capitec Bank Holdings Ltd. (South Africa)	2,779
390,062	Close Brothers Group PLC (United Kingdom)	3,787
553,134	DBS Group Holdings Ltd. (Singapore)	13,288
900,247	DNB Bank ASA (Norway)	16,242
292,800	Fukuoka Financial Group, Inc. (Japan)	7,740
550,800	Grupo Financiero Banorte SAB de CV Class O (Mexico)	4,462
123,176	Hana Financial Group, Inc. (South Korea)	3,582
120,670	HDFC Bank Ltd. ADR (India)[2]	6,824
361,969	HSBC Holdings PLC (Hong Kong)	2,601
50,370,130	Lloyds Banking Group PLC (United Kingdom)	24,515

⬤

Harbor International Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
5,978,100	Resona Holdings, Inc. (Japan)	$31,943
115,558	Shinhan Financial Group Co. Ltd. (South Korea)	2,970
1,593,537	Standard Chartered PLC (United Kingdom)	12,218
65,900	Sumitomo Mitsui Financial Group, Inc. (Japan)	3,177
712,800	Sumitomo Mitsui Trust Holdings, Inc. (Japan)	26,728
1,908,212	Svenska Handelsbanken AB Class A (Sweden)	16,269
1,872,751	UniCredit SpA (Italy)	46,949
155,000	United Overseas Bank Ltd. (Singapore)	3,057
		358,529
BEVERAGES—4.5%
378,400	Arca Continental SAB de CV (Mexico)	3,395
260,200	Asahi Group Holdings Ltd. (Japan)	9,412
105,952	Carlsberg AS Class B (Denmark)	12,627
175,417	Coca-Cola Europacific Partners PLC (United States)	10,264
1,310,050	Davide Campari-Milano NV (Italy)	14,481
853,380	Diageo PLC (United Kingdom)	32,271
281,024	Heineken NV (Netherlands)	25,248
2,291,300	Kirin Holdings Co. Ltd. (Japan)	32,200
7,381,600	Thai Beverage PCL (Singapore)	2,916
		142,814
BIOTECHNOLOGY—0.4%
88,142	CSL Ltd. (Australia)	13,027
BROADLINE RETAIL—0.2%
26,198	Naspers Ltd. Class N (South Africa)*	4,096
187,124	Vipshop Holdings Ltd. ADR (China)*,2	2,668
		6,764
BUILDING PRODUCTS—1.3%
1,111,821	Assa Abloy AB Class B (Sweden)	23,699
1,097,967	Fletcher Building Ltd. (New Zealand)	2,767
34,220	Geberit AG (Switzerland)	15,933
		42,399
CAPITAL MARKETS—2.4%
1,776,858	3i Group PLC (United Kingdom)	41,894
1,656,900	B3 SA - Brasil Bolsa Balcao (Brazil)	3,648
505,018	IG Group Holdings PLC (United Kingdom)	3,923
2,331,099	Jupiter Fund Management PLC (United Kingdom)	2,227
6,387	Macquarie Group Ltd. (Australia)	656
3,688,100	Nomura Holdings, Inc. (Japan)	14,249
201,160	Rathbones Group PLC (United Kingdom)	3,670
475,639	St. James’s Place PLC (United Kingdom)	3,708
		73,975
CHEMICALS—1.8%
1,031,000	Air Water, Inc. (Japan)	13,000
583,575	BASF SE (Germany)	26,965
205,800	Nissan Chemical Corp. (Japan)	8,394
153,300	Sumitomo Bakelite Co. Ltd. (Japan)	6,821
		55,180
COMMERCIAL SERVICES & SUPPLIES—1.1%
132,803	Befesa SA (Germany)[1]	3,885
471,935	Brambles Ltd. (Australia)	3,939
2,214,966	Cleanaway Waste Management Ltd. (Australia)	3,155
292,000	Daiei Kankyo Co. Ltd. (Japan)	4,031
351,242	Elis SA (France)	5,760
74,200	Secom Co. Ltd. (Japan)	5,154
5,769,541	Serco Group PLC (United Kingdom)	10,024
		35,948
CONSTRUCTION & ENGINEERING—1.3%
948,300	INFRONEER Holdings, Inc. (Japan)	10,003
1,932,900	Obayashi Corp. (Japan)	16,557

COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION & ENGINEERING—Continued
1,111,200	Penta-Ocean Construction Co. Ltd. (Japan)	$6,533
230,174	Taisei Corp. (Japan)	7,806
		40,899
CONSTRUCTION MATERIALS—1.7%
166,240	CRH PLC (Ireland)	8,922
312,048	Holcim AG (Switzerland)*	19,293
751,700	Taiheiyo Cement Corp. (Japan)	12,882
513,783	Wienerberger AG (Austria)	12,448
		53,545
CONSUMER FINANCE—0.4%
1,676,481	International Personal Finance PLC (United Kingdom)	2,668
479,400	Marui Group Co. Ltd. (Japan)	7,581
942,779	Vanquis Banking Group PLC (United Kingdom)	1,325
		11,574
CONSUMER STAPLES DISTRIBUTION & RETAIL—1.5%
158,331	Bid Corp. Ltd. (South Africa)	3,362
366,154	HelloFresh SE (Germany)*	8,009
652,175	Koninklijke Ahold Delhaize NV (Netherlands)	19,312
234,900	MatsukiyoCocokara & Co. (Japan)	4,121
643,524	Metcash Ltd. (Australia)	1,507
169,800	Seven & i Holdings Co. Ltd. (Japan)	6,221
1,128,294	Tesco PLC (United Kingdom)	3,702
95,013	X5 Retail Group NV GDR (Russia)*,2	— [x]
		46,234
CONTAINERS & PACKAGING—0.6%
1,746,307	DS Smith PLC (United Kingdom)	6,057
723,000	Toyo Seikan Group Holdings Ltd. (Japan)	12,155
		18,212
DISTRIBUTORS—0.4%
1,650,812	Inchcape PLC (United Kingdom)	13,384
DIVERSIFIED TELECOMMUNICATION SERVICES—2.0%
5,468,892	Koninklijke KPN NV (Netherlands)	18,382
37,664,300	Nippon Telegraph & Telephone Corp. (Japan)	44,322
		62,704
ELECTRIC UTILITIES—0.2%
101,909	Orsted AS (Denmark)[1]	4,924
ELECTRICAL EQUIPMENT—3.7%
796,551	ABB Ltd. (Switzerland)	26,762
136,558	Havells India Ltd. (India)	2,049
229,114	Legrand SA (France)	19,820
1,320,900	Mitsubishi Electric Corp. (Japan)	15,146
143,940	Schneider Electric SE (France)	22,146
1,418,049	Vestas Wind Systems AS (Denmark)*	30,736
		116,659
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.8%
408,000	Delta Electronics, Inc. (Taiwan)	3,677
125,200	Kyocera Corp. (Japan)	6,171
310,100	TDK Corp. (Japan)	11,603
317,700	Topcon Corp. (Japan)	2,897
		24,348
ENERGY EQUIPMENT & SERVICES—0.3%
1,452,402	John Wood Group PLC (United Kingdom)*	2,515
286,974	Technip Energies NV (France)	6,288
		8,803

⬤

Harbor International Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
ENTERTAINMENT—0.2%
89,996	CTS Eventim AG & Co. KGaA (Germany)	$5,449
FINANCIAL SERVICES—0.9%
817,724	AMP Ltd. (Australia)	545
319,895	Chailease Holding Co. Ltd. (Taiwan)*	1,735
480,431	Edenred SE (France)	25,574
		27,854
FOOD PRODUCTS—1.2%
2,438,000	First Pacific Co. Ltd. (Hong Kong)	923
340,448	Marico Ltd. (India)	2,188
292,700	Megmilk Snow Brand Co. Ltd. (Japan)	4,718
282,100	NH Foods Ltd. (Japan)	8,464
1,452,000	Tingyi Cayman Islands Holding Corp. (China)	1,927
276,600	Toyo Suisan Kaisha Ltd. (Japan)	12,760
119,021	Viscofan SA (Spain)	6,880
		37,860
GROUND TRANSPORTATION—0.3%
40,500	East Japan Railway Co. (Japan)	2,104
339,073	Localiza Rent a Car SA (Brazil)	3,421
3,331,686	Mobico Group PLC (United Kingdom)	2,538
		8,063
HEALTH CARE EQUIPMENT & SUPPLIES—3.3%
236,815	Coloplast AS Class B (Denmark)	24,696
5,835,785	ConvaTec Group PLC (United Kingdom)[1]	14,502
346,282	Demant AS (Denmark)*	13,214
132,411	EssilorLuxottica SA (France)	23,977
204,164	Getinge AB Class B (Sweden)	3,676
333,207	Koninklijke Philips NV (Netherlands)	6,338
359,229	Smith & Nephew PLC (United Kingdom)	4,020
60,809	Sonova Holding AG (Switzerland)	14,413
		104,836
HEALTH CARE PROVIDERS & SERVICES—1.1%
278,583	Amplifon SpA (Italy)	7,874
458,614	Fresenius Medical Care AG & Co. KGaA (Germany)	15,238
497,200	Medipal Holdings Corp. (Japan)	8,359
261,900	Ship Healthcare Holdings, Inc. (Japan)	4,044
		35,515
HOTELS, RESTAURANTS & LEISURE—4.6%
2,389,000	Ajisen China Holdings Ltd. (China)	253
220,501	Aristocrat Leisure Ltd. (Australia)	5,420
1,422,331	Compass Group PLC (United Kingdom)	35,859
1,579,244	Entain PLC (United Kingdom)	17,928
253,564	Flutter Entertainment PLC (Ireland)*	39,824
1,118,000	Galaxy Entertainment Group Ltd. (Hong Kong)*	6,285
123,519	InterContinental Hotels Group PLC (United Kingdom)	8,753
721,058	Playtech PLC (United Kingdom)*	3,443
7,539,613	SSP Group PLC (United Kingdom)*	16,501
1,137,776	TUI AG (Germany)*	5,740
74,608	Yum China Holdings, Inc. (China)	3,921
		143,927
HOUSEHOLD DURABLES—0.9%
906,616	Barratt Developments PLC (United Kingdom)	4,572
270,977	GN Store Nord AS (Denmark)*	4,522
529,600	Midea Group Co. Ltd. Class A (China)	3,831
283,700	Sekisui Chemical Co. Ltd. (Japan)	3,886
113,300	Sony Group Corp. (Japan)	9,419
2,583,844	Taylor Wimpey PLC (United Kingdom)	3,490
		29,720
HOUSEHOLD PRODUCTS—0.8%
398,771	Reckitt Benckiser Group PLC (United Kingdom)	26,681

COMMON STOCKS—Continued
Shares		Value
INDUSTRIAL CONGLOMERATES—1.7%
795,000	CK Hutchison Holdings Ltd. (Hong Kong)	$4,024
212,270	DCC PLC (United Kingdom)	11,792
408,800	Hitachi Ltd. (Japan)	25,912
143,000	Jardine Matheson Holdings Ltd. (Hong Kong)	5,795
9,969	LG Corp. (South Korea)	571
844,800	Nisshinbo Holdings, Inc. (Japan)	6,111
		54,205
INSURANCE—4.9%
347,960	Admiral Group PLC (United Kingdom)	10,339
2,598,400	AIA Group Ltd. (Hong Kong)	22,564
1,004,600	Dai-ichi Life Holdings, Inc. (Japan)	21,222
190,400	Great Eastern Holdings Ltd. (Singapore)	2,403
57,024	Hannover Rueck SE (Germany)	12,592
762,106	Hiscox Ltd. (United Kingdom)	8,702
1,032,900	Japan Post Holdings Co. Ltd. (Japan)	9,142
512,004	Mandatum OYJ (Finland)*	1,978
355,500	Ping An Insurance Group Co. of China Ltd. Class H (China)	1,803
52,550	Prudential PLC (Hong Kong)	548
978,101	Prudential PLC (United Kingdom)	10,227
1,057,274	QBE Insurance Group Ltd. (Australia)	10,484
512,004	Sampo OYJ Class A (Finland)	20,137
1,010,300	Tokio Marine Holdings, Inc. (Japan)	22,603
		154,744
INTERACTIVE MEDIA & SERVICES—1.0%
1,221,822	Auto Trader Group PLC (United Kingdom)[1]	9,242
43,889	Baidu, Inc. ADR (China)*,2	4,608
118,714	carsales.com Ltd. (Australia)	2,093
2,822,433	Rightmove PLC (United Kingdom)	16,276
		32,219
IT SERVICES—1.9%
62,487	Alten SA (France)	7,382
174,990	Infosys Ltd. ADR (India)[2]	2,873
336,800	NEC Corp. (Japan)	16,217
466,900	NET One Systems Co. Ltd. (Japan)	7,126
197,800	NS Solutions Corp. (Japan)	5,744
21,929	Reply SpA (Italy)	2,069
555,700	SCSK Corp. (Japan)	9,486
201,375	Softcat PLC (United Kingdom)	3,102
109,298	Tata Consultancy Services Ltd. (India)	4,429
		58,428
LEISURE PRODUCTS—0.4%
47,059	MIPS AB (Sweden)	1,160
711,500	Sega Sammy Holdings, Inc. (Japan)	11,128
		12,288
LIFE SCIENCES TOOLS & SERVICES—0.5%
200,692	Eurofins Scientific SE (France)	10,182
75,597	Gerresheimer AG (Germany)	7,051
		17,233
MACHINERY—5.0%
158,099	Alfa Laval AB (Sweden)	5,124
155,467	ANDRITZ AG (Austria)	7,156
1,880,307	CNH Industrial NV (Italy)	20,838
399,000	Daifuku Co. Ltd. (Japan)	6,593
933,197	Fluidra SA (Spain)	16,453
151,009	GEA Group AG (Germany)	5,165
569,608	Iveco Group NV (Italy)*	4,801
195,300	Komatsu Ltd. (Japan)	4,487
357,000	Kubota Corp. (Japan)	4,801
486,500	Mitsubishi Heavy Industries Ltd. (Japan)	25,057
251,800	Miura Co. Ltd. (Japan)	4,882
621,800	NSK Ltd. (Japan)	3,347

⬤

Harbor International Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
1,339,584	Rotork PLC (United Kingdom)	$4,790
605,712	Sandvik AB (Sweden)	10,317
1,061,100	Sany Heavy Industry Co. Ltd. Class A (China)	2,098
120,137	Stabilus SE (Germany)	7,628
639,500	Techtronic Industries Co. Ltd. (Hong Kong)	5,838
121,100	Toyota Industries Corp. (Japan)	8,975
492,710	Wartsila OYJ Abp (Finland)	5,880
1,124,000	Weichai Power Co. Ltd. Class H (China)	1,682
		155,912
MARINE TRANSPORTATION—0.2%
1,112,101	Irish Continental Group PLC (Ireland)	5,074
MEDIA—1.9%
984,200	Fuji Media Holdings, Inc. (Japan)	9,775
544,957	Future PLC (United Kingdom)	5,884
396,500	Hakuhodo DY Holdings, Inc. (Japan)	3,218
10,876,302	ITV PLC (United Kingdom)	8,469
355,400	JCDecaux SE (France)*	5,560
708,000	Nippon Television Holdings, Inc. (Japan)	6,888
88,221	Schibsted ASA Class A (Norway)	1,767
40,001	Schibsted ASA Class B (Norway)	742
439,600	TBS Holdings, Inc. (Japan)	7,166
334,353	Viaplay Group AB Class B (Sweden)*	717
1,125,954	WPP PLC (United Kingdom)	9,696
		59,882
METALS & MINING—4.2%
475,677	Acerinox SA (Spain)	4,634
221,595	African Rainbow Minerals Ltd. (South Africa)	1,826
796,035	ArcelorMittal SA (France)	17,614
643,682	BHP Group Ltd. (Australia)	18,221
282,326	BlueScope Steel Ltd. (Australia)	3,384
183,900	Dowa Holdings Co. Ltd. (Japan)	5,622
1,807,093	Evolution Mining Ltd. (Australia)	4,042
124,339	First Quantum Minerals Ltd. (Canada)	1,441
6,710,104	Glencore PLC (United Kingdom)	35,542
56,664	Newmont Corp. CDI (Australia)*,2	2,171
657,673	Pilbara Minerals Ltd. (Australia)	1,545
355,657	Rio Tinto PLC (United Kingdom)	22,691
217,215	Severstal PAO GDR (Russia)*,2	— [x]
56,256	Southern Copper Corp. (Peru)	3,989
337,700	Sumitomo Metal Mining Co. Ltd. (Japan)	9,487
		132,209
OIL, GAS & CONSUMABLE FUELS—4.7%
12,825,388	BP PLC (United Kingdom)	78,312
993,996	Equinor ASA (Norway)	33,322
1,157,700	Inpex Corp. (Japan)	16,799
201,606	PRIO SA (Brazil)*	1,907
1,817,580	Santos Ltd. (Australia)	8,869
365,329	Woodside Energy Group Ltd. (Australia)	7,957
		147,166
PAPER & FOREST PRODUCTS—0.3%
1,862,700	Oji Holdings Corp. (Japan)	7,967
PASSENGER AIRLINES—0.5%
36,247	Copa Holdings SA Class A (Panama)	2,960
1,630,211	easyJet PLC (United Kingdom)*	7,272
1,709,820	Qantas Airways Ltd. (Australia)*	5,357
		15,589
PERSONAL CARE PRODUCTS—0.1%
313,547	Dabur India Ltd. (India)	1,992
910,500	L’Occitane International SA (Hong Kong)	2,340
		4,332

COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—5.2%
1,080,141	Novo Nordisk AS Class B (Denmark)	$104,208
201,715	Roche Holding AG (Switzerland)	51,984
331,500	Tsumura & Co. (Japan)	5,931
		162,123
PROFESSIONAL SERVICES—3.7%
484,069	ALS Ltd. (Australia)	3,313
8,237,166	Capita PLC (United Kingdom)*	1,680
515,510	Experian PLC (United Kingdom)	15,640
3,403,289	Hays PLC (United Kingdom)	3,988
485,737	Intertek Group PLC (United Kingdom)	22,623
296,138	IPH Ltd. (Australia)	1,287
1,996,609	Pagegroup PLC (United Kingdom)	9,150
3,022,700	Persol Holdings Co. Ltd. (Japan)	4,532
185,103	Randstad NV (Netherlands)	9,585
1,104,128	RELX PLC (United Kingdom)	38,565
587,054	RWS Holdings PLC (United Kingdom)	1,485
61,900	TechnoPro Holdings, Inc. (Japan)	1,226
30,867	Teleperformance SE (France)	3,551
		116,625
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.9%
833,700	Daiwa House Industry Co. Ltd. (Japan)	22,931
737,000	Swire Pacific Ltd. Class A (Hong Kong)	4,708
		27,639
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
49,292	ASML Holding NV (Netherlands)	29,631
125,100	ASMPT Ltd. (Hong Kong)	1,060
84,000	MediaTek, Inc. (Taiwan)	2,192
1,052,400	Renesas Electronics Corp. (Japan)*	13,824
467,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	7,627
		54,334
SOFTWARE—0.2%
100,300	Oracle Corp. (Japan)	7,115
SPECIALTY RETAIL—1.3%
367,600	ABC-Mart, Inc. (Japan)	5,694
3,987,400	Esprit Holdings Ltd. (Hong Kong)*	169
1,543,647	Pets at Home Group PLC (United Kingdom)	5,278
328,600	USS Co. Ltd. (Japan)	5,743
461,379	WH Smith PLC (United Kingdom)	6,517
991,000	Zhongsheng Group Holdings Ltd. (China)	2,288
737,800	ZOZO, Inc. (Japan)	14,029
		39,718
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.7%
378,557	Advantech Co. Ltd. (Taiwan)	3,888
86,463	Logitech International SA (Switzerland)	6,805
70,916	Quadient SA (France)	1,483
221,568	Samsung Electronics Co. Ltd. (South Korea)	11,028
		23,204
TEXTILES, APPAREL & LUXURY GOODS—1.8%
82,346	adidas AG (Germany)	14,642
32,404	Cie Financiere Richemont SA Class A (South Africa)	3,855
236,088	Cie Financiere Richemont SA Class A (Switzerland)	27,853
273,500	Li Ning Co. Ltd. (China)	838
1,378,200	Samsonite International SA (Hong Kong)*,1	4,268
277,418	Shenzhou International Group Holdings Ltd. (China)	2,725
948,521	Stella International Holdings Ltd. (Hong Kong)	1,071
		55,252
TRADING COMPANIES & DISTRIBUTORS—1.8%
312,700	BOC Aviation Ltd. (China)[1]	1,923
274,537	Brenntag SE (Germany)	20,415

⬤

Harbor International Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
TRADING COMPANIES & DISTRIBUTORS—Continued
466,411	Bunzl PLC (United Kingdom)	$16,640
342,500	ITOCHU Corp. (Japan)	12,337
277,137	Rexel SA (France)	5,660
		56,975
TRANSPORTATION INFRASTRUCTURE—0.5%
336,926	Getlink SE (France)	5,441
210,622	Grupo Aeroportuario del Pacifico SAB de CV Class B (Mexico)	2,459
268,200	Mitsubishi Logistics Corp. (Japan)	7,016
		14,916
WIRELESS TELECOMMUNICATION SERVICES—0.1%
154,500	KDDI Corp. (Japan)	4,622
TOTAL COMMON STOCKS (Cost $2,835,961)		3,085,846

PREFERRED STOCKS—0.3%
Shares		Value
(Cost $15,546)
AUTOMOBILES—0.3%
100,236	Volkswagen AG (Germany)	$10,630
TOTAL INVESTMENTS—98.5% (Cost $2,851,507)		3,096,476
CASH AND OTHER ASSETS, LESS LIABILITIES—1.5%		46,732
TOTAL NET ASSETS—100%		$3,143,208

RIGHTS/WARRANTS
Description	Shares	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Cie Financiere Richemont SA (South Africa)*	74,788	CHF 67.00	11/22/2023	$—	$49
Localiza Rent a Car SA (Brazil)*	2,506	BRL 47.13	11/09/2023	—	4
Total Rights/Warrants					$53

⬤

Harbor International Fund
PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2023 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Africa	$—	$15,918	$—	$15,918
Europe	1,978	1,972,113	—	1,974,091
Latin America	26,241	—	—	26,241
Middle East/Central Asia	9,697	34,704	—	44,401
North America	11,705	—	—	11,705
Pacific Basin	13,368	1,000,122	—	1,013,490
Preferred Stocks
Europe	—	10,630	—	10,630
Total Investments in Securities	$62,989	$3,033,487	$—	$3,096,476
Financial Derivative Instruments - Assets
Rights/Warrants	$53	$—	$—	$53
Total Investments	$63,042	$3,033,487	$—	$3,096,529
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Portfolios of Investments.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2023. Transfers into or out of Level 3, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred.
Valuation Description	Beginning Balance as of 11/01/2022 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2023 (000s)	Unrealized Gain/(Loss) as of 10/31/2023 (000s)
Common Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(7,678)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/23 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Severstal PAO GDR (Russia)*	$—	Market Approach	Estimated Recovery Value	USD 0.00
X5 Retail Group NV GDR (Russia)*	—	Market Approach	Estimated Recovery Value	USD 0.00
$—

*
Non-income producing security
x
Fair valued in accordance with Harbor Funds' Valuation Procedures.
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2023, the aggregate value of these securities was $43,368 or 1% of net assets.
2
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
BRL
Brazilian Real
CHF
Swiss Franc
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor International Core Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Acadian Asset Management LLC
Management’s Discussion of
Fund Performance
MARKET REVIEW
Over the past 12-month period ended October 31, 2023, the global equity market has experienced a dynamic and eventful period. In the fourth quarter of 2022, equities surged, fueled by a strong performance in October and November, though December saw a slight sell-off. Both developed and emerging markets performed well, driven by factors like cooling inflation, a robust job market, and a weakened U.S. dollar. The anticipation of a slowdown in rate hikes by the Federal Reserve also buoyed investor sentiment. Central banks globally responded with measures to ease rate increases. Eurozone inflation softened due to declining energy prices but concerns about persistently high global inflation persisted.
In the first quarter of 2023, equities gained with both developed and emerging markets continuing their strong performance. Central banks maintained rate hikes in response to inflation levels remaining above target rates. Geopolitical tensions, particularly in Russia-Ukraine and U.S.-China relations, added an extra layer of uncertainty. The reopening of the Chinese economy provided a significant boost, and despite weak economic forecasts and banking turmoil, stocks gained due to reduced inflation fears and falling energy prices. However, the shutdown of Silicon Valley Bank and the subsequent financial turbulence rattled the markets.
The second quarter of 2023 for in global equities was marked by fluctuations in April and May, and a strong rally in June. Although global inflation concerns diminished with falling energy prices, core inflation remained persistent, leading major central banks to maintain a hawkish stance. Japanese equities stood out within developed markets due to supportive policies from the Bank of Japan, in contrast to the continuous rate hikes pursued by other developed markets. The debt ceiling impasse in the U.S. affected investor sentiment, and Chinese equities exerted pressure on emerging market returns. However, a significant rally in June was driven by anticipation of additional economic stimulus.
In the third quarter of 2023, global equities experienced a decline. Modest increases in July were followed by a downturn in August and September, primarily due to rising interest rates and a surge in oil prices. Challenges were exacerbated by the possibility of a U.S. government shutdown, keeping investors on the sidelines. China’s macroeconomic weaknesses, particularly in the property sector, weighed heavily on global markets. Japanese equities continued to outperform, benefiting from the Bank of Japan’s accommodative policy, while core inflation remained resistant to decline. These quarters collectively illustrate the intricate interplay of global economic forces, central bank policies, geopolitical tensions, and industry-specific events in shaping equity market performance.
PERFORMANCE
Harbor International Core Fund returned 8.35% (Retirement Class), 8.31% (Institutional Class), and 7.80% (Investor Class) for the year ended October 31, 2023, while the MSCI EAFE (ND) Index returned 14.40% during the same period.
Performance relative to the benchmark was driven by both favorable stock selection in countries and sectors, as well as country allocations.
From a stock selection perspective, the Fund benefited from selections in Spain consumer discretionary and Danish health care stocks, respectively led by positions in Industria de Diseno Textil and Novo Nordisk. Both securities were up for the year and added 63 basis points (“bps”) and 50 bps of positive contribution, respectively.

⬤

Harbor International Core Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 03/01/2019 through 10/31/2023
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor International Core Fund
Retirement Class[1]	8.35%	N/A	4.88%
Institutional Class[1]	8.31	N/A	4.80
Investor Class[1]	7.80	N/A	4.40
Comparative Index
MSCI EAFE (ND) Index[1]	14.40%	N/A	3.55%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.77% (Net) and 1.16% (Gross) (Retirement Class); 0.85% (Net) and 1.24% (Gross) (Institutional Class); 1.10% (Net) and 1.49% (Gross) (Administrative Class); and 1.21% (Net) and 1.60% (Gross)(Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2024. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Selections in Australia and the materials sector added 90 bps of negative contribution to return. Two securities had the largest negative contribution which are Equinor and Roche Holding which both underperformed within the portfolio for the year.
OUTLOOK & STRATEGY
Globally, most economies continue to grow despite a range of headwinds, including high rates and persistent inflation. This growth has not been equally distributed, however, with Germany in a modest recession, and China struggling to regain its former footing. Inflation continues to soften in many major economies but remains well above central banks’ targets. In the U.K., the decline has been particularly sharp, with inflation falling in August. In the euro area, inflation ticked lower in August as well. In the U.S., however, surging gas prices lifted inflation in August. As a group, emerging markets started raising interest rates sooner and thus have more room to cut rates to stimulate growth. Europe’s declines in inflation coincide with an apparent end of rate hikes. The European Central Bank raised rates in September, the highest level in the ECB’s quarter-century of existence but indicated that may be enough. For its part, the Bank of England held rates steady at its latest meeting – the first such outcome after two years of increases. The Federal Reserve kept rates unchanged at its September meeting but currently projects one further rate hike this year. Whether interest rates have already reached their peak or still have further to go, they are expected to fall from their current, “restrictive” level at a pace much slower than that at which they rose. Additionally, oil prices rose steadily through the quarter as OPEC supply cuts began to bite.
We update our investment process on a continuous basis across model enhancements, risk controls and implementation. We believe our targeted focus, along with our disciplined and granular process, should allow us to add value for our clients.

1 The “Life of Fund” return as shown reflects the period 03/01/2019 (commencement of operations) through 10/31/2023.
This report contains the current opinions of Acadian Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor International Core Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

REGION BREAKDOWN (% of investments) - Unaudited
(Excludes short-term investments)

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2023, 27.95% of the Fund’s investments were denominated in Euros. No other foreign currency denomination comprised more than 25% of the Fund’s net assets.
PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—99.2%
Shares		Value
AEROSPACE & DEFENSE—1.9%
1,128	Dassault Aviation SA (France)	$224
27,811	Leonardo SpA (Italy)	420
2,713	MDA Ltd. (United States)*	22
12,645	QinetiQ Group PLC (United Kingdom)	51
226,758	Rolls-Royce Holdings PLC (United Kingdom)*	597
8,671	Thales SA (France)	1,280
		2,594

COMMON STOCKS—Continued
Shares		Value
AIR FREIGHT & LOGISTICS—0.6%
4,934	DSV AS (Denmark)	$737
23,727	Gulf Warehousing Co. (Qatar)	20
5,800	KRS Corp. (Japan)	37
		794
AUTOMOBILE COMPONENTS—0.2%
8,172	Bulten AB (Sweden)	46

⬤

Harbor International Core Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
AUTOMOBILE COMPONENTS—Continued
8,700	Ichikoh Industries Ltd. (Japan)	$30
28,000	Johnson Electric Holdings Ltd. (Hong Kong)	35
8,986	Martinrea International, Inc. (Canada)	74
6,500	Thai Stanley Electric PCL NVDR (Thailand)[1]	32
		217
AUTOMOBILES—4.3%
39,200	Honda Motor Co. Ltd. (Japan)	402
331,400	Nissan Motor Co. Ltd. (Japan)	1,275
168,686	Stellantis NV (United States)	3,152
49,000	Subaru Corp. (Japan)	848
2,200	Suzuki Motor Corp. (Japan)	85
		5,762
BANKS—4.9%
124,035	ANZ Group Holdings Ltd. (Australia)	1,956
5,700	Awa Bank Ltd. (Japan)	95
5,613	Banca Popolare di Sondrio SPA (Italy)	30
150,900	Bangkok Bank PCL NVDR (Thailand)[1]	661
741,065	Bank Danamon Indonesia Tbk. PT (Indonesia)	128
27,805	CaixaBank SA (Spain)	113
2,463,000	China Construction Bank Corp. Class H (China)	1,393
32,260	Commercial Bank of Dubai PSC (United Arab Emirates)	41
4,300	Ehime Bank Ltd. (Japan)	32
69,850	Emirates NBD Bank PJSC (United Arab Emirates)	322
7,317	Erste Group Bank AG (Austria)	262
53,361	Faisal Islamic Bank of Egypt (Egypt)	53
22,400	Hyakugo Bank Ltd. (Japan)	85
3,700	Musashino Bank Ltd. (Japan)	70
22,000	North Pacific Bank Ltd. (Japan)	57
14,933	Raiffeisen Bank International AG (Austria)*	216
3,400	Shikoku Bank Ltd. (Japan)	24
28,128	Skandinaviska Enskilda Banken AB Class A (Sweden)	314
72,025	Standard Chartered PLC (United Kingdom)	552
1,633,800	TMBThanachart Bank PCL NVDR (Thailand)[1]	76
11,100	Towa Bank Ltd. (Japan)	50
		6,530
BEVERAGES—0.1%
56,842	Australian Vintage Ltd. (Australia)	14
3,442	Coca-Cola HBC AG (Italy)	89
14,638	Ginebra San Miguel, Inc. (Philippines)	44
		147
BIOTECHNOLOGY—0.0%
6,200	Takara Bio, Inc. (Japan)	55
BROADLINE RETAIL—0.6%
16,308	Max Stock Ltd. (Israel)	25
1,820	MINISO Group Holding Ltd. ADR (China)[1]	46
54,816	Vipshop Holdings Ltd. ADR (China)*,1	782
		853
BUILDING PRODUCTS—1.4%
300	BRC Asia Ltd. (Singapore)	—
31,743	Cie de Saint-Gobain SA (France)	1,728
5,400	Maezawa Kasei Industries Co. Ltd. (Japan)	53
1,300	Nichias Corp. (Japan)	26
4,400	Okabe Co. Ltd. (Japan)	20
255	ROCKWOOL AS Class B (Denmark)	57
1,900	Shin Nippon Air Technologies Co. Ltd. (Japan)	29
		1,913
CAPITAL MARKETS—4.0%
318	Cie Financiere Tradition SA (Switzerland)	40
9,234	Deutsche Boerse AG (Germany)	1,520
2,082	Fiducian Group Ltd. (Australia)	7

COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
2,256	Foresight Group Holdings Ltd. (United Kingdom)	$10
5,971	Futu Holdings Ltd. ADR (Hong Kong)*,1	331
83,841	Investec PLC (United Kingdom)	465
4,100	IwaiCosmo Holdings, Inc. (Japan)	49
41,100	Japan Exchange Group, Inc. (Japan)	813
131,408	Man Group PLC (United Kingdom)	351
230	Partners Group Holding AG (Switzerland)	243
32,767	Schroders PLC (United Kingdom)	148
1,352	Titanium OYJ (Finland)	23
27,500	TMX Group Ltd. (Canada)	573
33,313	UBS Group AG (Switzerland)	783
		5,356
CHEMICALS—1.0%
2,500	Achilles Corp. (Japan)	26
1,200	Asahi Yukizai Corp. (Japan)	29
5,600	Carlit Holdings Co. Ltd. (Japan)	36
2,900	Dai Nippon Toryo Co. Ltd. (Japan)	18
89,325	Danakali Ltd. (Australia)*	23 [x]
2,900	Fujimori Kogyo Co. Ltd. (Japan)	73
800	Hodogaya Chemical Co. Ltd. (Japan)	16
2,800	Ishihara Sangyo Kaisha Ltd. (Japan)	26
4,600	Koatsu Gas Kogyo Co. Ltd. (Japan)	23
492	KPX Chemical Co. Ltd. (South Korea)	16
2,800	Kyowa Leather Cloth Co. Ltd. (Japan)	12
2,000	MORESCO Corp. (Japan)	16
4,200	Nihon Parkerizing Co. Ltd. (Japan)	30
2,200	Nippon Carbide Industries Co., Inc. (Japan)	25
1,300	Okura Industrial Co. Ltd. (Japan)	24
80,933	Orica Ltd. (Australia)	756
7,100	Riken Technos Corp. (Japan)	41
5,600	Sekisui Kasei Co. Ltd. (Japan)	16
600	Soken Chemical & Engineering Co. Ltd. (Japan)	9
1,100	Sumitomo Seika Chemicals Co. Ltd. (Japan)	34
9,600	Tokuyama Corp. (Japan)	146
		1,395
COMMERCIAL SERVICES & SUPPLIES—0.8%
4,000	Aeon Delight Co. Ltd. (Japan)	88
800	Ajis Co. Ltd. (Japan)	12
4,000	Azienda Bresciana Petroli Nocivelli SpA (Italy)	16
48,769	Brambles Ltd. (Australia)	407
1,074	Cewe Stiftung & Co. KGAA (Germany)	97
340	Fursys, Inc. (South Korea)	7
2,746	GL Events SACA (France)	47
17,217	Johnson Service Group PLC (United Kingdom)	27
14,200	Kokuyo Co. Ltd. (Japan)	220
1,800	Kyodo Printing Co. Ltd. (Japan)	38
8,961	Mears Group PLC (United Kingdom)	28
5,900	Prestige International, Inc. (Japan)	24
1,900	Sato Holdings Corp. (Japan)	26
1,501	SPIE SA (France)	40
2,500	Takara & Co. Ltd. (Japan)	40
		1,117
COMMUNICATIONS EQUIPMENT—0.0%
1,712	EVS Broadcast Equipment SA (Belgium)	48
CONSTRUCTION & ENGINEERING—0.5%
8,889	ACS Actividades de Construccion y Servicios SA (Spain)	321
336,000	Analogue Holdings Ltd. (Hong Kong)	57
13,188	Boustead Singapore Ltd. (Singapore)	8
305	Burkhalter Holding AG (Switzerland)	29
18,032	Costain Group PLC (United Kingdom)	11
5,000	Dai-Ichi Cutter Kogyo KK (Japan)	40
424	HOCHTIEF AG (Germany)	44
3,816	Lycopodium Ltd. (Australia)	22

⬤

Harbor International Core Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION & ENGINEERING—Continued
905	Morgan Sindall Group PLC (United Kingdom)	$21
3,722	Orascom Construction PLC (United Arab Emirates)	20
133,009	SRG Global Ltd. (Australia)	52
3,600	Tobishima Corp. (Japan)	33
7,700	Tomoe Corp. (Japan)	30
5,400	Toyo Engineering Corp. (Japan)*	21
		709
CONSTRUCTION MATERIALS—2.8%
4,100	Asia Pile Holdings Corp. (Japan)	20
13,352	Breedon Group PLC (United Kingdom)	51
3,663	Buzzi SpA (Italy)	97
22,877	Heidelberg Materials AG (Germany)	1,661
75,220	James Hardie Industries PLC CDI (United States)*,1	1,877
12,394	Qatar National Cement Co. QSC (Qatar)	12
4,000	Shinagawa Refractories Co. Ltd. (Japan)	39
33,984	Sigmaroc PLC (United Kingdom)*	20
29,705	Wagners Holding Co. Ltd. (Australia)*	17
		3,794
CONSUMER STAPLES DISTRIBUTION & RETAIL—0.3%
3,400	Axial Retailing, Inc. (Japan)	87
9,200	Beshom Holdings Bhd. (Malaysia)	2
16,210	Eurocash SA (Poland)	54
19,800	Kitwave Group PLC (United Kingdom)	60
500	Lawson, Inc. (Japan)	24
2,600	Mitsubishi Shokuhin Co. Ltd. (Japan)	69
3,600	Orsero SpA (Italy)	56
2,700	Qol Holdings Co. Ltd. (Japan)	31
1,300	Toho Co. Ltd. (Japan)	27
		410
CONTAINERS & PACKAGING—0.1%
18,631	Orora Ltd. (Australia)	29
6,177	Pro-Pacific Packaging Ltd. (Australia)*	1
39,400	PSC Corp. Ltd. (Singapore)	9
1,900	Richards Packaging Income Fund (Canada)	46
9,900	Thantawan Industry PCL NVDR (Thailand)[1]	7
579	Vetropack Holding AG Class A (Switzerland)	23
		115
DISTRIBUTORS—0.0%
52,861	Smiths News PLC (United Kingdom)	31
DIVERSIFIED CONSUMER SERVICES—0.1%
1,533	JLS Co. Ltd. (South Korea)	8
30,798	Me Group International PLC (United Kingdom)	53
2,713	MegaStudy Co. Ltd. (South Korea)	22
3,700	Tear Corp. (Japan)	11
		94
DIVERSIFIED TELECOMMUNICATION SERVICES—0.0%
604	Magyar Telekom Telecommunications PLC ADR (Hungary)[1]	5
3,800	Vision, Inc. (Japan)*	34
		39
ELECTRIC UTILITIES—0.2%
1,171	BKW AG (Switzerland)	197
ELECTRICAL EQUIPMENT—1.7%
43,332	ABB Ltd. (Switzerland)	1,456
5,600	Chiyoda Integre Co. Ltd. (Japan)	103
59,300	Mitsubishi Electric Corp. (Japan)	680
2,500	Sinfonia Technology Co. Ltd. (Japan)	26
51,000	Xingye Alloy Materials Group Ltd. (China)*	7
		2,272

COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.6%
7,300	Celestica, Inc. (Canada)*	$170
2,300	Daitron Co. Ltd. (Japan)	44
77,905	DataTec Ltd. (South Africa)	148
1,000	Kaga Electronics Co. Ltd. (Japan)	40
4,200	Macnica Holdings, Inc. (Japan)	171
11,300	Maxell Ltd. (Japan)	121
265	Nedap NV (Netherlands)	16
2,700	Nihon Denkei Co. Ltd. (Japan)	33
3,800	Osaki Electric Co. Ltd. (Japan)	16
12,592	Rakon Ltd. (New Zealand)	5
2,700	Sigma Koki Co. Ltd. (Japan)	26
2,700	SMK Corp. (Japan)	44
2,000	Sun-Wa Technos Corp. (Japan)	29
		863
ENERGY EQUIPMENT & SERVICES—0.5%
55,749	CES Energy Solutions Corp. (Canada)	146
13,597	Hunting PLC (United Kingdom)	48
62,210	MMA Offshore Ltd. (Australia)*	50
10,553	Pason Systems, Inc. (Canada)	101
23,013	PHX Energy Services Corp. (Canada)	122
9,418	Technip Energies NV (France)	206
		673
ENTERTAINMENT—1.4%
7,900	Ateam, Inc. (Japan)	32
14,200	Capcom Co. Ltd. (Japan)	457
46,000	IGG, Inc. (Singapore)*	16
1,300	Nexon Co. Ltd. (Japan)	24
7,748	Spotify Technology SA (United States)*	1,277
2,461	Universal Music Group NV (Netherlands)	60
		1,866
FINANCIAL SERVICES—0.3%
26,741	Banca Mediolanum SpA (Italy)	218
95,700	Pacific Century Regional Developments Ltd. (Singapore)	20
4,874	Washington H Soul Pattinson & Co. Ltd. (Australia)	104
2,200	Zenkoku Hosho Co. Ltd. (Japan)	70
		412
FOOD PRODUCTS—0.3%
469,500	CCK Consolidated Holdings Bhd. (Malaysia)	78
1,500,000	China Starch Holdings Ltd. (China)	26
39,400	Delfi Ltd. (Singapore)	36
797	Industrial Milk Co. (Ukraine)*	2
58,700	Kawan Food Bhd. (Malaysia)	23
37,800	Kim Loong Resources Bhd. (Malaysia)	15
561	Maeil Holdings Co. Ltd. (South Korea)	4
5,437	PGG Wrightson Ltd. (New Zealand)	10
27,953	Ridley Corp. Ltd. (Australia)	39
1,562	Sajodaerim Corp. (South Korea)	32
356,800	Salim Ivomas Pratama Tbk. PT (Indonesia)	8
98,600	Sarawak Plantation Bhd. (Malaysia)	42
17,200	Ta Ann Holdings Bhd. (Malaysia)	12
4,600	Warabeya Nichiyo Holdings Co. Ltd. (Japan)	106
		433
GAS UTILITIES—0.0%
4,400	Hiroshima Gas Co. Ltd. (Japan)	12
GROUND TRANSPORTATION—0.3%
4,400	Alps Logistics Co. Ltd. (Japan)	46
341,700	BTS Rail Mass Transit Growth Infrastructure Fund (Thailand)*	25
1,900	Chilled & Frozen Logistics Holdings Co. Ltd. (Japan)	18
50,609	Firstgroup PLC (United Kingdom)	97
220	Jungfraubahn Holding AG (Switzerland)	37
36,910	Lindsay Australia Ltd. (Australia)	23

⬤

Harbor International Core Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
GROUND TRANSPORTATION—Continued
1,000	Maruzen Showa Unyu Co. Ltd. (Japan)	$25
3,400	Mullen Group Ltd. (Canada)	32
14,007	PKP Cargo SA (Poland)*	51
1,800	Seino Holdings Co. Ltd. (Japan)	26
		380
HEALTH CARE EQUIPMENT & SUPPLIES—0.7%
3,169	Cochlear Ltd. (Australia)	486
8,720	Demant AS (Denmark)*	333
2,200	Fukuda Denshi Co. Ltd. (Japan)	78
		897
HEALTH CARE PROVIDERS & SERVICES—0.2%
3,943	Dedicare AB Class B (Sweden)	34
19,831	Humana AB (Sweden)*	50
4,800	Japan Medical Dynamic Marketing, Inc. (Japan)	23
60,000	Ladprao General Hospital PCL NVDR (Thailand)[1]	8
2,000	Medipal Holdings Corp. (Japan)	34
6,322	Orion OYJ (Finland)	7
830	Orion OYJ Class B (Finland)	1
10,598	Viemed Healthcare, Inc. (United States)*	67
9,200	Vital KSK Holdings, Inc. (Japan)	62
		286
HEALTH CARE TECHNOLOGY—0.3%
211	Ascom Holding AG (Switzerland)	2
7,502	Pro Medicus Ltd. (Australia)	358
300	Software Service, Inc. (Japan)	17
		377
HOTELS, RESTAURANTS & LEISURE—1.8%
34,860	Aristocrat Leisure Ltd. (Australia)	857
4,523	Betsson AB Class B (Sweden)*	45
400,400	Champ Resto Indonesia Tbk. PT (Indonesia)	32
83,100	Jaya Bersama Indo Tbk. PT (Indonesia)*	— [x]
43,700	Kimly Ltd. (Singapore)	10
32,104	La Francaise des Jeux SAEM (France)[2]	1,036
1,152	Trip.com Group Ltd. ADR (China)*,1	39
8,233	Whitbread PLC (United Kingdom)	334
2,500	Yossix Holdings Co. Ltd. (Japan)	47
61,600	Zen Corp. Group PCL NVDR (Thailand)[1]	17
		2,417
HOUSEHOLD DURABLES—0.1%
5	Dom Development SA (Poland)	—
3,800	JANOME Corp. (Japan)	18
2,700	Nihon Trim Co. Ltd. (Japan)	53
5,900	Panasonic Holdings Corp. (Japan)	52
10,993	Toya SA (Poland)*	17
		140
INDUSTRIAL CONGLOMERATES—0.2%
3,100	Hitachi Ltd. (Japan)	196
14,034	Qatar Industrial Manufacturing Co. QSC (Qatar)	12
		208
INSURANCE—2.7%
1,600	Allianz Malaysia Bhd. (Malaysia)	5
730	Allianz SE (Germany)	171
39,721	Assicurazioni Generali SpA (Italy)	789
291,200	Asuransi Tugu Pratama Indonesia Tbk. PT (Indonesia)	21
21,539	Chesnara PLC (United Kingdom)	66
116,000	China Pacific Insurance Group Co. Ltd. Class H (China)	286
14,100	Dai-ichi Life Holdings, Inc. (Japan)	298
40,600	Japan Post Insurance Co. Ltd. (Japan)	782
2,700	MS&AD Insurance Group Holdings, Inc. (Japan)	99

COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
2,878	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	$1,155
		3,672
INTERACTIVE MEDIA & SERVICES—0.2%
1,184	Autohome, Inc. ADR (China)[1]	32
2,833	JOYY, Inc. ADR (China)[1]	110
13,600	Kakaku.com, Inc. (Japan)	131
		273
IT SERVICES—4.0%
2,100	AGS Corp. (Japan)	10
4,958	Atea ASA (Sweden)*	52
4,334	B3 Consulting Group AB (Sweden)	31
1,400	Business Brain Showa-Ota, Inc. (Japan)	20
800	CDS Co. Ltd. (Japan)	9
640	ComArch SA (Poland)	23
4,200	Core Corp. (Japan)	47
5,900	Fujitsu Ltd. (Japan)	764
7,700	Future Corp. (Japan)	88
2,600	ID Holdings Corp. (Japan)	25
40,100	NEC Corp. (Japan)	1,931
1,600	Obic Co. Ltd. (Japan)	236
1,500	Oro Co. Ltd. (Japan)	21
12,600	Otsuka Corp. (Japan)	505
1,900	SCSK Corp. (Japan)	32
571	Sopra Steria Group SACA (France)	102
3,300	TechMatrix Corp. (Japan)	33
8,400	TIS, Inc. (Japan)	180
4,200	Ubicom Holdings, Inc. (Japan)	32
1,500	VINX Corp. (Japan)	12
15,419	Wix.com Ltd. (Israel)*	1,232
700	Zuken, Inc. (Japan)	17
		5,402
LEISURE PRODUCTS—0.2%
1,500	Sankyo Co. Ltd. (Japan)	62
12,200	Sega Sammy Holdings, Inc. (Japan)	191
3,600	Tomy Co. Ltd. (Japan)	50
		303
MACHINERY—5.9%
7,300	Daihatsu Diesel Manufacturing Co. Ltd. (Japan)	40
18,020	Daimler Truck Holding AG (Germany)	566
13,379	Deutz AG (Germany)	54
5,396	Duerr AG (Germany)	111
54	Exail Technologies SA (France)*	1
268	Exel Industries SA Class A (France)	13
6,776	GEA Group AG (Germany)	232
1,691	Georg Fischer AG (Switzerland)	88
1,327	Grenevia SA (Poland)*	1
11,747	Iveco Group NV (Italy)*	99
2,600	Iwaki Co. Ltd. (Japan)	31
9,839	Knorr-Bremse AG (Germany)	550
3,700	Maezawa Industries, Inc. (Japan)	23
14,300	Miura Co. Ltd. (Japan)	277
8,800	Nippon Thompson Co. Ltd. (Japan)	31
2,200	Nitto Kohki Co. Ltd. (Japan)	28
371	Palfinger AG (Austria)	9
247	Rational AG (Germany)	141
600	Rix Corp. (Japan)	13
6,900	Schindler Holding AG (Switzerland)	1,396
22,380	SKF AB Class B (Sweden)	363
4,700	Sodick Co. Ltd. (Japan)	24
3,000	Toyo Machinery & Metal Co. Ltd. (Japan)	12
9,561	Vesuvius PLC (United Kingdom)	47
152,882	Volvo AB Class B (Sweden)	3,029

⬤

Harbor International Core Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
55,108	Wartsila OYJ Abp (Finland)	$658
52,300	Yangzijiang Shipbuilding Holdings Ltd. (China)	55
		7,892
MARINE TRANSPORTATION—3.8%
1,212	AP Moller - Maersk AS Class B (Denmark)	2,019
40,373	Hoegh Autoliners ASA (Norway)	326
23,300	Kawasaki Kisen Kaisha Ltd. (Japan)	799
5,696	Kuehne & Nagel International AG (Switzerland)	1,536
1,228,800	Marco Polo Marine Ltd. (Singapore)*	46
341,700	Samudera Shipping Line Ltd. (Singapore)	154
75,000	SITC International Holdings Co. Ltd. (China)	116
1,029	Stolt-Nielsen Ltd. (Norway)	34
2,303	Western Bulk Chartering AS (Norway)	5
1,724	Wilson ASA (Norway)*	10 [x]
		5,045
MEDIA—0.7%
1,200	AlphaPolis Co. Ltd. (Japan)*	18
4,842	Bloomsbury Publishing PLC (United Kingdom)	23
1,900	FAN Communications, Inc. (Japan)	5
8,000	Hakuhodo DY Holdings, Inc. (Japan)	65
960	HighCo (France)	5
22,681	NZME Ltd. (New Zealand)	11
158,443	Pico Far East Holdings Ltd. (Hong Kong)	28
6,600	Proto Corp. (Japan)	54
33,805	PRT Co. Ltd. (Australia)*	— [x]
8,535	Publicis Groupe SA (France)	650
16,315	SKY Network Television Ltd. (New Zealand)	27
		886
METALS & MINING—3.6%
1,595	Anglo American PLC (South Africa)	41
233,117	Base Resources Ltd. (Australia)	20
67,085	BlueScope Steel Ltd. (Australia)	804
20,142	Boryszew SA (Poland)	29
34,873	ElvalHalcor SA (Greece)	62
17,744	Gem Diamonds Ltd. (United Kingdom)*	2
105,087	Iluka Resources Ltd. (Australia)	485
6,948	Major Drilling Group International, Inc. (Canada)*	37
35,973	Perenti Ltd. (Australia)*	24
37,573	Rio Tinto PLC ADR (Australia)[1]	2,418
93,363	Sierra Rutile Holdings Ltd. (Australia)*	10
148,422	South32 Ltd. (Australia)	318
5,100	Stelco Holdings, Inc. (Canada)	144
39,616	thyssenkrupp AG (Germany)	276
2,200	Topy Industries Ltd. (Japan)	35
3,984	Torex Gold Resources, Inc. (Canada)*	38
5,500	Tree Island Steel Ltd. (Canada)	11
3,359	Zimplats Holdings Ltd. (Australia)	43
		4,797
MULTI-UTILITIES—3.3%
98,993	A2A SpA (Italy)	186
884,402	Centrica PLC (United Kingdom)	1,693
193,765	E.ON SE (Germany)	2,305
45,600	Sembcorp Industries Ltd. (Singapore)	153
169,100	YTL Power International Bhd. (Malaysia)	75
		4,412
OIL, GAS & CONSUMABLE FUELS—8.4%
250,300	ABM Investama Tbk. PT (Indonesia)	60
1,395,100	Adaro Energy Indonesia Tbk. PT (Indonesia)	225
16,384	Ampol Ltd. (Australia)	332
36,669	Awilco LNG AS (Norway)*	28
551,700	Baramulti Suksessarana Tbk. PT (Indonesia)	140
99,203	BP PLC ADR (United Kingdom)[1]	3,629

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
214,500	Bukit Asam Tbk. PT (Indonesia)	$34
55,295	Channel Infrastructure NZ Ltd. (New Zealand)	46
787	E1 Corp. (South Korea)	34
53,488	Eni SpA (Italy)	874
28,226	Golden Energy Mines Tbk. PT (Indonesia)	10
507,155	Horizon Oil Ltd. (Australia)	50
162,500	Lanna Resources PCL NVDR (Thailand)[1]	66
3,518	Lubelski Wegiel Bogdanka SA (Poland)	31
1,400	MEG Energy Corp. (Canada)*	28
78,747	New Hope Corp. Ltd. (Australia)	290
9,646	OKEA ASA (Norway)	33
1,254,000	PetroChina Co. Ltd. Class H (China)	819
577,000	Petron Corp. (Philippines)	33
136,800	PTT Exploration & Production PCL NVDR (Thailand)[1]	625
14,991	Repsol SA (Spain)	220
866,500	Resource Alam Indonesia Tbk PT (Indonesia)	22
97,542	Shell PLC (Netherlands)	3,143
80,800	United Tractors Tbk. PT (Indonesia)	128
83,223	Whitehaven Coal Ltd. (Australia)	392
		11,292
PAPER & FOREST PRODUCTS—0.1%
1,311	Midway Ltd. (Australia)*	1
21,100	Supremex, Inc. (Canada)	64
		65
PASSENGER AIRLINES—1.8%
103,975	Air Arabia PJSC (United Arab Emirates)	74
112,697	Air New Zealand Ltd. (New Zealand)	44
46,914	Deutsche Lufthansa AG (Germany)*	329
108,173	International Consolidated Airlines Group SA (United Kingdom)*	190
130,912	Qantas Airways Ltd. (Australia)*	410
316,400	Singapore Airlines Ltd. (Singapore)	1,413
		2,460
PERSONAL CARE PRODUCTS—0.1%
477	Interparfums SA (France)	23
1,100	Kobayashi Pharmaceutical Co. Ltd. (Japan)	45
		68
PHARMACEUTICALS—10.9%
21,427	Hikma Pharmaceuticals PLC (Jordan)	496
1,436	Ipsen SA (France)	170
31,700	Nippon Shinyaku Co. Ltd. (Japan)	1,286
13,303	Novartis AG (Switzerland)	1,245
53,904	Novo Nordisk AS Class B (Denmark)	5,201
15,500	Ono Pharmaceutical Co. Ltd. (Japan)	268
284	Orion OYJ Class A (Finland)	11
25,900	Otsuka Holdings Co. Ltd. (Japan)	871
13,785	Recordati Industria Chimica e Farmaceutica SpA (Italy)	638
7,148	Roche Holding AG (Switzerland)	1,842
2,660	Sandoz Group AG (Switzerland)*	69
19,000	Santen Pharmaceutical Co. Ltd. (Japan)	165
8,600	Sawai Group Holdings Co. Ltd. (Japan)	274
5,600	Seikagaku Corp. (Japan)	29
37,900	Shionogi & Co. Ltd. (Japan)	1,765
26,500	Sumitomo Pharma Co. Ltd. (Japan)	81
3,200	Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	127
274	Vetoquinol SA (France)	23
1,500	ZERIA Pharmaceutical Co. Ltd. (Japan)	20
		14,581
PROFESSIONAL SERVICES—3.5%
600	Abist Co. Ltd. (Japan)	12
613	Bertrandt AG (Germany)	30
3,529	Brunel International NV (Netherlands)	49
1,700	Career Design Center Co. Ltd. (Japan)	22

⬤

Harbor International Core Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
PROFESSIONAL SERVICES—Continued
1,800	Creek & River Co. Ltd. (Japan)	$23
5,300	en Japan, Inc. (Japan)	79
4,214	Experian PLC (United Kingdom)	128
1,745	Impellam Group PLC (United Kingdom)	13
1,100	JAC Recruitment Co. Ltd. (Japan)	18
2,600	Matching Service Japan Co. Ltd. (Japan)	20
2,400	MEITEC Group Holdings, Inc. (Japan)	42
989	Pagegroup PLC (United Kingdom)	4
32,700	Persol Holdings Co. Ltd. (Japan)	49
18,700	Recruit Holdings Co. Ltd. (Japan)	536
5,300	SIGMAXYZ Holdings, Inc. (Japan)	49
2,400	SMS Co. Ltd. (Japan)	38
8,500	Space Co. Ltd. (Japan)	51
3,412	SThree PLC (United Kingdom)	15
6,185	Wilmington PLC (United Kingdom)	25
26,555	Wolters Kluwer NV (Netherlands)	3,407
1,600	YAMADA Consulting Group Co. Ltd. (Japan)	17
		4,627
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
4,596,500	Agung Podomoro Land Tbk. PT (Indonesia)*	39
946	Almogim Holdings Ltd. (Israel)	1
292,649	Deyaar Development PJSC (United Arab Emirates)*	47
23,367	Emaar Development PJSC (United Arab Emirates)	40
107,325	Emaar Properties PJSC (United Arab Emirates)	196
116,681	Ever Reach Group Holdings Co. Ltd. (China)*	3
998	K Wah International Holdings Ltd. (Hong Kong)	—
1,077	Melcor Developments Ltd. (Canada)	9
20,963	Modern Land China Co. Ltd. (China)*	—
2,400	Propnex Ltd. (Singapore)	1
		336
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.8%
1,378	ChipMOS Technologies, Inc. ADR (Taiwan)[1]	35
2,400	Disco Corp. (Japan)	424
4,800	Japan Electronic Materials Corp. (Japan)	44
3,100	Megachips Corp. (Japan)	80
4,700	Mimasu Semiconductor Industry Co. Ltd. (Japan)	76
4,600	Optorun Co. Ltd. (Japan)	53
900	RS Technologies Co. Ltd. (Japan)	14
2,500	Sanken Electric Co. Ltd. (Japan)	124
3,400	SCREEN Holdings Co. Ltd. (Japan)	158
1,172	SUESS MicroTec SE (Germany)	20
900	Tera Probe, Inc. (Japan)	27
1,500	Tokyo Seimitsu Co. Ltd. (Japan)	70
		1,125
SOFTWARE—6.2%
2,388	Altium Ltd. (Australia)	60
14,454	Check Point Software Technologies Ltd. (Israel)*	1,940
8,560	Computer Modelling Group Ltd. (Canada)	57
14,600	Coveo Solutions, Inc. (Canada)*	102
3,500	Cybozu, Inc. (Japan)	44
1,100	Digital Arts, Inc. (Japan)	30
8,085	Enghouse Systems Ltd. (Canada)	190
3,700	Intelligent Wave, Inc. (Japan)	21
5,400	ISB Corp. (Japan)	51
5,370	Monday.com Ltd. (United States)*	698
600	NTT Data Intramart Corp. (Japan)	7
1,200	Oracle Corp. (Japan)	85
123,543	Sage Group PLC (United Kingdom)	1,460
23,407	SAP SE (Germany)	3,140
1,800	Soliton Systems KK (Japan)	13
13,642	Symbio Holdings Ltd. (Australia)	24
1,801	Telcoware Co. Ltd. (South Korea)	13
3,545	Text SA (Poland)	95
7,200	Trend Micro, Inc. (Japan)	271

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
1,400	WingArc1st, Inc. (Japan)	$25
		8,326
SPECIALTY RETAIL—3.3%
5,000	Adastria Co. Ltd. (Japan)	105
6,743	Autosports Group Ltd. (Australia)	11
441	Castro Model Ltd. (Israel)*	4
847	Delta Israel Brands Ltd. (Israel)	7
4,300	Fuji Corp. (Japan)	48
62,718	H & M Hennes & Mauritz AB Class B (Sweden)[3]	842
93,277	Industria de Diseno Textil SA (Spain)[3]	3,220
6,986	Naturhouse Health SAU (Spain)	11
152,900	Padini Holdings Bhd. (Malaysia)	127
70	Samse SACA (France)	12
		4,387
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.5%
30,700	Brother Industries Ltd. (Japan)	479
27,600	Konica Minolta, Inc. (Japan)*	77
2,258	Logitech International SA (Switzerland)	178
75,300	Ricoh Co. Ltd. (Japan)	610
44,800	Seiko Epson Corp. (Japan)	622
14,394	Tobii Dynavox AB (Sweden)*	43
1,100	Toshiba TEC Corp. (Japan)	24
6,000	Wacom Co. Ltd. (Japan)	21
		2,054
TEXTILES, APPAREL & LUXURY GOODS—4.8%
1,381	Bijou Brigitte AG (Germany)	51
1,779	Hermes International SCA (France)	3,319
12,252	Pandora AS (Denmark)	1,390
6,380	Swatch Group AG (Switzerland)	1,633
		6,393
TOBACCO—0.1%
652,400	Wismilak Inti Makmur Tbk. PT (Indonesia)	147
TRADING COMPANIES & DISTRIBUTORS—0.8%
60,000	APAC Resources Ltd. (Hong Kong)	8
2,000	Chori Co. Ltd. (Japan)	39
2,900	Gecoss Corp. (Japan)	18
5,800	Hanwa Co. Ltd. (Japan)	175
2,853	Howden Joinery Group PLC (United Kingdom)	22
2,349	Jacquet Metals SACA (France)	37
2,200	Kanaden Corp. (Japan)	22
800	Nanyo Corp. (Japan)	11
252,987	New Times Energy Corp. Ltd. (Hong Kong)*	3
900	Nice Corp. (Japan)	8
2,300	Parker Corp. (Japan)	12
34,095	Rexel SA (France)	696
1,700	Sugimoto & Co. Ltd. (Japan)	23
500	Tsubakimoto Kogyo Co. Ltd. (Japan)	17
		1,091
TRANSPORTATION INFRASTRUCTURE—0.0%
91,000	Qilu Expressway Co. Ltd. (China)	27
TOTAL COMMON STOCKS (Cost $133,718)		133,067

EXCHANGE-TRADED FUNDS—0.1%

(Cost $113)
CAPITAL MARKETS—0.1%
1,715	iShares MSCI EAFE ETF (United States)	115

⬤

Harbor International Core Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
PREFERRED STOCKS—0.1%
Shares		Value
AUTOMOBILE COMPONENTS—0.0%
6,114	Schaeffler AG (Germany)	$32
CHEMICALS—0.0%
611	FUCHS SE (Germany)	25
MACHINERY—0.1%
173	KSB SE & Co. KGaA (Germany)	96
TOTAL PREFERRED STOCKS (Cost $115)		153

SHORT-TERM INVESTMENTS—0.6%
(Cost $851)

851,263	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 5.360%)	851
TOTAL INVESTMENTS—100.0% (Cost $134,797)		134,186
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.0)%		(19)
TOTAL NET ASSETS—100%		$134,167

⬤

Harbor International Core Fund
PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2023 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$242	$—	$242
Europe	3,703	70,616	10	74,329
Middle East/Central Asia	3,172	821	—	3,993
North America	4,008	5,029	—	9,037
Pacific Basin	3,793	41,650	23	45,466
Exchange-Traded Funds
North America	115	—	—	115
Preferred Stocks
Europe	—	153	—	153
Short-Term Investments
Investment Company-Securities Lending Investment Fund	851	—	—	851
Total Investments in Securities	$15,642	$118,511	$33	$134,186
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Portfolios of Investments.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2023. Transfers into or out of Level 3, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred.
Valuation Description	Beginning Balance as of 11/01/2022 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3[h] (000s)	Ending Balance as of 10/31/2023 (000s)	Unrealized Gain/(Loss) as of 10/31/2023 (000s)
Common Stock	$—	$—	$—	$—	$—	$—	$33	$—	$33	$(4)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/23 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Danakali Ltd. (Australia)*	$23	Market Approach	Last Traded Price	AUD 0.41
Jaya Bersama Indo Tbk. PT (Indonesia)*	—	Market Approach	Estimated Recovery Value	IDR 0.00
Wilson ASA (Norway)*.	10	Market Approach	Last Traded Price	NOK 65.60
	$33

*
Non-income producing security
x
Fair valued in accordance with Harbor Funds' Valuation Procedures.
h
Transferred into Level 3 due to the unavailability of observable market data for pricing or transferred out of Level 3 due to availability of observable market data for pricing
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2023, the aggregate value of these securities was $1,036 or 1% of net assets.
3
All or a portion of this security was out of loan as of October 31, 2023.
AUD
Australian Dollar
IDR
Indonesian Rupiah
NOK
Norwegian Krone
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor International Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Baillie Gifford Overseas Limited
Management’s Discussion of
Fund Performance
MARKET REVIEW
Higher interest rates have continued to be a feature of the economic background in many developed markets, reflecting the determination of central banks to bring inflation down from elevated levels. The Bank of England and the European Central Bank have followed a broadly similar path to the Federal Reserve in the U.S. However, Japan has been notable in not following suit. Inflation is rising there, albeit from low levels, and interest rates have so far remained comparatively low, although the country has begun to make some changes to its Yield Curve Control policy to permit modestly higher market interest rates.
China’s economy has been slower to recover from pandemic-related restrictions than many had expected. One effect of this has been to soften demand for luxury businesses, which often sell their products within China, and which are also exposed to consumption by Chinese travelers overseas.
Value stocks have performed strongly relative to growth since the summer of 2023. This trend has been particularly evident in Japan, where the weaker Yen has boosted the fortunes of exporters. Some underperforming businesses in Japan have also benefited from a push by the Tokyo Stock Exchange to demonstrate better use of capital.
Though we are mindful of these macro influences, we endeavour not to be distracted by short-term considerations.  We prefer to approach portfolio construction by considering company fundamentals rather than macroeconomic issues. We aim to find good quality stocks that can produce above average earnings and that have the potential to outperform over the long term.
PERFORMANCE
Harbor International Growth Fund returned 5.41% (Retirement Class), 5.25% (Institutional Class), 5.03% (Administrative Class), and 4.90% (Investor Class) for the year ended October 31, 2023, while the MSCI All Country World Ex U.S. (ND) Index returned 12.07% during the same period.
The Fund underperformed in Developed Asia, Europe ex-U.K., and the U.K. but outperformed in Canada and Emerging Markets.
Where sectors are concerned, the main detractors included Health Care, Industrials, and Financials. Communication Services, Real Estate, and Utilities were among the sectors that contributed most positively to relative performance. At the end of October 2023, the Fund was most overweight in the Consumer Discretionary and Consumer Staples sectors, while the most underweight positions were in Financials and Materials.
The Fund’s regional and sectoral positions are outputs of our bottom-up investment process. Given this fundamental approach, it is particularly relevant to consider the individual company holdings that impacted performance. The largest individual detractors from performance included Olympus, Adyen, and Mettler Toledo. The main contributors during the period included Spotify, Games Workshop, and MercadoLibre.
Olympus of Japan is a healthcare business that specialises in the production of endoscopes. Although its results have been respectable, the company has been the subject of regulatory concern in the U.S. over instances of contamination linked to its endoscopes. We believe it is committed to investment over the next three years to address this. Adyen of the Netherlands is a payment processing business whose culture we admire. The company’s shares fell sharply towards the end of the period in response to a reported slowdown in growth and concerns over competition in the U.S. Growth continues to be robust, and the company continues to invest. We will continue to monitor the business, as with all the Fund’s holdings, but we remain supportive of management. Mettler Toledo is a Swiss-U.S. business which leads in

⬤

Harbor International Growth Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2023
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	10 Years
Harbor International Growth Fund
Retirement Class[1]	5.41%	2.09%	2.24%
Institutional Class	5.25	2.00	2.18
Administrative Class	5.03	1.76	1.91
Investor Class	4.90	1.64	1.81
Comparative Index
MSCI All Country World Ex. U.S. (ND) Index	12.07%	3.46%	2.54%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.77% (Net) and 0.83% (Gross) (Retirement Class); 0.85% (Net) and 0.91% (Gross) (Institutional Class); 1.10% (Net) and 1.16% (Gross) (Administrative Class); and 1.21% (Net) and 1.27% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2024. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
the manufacture of weighing and measuring equipment. Its Chinese business has been negatively affected by uncertain business conditions in China but we continue to believe that Mettler Toledo is a company whose potential remains underappreciated by the market.
Spotify of Sweden, which provides music streaming services, has seen strong user and top line growth. We are encouraged by the company’s progress in managing costs, with the focus of management increasingly on improving profitability. Games Workshop, listed in the U.K., produces fantasy miniatures and games, and operates the Warhammer franchise. The company has reported strong revenues and profits, demonstrating the strong pricing power we believe it possesses. Its addressable market is extending beyond the U.K. to the U.S. and the Far East. MercadoLibre is Latin America’s leading ecommerce and fintech business. We have been impressed by its progress, seen especially during the year in its insurance business.
OUTLOOK & STRATEGY
Macroeconomic and geopolitical headwinds have continued to be a feature of the past year. Our focus remains on identifying well managed, good quality companies whose earnings have the potential, in our view, to grow strongly over the long term. This is the investment approach we have followed with our clients over many years. We remain positive that the Fund will be rewarded through the share prices of the companies in which it invests.

1 Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Baillie Gifford Overseas Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

REGION BREAKDOWN (% of investments) - Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2023, there was no foreign currency denomination comprised more than 25% of the Fund’s net assets.
PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—100.6%
Shares		Value
AIR FREIGHT & LOGISTICS—1.0%
18,476	DSV AS (Denmark)	$2,761
AUTOMOBILE COMPONENTS—0.8%
160,860	Denso Corp. (Japan)	2,375
BANKS—4.7%
339,919	HDFC Bank Ltd. (India)	6,025
382,607	United Overseas Bank Ltd. (Singapore)	7,547
		13,572
BEVERAGES—4.2%
82,040	Anheuser-Busch InBev SA (Belgium)	4,668
32,622	Remy Cointreau SA (France)	3,707
301,130	United Spirits Ltd. (India)*	3,728
		12,103
BIOTECHNOLOGY—0.7%
145,643	BeiGene Ltd. (China)*	2,091
BROADLINE RETAIL—6.8%
429,636	Alibaba Group Holding Ltd. (China)*	4,423
117,038	Coupang, Inc. Class A (South Korea)*	1,990
5,407	MercadoLibre, Inc. (Brazil)*	6,709
238,786	Prosus NV (China)*	6,694
		19,816

COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—2.1%
285,198	Hargreaves Lansdown PLC (United Kingdom)	$2,456
100,900	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	3,530
		5,986
CHEMICALS—2.7%
27,048	Air Liquide SA (France)	4,635
469,600	Nippon Paint Holdings Co. Ltd. (Japan)	3,157
		7,792
CONSUMER STAPLES DISTRIBUTION & RETAIL—6.2%
37,800	Cosmos Pharmaceutical Corp. (Japan)	3,934
218,057	Jeronimo Martins SGPS SA (Portugal)	5,027
923,487	Raia Drogasil SA (Brazil)	4,726
31,420	Sugi Holdings Co. Ltd. (Japan)	1,272
825,655	Wal-Mart de Mexico SAB de CV (Mexico)	2,958
		17,917
ELECTRICAL EQUIPMENT—1.6%
94,400	Contemporary Amperex Technology Co. Ltd. Class A (China)	2,397
56,980	NIDEC Corp. (Japan)	2,090
		4,487
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.9%
10,040	Keyence Corp. (Japan)	3,886

⬤

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
260,880	Murata Manufacturing Co. Ltd. (Japan)	$4,469
		8,355
ENTERTAINMENT—1.8%
23,463	Spotify Technology SA (United States)*	3,866
47,102	Ubisoft Entertainment SA (France)*	1,343
		5,209
FINANCIAL SERVICES—5.3%
3,426	Adyen NV (Netherlands)*,1	2,311
45,294	EXOR NV (Netherlands)	3,887
313,377	Investor AB Class B (Sweden)	5,753
143,111	Jio Financial Services Ltd. (India)*	375
381,573	Wise PLC Class A (United Kingdom)*	3,101
		15,427
GROUND TRANSPORTATION—1.3%
53,631	Canadian Pacific Kansas City Ltd. (Canada)	3,808
HEALTH CARE EQUIPMENT & SUPPLIES—3.7%
13,156	Cochlear Ltd. (Australia)	2,017
360,380	Olympus Corp. (Japan)	4,813
78,040	Sysmex Corp. (Japan)	3,738
		10,568
HOTELS, RESTAURANTS & LEISURE—1.5%
53,249	MakeMyTrip Ltd. (India)*	2,062
707,208	Trainline PLC (United Kingdom)*,1	2,236
		4,298
HOUSEHOLD PRODUCTS—1.3%
109,800	Unicharm Corp. (Japan)	3,731
INSURANCE—2.8%
574,760	AIA Group Ltd. (Hong Kong)	4,991
636,600	Ping An Insurance Group Co. of China Ltd. Class H (China)	3,229
		8,220
INTERACTIVE MEDIA & SERVICES—5.1%
823,730	Auto Trader Group PLC (United Kingdom)[1]	6,231
164,698	Baidu, Inc. Class A (China)*	2,162
791,400	LY Corp. (Japan)	2,018
750,712	Rightmove PLC (United Kingdom)	4,329
		14,740
IT SERVICES—1.7%
101,127	Shopify, Inc. Class A (Canada)*	4,772
LEISURE PRODUCTS—2.6%
34,147	Games Workshop Group PLC (United Kingdom)	4,105
24,180	Shimano, Inc. (Japan)	3,480
		7,585
LIFE SCIENCES TOOLS & SERVICES—2.5%
5,951	Lonza Group AG (Switzerland)	2,084
5,287	Mettler-Toledo International, Inc. (United States)*	5,209
		7,293
MACHINERY—8.5%
573,211	Atlas Copco AB Class A (Sweden)	7,422
261,040	Epiroc AB Class B (Sweden)	3,625
11,780	SMC Corp. (Japan)	5,440

COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
468,300	Techtronic Industries Co. Ltd. (Hong Kong)	$4,275
188,296	Weir Group PLC (United Kingdom)	3,911
		24,673
OIL, GAS & CONSUMABLE FUELS—1.3%
135,875	Reliance Industries Ltd. (India)	3,738
PERSONAL CARE PRODUCTS—2.3%
39,140	Kao Corp. (Japan)	1,428
164,720	Shiseido Co. Ltd. (Japan)	5,224
		6,652
PROFESSIONAL SERVICES—3.4%
157,436	Experian PLC (United Kingdom)	4,776
53,372	Intertek Group PLC (United Kingdom)	2,486
94,100	Recruit Holdings Co. Ltd. (Japan)	2,698
		9,960
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.5%
12,949	ASML Holding NV (Netherlands)*	7,784
9,344	SOITEC (France)*	1,395
138,725	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[2]	11,973
26,600	Tokyo Electron Ltd. (Japan)	3,515
		24,667
SOFTWARE—3.3%
41,105	Nemetschek SE (Germany)	3,072
32,217	Topicus.com, Inc. (Netherlands)*	2,121
65,588	Xero Ltd. (New Zealand)*	4,484
		9,677
SPECIALTY RETAIL—0.4%
176,680	Auto1 Group SE (Germany)*,1	1,040
TEXTILES, APPAREL & LUXURY GOODS—7.0%
16,747	adidas AG (Germany)	2,978
127,630	Burberry Group PLC (United Kingdom)	2,630
47,733	Cie Financiere Richemont SA Class A (Switzerland)	5,631
6,173	Kering SA (France)	2,511
448,400	Li Ning Co. Ltd. (China)	1,374
7,366	LVMH Moet Hennessy Louis Vuitton SE (France)	5,274
		20,398
TRADING COMPANIES & DISTRIBUTORS—2.6%
65,478	Ashtead Group PLC (United Kingdom)	3,755
30,048	IMCD NV (Netherlands)	3,618
		7,373
TOTAL COMMON STOCKS (Cost $264,208)		291,084

PREFERRED STOCKS—1.5%

(Cost $1,795)
LIFE SCIENCES TOOLS & SERVICES—1.5%
17,401	Sartorius AG (Germany)	4,361
TOTAL INVESTMENTS—102.1% (Cost $266,003)		295,445
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.1)%		(5,980)
TOTAL NET ASSETS—100%		$289,465

⬤

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2023 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$2,121	$120,541	$—	$122,662
Latin America	14,393	—	—	14,393
Middle East/Central Asia	4,427	13,492	—	17,919
North America	17,655	—	—	17,655
Pacific Basin	11,973	106,482	—	118,455
Preferred Stocks
Europe	—	4,361	—	4,361
Total Investments in Securities	$50,569	$244,876	$—	$295,445
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2023, the aggregate value of these securities was $11,818 or 4% of net assets.
2
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor International Small Cap Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Cedar Street Asset Management LLC
Management’s Discussion of
Fund Performance
MARKET REVIEW
During the fiscal year ended October 31, 2023, financial markets once again experienced significant volatility. Government bond yields in the U.S. and many developed countries rose to their highest levels in over a decade. In addition, non-U.S. developed market equities broadly outperformed U.S. equities as the MSCI EAFE Index’s 11.3% gain outperformed the S&P 500 Index’s 8.3% return. Similarly, the MSCI EAFE Small Cap Index’s 3.7% gain handily outperformed the Russell 2000 Index’s decline of -10%. Given persistent commentary in the financial press about the “Magnificent Seven” (the seven dominant tech platform stocks: Apple, Alphabet, Amazon, Meta, Microsoft, Nvidia, Tesla) as a “safe” haven and the U.S. economy’s persistent growth relative to weaker Europe and Japan, U.S. equity market underperformance during the period is likely surprising to many, in our view.
It is often difficult to pinpoint precise causes for equity market performance, but we believe the U.S. dollar’s (“USD”) 4% decline during the period likely contributed to non-U.S. equity outperformance. We would also point out that non-U.S. equities are trading at a significant discount to U.S. equities. The MSCI EAFE Index trades at 11.8x P/E and 1.56x P/B multiples with a 3.45% dividend yield. The S&P 500 Index trades at 19.1x P/E and 4.0x P/B multiples with a 1.65% dividend yield. Valuation on its own is often not enough to drive investment behavior, in our view, but when valuation is considered in the context of opportunity cost, we believe it can impact investor behavior.
With 10-year U.S. Treasury bonds yielding 4.93% on October 31, 2023, investors are able to buy a risk-free asset with a more compelling yield, in our view, than the 1.65% offered by the S&P 500. In theory, an asset with relatively higher risk, such as the securities comprising the S&P 500, should have to offer investors a higher rate of return to compensate for the greater risk. Historically, the majority of the S&P 500’s returns have been generated by dividends, not capital appreciation. In the aftermath of the pandemic, when 10-year Treasury yields were around 0.5%, investors likely viewed investing in U.S. equities as their best option. Today, in uncertain times, we believe there appear to be plenty of alternatives that offer better yields and greater margins of safety than U.S. equities.
Non-U.S. developed market small caps were also impacted by elevated bond yields. At the sector level, the top performing sectors, Financials and Consumer Staples, are often favored during a rising rate environment. Financials tend to benefit, at least in theory, from improved spreads as rates rise. Consumer Staples, meanwhile, are often highly sought after during inflationary periods because their products typically have inelastic demand and prices are easily passed on to customers. Meanwhile, Real Estate was the worst performing sector as rising rates will likely have a significant impact on affordability, in our view.
One unexpected dynamic during the period was the significant outperformance of the larger cap segment (companies with market capitalization of greater than $5 billion) of the MSCI EAFE Small Cap Index. Although this segment makes up only approximately 10% of the index, it contributed more than half of the index’s return for the year. Meanwhile, the segment of companies with less than $2 billion market cap generated a loss for the index. Consistent with the rising interest rate environment, we believe larger cap companies within the small cap universe, benefitted from liquidity and size factor dynamics during the year.
PERFORMANCE
Harbor International Small Cap Fund returned 3.47% (Retirement Class), 3.33% (Institutional Class), 3.21% (Administrative Class), and 2.98% (Investor Class), while the MSCI EAFE Small Cap (ND) Index returned 6.47% during the same period.
The negative relative performance was primarily driven by the macroeconomic environment described above that favored factor exposure to deep value, high dividend, high leverage, and larger market capitalization companies. Although the Fund maintains a strong valuation discipline, it also tends to maintain higher quality attributes and a smaller market capitalization focus. Our analysis indicates that more than half of the benchmark’s return during the period was driven by the 10% of companies with market capitalization greater than $5 billion.
On a relative basis, poor stock selection in Japan (where the size and quality factor dynamics described above manifested themselves, in our view) was the predominant detractor to Fund performance. However, good stock selection in Belgium and France somewhat offset negative effects in Japan.
During the period under review, from a sector perspective, the main detractors to Fund performance were stock selection in Financials and Technology sectors, offset somewhat by positive stock selection in Energy and allocation effects in Real Estate. The Fund has not allocated to Real Estate for some time now due to our continued belief that the sector will face challenges in a rising interest rate environment, combined with our inability to identify favorable risk-reward opportunities that suit the Fund.
The Fund’s top contributors are broadly diversified across countries and sectors, including Energy, Consumer

⬤

Harbor International Small Cap Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2016 through 10/31/2023
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE Small Cap (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor International Small Cap Fund
Retirement Class[1]	3.47%	4.33%	6.00%
Institutional Class[1]	3.33	4.25	5.92
Administrative Class[1]	3.21	4.00	5.66
Investor Class[1]	2.98	3.85	5.53
Comparative Index
MSCI EAFE Small Cap (ND) Index[1]	6.47%	1.58%	4.54%
As stated in the Fund’s prospectus dated June 1, 2023, the expense ratios were 0.85% (Net) and 1.11% (Gross) (Retirement Class); 0.93% (Net) and 1.19% (Gross) (Institutional Class); 1.18% (Net) and 1.44% (Gross) (Administrative Class); and 1.29% (Net) and 1.55% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 05/31/2024. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Discretionary, Technology, and Health Care names in Europe and Asia. Technip Energies uses its engineering prowess to help companies with complex projects in energy transition. Meanwhile, XFAB Silicon Foundries and Aryzta both entered the Fund as special situations, but we believe they are now beginning to resonate. Interestingly, both are outsourced providers of, in our view, essential products: semiconductors for automobiles and baked goods, respectively.
Meanwhile, the Fund’s top detractors include companies experiencing painful industry transitions that, we believe, need time to play out. Anritsu provides test equipment for mobile communications networks and the 5G wireless transition has not played out the way management had hoped, in our view. TomTom and Transcontinental are two businesses that are using strong cash flows from declining legacy businesses to fund new, fast-growing businesses, but these transitions tend to take time to play out and can be more nuanced from a financial metrics perspective than companies that are not going through similar transitions.
As always, country and sector allocations continue to be driven by company-specific factors and we have not significantly modified our exposures.
OUTLOOK & STRATEGY
In our view, macroeconomic uncertainty is likely to continue to drive interest rate volatility as financial markets attempt to adjust to an environment of “higher for longer” rates. Bond yields in the U.S. and many of the Fund’s key markets have not been this high in over a decade.
With persistently tighter monetary conditions (i.e., “higher for longer”), we continue to believe that companies with the combination of good underlying businesses, limited balance sheet leverage, and compelling valuations are likely to outperform.
In addition, we expect some level of mean reversion between the USD and other major currencies in the months/quarters ahead as the current dynamic appears to be unsustainable from a current account perspective. As such, we also believe that non-U.S. equities could see a benefit from currency translation.
In our view, given current market conditions, investors with the ability to deploy USD are in a seemingly favorable position to benefit two ways in the current environment: buying cheaper assets and doing so with the increased purchasing power of the USD. During the period, deep value, larger cap, and highly levered segments of non-U.S. equities outperformed smaller, better-quality segments as many factor-based and quantitative investors sought exposure to factors which are perceived to benefit from recent interest date dynamics, in our view. We believe these top-down approaches are rarely sustained as company fundamentals tend to reassert themselves, especially in a market environment with heightened interest rate volatility. In addition, after more than two years of sustained underperformance, we believe the contrarian opportunity in non-U.S, developed market small caps is improving.

1 The “Life of Fund” return as shown reflects the period 02/01/2016 (commencement of operations) through 10/31/2023.
This report contains the current opinions of Cedar Street Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor International Small Cap Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

REGION BREAKDOWN (% of investments) - Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2023, 28.80% of the Fund’s investments were denominated in Euros and 25.27% were denominated in Japanese Yen. No other foreign currency denomination comprised more than 25% of the Fund’s net assets.
PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—97.0%
Shares		Value
AIR FREIGHT & LOGISTICS—3.0%
176,077	Sankyu, Inc. (Japan)	$5,302
13,969,817	Singapore Post Ltd. (Singapore)	4,588
		9,890
AUTOMOBILE COMPONENTS—1.0%
2,560,730	Johnson Electric Holdings Ltd. (Hong Kong)	3,177
BANKS—1.3%
2,383,787	Virgin Money U.K. PLC (United Kingdom)	4,331
BEVERAGES—1.7%
429,166	AG Barr PLC (United Kingdom)	2,565
1,745,278	C&C Group PLC (Ireland)	2,957
		5,522
BUILDING PRODUCTS—2.1%
1,430,909	Genuit Group PLC (United Kingdom)	4,617
1,026,699	Reliance Worldwide Corp. Ltd. (United States)	2,288
		6,905
CAPITAL MARKETS—1.8%
3,062,018	TP ICAP Group PLC (United Kingdom)	5,863
CHEMICALS—1.9%
88,147	Neo Performance Materials, Inc. (Canada)	435

COMMON STOCKS—Continued
Shares		Value
CHEMICALS—Continued
339,185	Victrex PLC (United Kingdom)	$5,683
		6,118
COMMERCIAL SERVICES & SUPPLIES—5.2%
391,502	ISS AS (Denmark)	5,666
210,539	Loomis AB Class B (Sweden)	5,469
3,533,646	Serco Group PLC (United Kingdom)	6,140
		17,275
CONSTRUCTION & ENGINEERING—1.9%
486,358	Raito Kogyo Co. Ltd. (Japan)	6,295
CONSUMER FINANCE—1.7%
83,369	Cembra Money Bank AG (Switzerland)	5,748
CONSUMER STAPLES DISTRIBUTION & RETAIL—1.7%
489,358	Qol Holdings Co. Ltd. (Japan)	5,649
CONTAINERS & PACKAGING—5.0%
507,648	Fuji Seal International, Inc. (Japan)	5,655
189,354	Huhtamaki Oyj (Finland)	6,509
593,681	Transcontinental, Inc. Class A (Canada)	4,371
		16,535
DISTRIBUTORS—5.1%
1,352,089	Bapcor Ltd. (Australia)	4,602

⬤

Harbor International Small Cap Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
DISTRIBUTORS—Continued
708,952	Inchcape PLC (United Kingdom)	$5,748
196,848	PALTAC Corp. (Japan)	6,381
		16,731
ELECTRICAL EQUIPMENT—1.3%
131,146	Mersen SA (France)	4,354
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—7.0%
486,699	Anritsu Corp. (Japan)	3,623
10,068	AT&S Austria Technologie & Systemtechnik AG (Austria)	253
81,912	Landis & Gyr Group AG (Switzerland)	6,077
398,767	Optex Group Co. Ltd. (Japan)	4,483
456,653	Topcon Corp. (Japan)	4,164
517,370	Venture Corp. Ltd. (Singapore)	4,417
		23,017
FINANCIAL SERVICES—1.5%
957,422	Illimity Bank SpA (Italy)	4,880
FOOD PRODUCTS—7.9%
147,215	Ariake Japan Co. Ltd. (Japan)	4,656
3,342,292	Aryzta AG (Switzerland)*	6,126
506,943	AustAsia Group Ltd. (China)*	106
1,198,451	Elders Ltd. (Australia)	4,522
343,867	Glanbia PLC (Ireland)	5,416
149,205	Morinaga & Co. Ltd. (Japan)	5,381
		26,207
GAS UTILITIES—1.9%
288,203	Rubis SCA (France)	6,275
GROUND TRANSPORTATION—1.4%
1,115,063	Redde Northgate PLC (United Kingdom)	4,561
HEALTH CARE EQUIPMENT & SUPPLIES—5.5%
313,504	Ansell Ltd. (Australia)	4,236
1,671,038	Arjo AB Class B (Sweden)	5,588
478,017	Eiken Chemical Co. Ltd. (Japan)	4,715
127,320	Jeol Ltd. (Japan)	3,595
		18,134
HEALTH CARE PROVIDERS & SERVICES—1.9%
364,667	Fagron (Belgium)	6,409
HOTELS, RESTAURANTS & LEISURE—2.7%
401,539	Resorttrust, Inc. (Japan)	5,778
867,862	Round One Corp. (Japan)	3,148
		8,926
INDUSTRIAL CONGLOMERATES—0.2%
29,494	Indus Holding AG (Germany)	574
INSURANCE—5.5%
158,671	ASR Nederland NV (Netherlands)	5,922
418,156	Coface SA (France)	5,045

COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
1,283,388	Direct Line Insurance Group PLC (United Kingdom)*	$2,366
2,243,858	Mapfre SA (Spain)	4,664
		17,997
IT SERVICES—1.7%
264,090	TietoEVRY OYJ (Finland)	5,541
LEISURE PRODUCTS—1.7%
240,089	Spin Master Corp. (Canada)[1]	5,739
MACHINERY—8.6%
210,803	Construcciones y Auxiliar de Ferrocarriles SA (Spain)	6,297
725,147	Husqvarna AB Class B (Sweden)	4,699
470,526	METAWATER Co. Ltd. (Japan)	5,932
877,956	Morgan Advanced Materials PLC (United Kingdom)	2,405
237,540	Nabtesco Corp. (Japan)	4,207
274,482	Norma Group SE (Germany)	4,843
		28,383
MEDIA—4.1%
811,225	Atresmedia Corp. de Medios de Comunicacion SA (Spain)	3,040
203,266	Criteo SA ADR (France)*,2	5,746
138,838	RTL Group SA (Luxembourg)	4,856
		13,642
PERSONAL CARE PRODUCTS—1.6%
703,653	Ontex Group NV (Belgium)*	5,149
PROFESSIONAL SERVICES—1.5%
286,604	Tinexta Spa (Italy)	4,939
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
567,842	X-FAB Silicon Foundries SE (Belgium)*,1	5,141
SOFTWARE—2.8%
422,140	Computer Engineering & Consulting Ltd. (Japan)	4,356
806,347	TomTom NV (Netherlands)*	4,831
		9,187
TEXTILES, APPAREL & LUXURY GOODS—1.6%
6,534,562	Coats Group PLC (United Kingdom)	5,370
TRADING COMPANIES & DISTRIBUTORS—1.6%
874,857	BOC Aviation Ltd. (China)[1]	5,380
TOTAL COMMON STOCKS (Cost $359,511)		319,844
TOTAL INVESTMENTS—97.0% (Cost $359,511)		319,844
CASH AND OTHER ASSETS, LESS LIABILITIES—3.0%		9,834
TOTAL NET ASSETS—100%		$329,678

⬤

Harbor International Small Cap Fund
PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2023 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$7,127	$185,536	$—	$192,663
North America	10,545	2,288	—	12,833
Pacific Basin	—	114,348	—	114,348
Total Investments in Securities	$17,672	$302,172	$—	$319,844
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2023, the aggregate value of these securities was $16,260 or 5% of net assets.
2
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Aristotle Capital Management, LLC
Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equity markets and the economy have been remarkably resilient during the last year in the face of multiple headwinds including a regional banking crisis, the highest interest rates in recent memory and large-scale labor strikes across industries.  For the one-year period that ended October 31, 2023, the S&P 500 Index returned 10.60%, though the breadth of performance was limited with 80.52% of the period’s return attributed to 6 of the “Magnificent 7” stocks largely in the Communication Services and Information Technology sectors.  In terms of style, growth-oriented stocks outperformed on a relative basis with the Russell 1000 Growth Index beating its value counterpart by over 19.95% during the period.
Rising interest rates and their effects on markets and the economy were a headwind during the year. In January 2023, the average year-end forecast from seven major banks for the yield on the 10-year U.S. Treasury note was 3.61%. As the Federal Reserve (“Fed”) continued an interest rate hiking cycle to reduce inflation expectations, yields rose across the U.S. Treasury yield curve with shorter-term maturities selling off more than longer maturities until long-dated bonds fell sharply in the last two months of the period with the 10-year yield at 4.88% by the end of October. An inverted yield curve was one of the contributing factors to the depositor exodus at the heart of the regional banking crisis in March, which ultimately prompted the closure of Silicon Valley Bank, Signature Bank and First Republic Bank. While the road has been bumpy, the Fed’s campaign against inflation has borne fruit over the last year, as the U.S. Consumer Price Index (“CPI”) declined from 7.7% year-over-year in October 2022 to 3.7% in September 2023 with the ultimate target of 2%.
Many U.S. economic indicators were positive during the period, with the U.S. gross domestic product annual growth rate rising each quarter to end at 2.9% year-over-year in September 2023 despite prior forecasts of a potential recession starting in the third quarter. Employment remained a bright spot, as the unemployment rate was range-bound between 3.4% and 3.8% although the August and September readings printed at the higher end of the range at 3.8%. Non-farm payrolls reflected this strength as new jobs were added in each of the last twelve months with the second largest print in September at 336,000. Labor strikes were a factor during the period, with more days of idleness from work stoppages involving 1,000 or more workers in 2023 than in the last 20 years according to the U.S Bureau of Labor Statistics.
PERFORMANCE
Harbor Large Cap Value Fund returned 3.12% (Retirement Class), 3.06% (Institutional Class), 2.74% (Administrative Class), and 2.60% (Investor Class) for the year ended October 31, 2023, outperforming the 0.13% return of the Russell 1000® Value Index (the “Index”).
The Fund’s outperformance relative to the Index can be attributed to both security selection and sector allocation.  Security selection in the Information Technology and Consumer Discretionary sectors, as well as an overweight to the Information Technology sector, contributed the most to relative performance.  Conversely, an underweight to the Communication Services sector, as well as security selection in the Materials and Financials sectors, detracted the most from relative performance.
Software company, Microsoft, was the top contributor to relative return during the period. Microsoft has been a beneficiary of the market’s excitement for Generative AI in 2023. In our view, Microsoft has been well-positioned to benefit from a number of longer-term secular trends, and this is just the most recent example. The company is focused on integrating Generative AI capabilities across its offerings, including the recently unveiled Copilot suite of products. Furthermore, we believe momentum from Generative AI should reaccelerate growth in Microsoft’s Azure business, as new offerings generate additional end-user workloads. While not one of our initial catalysts for investing in Microsoft, we believe this is an example of a by-product of investing in quality businesses. Microsoft continues to execute well across its businesses

⬤

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2023
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000®Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	10 Years
Harbor Large Cap Value Fund
Retirement Class[1]	3.12%	9.35%	9.99%
Institutional Class	3.06	9.27	9.93
Administrative Class	2.74	8.98	9.63
Investor Class	2.60	8.86	9.52
Comparative Index
Russell 1000®Value Index	0.13%	6.60%	7.60%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.61% (Net) and 0.64% (Gross) (Retirement Class); 0.69% (Net) and 0.72% (Gross) (Institutional Class); 0.94% (Net) and 0.97% (Gross) (Administrative Class); and 1.05% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2024. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
while benefiting from the acceleration of businesses’ digital transformation. We continue to believe Microsoft’s combination of size, profitability and growth to be incredibly rare.
Corteva Agriscience, one of the world’s largest seed and crop protection companies, was the largest detractor for the period. While the company was a top contributor in 2022, the destocking of inventory built up during COVID weighed on company shares in the past year. While short-term changes in commodity prices may impact the share price, as long-term investors, we do not attempt to predict these movements. Instead, we remain focused on the fundamentals of what we believe to be a quality business, with a respected brand and strong patented seed and crop protection solutions for farmers. We believe the company’s ongoing mix shift to higher-margin, premium products, a catalyst we previously identified, will continue to aid both sales and profit growth.
OUTLOOK & STRATEGY
Rather than attempting to predict short-term market dynamics, at Aristotle Capital, we stay focused on understanding company fundamentals while carefully monitoring the long-term evolution of our portfolio of holdings. Our approach to understanding individual businesses reveals more insightful conclusions than would undue time spent concentrating on ever-changing and often unclear macroeconomic signals. While we strive to remain macro aware, our goal instead is to invest in businesses which are run by what we believe are capable and proven management teams that have the skill to navigate changing factors such as inflation, interest rates and government policy. We also analyze how such factors could alter the fundamentals of a business and whether those impacts are long term in nature.
We aim to find companies that we believe have high-quality characteristics that can succeed over full market cycles. It is our belief that a disciplined, research-oriented approach to finding great companies, as well as a consistent, well-executed portfolio management process, is how we can add the most value for our clients.

1 Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Aristotle Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—97.3%
Shares		Value
AEROSPACE & DEFENSE—2.3%
158,000	General Dynamics Corp.	$38,127
AUTOMOBILE COMPONENTS—1.9%
2,156,000	Cie Generale des Etablissements Michelin SCA ADR (France)[1]	31,866
BANKS—7.8%
375,000	Commerce Bancshares, Inc.	16,448
278,000	Cullen/Frost Bankers, Inc.	25,295
3,235,000	Mitsubishi UFJ Financial Group, Inc. ADR (Japan)[1]	27,174
247,000	PNC Financial Services Group, Inc.	28,274
1,065,000	U.S. Bancorp	33,952
		131,143
BEVERAGES—4.3%
689,000	Coca-Cola Co.	38,922
143,000	Constellation Brands, Inc. Class A	33,483
		72,405
BIOTECHNOLOGY—2.6%
171,000	Amgen, Inc.	43,725
CAPITAL MARKETS—5.0%
153,000	Ameriprise Financial, Inc.	48,129
383,000	Blackstone, Inc.	35,370
		83,499
CHEMICALS—7.5%
1,097,000	Corteva, Inc.	52,810
221,000	Ecolab, Inc.	37,070
404,000	RPM International, Inc.	36,873
		126,753
COMMERCIAL SERVICES & SUPPLIES—0.2%
60,000	Veralto Corp. *	4,140
CONSTRUCTION MATERIALS—3.0%
125,000	Martin Marietta Materials, Inc.	51,118
CONSUMER FINANCE—2.3%
387,000	Capital One Financial Corp.	39,199
CONSUMER STAPLES DISTRIBUTION & RETAIL—1.9%
481,000	Sysco Corp.	31,982
ELECTRIC UTILITIES—2.2%
626,000	Xcel Energy, Inc.	37,103

COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.1%
92,000	Teledyne Technologies, Inc. *	$34,462
GAS UTILITIES—2.5%
383,000	Atmos Energy Corp.	41,234
HEALTH CARE EQUIPMENT & SUPPLIES—3.8%
511,000	Alcon, Inc. (Switzerland)	36,444
380,000	Medtronic PLC	26,813
		63,257
HOUSEHOLD DURABLES—5.4%
458,000	Lennar Corp. Class A	48,859
7,126	Lennar Corp. Class B	703
494,000	Sony Group Corp. ADR (Japan)[1]	41,027
		90,589
HOUSEHOLD PRODUCTS—2.2%
252,000	Procter & Gamble Co.	37,808
INDUSTRIAL CONGLOMERATES—2.3%
209,000	Honeywell International, Inc.	38,301
LIFE SCIENCES TOOLS & SERVICES—2.2%
196,000	Danaher Corp.	37,636
MACHINERY—7.0%
282,000	Oshkosh Corp.	24,740
152,000	Parker-Hannifin Corp.	56,074
391,000	Xylem, Inc.	36,574
		117,388
OIL, GAS & CONSUMABLE FUELS—4.7%
1,544,000	Coterra Energy, Inc.	42,460
322,000	Phillips 66	36,731
		79,191
PHARMACEUTICALS—2.5%
410,000	Merck & Co., Inc.	42,107
RESIDENTIAL REITS—1.9%
480,000	Equity LifeStyle Properties, Inc.	31,584
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.9%
639,000	Microchip Technology, Inc.	45,554
341,000	QUALCOMM, Inc.	37,166
		82,720

⬤

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—13.3%
117,000	Adobe, Inc. *	$62,251
165,000	ANSYS, Inc. *	45,913
195,000	Autodesk, Inc. *	38,538
230,000	Microsoft Corp.	77,765
		224,467
SPECIALIZED REITS—1.5%
277,000	Crown Castle, Inc.	25,755
TOTAL COMMON STOCKS (Cost $1,211,099)		1,637,559
TOTAL INVESTMENTS—97.3% (Cost $1,211,099)		1,637,559
CASH AND OTHER ASSETS, LESS LIABILITIES—2.7%		45,513
TOTAL NET ASSETS—100%		$1,683,072

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Mid Cap Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
EARNEST Partners, LLC
Management’s Discussion of
Fund Performance
MARKET REVIEW
The U.S. equity markets, represented by the S&P 500® Index posted a 10.2% return during the 12-months ending October 31, 2023.  The performance of the U.S. mid cap market, represented by the Russell Midcap® Index, lagged large cap stock, and declined 1% during the period.
The broad rally in global equity markets stalled after a strong first half of the year as investors began to focus on long-term economic growth prospects and the posture of the Federal Reserve (the “Fed”) in its fight against inflation.  Energy emerged as the star performer during the quarter, gaining momentum as travel demand continued to remain strong and several OPEC countries extended supply restrictions through the end of next year.  Rate-sensitive industries such as Consumer Discretionary, Real Estate, and Utilities, encountered headwinds in the wake of the Fed’s persistent commitment to maintaining higher interest rates for an extended period.  These businesses typically hold lots of debt on their balance sheets which means that they may face higher financing costs.  Additionally, Utilities and REITs are often viewed as bond-proxies by many investors and are competing for investors’ capital with government securities that are offering over 5% annualized rates.  Many of the stocks within the tech-heavy NASDAQ 100 (Amazon and Tesla are both within Consumer Discretionary) saw a pullback after the index gained over 40% during the first half of the year on the back of optimism surrounding artificial intelligence and related industries. The Fed continued to play a central role in the financial landscape, although investors have shifted their focus to metrics beyond the Consumer Price Index (the “CPI”), which has been steadily declining.  Following CPI readings of 3.0% in June, 3.2% in July and 3.7% in August, the Fed hiked rates by an additional 25 bps to the range of 5.25% to 5.5%, underlining the central bank’s continued commitment to managing inflation, while also asserting that the economy was strong enough to support further rate increases.  In September, the Fed paused, although the board was split on whether it was going to hike again through the end of the year.  The central bank is projecting a Fed Funds Rate of 5.1% by the end of 2024 and 3.9% by the end of 2025.
PERFORMANCE
Harbor Mid Cap Fund returned -0.46% (Retirement Class), -0.56% (Institutional Class), and -0.86% (Investor Class) in the year ended October 31, 2023, outperforming the Russell Midcap® Index (the “Index”), which returned -1.01% during the same period.
The Fund performed in-line against the Index during the period. Positive stock selection was a contributor to the relative results. Contributing to performance was Packaging Corporation of America. Headquartered in Lake Forest, Illinois, Packaging Corporation of America is one of the largest producers of containerboard, corrugated packaging, and uncoated freesheet white paper in the United States. The company’s shares rose over 25% in the period after exceeding both management’s guidance and analyst estimates for per-share earnings by more than 20%.  Robust demand combined with supply shortages have resulted in the company’s ability to implement price increases that are outpacing rising input costs. We believe that Packaging Corporation of America is well positioned to gain additional market share given its focus on smaller customers growing at a faster rate than the broader industry along with those with specific box design requirements who tend to be less price sensitive.  As the most vertically integrated operator with the highest margins among its competitors, we believe PKG will continue to gain share from smaller operators and grow earnings ahead of market expectations.
Detracting from performance was Sysco Corporation. Sysco Corporation, headquartered in Houston, Texas, is the leading provider of distribution services for the foodservice food-away-from-home industry. Sysco caters to a wide range of customers such as restaurants, schools, healthcare facilities and entertainment venues. Sysco shares pulled back about 23% during the period, despite beating consensus earnings estimates. Despite experiencing broad

⬤

Harbor Mid Cap Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 12/01/2019 through 10/31/2023
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor Mid Cap Fund
Retirement Class[1]	-0.46%	N/A	6.31%
Institutional Class[1]	-0.56	N/A	6.22
Investor Class[1]	-0.86	N/A	5.86
Comparative Index
Russell Midcap® Index[1]	-1.01%	N/A	4.73%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.80% (Net) and 0.92% (Gross) (Retirement Class); 0.88% (Net) and 1.00% (Gross) (Institutional Class); 1.13% (Net) and 1.25% (Gross) (Administrative Class); and 1.24% (Net) and 1.36% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2024. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
based sales growth across business lines, led by its Travel and Leisure business line, the company continues to manage through input cost inflation, which is weighing on near term outlook for earnings. Despite short term headwinds, as the leading provider of distribution services to the food-away-from-home industry, we believe that Sysco is well positioned to continue to grow earnings as the consumption of food-away-from-home continues to increase and larger operators continue to take share from smaller operators.
OUTLOOK & STRATEGY
As of October 31, 2023, the Fund had an overweight in the Industrials, Information Technology, and Financials and an underweight in Consumer Staples, Consumer Discretionary, Utilities and Health Care. The Fund’s relative overweight and underweight positions are an outgrowth of where EARNEST Partners believes it is finding good individual investment opportunities.
In managing the Fund, EARNEST Partners seeks companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1 The “Life of Fund” return as shown reflects the period 12/01/2019 (commencement of operations) through 10/31/2023.
This report contains the current opinions of EARNEST Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor Mid Cap Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—96.4%
Shares		Value
AEROSPACE & DEFENSE—6.5%
7,584	General Dynamics Corp.	$1,830
20,669	Hexcel Corp.	1,280
70,921	Spirit AeroSystems Holdings, Inc. Class A*	1,603
13,631	Woodward, Inc.	1,700
		6,413
BANKS—1.5%
150,225	KeyCorp	1,535
BUILDING PRODUCTS—2.2%
42,484	Masco Corp.	2,213
CAPITAL MARKETS—7.6%
18,870	Houlihan Lokey, Inc. Class A	1,897
18,896	Intercontinental Exchange, Inc.	2,030
20,929	Raymond James Financial, Inc.	1,998
28,305	Stifel Financial Corp.	1,613
		7,538
CHEMICALS—3.7%
8,627	Albemarle Corp.	1,094
18,818	Eastman Chemical Co.	1,406
25,621	Scotts Miracle-Gro Co.	1,139
		3,639
COMMERCIAL SERVICES & SUPPLIES—4.1%
20,773	Republic Services, Inc. Class A	3,085
23,040	Stericycle, Inc. *	950
		4,035
COMMUNICATIONS EQUIPMENT—1.1%
26,872	Lumentum Holdings, Inc. *	1,054
CONSUMER STAPLES DISTRIBUTION & RETAIL—1.5%
21,841	Sysco Corp.	1,452
CONTAINERS & PACKAGING—2.5%
8,914	Packaging Corp. of America	1,364
36,750	Sealed Air Corp.	1,132
		2,496
ELECTRICAL EQUIPMENT—1.4%
43,475	Sensata Technologies Holding PLC	1,386
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.5%
14,100	Arrow Electronics, Inc. *	1,599

COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
15,560	Keysight Technologies, Inc. *	$1,899
		3,498
ENERGY EQUIPMENT & SERVICES—2.5%
39,409	ChampionX Corp.	1,214
30,990	Helmerich & Payne, Inc.	1,226
		2,440
FINANCIAL SERVICES—1.6%
14,622	Global Payments, Inc.	1,553
GROUND TRANSPORTATION—1.4%
47,898	CSX Corp.	1,430
HEALTH CARE EQUIPMENT & SUPPLIES—1.3%
41,233	DENTSPLY SIRONA, Inc.	1,254
HEALTH CARE PROVIDERS & SERVICES—3.5%
9,513	Cencora, Inc.	1,761
8,601	Laboratory Corp. of America Holdings	1,718
		3,479
HOTELS, RESTAURANTS & LEISURE—2.3%
15,951	Darden Restaurants, Inc.	2,321
HOUSEHOLD DURABLES—2.0%
18,583	DR Horton, Inc.	1,940
INDUSTRIAL REITS—1.6%
60,312	Americold Realty Trust, Inc.	1,581
INSURANCE—7.3%
15,586	Progressive Corp.	2,464
14,465	Reinsurance Group of America, Inc.	2,162
11,631	RenaissanceRe Holdings Ltd. (Bermuda)	2,554
		7,180
IT SERVICES—2.4%
23,066	Akamai Technologies, Inc. *	2,383
LIFE SCIENCES TOOLS & SERVICES—3.0%
15,847	Agilent Technologies, Inc.	1,638
4,743	Bio-Rad Laboratories, Inc. Class A*	1,306
		2,944

⬤

Harbor Mid Cap Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
MACHINERY—5.1%
6,594	Cummins, Inc.	$1,426
13,240	Dover Corp.	1,721
7,506	Snap-on, Inc.	1,936
		5,083
MULTI-UTILITIES—1.5%
18,531	WEC Energy Group, Inc.	1,508
OFFICE REITS—1.1%
20,251	Boston Properties, Inc.	1,085
OIL, GAS & CONSUMABLE FUELS—3.2%
71,885	Coterra Energy, Inc.	1,977
25,777	Murphy Oil Corp.	1,156
		3,133
PHARMACEUTICALS—1.2%
35,734	Catalent, Inc. *	1,229
PROFESSIONAL SERVICES—1.6%
9,539	Broadridge Financial Solutions, Inc.	1,628
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.2%
31,042	CBRE Group, Inc. Class A*	2,152
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.2%
11,546	Applied Materials, Inc.	1,528
24,813	Entegris, Inc.	2,185

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
16,394	Skyworks Solutions, Inc.	$1,422
		5,135
SOFTWARE—5.1%
7,298	ANSYS, Inc. *	2,031
6,437	Synopsys, Inc. *	3,022
		5,053
SPECIALIZED REITS—1.6%
7,454	SBA Communications Corp.	1,555
SPECIALTY RETAIL—0.8%
8,839	TJX Cos., Inc.	778
TRADING COMPANIES & DISTRIBUTORS—3.3%
47,463	Air Lease Corp. Class A	1,644
15,862	GATX Corp.	1,659
		3,303
TOTAL COMMON STOCKS (Cost $97,223)		95,406
TOTAL INVESTMENTS—96.4% (Cost $97,223)		95,406
CASH AND OTHER ASSETS, LESS LIABILITIES—3.6%		3,614
TOTAL NET ASSETS—100%		$99,020

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Mid Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
LSV Asset Management
Management’s Discussion of
Fund Performance
MARKET REVIEW
The broad U.S. equity market as measured by the S&P 500 Index was up 10.14% for the twelve months ended October 31, 2023. Returns were driven by a small group of mega-cap technology stocks that dominated for most of the period. Over the first half of 2023, the technology heavy Nasdaq Composite Index was up over 30%, its best start to the year since 1983. While the market rewarded the mega-cap growth stocks in the period, smaller stocks and value-oriented stocks lagged behind. The biggest style difference was among large cap stocks where growth outperformed value by nearly 20%. Among mid-cap stocks, value trailed growth by just under 7% as the Russell Midcap® Value Index was down 3.56% while the Russell Midcap® Growth Index was up 3.35%.
Equity markets posted positive results throughout most of the period as strong economic data and moderating inflation prompted hopes that the Federal Reserve (“the Fed”) would ease the pace of interest rate hikes. Markets declined in early March as the collapse of Silicon Valley Bank and Signature Bank led to a sell-off in financials and particularly regional bank stocks.  However, the market quickly recovered again led by mega cap growth stocks in the technology sector including Apple and Microsoft and Google and Meta in the Communications Services sector. Gross domestic product growth continued to be positive over the period exceeding market expectations and the labor market remained strong with unemployment moving slightly higher but remaining under 4%. From a sector perspective, Industrial and Energy stocks were the only two sectors in the Russell Midcap® Value Index to post gains while more defensive sectors of the market including Consumer Staples and Health Care lagged. Communication Services and Real Estate stocks also struggled over the trailing year.
PERFORMANCE
Harbor Mid Cap Value Fund returned 0.86% (Retirement Class), 0.76% (Institutional Class), 0.55% (Administrative Class), and 0.39% (Investor Class) for the year ended October 31, 2023, outperforming the -3.56% return of the Russell Midcap® Value Index during the same period.
While the broad equity market as measured by the S&P 500 advanced just over 10% for the trailing year, mid and small cap stocks lagged significantly.  In addition, value stocks struggled relative to growth stocks across all market cap ranges.  Attribution analysis indicates that stock selection added significant value in the period while the Fund’s sector allocation detracted somewhat.  The Fund’s underweight to Industrials, which was the top performing sector, had a negative impact on relative performance.  In addition, the Fund’s overweight to Consumer Staples also detracted somewhat.  Stock selection added value in several sectors particularly in the Industrials and Health Care sectors.  Stock selection was also positive in the Consumer Discretionary, Health Care, Technology and Financial sectors.
Top contributors in the Industrials sector included Owens Corning, Triton International, Allison Transmissions and Snap-On Inc.  In the Consumer Discretionary sector, homebuilders PulteGroup and Toll Brothers as well as Group 1 Automotive added value.   Other top contributors included Jabil in the Technology sector, Utilities holding Vistra Corp, Sprouts Farmers Market in the Consumer Staples sector and Marathon Petroleum in the Energy sector.  Detractors included Financial holdings Lincoln National Corp, Citizens Financial Group, Zions Bancorporation and Regions Financial, Consumer Discretionary holdings Harley Davidson, Foot Locker and Macy’s, Devon Energy in the Energy sector and Utilities holding UGI Corp.
OUTLOOK & STRATEGY
Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries.  The Fund’s most significant sector exposures

⬤

Harbor Mid Cap Value Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2023
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	10 Years
Harbor Mid Cap Value Fund
Retirement Class[1]	0.86%	5.58%	6.18%
Institutional Class	0.76	5.50	6.12
Administrative Class	0.55	5.24	5.86
Investor Class	0.39	5.11	5.73
Comparative Index
Russell Midcap® Value Index	-3.56%	5.69%	6.89%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.77% (Net) and 0.81% (Gross) (Retirement Class); 0.85% (Net) and 0.89% (Gross) (Institutional Class); 1.10% (Net) and 1.14% (Gross) (Administrative Class); and 1.21% (Net) and 1.25% (Gross) (Investor Class). Additionally, the Adviser has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through 02/29/2024. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
on an absolute basis are to Financials, Industrials, Technology and Consumer Discretionary stocks.  Relative to the value benchmark, the Fund is overweight the Consumer Staples, Consumer Discretionary and Financial sectors. The Fund is underweight Utilities and Real Estate.  The most significant changes in sector weights over the last twelve months were an increase in the relative exposure to Industrial and Financial stocks and a decrease to Materials and Consumer Staples.
The Fund’s portfolio continues to trade at attractive valuations relative to the benchmark and relative to history.  The Fund is trading at 8.5x forward earnings compared to 13.9x for the value benchmark and 6.2x cash flow compared to 10.3x for the Index.
Even though equity markets sold off late in the period, the broad U.S. equity market as measured by the S&P 500 was up over 10% over the trailing twelve months.  However, the market advance has been driven by a small group of mega-cap growth stocks while value stocks and smaller cap stocks have been left behind.  We believe this presents significant opportunity to those who are willing to be contrarian and take advantage of the attractive valuations that can be found among stocks that are trading at lower multiples of cash flow and earnings. We find the overall market to be trading above historical averages but as you move down in capitalization and away from the top 10 names that make up over 30% of the S&P 500 and toward companies that are trading at attractive multiples of cash flow and earnings, we find stocks to be trading well below historical averages.  While we can offer little in the way of near-term guidance, we remain optimistic that the extremely attractive deep value positioning of the Fund will be rewarded over time.

1 Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of LSV Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—99.3%
Shares		Value
AEROSPACE & DEFENSE—1.5%
3,700	Huntington Ingalls Industries, Inc.	$813
8,585	Moog, Inc. Class A	996
26,100	Textron, Inc.	1,984
		3,793
AUTOMOBILE COMPONENTS—1.3%
137,900	American Axle & Manufacturing Holdings, Inc. *	931
36,000	BorgWarner, Inc.	1,328
68,900	Goodyear Tire & Rubber Co. *	820
7,200	Phinia, Inc.	186
		3,265
AUTOMOBILES—1.0%
62,200	Harley-Davidson, Inc.	1,670
9,800	Thor Industries, Inc.	862
		2,532
BANKS—3.1%
83,200	Citizens Financial Group, Inc.	1,949
42,800	Fifth Third Bancorp	1,015
114,600	KeyCorp	1,171
147,700	Regions Financial Corp.	2,146
45,500	Zions Bancorp NA	1,404
		7,685
BEVERAGES—1.5%
63,900	Molson Coors Beverage Co. Class B	3,692
BIOTECHNOLOGY—1.2%
121,700	Ironwood Pharmaceuticals, Inc. Class A*	1,092
8,800	United Therapeutics Corp. *	1,961
		3,053
BROADLINE RETAIL—1.1%
30,000	eBay, Inc.	1,177
20,400	Kohl’s Corp.	460
82,300	Macy’s, Inc.	1,002
		2,639
BUILDING PRODUCTS—1.3%
29,300	Owens Corning	3,322
CAPITAL MARKETS—3.2%
9,700	Ameriprise Financial, Inc.	3,051
60,800	Bank of New York Mellon Corp.	2,584

COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
34,300	State Street Corp.	$2,217
		7,852
CHEMICALS—2.6%
36,300	Chemours Co.	875
14,300	Eastman Chemical Co.	1,069
34,500	Huntsman Corp.	805
16,170	Ingevity Corp. *	651
48,500	Koppers Holdings, Inc.	1,774
12,600	LyondellBasell Industries NV Class A	1,137
		6,311
CONSUMER FINANCE—3.1%
110,800	Ally Financial, Inc.	2,680
10,900	Discover Financial Services	895
166,600	Navient Corp.	2,651
46,400	Synchrony Financial	1,301
		7,527
CONSUMER STAPLES DISTRIBUTION & RETAIL—3.6%
14,329	Ingles Markets, Inc. Class A	1,150
87,900	Kroger Co.	3,988
71,500	Sprouts Farmers Market, Inc. *	3,004
31,500	Walgreens Boots Alliance, Inc.	664
		8,806
CONTAINERS & PACKAGING—2.6%
33,400	Berry Global Group, Inc.	1,837
21,200	Greif, Inc. Class A	1,346
78,400	O-I Glass, Inc. *	1,212
18,500	Silgan Holdings, Inc.	741
34,600	Westrock Co.	1,243
		6,379
DIVERSIFIED CONSUMER SERVICES—0.6%
36,800	H&R Block, Inc.	1,511
ELECTRIC UTILITIES—1.2%
68,700	NRG Energy, Inc.	2,912
ELECTRICAL EQUIPMENT—1.6%
20,200	Atkore, Inc. *	2,511
8,200	Encore Wire Corp.	1,466
		3,977

⬤

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—5.2%
23,300	Arrow Electronics, Inc. *	$2,643
24,200	Avnet, Inc.	1,121
38,500	Jabil, Inc.	4,728
4,500	Methode Electronics, Inc.	103
31,200	Sanmina Corp. *	1,587
10,300	TD SYNNEX Corp.	944
69,800	Vishay Intertechnology, Inc.	1,552
		12,678
FINANCIAL SERVICES—3.5%
79,987	Banco Latinoamericano de Comercio Exterior SA (Panama)	1,806
132,900	MGIC Investment Corp.	2,238
19,700	PennyMac Financial Services, Inc.	1,324
77,000	Radian Group, Inc.	1,951
117,600	Western Union Co.	1,328
		8,647
FOOD PRODUCTS—2.2%
24,900	Archer-Daniels-Midland Co.	1,782
47,700	Conagra Brands, Inc.	1,305
23,800	Ingredion, Inc.	2,227
		5,314
GAS UTILITIES—1.2%
37,500	National Fuel Gas Co.	1,911
47,700	UGI Corp.	992
		2,903
GROUND TRANSPORTATION—1.0%
26,268	Ryder System, Inc.	2,562
HEALTH CARE PROVIDERS & SERVICES—4.5%
41,800	Cardinal Health, Inc.	3,804
33,800	Centene Corp. *	2,331
13,100	DaVita, Inc. *	1,012
3,800	Laboratory Corp. of America Holdings	759
4,600	McKesson Corp.	2,095
8,200	Universal Health Services, Inc. Class B	1,032
		11,033
HEALTH CARE REITS—1.4%
114,400	Medical Properties Trust, Inc.	547
50,900	Omega Healthcare Investors, Inc.	1,685
80,100	Sabra Health Care REIT, Inc.	1,092
		3,324
HOTEL & RESORT REITS—0.3%
102,411	Service Properties Trust	742
HOTELS, RESTAURANTS & LEISURE—0.5%
56,500	Bloomin' Brands, Inc.	1,319
HOUSEHOLD DURABLES—4.1%
49,557	Ethan Allen Interiors, Inc.	1,301
11,400	Meritage Homes Corp.	1,300
48,400	PulteGroup, Inc.	3,562
34,500	Toll Brothers, Inc.	2,439
13,300	Whirlpool Corp.	1,391
		9,993
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—1.4%
102,900	Vistra Corp.	3,367
INSURANCE—7.6%
37,800	Aflac, Inc.	2,953
9,200	American Financial Group, Inc.	1,006
45,280	American International Group, Inc.	2,776

COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
21,800	First American Financial Corp.	$1,122
58,900	Hartford Financial Services Group, Inc.	4,326
35,800	Lincoln National Corp.	779
129,100	Old Republic International Corp.	3,535
20,900	Universal Insurance Holdings, Inc.	327
37,000	Unum Group	1,809
		18,633
IT SERVICES—0.6%
73,300	DXC Technology Co. *	1,478
LEISURE PRODUCTS—0.5%
19,500	Brunswick Corp.	1,355
LIFE SCIENCES TOOLS & SERVICES—0.1%
4,800	Fortrea Holdings, Inc. *	136
MACHINERY—8.7%
32,700	AGCO Corp.	3,749
55,400	Allison Transmission Holdings, Inc.	2,793
81,300	CNH Industrial NV (United Kingdom)	893
17,600	Cummins, Inc.	3,807
66,900	Gates Industrial Corp. PLC *	731
36,600	Mueller Industries, Inc.	1,380
22,600	PACCAR, Inc.	1,865
15,100	Snap-on, Inc.	3,895
22,700	Timken Co.	1,569
70,400	Titan International, Inc. *	800
		21,482
MEDIA—2.1%
64,500	Fox Corp. Class A	1,960
15,600	Nexstar Media Group, Inc. Class A	2,186
78,300	TEGNA, Inc.	1,136
		5,282
METALS & MINING—0.8%
7,420	Reliance Steel & Aluminum Co.	1,887
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS)—0.3%
41,650	Annaly Capital Management, Inc.	650
OFFICE REITS—1.0%
99,400	Brandywine Realty Trust	372
240,078	Franklin Street Properties Corp.	418
52,750	Office Properties Income Trust	237
139,000	Paramount Group, Inc.	595
138,248	Piedmont Office Realty Trust, Inc. Class A	720
		2,342
OIL, GAS & CONSUMABLE FUELS—5.3%
48,800	APA Corp.	1,938
33,200	Devon Energy Corp.	1,546
42,400	HF Sinclair Corp.	2,348
18,300	Marathon Petroleum Corp.	2,768
19,500	Phillips 66	2,225
13,200	Scorpio Tankers, Inc. (Monaco)	741
10,700	Valero Energy Corp.	1,359
3,636	Vitesse Energy, Inc.	86
		13,011
PAPER & FOREST PRODUCTS—0.4%
20,900	Sylvamo Corp.	926
PASSENGER AIRLINES—1.3%
36,000	Alaska Air Group, Inc. *	1,139
33,100	Delta Air Lines, Inc.	1,034

⬤

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
PASSENGER AIRLINES—Continued
31,500	United Airlines Holdings, Inc. *	$1,103
		3,276
PHARMACEUTICALS—2.2%
26,800	Jazz Pharmaceuticals PLC *	3,404
13,800	Prestige Consumer Healthcare, Inc. *	819
142,800	Viatris, Inc.	1,271
		5,494
PROFESSIONAL SERVICES—1.2%
27,500	ManpowerGroup, Inc.	1,924
19,800	SS&C Technologies Holdings, Inc.	995
		2,919
RETAIL REITS—2.8%
121,600	Brixmor Property Group, Inc.	2,528
15,800	Simon Property Group, Inc.	1,736
95,800	SITE Centers Corp.	1,117
70,800	Tanger Factory Outlet Centers, Inc.	1,597
		6,978
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.9%
113,200	Amkor Technology, Inc.	2,361
20,900	Diodes, Inc. *	1,360
45,900	Photronics, Inc. *	843
		4,564
SOFTWARE—0.6%
55,300	Dropbox, Inc. Class A*	1,454

COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—3.4%
16,400	Best Buy Co., Inc.	$1,096
9,500	Dick’s Sporting Goods, Inc.	1,016
67,500	Foot Locker, Inc.	1,417
6,800	Group 1 Automotive, Inc.	1,716
36,200	ODP Corp. *	1,626
11,200	Penske Automotive Group, Inc.	1,602
		8,473
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.1%
147,900	HP, Inc.	3,894
93,900	Xerox Holdings Corp.	1,206
		5,100
TEXTILES, APPAREL & LUXURY GOODS—0.6%
16,000	Capri Holdings Ltd. *	819
28,100	G-III Apparel Group Ltd. *	718
		1,537
TOTAL COMMON STOCKS (Cost $234,261)		244,115
TOTAL INVESTMENTS—99.3% (Cost $234,261)		244,115
CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		1,684
TOTAL NET ASSETS—100%		$245,799

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Small Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Westfield Capital Management Company, L.P.
Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities closed out 2022 much the way they started, with a series of lower highs and lower lows amidst high volatility.  After stocks surged in January 2023 on the hopes of more expansionary monetary policy by the U.S. Federal Reserve (the “Fed”) and a perceived soft-landing coming to pass, indexes reversed course in February 2023, as data showed persistent inflation and more aggressive Fed commentary. Then, almost 12 months into the interest rate raising cycle, financial balance sheet concerns emerged in the banking system which ultimately led to the collapse of Silicon Valley Bank. In the second quarter of 2023, cap-weighted broad market indices such as the S&P 500 and NASDAQ surged, driven predominantly by robust gains from a select group of mega cap tech stocks aptly named the ‘Magnificent 7.’ The third quarter of 2023 provided mixed results for U.S. equity markets, with indices initially surpassing the previous highs of the year before reversing course to end the quarter lower. The Fed policy trajectory was a central focus as investors broadly expected a pause in interest rate hikes that was confirmed in September 2023. There was also a growing acceptance of the Fed’s higher-for-longer mantra leading to the swift rise in longer-dated yields. Questions also began to percolate about the health of the consumer and the durability of their spending power given the rise in oil, planned resumption of student loan payments, dramatically higher borrowing costs, and the exhaustion of COVID-era savings. Consequently, challenges to the argument supporting a soft-landing drove a shift in risk tolerances towards quality, shorter duration equities.
PERFORMANCE
Harbor Small Cap Growth Fund returned -3.63% (Retirement Class), -3.66% (Institutional Class), -3.84% (Administrative Class), and -4.02% (Investor Class) in the year ended October 31, 2023, outperforming the Russell 2000® Growth Index, which returned -7.63% during the same period.
Relative outperformance was broad based with six sectors adding double digit returns to relative results. Most notable was relative strength in Information Technology and Health Care, which offset relative weakness in Consumer Discretionary.
Information Technology was the largest contributor to relative performance, adding 278 basis points (“bps”) of relative returns to the Fund. The relative outperformance was broad based with contributions from four different industry groups, most notably within Software and IT Services. Samsara, Inc., a telematics software provider, was the top contributor to relative performance within the sector. During both the first and second quarters, the company released strong earnings results and raised their guidance, which was well received by investors. We believe Samsara is in the early stages of digitizing a large Total Addressable Market with limited competition.
Health Care was another strong contributor, adding 214 bps to relative results, led by investments within Biotechnology. Prometheus Biosciences, a clinical stage biotechnology company focusing on novel therapeutic and diagnostic products, was the top contributor to relative returns. It was announced in mid-April that the company entered into a definitive agreement to be acquired by Merck for $200 per share, a 75% premium to the stock’s prior closing price. This news followed the company’s release of updated phase 2 data in March detailing impressive efficacy for their PRA023 treatment for ulcerative colitis and Crohn’s disease. We exited the Fund’s position following news of the acquisition.
Consumer Discretionary was the largest source of relative weakness, costing 100 bps. National Vision Holdings, one of the largest optical retailers within the U.S, was the top detracting name within the sector over the period. The share price came under significant pressure following a fourth quarter sales and earnings shortfall and further disappointing 2023 outlook from the company. A lack of new optometrists coupled with unusually volatile demand trends

⬤

Harbor Small Cap Growth Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2023
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	10 Years
Harbor Small Cap Growth Fund
Retirement Class[1]	-3.63%	7.49%	8.26%
Institutional Class	-3.66	7.42	8.19
Administrative Class	-3.84	7.14	7.89
Investor Class	-4.02	7.03	7.80
Comparative Index
Russell 2000® Growth Index	-7.63%	2.68%	5.67%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.80% (Retirement Class); 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.24% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
for eyeglasses provided significant headwinds to operating performance for National Vision and their core customer base. Given the headwinds, we decided to exit the Fund’s position during the period.
OUTLOOK & STRATEGY
Looking ahead, we are incrementally more cautious today than we were three months ago as the evolving macro backdrop increasingly warrants a more balanced posture between growth and durability. Historical precedents suggest a low likelihood of a so-called “soft landing”, with the more likely outcome being a period of slowing economic growth, both in the U.S. and around the globe. Disinflationary trends, once pointed to as evidence of the “soft-landing” scenario playing out, are being offset by rising borrowing costs, the exhaustion of surplus consumer savings, and a restrictive lending posture by U.S. banks. All the while, we remain encouraged by the quality of the businesses in which we invest and will remain focused on seeking to allocate capital prudently in this turbulent market environment.

1 Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—95.0%
Shares		Value
AEROSPACE & DEFENSE—2.0%
314,296	Hexcel Corp.	$19,461
AUTOMOBILE COMPONENTS—1.3%
111,530	Visteon Corp. *	12,840
BANKS—1.0%
137,900	Wintrust Financial Corp.	10,300
BIOTECHNOLOGY—11.3%
677,980	89bio, Inc. *	5,017
584,437	Alkermes PLC *	14,137
365,150	Ascendis Pharma AS ADR (Denmark)*,1	32,612
565,820	Cerevel Therapeutics Holdings, Inc. *	13,382
163,640	CRISPR Therapeutics AG (Switzerland)*	6,370 [x]
163,639	MoonLake Immunotherapeutics Class A*	8,478
928,455	Rocket Pharmaceuticals, Inc. *	16,805
308,021	Vaxcyte, Inc. *	14,816
		111,617
BUILDING PRODUCTS—2.8%
226,720	AAON, Inc.	12,352
595,110	AZEK Co., Inc. *	15,592
		27,944
CAPITAL MARKETS—1.1%
392,143	StepStone Group, Inc. Class A	11,098
CHEMICALS—3.3%
491,320	Avient Corp.	15,536
651,400	Axalta Coating Systems Ltd. *	17,086
		32,622
COMMERCIAL SERVICES & SUPPLIES—2.4%
307,180	Casella Waste Systems, Inc. Class A*	23,177
COMMUNICATIONS EQUIPMENT—2.5%
347,780	Calix, Inc. *	11,518
88,723	F5, Inc. *	13,450
		24,968
CONSTRUCTION & ENGINEERING—1.9%
8,741	Comfort Systems USA, Inc.	1,584
422,689	WillScot Mobile Mini Holdings Corp. *	16,658
		18,242

COMMON STOCKS—Continued
Shares		Value
ELECTRICAL EQUIPMENT—1.5%
460,560	Sensata Technologies Holding PLC	$14,683
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.3%
107,760	Fabrinet (Thailand)*	16,703
112,370	Insight Enterprises, Inc. *	16,102
		32,805
ENERGY EQUIPMENT & SERVICES—3.0%
365,770	ChampionX Corp.	11,266
1,405,506	Patterson-UTI Energy, Inc.	17,850
		29,116
FINANCIAL SERVICES—6.1%
787,838	Flywire Corp. *	21,185
1,169,716	Marqeta, Inc. Class A*	6,047
342,340	Shift4 Payments, Inc. Class A*	15,241
107,971	WEX, Inc. *	17,975
		60,448
GROUND TRANSPORTATION—2.2%
59,850	Saia, Inc. *	21,456
HEALTH CARE EQUIPMENT & SUPPLIES—5.6%
290,130	Haemonetics Corp. *	24,728
104,210	Inspire Medical Systems, Inc. *	15,335
242,100	Lantheus Holdings, Inc. *	15,640
		55,703
HEALTH CARE PROVIDERS & SERVICES—2.2%
780,507	Option Care Health, Inc. *	21,643
HEALTH CARE TECHNOLOGY—1.5%
1,146,070	Veradigm, Inc. *	15,117
HOTELS, RESTAURANTS & LEISURE—4.7%
154,012	Churchill Downs, Inc.	16,916
113,620	Texas Roadhouse, Inc. Class A	11,537
96,470	Wingstop, Inc.	17,632
		46,085
HOUSEHOLD DURABLES—3.7%
193,973	M/I Homes, Inc. *	15,919
176,607	Meritage Homes Corp.	20,137
		36,056

⬤

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
INDUSTRIAL REITS—1.1%
327,480	STAG Industrial, Inc.	$10,879
INSURANCE—4.4%
51,814	Kinsale Capital Group, Inc.	17,301
218,356	Palomar Holdings, Inc. *	10,935
77,782	Primerica, Inc.	14,869
		43,105
LEISURE PRODUCTS—1.4%
209,883	BRP, Inc.	14,192
LIFE SCIENCES TOOLS & SERVICES—1.3%
45,699	Bio-Rad Laboratories, Inc. Class A*	12,580
MACHINERY—4.4%
268,684	ITT, Inc.	25,081
107,350	Lincoln Electric Holdings, Inc.	18,765
		43,846
OIL, GAS & CONSUMABLE FUELS—2.5%
650,770	Northern Oil & Gas, Inc.	24,951
PHARMACEUTICALS—1.3%
1,060,486	Innoviva, Inc. *	13,161
PROFESSIONAL SERVICES—1.6%
286,678	WNS Holdings Ltd. ADR (India)*,1	15,572

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.1%
115,723	Camtek Ltd. (Israel)*	$6,087
178,490	Impinj, Inc. *	11,532
252,570	Kulicke & Soffa Industries, Inc. (Singapore)	10,510
92,070	Universal Display Corp.	12,814
		40,943
SOFTWARE—9.0%
867,771	CCC Intelligent Solutions Holdings, Inc. *	9,346
290,020	Dynatrace, Inc. *	12,967
747,869	Samsara, Inc. Class A*	17,253
887,650	SentinelOne, Inc. Class A*	13,874
561,010	Smartsheet, Inc. Class A*	22,182
305,930	Tenable Holdings, Inc. *	12,883
		88,505
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.5%
19,196	Super Micro Computer, Inc. *	4,597
TOTAL COMMON STOCKS (Cost $952,563)		937,712
TOTAL INVESTMENTS—95.0% (Cost $952,563)		937,712
CASH AND OTHER ASSETS, LESS LIABILITIES—5.0%		49,327
TOTAL NET ASSETS—100%		$987,039

FAIR VALUE MEASUREMENTS
As of October 31, 2023, the investment in CRISPR Therapeutics AG (as disclosed in the preceding Portfolio of Investments) was classified as Level 3 and all other investments were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2023. Transfers into or out of Level 3, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred.
Valuation Description	Beginning Balance as of 11/01/2022 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2023 (000s)	Unrealized Gain/(Loss) as of 10/31/2023 (000s)
Common Stock	$—	$—	$—	$—	$—	$—	$6,370	$—	$6,370	$(2,742)

⬤

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/23 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
CRISPR Therapeutics AG (Switzerland)*	$6,370	Market Approach	Last Traded Price	USD 38.93

*
Non-income producing security
x
Fair valued in accordance with Harbor Funds' Valuation Procedures.
h
Transferred into Level 3 due to the unavailability of observable market data for pricing or transferred out of Level 3 due to availability of observable market data for pricing
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
EARNEST Partners LLC
Management’s Discussion of
Fund Performance
MARKET REVIEW
The U.S. equity markets, represented by the S&P 500® Index posted a 10.2% return during the 12-months ending October 31, 2023. The U.S. small cap market, represented by the Russell 2000 Value® Index, lagged large cap stock, and declined 9.9% during the period.
The broad rally in global equity markets stalled after a strong first half of the year as investors began to focus on long-term economic growth prospects and the posture of the Federal Reserve (the “Fed”) in its fight against inflation. Energy emerged as the star performer during the quarter, gaining momentum as travel demand continued to remain strong and several OPEC countries extended supply restrictions through the end of next year. Rate-sensitive industries such as Consumer Discretionary, Real Estate, and Utilities, encountered headwinds in the wake of the Fed’s persistent commitment to maintaining higher interest rates for an extended period. These businesses typically hold lots of debt on their balance sheets which means that they may face higher financing costs. Additionally, Utilities and REITs are often viewed as bond-proxies by many investors and are competing for investors’ capital with government securities that are offering over 5% annualized rates. Many of the stocks within the tech-heavy NASDAQ 100 (Amazon and Tesla are both within Consumer Discretionary) saw a pullback after the Index gained over 40% during the first half of the year on the back of optimism surrounding artificial intelligence  and related industries. The Fed continued to play a central role in the financial landscape, although investors have shifted their focus to metrics beyond the Consumer Price Index (“CPI”), which has been steadily declining. Following CPI readings of 3.0% in June, 3.2% in July and 3.7% in August, the Fed hiked rates by an additional 25 bps to the range of 5.25% to 5.5%, underlining the central bank’s continued commitment to managing inflation, while also asserting that the economy was strong enough to support further rate increases. In September, the Fed paused, although the board was split on whether it was going to hike again through the end of the year. The central bank is projecting a Fed Funds Rate of 5.1% by the end of 2024 and 3.9% by the end of 2025.
PERFORMANCE
Harbor Small Cap Value Fund returned -4.29% (Retirement Class), -4.36% (Institutional Class), -4.62% (Administrative Class), and -4.72% (Investor Class) in the year ended October 31, 2023, outperforming the Russell 2000 ® Value Index (the “Index”), which returned -9.93% during the same period.
Despite the broader Index contraction, the Fund was able to protect against the downside and outperformed the Index in the period. Positive stock selection was a contributor to the relative results. While the strategy’s relative underweight to Energy, the best performing sector in the Index during the period, detracted the most from relative results, the portfolio’s Energy stocks outperformed their Index counterparts. The portfolio’s overweight to Industrials and Information Technology was additive to relative results.
Contributing to performance was Moog. Moog designs, manufactures, and provides system integration of precision motion and fluid controls within the industrial, aerospace and defense industries. The company’s products include, but are not limited to, flight control systems for high-performance aircraft, management controls for space stations and satellites, and controls for automated industrial machinery. Moog shares gained over 30% in the period as the company saw revenue grow 10% year-over-year and beat consensus estimates by 7%. Despite experiencing operational pressures that caused year-over-year margins to compress by 30bps, the company continues to experience pricing power across business lines which bodes well for sustained top line growth. With commercial and defense aviation entering a replacement cycle, we believe Moog is well positioned to benefit from the anticipated capital investment. The company has key contracts with Boeing, Airbus, Embraer and Gulfstream and the company’s reputation for quality makes it a vendor of choice across the industry. We believe this increased output

⬤

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2023
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	10 Years
Harbor Small Cap Value Fund
Retirement Class[1]	-4.29%	6.22%	7.45%
Institutional Class	-4.36	6.15	7.39
Administrative Class	-4.62	5.87	7.11
Investor Class	-4.72	5.75	6.99
Comparative Index
Russell 2000® Value Index	-9.93%	3.26%	5.20%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratios were 0.80% (Retirement Class); 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.24% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
supports higher utilization of Moog’s production capacity and we expect it to further drive margin expansion and grow earnings over our investment period.
Detracting from performance was Darling Ingredients Inc. Darling Ingredients is a developer and producer of sustainable natural ingredients sourced from bio-nutrients. The company operates through three segments: Feed Ingredients, Food Ingredients, and Fuel Ingredients. It offers ingredients and specialty solutions for customers in various industries including the pharmaceutical, food/pet food, industrial and energy industries. Despite Darling Ingredients reporting a 26% year-over-year earnings per share increase, shares contracted more than 50% in the period. Management, however, continues to hold a favorable earnings outlook, emphasizing leverage reduction while planning increased capital outlays for sustainable aviation fuel initiatives and capacity expansion. We believe Darling Ingredients’ performance reflects the strength of its legacy business lines combined with an underappreciated opportunity in the rapidly expanding renewable diesel space. Given Darling Ingredients’ first mover advantage and market leading position within renewables, we believe the company is well positioned to capitalize on market opportunities and grow earnings.
OUTLOOK & STRATEGY
As of October 31, 2023, the Fund had an overweight in the Industrials and Information Technology sectors and an underweight in Financials, Real Estate, Consumer Staples, Consumer Discretionary, and Energy. The portfolio has no exposure to Utilities or Communication Services. The Fund’s relative overweight and underweight positions are an outgrowth of where EARNEST Partners believes it is finding good individual investment opportunities.
In managing the Fund, EARNEST Partners seeks companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1 Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of EARNEST Partners LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

⬤

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—96.6%
Shares		Value
AEROSPACE & DEFENSE—7.3%
809,588	AAR Corp. *	$48,057
790,019	Hexcel Corp.	48,918
412,063	Moog, Inc. Class A	47,820
		144,795
BANKS—10.3%
821,329	Enterprise Financial Services Corp.	28,558
1,126,043	First Merchants Corp.	30,752
811,265	Heartland Financial USA, Inc.	22,229
604,955	SouthState Corp.	39,987
1,446,971	Trustmark Corp.	29,099
838,103	United Bankshares, Inc.	23,836
1,299,925	United Community Banks, Inc.	28,715
		203,176
CAPITAL MARKETS—4.9%
681,553	Houlihan Lokey, Inc. Class A	68,510
501,520	Stifel Financial Corp.	28,586
		97,096
CHEMICALS—3.3%
580,913	Cabot Corp.	38,619
608,309	Scotts Miracle-Gro Co.	27,033
		65,652
COMMERCIAL SERVICES & SUPPLIES—3.3%
873,885	Casella Waste Systems, Inc. Class A*	65,935
CONSUMER FINANCE—2.4%
427,159	FirstCash Holdings, Inc.	46,526
ELECTRICAL EQUIPMENT—1.9%
429,954	EnerSys	36,796
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—7.2%
351,120	Advanced Energy Industries, Inc.	30,638
728,518	CTS Corp.	27,254
165,496	Littelfuse, Inc.	35,858
661,425	Methode Electronics, Inc.	15,127
332,110	Plexus Corp. *	32,653
		141,530
ENERGY EQUIPMENT & SERVICES—6.5%
1,497,290	Archrock, Inc.	18,971
1,252,960	Core Laboratories, Inc.	26,838
444,491	DMC Global, Inc. *	8,423

COMMON STOCKS—Continued
Shares		Value
ENERGY EQUIPMENT & SERVICES—Continued
828,598	Helmerich & Payne, Inc.	$32,788
1,894,816	Oceaneering International, Inc. *	41,667
		128,687
FOOD PRODUCTS—1.9%
823,007	Darling Ingredients, Inc. *	36,451
GROUND TRANSPORTATION—1.4%
290,177	Ryder System, Inc.	28,304
HEALTH CARE EQUIPMENT & SUPPLIES—4.4%
458,469	CONMED Corp.	44,683
508,788	Integer Holdings Corp. *	41,298
		85,981
HEALTH CARE PROVIDERS & SERVICES—1.2%
2,092,181	Pediatrix Medical Group, Inc. *	23,976
HOTEL & RESORT REITS—0.7%
1,190,899	Pebblebrook Hotel Trust	14,207
HOTELS, RESTAURANTS & LEISURE—4.0%
1,181,954	Cheesecake Factory, Inc.	36,723
374,603	Cracker Barrel Old Country Store, Inc.	24,859
4,992,271	Sabre Corp. *	17,473
		79,055
HOUSEHOLD DURABLES—2.8%
251,599	Helen of Troy Ltd. *	24,737
268,931	Meritage Homes Corp.	30,664
		55,401
INDUSTRIAL REITS—1.9%
1,141,139	STAG Industrial, Inc.	37,909
INSURANCE—3.8%
527,239	Horace Mann Educators Corp.	16,729
329,315	Reinsurance Group of America, Inc.	49,223
443,373	United Fire Group, Inc.	8,930
		74,882
MACHINERY—10.5%
444,491	Albany International Corp. Class A	36,275
1,251,283	Flowserve Corp.	45,947
650,243	Franklin Electric Co., Inc.	56,389
514,938	SPX Technologies, Inc. *	41,257

⬤

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
389,698	Timken Co.	$26,936
		206,804
OFFICE REITS—1.3%
1,105,356	COPT Defense Properties	25,202
PROFESSIONAL SERVICES—4.2%
1,051,123	Parsons Corp. *	59,441
217,493	TriNet Group, Inc. *	22,347
		81,788
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.1%
1,020,372	Amkor Technology, Inc.	21,285
404,235	Diodes, Inc. *	26,308
263,340	Entegris, Inc.	23,184
1,432,434	FormFactor, Inc. *	48,531
		119,308

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—2.8%
1,304,957	Box, Inc. Class A*	$32,441
630,674	Envestnet, Inc. *	23,335
		55,776
TEXTILES, APPAREL & LUXURY GOODS—0.6%
1,403,360	Wolverine World Wide, Inc.	11,297
TRADING COMPANIES & DISTRIBUTORS—1.9%
362,861	GATX Corp.	37,948
TOTAL COMMON STOCKS (Cost $1,572,271)		1,904,482
TOTAL INVESTMENTS—96.6% (Cost $1,572,271)		1,904,482
CASH AND OTHER ASSETS, LESS LIABILITIES—3.4%		67,437
TOTAL NET ASSETS—100%		$1,971,919

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
The accompanying notes are an integral part of the Financial Statements.

⬤

⬤

Harbor Funds
STATEMENTS OF ASSETS AND LIABILITIES—October 31, 2023

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor Core Plus Fund	Harbor Disruptive Innovation Fund
Assets
Investments, at identified cost	$11,646,181	$27,332	$115,907	$1,076,093	$61,625
Investments, at value (Including securities loaned of $0, $0, $0, $0, and $0)	$22,508,530	$25,527	$104,982	$918,401	$59,818
Cash	78,787	778	2,788	11,729	1,394
Foreign currency, at value (cost: $0, $0, $0, $3, and $0)	—	—	—	1	—
Receivables for:
Investment sold	53,060	—	236	356	190
Capital shares sold	15,447	1	548	238	3
Dividends	959	—	—	—	12
Interest	—	90	824	7,660	—
Rights/Warrants, at value (cost: $0, $0, $0, $0, and $0)	—	—	—	—	—
Withholding tax	1,975	—	—	—	1
Prepaid registration fees	33	—	—	16	22
Other assets	3,040	60	16	342	68
Total Assets	22,661,831	26,456	109,394	938,743	61,508
Liabilities
Payables for:
Investments purchased	24,520	—	2,556	10,052	61
Capital shares reacquired	43,315	430	—	873	10
Collateral for securities loaned	—	—	—	—	—
Accrued expenses:
Management fees	10,956	11	21	199	39
12b-1 fees	220	—	—	2	3
Transfer agent fees	1,471	2	4	77	6
Trustees’ fees and expenses	3,407	25	6	438	59
Other	1,113	38	40	97	44
Total Liabilities	85,002	506	2,627	11,738	222
NET ASSETS	$22,576,829	$25,950	$106,767	$927,005	$61,286
Net Assets Consist of:
Paid-in capital	$12,261,557	$42,783	$124,760	$1,186,273	$193,890
Total distributable earnings/(loss)	10,315,272	(16,833)	(17,993)	(259,268)	(132,604)
	$22,576,829	$25,950	$106,767	$927,005	$61,286

The accompanying notes are an integral part of the Financial Statements.

⬤

	Harbor Capital Appreciation Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor Core Plus Fund	Harbor Disruptive Innovation Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$7,562,038	$10,174	$64,662	$13,726	$9,761
Shares of beneficial interest[1]	92,063	1,080	7,749	1,444	2,191
Net asset value per share[2]	$82.14	$9.42	$8.34	$9.50	$4.46
Institutional Class
Net assets	$14,002,664	$15,052	$42,105	$905,615	$36,134
Shares of beneficial interest[1]	170,930	1,598	5,048	95,412	8,219
Net asset value per share[2]	$81.92	$9.42	$8.34	$9.49	$4.40
Administrative Class
Net assets	$199,055	$71	N/A	$7,664	$1,521
Shares of beneficial interest[1]	2,535	8	N/A	807	410
Net asset value per share[2]	$78.51	$9.40	N/A	$9.50	$3.71
Investor Class
Net assets	$813,072	$653	N/A	N/A	$13,870
Shares of beneficial interest[1]	10,770	70	N/A	N/A	4,184
Net asset value per share[2]	$75.49	$9.38	N/A	N/A	$3.31

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

⬤

Harbor Funds
STATEMENTS OF ASSETS AND LIABILITIES— October 31, 2023 —Continued

(All amounts in thousands, except per share amounts)

	Harbor Diversified International All Cap Fund	Harbor International Fund	Harbor International Core Fund	Harbor International Growth Fund	Harbor International Small Cap Fund
Assets
Investments, at identified cost	$871,580	$2,851,507	$134,797	$266,003	$359,511
Investments, at value (Including securities loaned of $0, $0, $1,194, $0, and $0)	$890,027	$3,096,476	$134,186	$295,445	$319,844
Cash	3,492	34,014	196	2,529	8,117
Foreign currency, at value (cost: $2,564, $12,043, $89, $0, and $110)	2,533	11,891	87	—	109
Receivables for:
Investment sold	2,450	22,802	111	—	1,401
Capital shares sold	445	2,509	53	890	57
Dividends	2,215	9,942	373	288	1,049
Securities Lending Income	1	—	—	—	4
Rights/Warrants, at value (cost: $0, $0, $0, $0, and $0)	6	53	—	—	—
Withholding tax	777	4,821	315	201	88
Prepaid registration fees	28	22	—	20	—
Other assets	127	3,717	32	97	68
Total Assets	902,101	3,186,247	135,353	299,470	330,737
Liabilities
Payables for:
Investments purchased	1,654	5,118	—	—	—
Capital shares reacquired	330	20,083	88	9,402	610
Collateral for securities loaned	—	—	851	—	—
Accrued expenses:
Tax compliance fee payable (see Note 2)	—	10,668	—	—	—
Management fees	586	2,050	89	194	250
12b-1 fees	4	55	2	1	1
Transfer agent fees	35	251	11	21	20
Trustees’ fees and expenses	57	3,457	4	75	11
Other	383	1,357	141	312	167
Total Liabilities	3,049	43,039	1,186	10,005	1,059
NET ASSETS	$899,052	$3,143,208	$134,167	$289,465	$329,678
Net Assets Consist of:
Paid-in capital	$929,189	$3,379,284	$138,943	$267,012	$362,182
Total distributable earnings/(loss)	(30,137)	(236,076)	(4,776)	22,453	(32,504)
	$899,052	$3,143,208	$134,167	$289,465	$329,678

The accompanying notes are an integral part of the Financial Statements.

⬤

	Harbor Diversified International All Cap Fund	Harbor International Fund	Harbor International Core Fund	Harbor International Growth Fund	Harbor International Small Cap Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$610,787	$535,873	$21,125	$67,602	$130,744
Shares of beneficial interest[1]	56,603	13,401	2,004	5,026	10,257
Net asset value per share[2]	$10.79	$39.99	$10.54	$13.45	$12.75
Institutional Class
Net assets	$270,054	$2,354,695	$103,206	$215,566	$194,128
Shares of beneficial interest[1]	25,026	58,668	9,805	16,063	15,233
Net asset value per share[2]	$10.79	$40.14	$10.53	$13.42	$12.74
Administrative Class
Net assets	$8,506	$10,643	N/A	$96	$418
Shares of beneficial interest[1]	791	263	N/A	7	33
Net asset value per share[2]	$10.75	$40.45	N/A	$13.37	$12.71
Investor Class
Net assets	$9,705	$241,997	$9,836	$6,201	$4,388
Shares of beneficial interest[1]	908	6,098	942	467	346
Net asset value per share[2]	$10.69	$39.68	$10.44	$13.28	$12.67

⬤

Harbor Funds
STATEMENTS OF ASSETS AND LIABILITIES— October 31, 2023 —Continued

(All amounts in thousands, except per share amounts)

	Harbor Large Cap Value Fund	Harbor Mid Cap Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund
Assets
Investments, at identified cost	$1,211,099	$97,223	$234,261	$952,563	$1,572,271
Investments, at value (Including securities loaned of $0, $0, $0, $0, and $0)	$1,637,559	$95,406	$244,115	$937,712	$1,904,482
Cash	44,931	3,687	1,629	42,812	69,357
Receivables for:
Investment sold	—	—	—	21,111	—
Capital shares sold	1,047	14	100	2,390	1,149
Dividends	1,184	33	305	39	802
Rights/Warrants, at value (cost: $0, $0, $0, $0, and $0)	—	—	—	—	—
Withholding tax	458	—	—	—	—
Prepaid registration fees	20	28	12	21	18
Other assets	135	14	83	101	146
Total Assets	1,685,334	99,182	246,244	1,004,186	1,975,954
Liabilities
Payables for:
Investments purchased	—	—	—	15,663	—
Capital shares reacquired	1,042	54	135	576	2,280
Collateral for securities loaned	—	—	—	—	—
Accrued expenses:
Management fees	904	64	161	652	1,290
12b-1 fees	6	—	6	2	8
Transfer agent fees	73	4	22	60	131
Trustees’ fees and expenses	120	3	71	117	180
Other	117	37	50	77	146
Total Liabilities	2,262	162	445	17,147	4,035
NET ASSETS	$1,683,072	$99,020	$245,799	$987,039	$1,971,919
Net Assets Consist of:
Paid-in capital	$1,202,479	$101,454	$215,476	$1,098,002	$1,515,082
Total distributable earnings/(loss)	480,593	(2,434)	30,323	(110,963)	456,837
	$1,683,072	$99,020	$245,799	$987,039	$1,971,919

The accompanying notes are an integral part of the Financial Statements.

⬤

	Harbor Large Cap Value Fund	Harbor Mid Cap Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$1,038,551	$67,565	$13,024	$369,393	$572,582
Shares of beneficial interest[1]	54,631	5,639	585	34,095	16,295
Net asset value per share[2]	$19.01	$11.98	$22.25	$10.83	$35.14
Institutional Class
Net assets	$617,342	$30,896	$205,100	$609,724	$1,362,890
Shares of beneficial interest[1]	32,463	2,581	9,218	56,806	38,812
Net asset value per share[2]	$19.02	$11.97	$22.25	$10.73	$35.12
Administrative Class
Net assets	$2,979	N/A	$3,302	$419	$3,435
Shares of beneficial interest[1]	157	N/A	147	46	99
Net asset value per share[2]	$19.02	N/A	$22.54	$9.19	$34.77
Investor Class
Net assets	$24,200	$559	$24,373	$7,503	$33,012
Shares of beneficial interest[1]	1,257	47	1,096	905	976
Net asset value per share[2]	$19.25	$11.91	$22.23	$8.29	$33.82

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

⬤

Harbor Funds
STATEMENTS OF OPERATIONS—Year Ended October 31, 2023

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor Core Plus Fund
Investment Income
Dividends	$140,891	$185	$—	$—
Interest	4,954	1,580	3,961	41,767
Net securities lending income	—	—	—	—
Consent fee income	—	—	—	56
Foreign taxes withheld	(1,781)	—	—	—
Foreign tax reclaims, net of applicable tax compliance fee (see Note 2)	—	—	—	—
Total Investment Income	144,064	1,765	3,961	41,823
Operating Expenses
Management fees	136,928	335	220	2,470
12b-1 fees:
Administrative Class	498	1	N/A	25
Investor Class	2,032	3	N/A	N/A
Shareholder communications	636	12	9	43
Custodian fees	796	31	29	84
Transfer agent fees:
Retirement Class	1,509	4	13	3
Institutional Class	14,264	38	33	965
Administrative Class	199	—	N/A	10
Investor Class	1,707	2	N/A	N/A
Professional fees	1,369	102	27	82
Trustees’ fees and expenses	1,197	3	5	52
Registration fees	203	54	29	52
Miscellaneous	532	12	7	30
Total Operating Expenses	161,870	597	372	3,816
Management fees waived	(9,975)	(17)	—	—
Transfer agent fees waived	(510)	(1)	(2)	(21)
Other expenses reimbursed	—	(147)	(95)	(24)
Custodian fees reduction	(43)	(2)	(— )	(2)
Net expenses	151,342	430	275	3,769
Net Investment Income/(Loss)	(7,278)	1,335	3,686	38,054
Net Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments (net of foreign capital gains tax: $0, $0, $0, $0, $0, $(12), $(2), $0, $259, $0, $0, $0, $0, $0 and $0)	636,066	(10,216)	(1,633)	(30,189)
In-kind redemptions	133,428	—	—	—
Foreign currency transactions	(457)	—	—	—
Rights/Warrants	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments (net of foreign capital gains tax accrual: $0, $0, $0, $0, $0, $0, $0, $0, $(192), $0, $0, $0, $0, $0 and $0)	3,883,072	12,555	(2,594)	4,972
Foreign currency transactions	(3)	—	—	20
Rights/Warrants	—	—	—	—
Net gain/(loss) on investment transactions	4,652,106	2,339	(4,227)	(25,197)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,644,828	$3,674	$(541)	$12,857
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Disruptive Innovation Fund	Harbor Diversified International All Cap Fund	Harbor International Fund	Harbor International Core Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund

$252	$29,788	$109,226	$5,585	$4,897	$9,709	$40,341	$1,512	$8,166	$6,715	$31,510
79	490	1,591	54	117	617	1,703	95	81	1,686	2,605
—	86	361	23	4	9	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—
(3)	(2,743)	(8,327)	(559)	(455)	(940)	(378)	—	—	(14)	(1)
—	—	3,189	—	—	—	—	—	—	—	—
328	27,621	106,040	5,103	4,563	9,395	41,666	1,607	8,247	8,387	34,114

592	7,206	25,499	1,040	2,722	2,310	11,698	720	2,163	7,583	16,211

5	22	29	N/A	—	1	8	N/A	9	1	19
40	24	675	22	19	10	66	2	69	20	90
13	25	157	14	14	34	51	12	28	32	124
52	235	468	143	85	123	52	14	31	41	68

3	130	116	5	16	17	246	14	5	72	124
53	294	2,539	107	277	180	690	25	235	644	1,496
2	9	11	N/A	—	1	3	N/A	3	1	8
34	20	567	18	16	8	56	2	58	16	76
30	131	299	78	82	52	146	28	40	81	153
5	51	180	7	19	15	104	5	15	54	116
53	58	111	54	55	87	81	44	56	90	98
12	30	86	11	18	11	61	10	16	31	61
894	8,235	30,737	1,499	3,323	2,849	13,262	876	2,728	8,666	18,644
—	—	—	—	—	—	—	—	—	—	—
(2)	(21)	(72)	(3)	(7)	(8)	(40)	(2)	(6)	(22)	(46)
(137)	(987)	(3,944)	(304)	(265)	(331)	(647)	(83)	(179)	—	—
(— )	(1)	(5)	(1)	(1)	(2)	(3)	(— )	(1)	(3)	(5)
755	7,226	26,716	1,191	3,050	2,508	12,572	791	2,542	8,641	18,593
(427)	20,395	79,324	3,912	1,513	6,887	29,094	816	5,705	(254)	15,521

(39,204)	(19,638)	(62,094)	(1,339)	3,930	2,094	61,367	1,960	17,452	(49,138)	162,096
—	—	—	—	—	—	—	—	—	—	—
(4)	137	1,078	(24)	(89)	(254)	—	—	—	—	—
—	(1)	5	—	—	—	—	—	—	—	—

43,100	98,549	443,518	4,020	20,060	(29,549)	(20,439)	(3,850)	(18,488)	5,961	(267,514)
—	54	437	1	37	(4)	—	—	—	—	—
—	6	16	—	—	—	—	—	—	—	—
3,892	79,107	382,960	2,658	23,938	(27,713)	40,928	(1,890)	(1,036)	(43,177)	(105,418)
$3,465	$99,502	$462,284	$6,570	$25,451	$(20,826)	$70,022	$(1,074)	$4,669	$(43,431)	$(89,897)

⬤

Harbor Funds
STATEMENTS OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021
	through	through	through	through	through	through
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$(7,278)	$(43,377)	$1,335	$503	$3,686	$1,820
Net realized gain/(loss) on investments	769,037	165,694	(10,216)	(4,062)	(1,633)	(4,988)
Change in net unrealized appreciation/(depreciation) of investments	3,883,069	(14,648,695)	12,555	(31,493)	(2,594)	(11,308)
Net increase/(decrease) in assets resulting from operations	4,644,828	(14,526,378)	3,674	(35,052)	(541)	(14,476)
Distributions to Shareholders
Retirement Class	—	(1,774,533)	(508)*	(5,078)	(2,566)	(864)
Institutional Class	—	(4,236,598)	(1,002)*	(20,117)	(1,364)	(1,726)
Administrative Class	—	(64,010)	(2)*	(10)	N/A	N/A
Investor Class	—	(245,539)	(27)*	(352)	N/A	N/A
Total distributions to shareholders	—	(6,320,680)	(1,539)	(25,557)	(3,930)	(2,590)
Net Increase/(Decrease) Derived from Capital Share Transactions	(3,752,107)	263,781	(138,907)	17,371	41,861	(56,045)
Net increase/(decrease) in net assets	892,721	(20,583,277)	(136,772)	(43,238)	37,390	(73,111)
Net Assets
Beginning of period	21,684,108	42,267,385	162,722	205,960	69,377	142,488
End of period	$22,576,829	$21,684,108	$25,950	$162,722	$106,767	$69,377

*
Includes return of capital of $36 for Retirement Class, $79 for Institutional Class, $1 for Administrative Class and $3 for Investor Class, determined in accordance with federal income tax regulations, see Note 5 in the Notes to Financial Statements for more information

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Core Plus Fund		Harbor Disruptive Innovation Fund		Harbor Diversified International All Cap Fund		Harbor International Fund		Harbor International Core Fund
November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021
through	through	through	through	through	through	through	through	through	through
October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022

$38,054	$35,812	$(427)	$(515)	$20,395	$19,600	$79,324	$98,461	$3,912	$2,572
(30,189)	(47,933)	(39,208)	(89,319)	(19,502)	(11,363)	(61,011)	(1,372)	(1,363)	(6,072)
4,992	(199,083)	43,100	(42,370)	98,609	(272,409)	443,971	(1,118,338)	4,021	(11,551)
12,857	(211,204)	3,465	(132,204)	99,502	(264,172)	462,284	(1,021,249)	6,570	(15,051)

(555)	(4,079)	—	(23,847)	(9,126)	(59,014)	(17,968)	(18,874)	(556)	(1,921)
(40,890)	(43,520)	—	(77,166)	(3,990)	(22,740)	(81,213)	(68,529)	(2,010)	(3,283)
(402)	(541)	—	(2,270)	(102)	(638)	(332)	(269)	N/A	N/A
N/A	N/A	—	(25,465)	(93)	(661)	(7,757)	(6,320)	(62)	(12)
(41,847)	(48,140)	—	(128,748)	(13,311)	(83,053)	(107,270)	(93,992)	(2,628)	(5,216)
7,966	(358,945)	(50,399)	21,971	5,125	(50,281)	(228,641)	(438,491)	39,765	57,654
(21,024)	(618,289)	(46,934)	(238,981)	91,316	(397,506)	126,373	(1,553,732)	43,707	37,387

948,029	1,566,318	108,220	347,201	807,736	1,205,242	3,016,835	4,570,567	90,460	53,073
$927,005	$948,029	$61,286	$108,220	$899,052	$807,736	$3,143,208	$3,016,835	$134,167	$90,460

⬤

Harbor Funds
STATEMENTS OF CHANGES IN NET ASSETS  —Continued

(All amounts in thousands)

	Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Large Cap Value Fund
	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021
	through	through	through	through	through	through
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$1,513	$1,312	$6,887	$1,648	$29,094	$28,002
Net realized gain/(loss) on investments	3,841	(3,649)	1,840	2,143	61,367	88,519
Change in net unrealized appreciation/(depreciation) of investments	20,097	(308,631)	(29,553)	(16,401)	(20,439)	(435,986)
Net increase/(decrease) in assets resulting from operations	25,451	(310,968)	(20,826)	(12,610)	70,022	(319,465)
Distributions to Shareholders
Retirement Class	—	(11,011)	(1,029)	(731)	(69,791)	(52,480)
Institutional Class	—	(55,495)	(2,528)	(3,330)	(37,634)	(36,416)
Administrative Class	—	(36)	(11)	(31)	(163)	(126)
Investor Class	—	(992)	(29)	(121)	(1,276)	(979)
Total distributions to shareholders	—	(67,534)	(3,597)	(4,213)	(108,864)	(90,001)
Net Increase/(Decrease) Derived from Capital Share Transactions	(82,177)	(146,117)	228,498	80,999	(385,812)	(40,120)
Net increase/(decrease) in net assets	(56,726)	(524,619)	204,075	64,176	(424,654)	(449,586)
Net Assets
Beginning of period	346,191	870,810	125,603	61,427	2,107,726	2,557,312
End of period	$289,465	$346,191	$329,678	$125,603	$1,683,072	$2,107,726
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Mid Cap Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund
November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021
through	through	through	through	through	through	through	through
October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022

$816	$395	$5,705	$7,372	$(254)	$(1,568)	$15,521	$8,959
1,960	54	17,452	29,401	(49,138)	40,115	162,096	142,404
(3,850)	(6,927)	(18,488)	(49,490)	5,961	(301,227)	(267,514)	(335,267)
(1,074)	(6,478)	4,669	(12,717)	(43,431)	(262,680)	(89,897)	(183,904)

(2,210)	(799)	(2,850)	(756)	(14,253)	(83,797)	(39,751)	(32,266)
(657)	(507)	(18,642)	(4,476)	(26,126)	(148,196)	(97,525)	(107,712)
N/A	N/A	(232)	(37)	(33)	(230)	(577)	(624)
(25)	(17)	(2,052)	(306)	(406)	(2,234)	(2,454)	(3,413)
(2,892)	(1,323)	(23,776)	(5,575)	(40,818)	(234,457)	(140,307)	(144,015)
13,968	35,025	(52,335)	(111,979)	156,624	281,609	60,619	(229,263)
10,002	27,224	(71,442)	(130,271)	72,375	(215,528)	(169,585)	(557,182)

89,018	61,794	317,241	447,512	914,664	1,130,192	2,141,504	2,698,686
$99,020	$89,018	$245,799	$317,241	$987,039	$914,664	$1,971,919	$2,141,504

⬤

Harbor Funds
STATEMENTS OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021
	through	through	through	through	through	through
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$1,316,173	$2,201,220	$10,283	$333	$34,739	$20,943
Reinvested distributions	—	1,592,630	508	5,077	2,504	817
Cost of shares reacquired	(2,356,701)	(2,000,911)	(34,815)	(687)	(10,931)	(11,313)
Cost of shares reacquired through in-kind redemptions	(39,540)	(104,908)	—	—	—	—
Net increase/(decrease) in net assets	$(1,080,068)	$1,688,031	$(24,024)	$4,723	$26,312	$10,447
Institutional Class
Net proceeds from sale of shares	$1,724,855	$2,793,878	$4,967	$41,896	$19,992	$5,104
Reinvested distributions	—	4,073,379	974	19,729	1,343	1,708
Cost of shares reacquired	(4,036,989)	(6,101,128)	(119,422)	(49,025)	(5,786)	(73,304)
Cost of shares reacquired through in-kind redemptions	(186,116)	(2,160,346)	—	—	—	—
Net increase/(decrease) in net assets	$(2,498,250)	$(1,394,217)	$(113,481)	$12,600	$15,549	$(66,492)
Administrative Class
Net proceeds from sale of shares	$30,898	$50,951	$7,134	$—	N/A	N/A
Reinvested distributions	—	59,341	2	10	N/A	N/A
Cost of shares reacquired	(59,393)	(142,425)	(7,154)	—	N/A	N/A
Net increase/(decrease) in net assets	$(28,495)	$(32,133)	$(18)	$10	N/A	N/A
Investor Class
Net proceeds from sale of shares	$97,140	$137,419	$1,373	$363	N/A	N/A
Reinvested distributions	—	240,718	27	352	N/A	N/A
Cost of shares reacquired	(242,434)	(376,037)	(2,784)	(677)	N/A	N/A
Net increase/(decrease) in net assets	$(145,294)	$2,100	$(1,384)	$38	N/A	N/A
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Core Plus Fund		Harbor Disruptive Innovation Fund		Harbor Diversified International All Cap Fund		Harbor International Fund		Harbor International Core Fund
November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021
through	through	through	through	through	through	through	through	through	through
October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022

$5,497	$24,136	$3,543	$9,859	$93,594	$118,341	$123,435	$98,153	$1,109	$10,846
551	4,079	—	23,286	9,017	58,029	16,714	18,178	556	1,921
(4,268)	(167,693)	(10,773)	(30,096)	(92,617)	(251,456)	(117,165)	(347,322)	(3,047)	(4,158)
—	—	—	—	—	—	—	—	—	—
$1,780	$(139,478)	$(7,230)	$3,049	$9,994	$(75,086)	$22,984	$(230,991)	$(1,382)	$8,609

$167,639	$92,911	$4,883	$40,752	$27,173	$69,833	$247,937	$1,135,261	$65,081	$54,089
39,380	41,739	—	55,436	3,287	19,287	76,238	63,912	1,714	3,014
(197,418)	(351,268)	(44,085)	(86,214)	(36,145)	(66,997)	(540,215)	(1,368,732)	(33,464)	(10,449)
—	—	—	—	—	—	—	—	—	—
$9,601	$(216,618)	$(39,202)	$9,974	$(5,685)	$22,123	$(216,040)	$(169,559)	$33,331	$46,654

$469	$1,569	$109	$442	$1,379	$1,298	$1,176	$1,230	N/A	N/A
402	538	—	2,269	102	638	326	265	N/A	N/A
(4,286)	(4,956)	(1,128)	(1,000)	(1,222)	(730)	(2,466)	(2,727)	N/A	N/A
$(3,415)	$(2,849)	$(1,019)	$1,711	$259	$1,206	$(964)	$(1,232)	N/A	N/A

N/A	N/A	$1,756	$10,514	$1,555	$1,955	$15,783	$15,131	$10,701	$2,615
N/A	N/A	—	23,829	93	661	7,669	6,246	62	12
N/A	N/A	(4,704)	(27,106)	(1,091)	(1,140)	(58,073)	(58,086)	(2,947)	(236)
N/A	N/A	$(2,948)	$7,237	$557	$1,476	$(34,621)	$(36,709)	$7,816	$2,391

⬤

Harbor Funds
STATEMENTS OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY  —Continued

(All amounts in thousands)

	Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Large Cap Value Fund
	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021
	through	through	through	through	through	through
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$2,937	$7,637	$124,572	$26,387	$146,234	$348,261
Reinvested distributions	—	9,892	1,029	731	50,642	35,373
Cost of shares reacquired	(12,216)	(27,149)	(13,960)	(3,508)	(457,930)	(291,879)
Cost of shares reacquired through in-kind redemptions	—	—	—	—	—	—
Net increase/(decrease) in net assets	$(9,279)	$(9,620)	$111,641	$23,610	$(261,054)	$91,755
Institutional Class
Net proceeds from sale of shares	$24,268	$63,120	$174,075	$64,841	$71,710	$178,362
Reinvested distributions	—	39,092	2,447	3,197	33,259	31,988
Cost of shares reacquired	(96,060)	(237,968)	(63,303)	(10,241)	(227,334)	(342,873)
Cost of shares reacquired through in-kind redemptions	—	—	—	—	—	—
Net increase/(decrease) in net assets	$(71,792)	$(135,756)	$113,219	$57,797	$(122,365)	$(132,523)
Administrative Class
Net proceeds from sale of shares	$18	$24	$—	$36	$66	$95
Reinvested distributions	—	36	11	31	162	125
Cost of shares reacquired	(88)	(347)	(33)	—	(414)	(315)
Net increase/(decrease) in net assets	$(70)	$(287)	$(22)	$67	$(186)	$(95)
Investor Class
Net proceeds from sale of shares	$533	$582	$5,099	$570	$2,598	$7,760
Reinvested distributions	—	983	29	121	1,207	931
Cost of shares reacquired	(1,569)	(2,019)	(1,468)	(1,166)	(6,012)	(7,948)
Net increase/(decrease) in net assets	$(1,036)	$(454)	$3,660	$(475)	$(2,207)	$743
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Mid Cap Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund
November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021
through	through	through	through	through	through	through	through
October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022

$10,788	$45,026	$2,980	$6,964	$131,318	$60,506	$141,561	$175,100
2,210	798	2,844	756	13,969	81,741	25,422	21,850
(10,101)	(12,252)	(35,194)	(18,313)	(54,015)	(51,731)	(128,371)	(123,005)
—	—	—	—	—	—	—	—
$2,897	$33,572	$(29,370)	$(10,593)	$91,272	$90,516	$38,612	$73,945

$13,414	$9,725	$36,672	$57,830	$166,648	$221,233	$291,121	$288,779
657	507	17,471	4,303	24,279	140,465	88,682	99,186
(2,745)	(8,807)	(75,154)	(160,855)	(126,598)	(173,419)	(350,991)	(671,440)
—	—	—	—	—	—	—	—
$11,326	$1,425	$(21,011)	$(98,722)	$64,329	$188,279	$28,812	$(283,475)

N/A	N/A	$697	$652	$26	$91	$627	$1,029
N/A	N/A	142	23	33	230	511	557
N/A	N/A	(613)	(1,080)	(256)	(189)	(6,102)	(2,834)
N/A	N/A	$226	$(405)	$(197)	$132	$(4,964)	$(1,248)

$79	$242	$2,397	$5,569	$2,116	$2,086	$4,905	$4,759
25	17	1,961	293	396	2,183	2,316	3,282
(359)	(231)	(6,538)	(8,121)	(1,292)	(1,587)	(9,062)	(26,526)
$(255)	$28	$(2,180)	$(2,259)	$1,220	$2,682	$(1,841)	$(18,485)

⬤

Harbor Funds
STATEMENTS OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY  —Continued

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021
	through	through	through	through	through	through
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
SHARES
Retirement Class
Shares sold	17,515	24,726	1,015	30	3,916	2,385
Shares issued due to reinvestment of distributions	—	16,588	51	445	283	84
Shares reacquired	(31,369)	(24,703)	(3,418)	(56)	(1,232)	(1,132)
Shares reacquired through in-kind redemptions	(474)	(1,382)	—	—	—	—
Net increase/(decrease) in shares outstanding	(14,328)	15,229	(2,352)	419	2,967	1,337
Institutional Class
Shares sold	23,132	33,349	494	3,995	2,308	501
Shares issued due to reinvestment of distributions	—	42,475	98	1,729	152	171
Shares reacquired	(53,439)	(73,341)	(11,915)	(4,626)	(660)	(7,405)
Shares reacquired through in-kind redemptions	(2,541)	(30,336)	—	—	—	—
Net increase/(decrease) in shares outstanding	(32,848)	(27,853)	(11,323)	1,098	1,800	(6,733)
Administrative Class
Shares sold	427	633	738	—	N/A	N/A
Shares issued due to reinvestment of distributions	—	643	—	1	N/A	N/A
Shares reacquired	(817)	(1,779)	(737)	—	N/A	N/A
Net increase/(decrease) in shares outstanding	(390)	(503)	1	1	N/A	N/A
Investor Class
Shares sold	1,378	1,763	134	34	N/A	N/A
Shares issued due to reinvestment of distributions	—	2,705	3	31	N/A	N/A
Shares reacquired	(3,533)	(4,883)	(280)	(61)	N/A	N/A
Net increase/(decrease) in shares outstanding	(2,155)	(415)	(143)	4	N/A	N/A
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Core Plus Fund		Harbor Disruptive Innovation Fund		Harbor Diversified International All Cap Fund		Harbor International Fund		Harbor International Core Fund
November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021
through	through	through	through	through	through	through	through	through	through
October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022

550	2,119	754	1,653	8,139	10,154	2,969	2,586	102	919
55	350	—	3,230	849	4,733	434	402	53	157
(427)	(15,525)	(2,305)	(5,607)	(8,163)	(20,840)	(2,844)	(8,148)	(277)	(358)
—	—	—	—	—	—	—	—	—	—
178	(13,056)	(1,551)	(724)	825	(5,953)	559	(5,160)	(122)	718

16,607	8,400	1,056	6,128	2,443	5,624	5,951	28,770	5,966	5,060
3,923	3,725	—	7,775	309	1,573	1,971	1,406	164	246
(19,729)	(31,555)	(9,741)	(12,431)	(3,176)	(5,799)	(13,037)	(34,392)	(3,035)	(968)
—	—	—	—	—	—	—	—	—	—
801	(19,430)	(8,685)	1,472	(424)	1,398	(5,115)	(4,216)	3,095	4,338

47	140	28	98	124	108	28	30	N/A	N/A
40	48	—	375	10	52	8	6	N/A	N/A
(427)	(471)	(300)	(213)	(107)	(65)	(59)	(66)	N/A	N/A
(340)	(283)	(272)	260	27	95	(23)	(30)	N/A	N/A

N/A	N/A	494	1,688	137	172	376	370	972	249
N/A	N/A	—	4,405	9	54	200	139	6	1
N/A	N/A	(1,325)	(5,652)	(100)	(99)	(1,403)	(1,378)	(271)	(22)
N/A	N/A	(831)	441	46	127	(827)	(869)	707	228

⬤

Harbor Funds
STATEMENTS OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY  —Continued

(All amounts in thousands)

	Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Large Cap Value Fund
	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021
	through	through	through	through	through	through
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
SHARES
Retirement Class
Shares sold	192	474	8,789	2,025	7,483	16,962
Shares issued due to reinvestment of distributions	—	488	77	50	2,711	1,628
Shares reacquired	(815)	(1,584)	(1,012)	(256)	(23,556)	(13,983)
Shares reacquired through in-kind redemptions	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	(623)	(622)	7,854	1,819	(13,362)	4,607
Institutional Class
Shares sold	1,621	3,777	12,277	4,917	3,675	8,415
Shares issued due to reinvestment of distributions	—	1,931	183	220	1,778	1,474
Shares reacquired	(6,517)	(14,928)	(4,632)	(747)	(11,519)	(16,559)
Shares reacquired through in-kind redemptions	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	(4,896)	(9,220)	7,828	4,390	(6,066)	(6,670)
Administrative Class
Shares sold	1	2	—	3	3	4
Shares issued due to reinvestment of distributions	—	2	1	2	9	6
Shares reacquired	(6)	(20)	(3)	—	(21)	(14)
Net increase/(decrease) in shares outstanding	(5)	(16)	(2)	5	(9)	(4)
Investor Class
Shares sold	35	35	360	42	132	368
Shares issued due to reinvestment of distributions	—	48	2	8	64	42
Shares reacquired	(104)	(128)	(106)	(80)	(302)	(376)
Net increase/(decrease) in shares outstanding	(69)	(45)	256	(30)	(106)	34
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Mid Cap Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund
November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021
through	through	through	through	through	through	through	through
October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022

866	3,697	126	282	10,867	4,693	3,745	4,452
186	56	129	31	1,297	5,657	724	548
(802)	(921)	(1,492)	(740)	(4,521)	(3,906)	(3,379)	(3,074)
—	—	—	—	—	—	—	—
250	2,832	(1,237)	(427)	7,643	6,444	1,090	1,926

1,043	705	1,561	2,335	14,335	17,184	7,664	7,235
55	36	792	178	2,273	9,796	2,524	2,486
(214)	(678)	(3,250)	(6,634)	(10,783)	(12,362)	(9,242)	(16,748)
—	—	—	—	—	—	—	—
884	63	(897)	(4,121)	5,825	14,618	946	(7,027)

N/A	N/A	30	26	3	8	17	26
N/A	N/A	7	1	4	19	15	14
N/A	N/A	(26)	(43)	(25)	(17)	(168)	(73)
N/A	N/A	11	(16)	(18)	10	(136)	(33)

7	17	103	228	236	201	137	122
2	1	89	12	48	193	68	85
(29)	(17)	(282)	(341)	(145)	(149)	(246)	(666)
(20)	1	(90)	(101)	139	245	(41)	(459)

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND

	Retirement Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$66.82	$124.89	$99.19	$75.79	$73.98
Income from Investment Operations
Net investment income/(loss)[a,b]	0.03	(0.06)	(0.27)	(0.08)	0.13
Net realized and unrealized gain/(loss) on investments	15.29	(39.22)	38.73	30.27	8.54
Total from investment operations	15.32	(39.28)	38.46	30.19	8.67
Less Distributions
Dividends from net investment income	—	—	—	(0.12)	(0.21)
Distributions from net realized capital gains	—	(18.79)	(12.76)	(6.67)	(6.65)
Total distributions	—	(18.79)	(12.76)	(6.79)	(6.86)
Net asset value end of period	$82.14	$66.82	$124.89	$99.19	$75.79
Net assets end of period (000s)	$7,562,038	$7,108,919	$11,385,191	$9,549,061	$6,970,617
Ratios and Supplemental Data (%)
Total return[c]	22.93%	(36.03)%	41.33%	42.79%	13.73%
Ratio of total expenses to average net assets^	0.64	0.64	0.63	0.64	0.63
Ratio of net expenses to average net assets[a]	0.59	0.58	0.57	0.58	0.58
Ratio of net investment income/(loss) to average net assets[a]	0.04	(0.07)	(0.25)	(0.09)	0.18
Portfolio turnover	27	34	48	51	40

	Administrative Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$64.08	$120.94	$96.68	$74.15	$72.54
Income from Investment Operations
Net investment income/(loss)[a,b]	(0.21)	(0.33)	(0.61)	(0.34)	(0.09)
Net realized and unrealized gain/(loss) on investments	14.64	(37.74)	37.63	29.54	8.35
Total from investment operations	14.43	(38.07)	37.02	29.20	8.26
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	—	(18.79)	(12.76)	(6.67)	(6.65)
Total distributions	—	(18.79)	(12.76)	(6.67)	(6.65)
Net asset value end of period	$78.51	$64.08	$120.94	$96.68	$74.15
Net assets end of period (000s)	$199,055	$187,390	$414,600	$420,324	$345,550
Ratios and Supplemental Data (%)
Total return[c]	22.52%	(36.23)%	40.86%	42.32%	13.35%
Ratio of total expenses to average net assets^	0.97	0.97	0.96	0.97	0.96
Ratio of net expenses to average net assets[a]	0.92	0.91	0.90	0.91	0.91
Ratio of net investment income/(loss) to average net assets[a]	(0.29)	(0.41)	(0.57)	(0.41)	(0.13)
Portfolio turnover	27	34	48	51	40

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND—Continued

	Institutional Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$66.69	$124.78	$99.18	$75.78	$73.97
Income from Investment Operations
Net investment income/(loss)[a,b]	(0.03)	(0.13)	(0.36)	(0.14)	0.08
Net realized and unrealized gain/(loss) on investments	15.26	(39.17)	38.72	30.26	8.53
Total from investment operations	15.23	(39.30)	38.36	30.12	8.61
Less Distributions
Dividends from net investment income	—	—	—	(0.05)	(0.15)
Distributions from net realized capital gains	—	(18.79)	(12.76)	(6.67)	(6.65)
Total distributions	—	(18.79)	(12.76)	(6.72)	(6.80)
Net asset value end of period	$81.92	$66.69	$124.78	$99.18	$75.78
Net assets end of period (000s)	$14,002,664	$13,590,549	$28,902,862	$25,579,181	$21,311,587
Ratios and Supplemental Data (%)
Total return[c]	22.84%	(36.08)%	41.22%	42.68%	13.63%
Ratio of total expenses to average net assets^	0.72	0.72	0.71	0.72	0.71
Ratio of net expenses to average net assets[a]	0.67	0.66	0.65	0.66	0.66
Ratio of net investment income/(loss) to average net assets[a]	(0.04)	(0.16)	(0.33)	(0.16)	0.11
Portfolio turnover	27	34	48	51	40

	Investor Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$61.68	$117.30	$94.19	$72.48	$71.15
Income from Investment Operations
Net investment income/(loss)[a,b]	(0.28)	(0.40)	(0.72)	(0.43)	(0.17)
Net realized and unrealized gain/(loss) on investments	14.09	(36.43)	36.59	28.81	8.15
Total from investment operations	13.81	(36.83)	35.87	28.38	7.98
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	—	(18.79)	(12.76)	(6.67)	(6.65)
Total distributions	—	(18.79)	(12.76)	(6.67)	(6.65)
Net asset value end of period	$75.49	$61.68	$117.30	$94.19	$72.48
Net assets end of period (000s)	$813,072	$797,250	$1,564,732	$1,282,355	$1,083,896
Ratios and Supplemental Data (%)
Total return[c]	22.39%	(36.31)%	40.71%	42.15%	13.21%
Ratio of total expenses to average net assets^	1.08	1.08	1.08	1.09	1.08
Ratio of net expenses to average net assets[a]	1.03	1.02	1.01	1.03	1.03
Ratio of net investment income/(loss) to average net assets[a]	(0.40)	(0.52)	(0.69)	(0.53)	(0.25)
Portfolio turnover	27	34	48	51	40

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CONVERTIBLE SECURITIES FUND

	Retirement Class
Year Ended October 31,	2023[d]	2022	2021	2020	2019
Net asset value beginning of period	$9.82	$13.69	$12.49	$10.82	$10.47
Income from Investment Operations
Net investment income/(loss)[a,b]	0.24	0.04	0.02	0.07	0.10
Net realized and unrealized gain/(loss) on investments	(0.32)	(2.22)	2.43	2.02	0.92
Total from investment operations	(0.08)	(2.18)	2.45	2.09	1.02
Less Distributions
Dividends from net investment income	(0.28)	(0.08)	(0.09)	(0.09)	(0.18)
Distributions from net realized capital gains	—	(1.61)	(1.16)	(0.33)	(0.49)
Return of capital	(0.04)	—	—	—	—
Total distributions	(0.32)	(1.69)	(1.25)	(0.42)	(0.67)
Proceeds from redemption fees	—	—	—*	—*	—*
Net asset value end of period	$9.42	$9.82	$13.69	$12.49	$10.82
Net assets end of period (000s)	$10,174	$33,711	$41,250	$34,307	$24,697
Ratios and Supplemental Data (%)
Total return[c]	(0.73)%	(17.59)%	20.23%	19.93%	10.48%
Ratio of total expenses to average net assets^	0.98	0.74	0.73	0.74	0.74
Ratio of net expenses to average net assets[a]	0.69	0.68	0.67	0.69	0.69
Ratio of net investment income/(loss) to average net assets[a]	2.40	0.35	0.15	0.60	0.98
Portfolio turnover	127	66	50	101	74

	Administrative Class
Year Ended October 31,	2023[d]	2022	2021	2020	2019
Net asset value beginning of period	$9.78	$13.63	$12.46	$10.80	$10.44
Income from Investment Operations
Net investment income/(loss)[a,b]	0.27	—*	(0.02)	0.03	0.07
Net realized and unrealized gain/(loss) on investments	(0.42)	(2.20)	2.42	2.01	0.91
Total from investment operations	(0.15)	(2.20)	2.40	2.04	0.98
Less Distributions
Dividends from net investment income	(0.21)	(0.04)	(0.07)	(0.05)	(0.13)
Distributions from net realized capital gains	—	(1.61)	(1.16)	(0.33)	(0.49)
Return of capital	(0.02)	—	—	—	—
Total distributions	(0.23)	(1.65)	(1.23)	(0.38)	(0.62)
Proceeds from redemption fees	—	—	—*	—*	—*
Net asset value end of period	$9.40	$9.78	$13.63	$12.46	$10.80
Net assets end of period (000s)	$71	$70	$85	$70	$59
Ratios and Supplemental Data (%)
Total return[c]	(1.47)%	(17.84)%	19.87%	19.48%	10.11%
Ratio of total expenses to average net assets^	1.24	1.07	1.06	1.07	1.07
Ratio of net expenses to average net assets[a]	0.97	1.01	1.00	1.02	1.02
Ratio of net investment income/(loss) to average net assets[a]	2.71	0.02	(0.18)	0.29	0.64
Portfolio turnover	127	66	50	101	74

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CONVERTIBLE SECURITIES FUND—Continued

	Institutional Class
Year Ended October 31,	2023[d]	2022	2021	2020	2019
Net asset value beginning of period	$9.82	$13.68	$12.48	$10.83	$10.48
Income from Investment Operations
Net investment income/(loss)[a,b]	0.23	0.03	0.01	0.06	0.09
Net realized and unrealized gain/(loss) on investments	(0.32)	(2.21)	2.43	2.00	0.92
Total from investment operations	(0.09)	(2.18)	2.44	2.06	1.01
Less Distributions
Dividends from net investment income	(0.28)	(0.07)	(0.08)	(0.08)	(0.17)
Distributions from net realized capital gains	—	(1.61)	(1.16)	(0.33)	(0.49)
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.31)	(1.68)	(1.24)	(0.41)	(0.66)
Proceeds from redemption fees	—	—	—*	—*	—*
Net asset value end of period	$9.42	$9.82	$13.68	$12.48	$10.83
Net assets end of period (000s)	$15,052	$126,865	$161,772	$117,269	$114,130
Ratios and Supplemental Data (%)
Total return[c]	(0.83)%	(17.62)%	20.18%	19.63%	10.39%
Ratio of total expenses to average net assets^	1.06	0.82	0.81	0.82	0.82
Ratio of net expenses to average net assets[a]	0.77	0.76	0.75	0.77	0.77
Ratio of net investment income/(loss) to average net assets[a]	2.31	0.27	0.06	0.55	0.89
Portfolio turnover	127	66	50	101	74

	Investor Class
Year Ended October 31,	2023[d]	2022	2021	2020	2019
Net asset value beginning of period	$9.77	$13.62	$12.46	$10.80	$10.45
Income from Investment Operations
Net investment income/(loss)[a,b]	0.24	(0.01)	(0.04)	0.02	0.05
Net realized and unrealized gain/(loss) on investments	(0.36)	(2.20)	2.43	2.00	0.92
Total from investment operations	(0.12)	(2.21)	2.39	2.02	0.97
Less Distributions
Dividends from net investment income	(0.24)	(0.03)	(0.07)	(0.03)	(0.13)
Distributions from net realized capital gains	—	(1.61)	(1.16)	(0.33)	(0.49)
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.27)	(1.64)	(1.23)	(0.36)	(0.62)
Proceeds from redemption fees	—	—	—*	—*	—*
Net asset value end of period	$9.38	$9.77	$13.62	$12.46	$10.80
Net assets end of period (000s)	$653	$2,076	$2,853	$2,420	$2,066
Ratios and Supplemental Data (%)
Total return[c]	(1.23)%	(17.92)%	19.76%	19.33%	9.99%
Ratio of total expenses to average net assets^	1.40	1.18	1.17	1.19	1.19
Ratio of net expenses to average net assets[a]	1.12	1.12	1.11	1.14	1.14
Ratio of net investment income/(loss) to average net assets[a]	2.46	(0.10)	(0.29)	0.17	0.52
Portfolio turnover	127	66	50	101	74

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CORE BOND FUND

	Retirement Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$8.64	$10.61	$11.06	$10.64	$9.84
Income from Investment Operations
Net investment income/(loss)[a,b]	0.34	0.22	0.19	0.26	0.31
Net realized and unrealized gain/(loss) on investments	(0.27)	(1.90)	(0.19)	0.50	0.79
Total from investment operations	0.07	(1.68)	—	0.76	1.10
Less Distributions
Dividends from net investment income	(0.37)	(0.29)	(0.23)	(0.27)	(0.30)
Distributions from net realized capital gains	—	—	(0.22)	(0.07)	—
Total distributions	(0.37)	(0.29)	(0.45)	(0.34)	(0.30)
Net asset value end of period	$8.34	$8.64	$10.61	$11.06	$10.64
Net assets end of period (000s)	$64,662	$41,312	$36,557	$29,428	$5,298
Ratios and Supplemental Data (%)
Total return[c]	0.63%	(16.14)%	(0.01)%	7.36%	11.34%
Ratio of total expenses to average net assets^	0.36	0.37	0.43	0.43	0.45
Ratio of net expenses to average net assets[a]	0.26	0.27	0.37	0.37	0.37
Ratio of net investment income/(loss) to average net assets[a]	3.88	2.28	1.77	2.35	2.98
Portfolio turnover	71	60	47	70	61

	Institutional Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$8.64	$10.61	$11.06	$10.64	$9.84
Income from Investment Operations
Net investment income/(loss)[a,b]	0.34	0.20	0.18	0.26	0.30
Net realized and unrealized gain/(loss) on investments	(0.28)	(1.89)	(0.19)	0.50	0.79
Total from investment operations	0.06	(1.69)	(0.01)	0.76	1.09
Less Distributions
Dividends from net investment income	(0.36)	(0.28)	(0.22)	(0.27)	(0.29)
Distributions from net realized capital gains	—	—	(0.22)	(0.07)	—
Total distributions	(0.36)	(0.28)	(0.44)	(0.34)	(0.29)
Net asset value end of period	$8.34	$8.64	$10.61	$11.06	$10.64
Net assets end of period (000s)	$42,105	$28,065	$105,931	$86,173	$79,458
Ratios and Supplemental Data (%)
Total return[c]	0.55%	(16.21)%	(0.09)%	7.28%	11.26%
Ratio of total expenses to average net assets^	0.44	0.45	0.51	0.51	0.53
Ratio of net expenses to average net assets[a]	0.34	0.36	0.45	0.45	0.45
Ratio of net investment income/(loss) to average net assets[a]	3.79	2.03	1.70	2.35	2.89
Portfolio turnover	71	60	47	70	61

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CORE PLUS FUND

	Retirement Class
Year Ended October 31,	2023	2022[e]	2021	2020	2019
Net asset value beginning of period	$9.78	$12.06	$12.35	$11.90	$11.09
Income from Investment Operations
Net investment income/(loss)[a,b]	0.40	0.32	0.32	0.31	0.38
Net realized and unrealized gain/(loss) on investments	(0.24)	(2.18)	(0.21)	0.49	0.80
Total from investment operations	0.16	(1.86)	0.11	0.80	1.18
Less Distributions
Dividends from net investment income	(0.44)	(0.40)	(0.27)	(0.35)	(0.37)
Distributions from net realized capital gains	—	(0.02)	(0.13)	—	—
Total distributions	(0.44)	(0.42)	(0.40)	(0.35)	(0.37)
Net asset value end of period	$9.50	$9.78	$12.06	$12.35	$11.90
Net assets end of period (000s)	$13,726	$12,389	$172,699	$166,740	$12,802
Ratios and Supplemental Data (%)
Total return[c]	1.43%	(15.78)%	0.88%	6.82%	10.84%
Ratio of total expenses to average net assets^	0.30	0.42	0.53	0.58	1.06
Ratio of net expenses to average net assets[a]	0.30	0.36	0.43	0.48	0.96
Ratio of net expenses excluding interest expense to average net assets[a]	0.30	0.36	0.43	0.43	0.43
Ratio of net investment income/(loss) to average net assets[a]	3.94	2.83	2.63	2.56	3.30
Portfolio turnover	55	219	370	558	644

	Administrative Class
Year Ended October 31,	2023	2022[e]	2021	2020	2019
Net asset value beginning of period	$9.78	$12.08	$12.37	$11.92	$11.11
Income from Investment Operations
Net investment income/(loss)[a,b]	0.36	0.29	0.28	0.28	0.35
Net realized and unrealized gain/(loss) on investments	(0.24)	(2.21)	(0.21)	0.48	0.79
Total from investment operations	0.12	(1.92)	0.07	0.76	1.14
Less Distributions
Dividends from net investment income	(0.40)	(0.36)	(0.23)	(0.31)	(0.33)
Distributions from net realized capital gains	—	(0.02)	(0.13)	—	—
Total distributions	(0.40)	(0.38)	(0.36)	(0.31)	(0.33)
Net asset value end of period	$9.50	$9.78	$12.08	$12.37	$11.92
Net assets end of period (000s)	$7,664	$11,223	$17,270	$18,302	$19,498
Ratios and Supplemental Data (%)
Total return[c]	1.10%	(16.20)%	0.54%	6.44%	10.44%
Ratio of total expenses to average net assets^	0.63	0.71	0.86	0.97	1.39
Ratio of net expenses to average net assets[a]	0.63	0.67	0.76	0.87	1.29
Ratio of net expenses excluding interest expense to average net assets[a]	0.63	0.67	0.76	0.76	0.76
Ratio of net investment income/(loss) to average net assets[a]	3.58	2.64	2.29	2.32	3.01
Portfolio turnover	55	219	370	558	644

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CORE PLUS FUND—Continued

	Institutional Class
Year Ended October 31,	2023	2022[e]	2021	2020	2019
Net asset value beginning of period	$9.77	$12.07	$12.36	$11.91	$11.10
Income from Investment Operations
Net investment income/(loss)[a,b]	0.39	0.32	0.31	0.31	0.37
Net realized and unrealized gain/(loss) on investments	(0.24)	(2.21)	(0.21)	0.48	0.80
Total from investment operations	0.15	(1.89)	0.10	0.79	1.17
Less Distributions
Dividends from net investment income	(0.43)	(0.39)	(0.26)	(0.34)	(0.36)
Distributions from net realized capital gains	—	(0.02)	(0.13)	—	—
Total distributions	(0.43)	(0.41)	(0.39)	(0.34)	(0.36)
Net asset value end of period	$9.49	$9.77	$12.07	$12.36	$11.91
Net assets end of period (000s)	$905,615	$924,416	$1,376,349	$1,844,961	$1,958,600
Ratios and Supplemental Data (%)
Total return[c]	1.35%	(15.99)%	0.79%	6.72%	10.74%
Ratio of total expenses to average net assets^	0.38	0.46	0.61	0.73	1.14
Ratio of net expenses to average net assets[a]	0.38	0.42	0.51	0.62	1.04
Ratio of net expenses excluding interest expense to average net assets[a]	0.38	0.42	0.51	0.51	0.51
Ratio of net investment income/(loss) to average net assets[a]	3.85	2.88	2.52	2.58	3.23
Portfolio turnover	55	219	370	558	644

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR DISRUPTIVE INNOVATION FUND

	Retirement Class
Year Ended October 31,	2023	2022	2021[f]	2020	2019
Net asset value beginning of period	$4.37	$14.40	$12.93	$10.91	$10.88
Income from Investment Operations
Net investment income/(loss)[a,b]	(0.02)	(0.01)	(0.08)	(0.06)	(0.04)
Net realized and unrealized gain/(loss) on investments	0.11	(4.60)	3.48	4.25	1.85
Total from investment operations	0.09	(4.61)	3.40	4.19	1.81
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	—	(5.42)	(1.93)	(2.17)	(1.78)
Total distributions	—	(5.42)	(1.93)	(2.17)	(1.78)
Net asset value end of period	$4.46	$4.37	$14.40	$12.93	$10.91
Net assets end of period (000s)	$9,761	$16,353	$64,310	$64,242	$31,265
Ratios and Supplemental Data (%)
Total return[c]	2.06%	(46.85)%	27.41%	46.03%	21.38%
Ratio of total expenses to average net assets^	0.91	0.83	0.85	0.83	0.82
Ratio of net expenses to average net assets[a]	0.75	0.52	0.74	0.79	0.81
Ratio of net investment income/(loss) to average net assets[a]	(0.36)	(0.15)	(0.56)	(0.53)	(0.37)
Portfolio turnover	72	75	182	113	70

	Administrative Class
Year Ended October 31,	2023	2022	2021[f]	2020	2019
Net asset value beginning of period	$3.66	$13.08	$11.93	$10.26	$10.37
Income from Investment Operations
Net investment income/(loss)[a,b]	(0.03)	(0.03)	(0.11)	(0.08)	(0.06)
Net realized and unrealized gain/(loss) on investments	0.08	(3.97)	3.19	3.92	1.73
Total from investment operations	0.05	(4.00)	3.08	3.84	1.67
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	—	(5.42)	(1.93)	(2.17)	(1.78)
Total distributions	—	(5.42)	(1.93)	(2.17)	(1.78)
Net asset value end of period	$3.71	$3.66	$13.08	$11.93	$10.26
Net assets end of period (000s)	$1,521	$2,492	$5,518	$3,666	$2,687
Ratios and Supplemental Data (%)
Total return[c]	1.37%	(46.96)%	26.98%	45.42%	21.04%
Ratio of total expenses to average net assets^	1.24	1.16	1.17	1.16	1.15
Ratio of net expenses to average net assets[a]	1.08	0.86	1.06	1.12	1.14
Ratio of net investment income/(loss) to average net assets[a]	(0.69)	(0.48)	(0.88)	(0.84)	(0.66)
Portfolio turnover	72	75	182	113	70

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR DISRUPTIVE INNOVATION FUND—Continued

	Institutional Class
Year Ended October 31,	2023	2022	2021[f]	2020	2019
Net asset value beginning of period	$4.32	$14.31	$12.87	$10.88	$10.86
Income from Investment Operations
Net investment income/(loss)[a,b]	(0.02)	(0.01)	(0.09)	(0.06)	(0.05)
Net realized and unrealized gain/(loss) on investments	0.10	(4.56)	3.46	4.22	1.85
Total from investment operations	0.08	(4.57)	3.37	4.16	1.80
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	—	(5.42)	(1.93)	(2.17)	(1.78)
Total distributions	—	(5.42)	(1.93)	(2.17)	(1.78)
Net asset value end of period	$4.40	$4.32	$14.31	$12.87	$10.88
Net assets end of period (000s)	$36,134	$72,988	$220,842	$236,863	$198,544
Ratios and Supplemental Data (%)
Total return[c]	1.85%	(46.87)%	27.29%	45.84%	21.32%
Ratio of total expenses to average net assets^	0.99	0.91	0.93	0.91	0.90
Ratio of net expenses to average net assets[a]	0.83	0.61	0.82	0.87	0.89
Ratio of net investment income/(loss) to average net assets[a]	(0.44)	(0.24)	(0.64)	(0.58)	(0.48)
Portfolio turnover	72	75	182	113	70

	Investor Class
Year Ended October 31,	2023	2022	2021[f]	2020	2019
Net asset value beginning of period	$3.27	$12.36	$11.37	$9.88	$10.07
Income from Investment Operations
Net investment income/(loss)[a,b]	(0.03)	(0.03)	(0.12)	(0.09)	(0.08)
Net realized and unrealized gain/(loss) on investments	0.07	(3.64)	3.04	3.75	1.67
Total from investment operations	0.04	(3.67)	2.92	3.66	1.59
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	—	(5.42)	(1.93)	(2.17)	(1.78)
Total distributions	—	(5.42)	(1.93)	(2.17)	(1.78)
Net asset value end of period	$3.31	$3.27	$12.36	$11.37	$9.88
Net assets end of period (000s)	$13,870	$16,387	$56,531	$36,399	$20,891
Ratios and Supplemental Data (%)
Total return[c]	1.22%	(47.05)%	26.88%	45.32%	20.83%
Ratio of total expenses to average net assets^	1.35	1.27	1.29	1.28	1.27
Ratio of net expenses to average net assets[a]	1.19	0.96	1.17	1.24	1.26
Ratio of net investment income/(loss) to average net assets[a]	(0.80)	(0.59)	(0.99)	(0.96)	(0.85)
Portfolio turnover	72	75	182	113	70

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND

	Retirement Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$9.75	$13.83	$10.25	$11.17	$10.41
Income from Investment Operations
Net investment income/(loss)[a,b]	0.25	0.23	0.21	0.14	0.26
Net realized and unrealized gain/(loss) on investments	0.95	(3.36)	3.50	(0.81)	0.92
Total from investment operations	1.20	(3.13)	3.71	(0.67)	1.18
Less Distributions
Dividends from net investment income	(0.16)	(0.23)	(0.13)	(0.25)	(0.13)
Distributions from net realized capital gains	—	(0.72)	—	—	(0.29)
Total distributions	(0.16)	(0.95)	(0.13)	(0.25)	(0.42)
Net asset value end of period	$10.79	$9.75	$13.83	$10.25	$11.17
Net assets end of period (000s)	$610,787	$543,857	$853,454	$533,318	$499,288
Ratios and Supplemental Data (%)
Total return[c]	12.38%	(24.03)%	36.32%	(6.25)%	11.99%
Ratio of total expenses to average net assets^	0.82	0.84	0.84	0.85	0.87
Ratio of net expenses to average net assets[a]	0.72	0.72	0.71	0.70	0.68
Ratio of net investment income/(loss) to average net assets[a]	2.16	1.98	1.54	1.32	2.42
Portfolio turnover	19	24	51	25	22

	Administrative Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$9.71	$13.77	$10.22	$11.14	$10.39
Income from Investment Operations
Net investment income/(loss)[a,b]	0.21	0.20	0.16	0.10	0.22
Net realized and unrealized gain/(loss) on investments	0.96	(3.35)	3.48	(0.80)	0.92
Total from investment operations	1.17	(3.15)	3.64	(0.70)	1.14
Less Distributions
Dividends from net investment income	(0.13)	(0.19)	(0.09)	(0.22)	(0.10)
Distributions from net realized capital gains	—	(0.72)	—	—	(0.29)
Total distributions	(0.13)	(0.91)	(0.09)	(0.22)	(0.39)
Net asset value end of period	$10.75	$9.71	$13.77	$10.22	$11.14
Net assets end of period (000s)	$8,506	$7,419	$9,213	$6,446	$6,800
Ratios and Supplemental Data (%)
Total return[c]	12.06%	(24.24)%	35.76%	(6.54)%	11.58%
Ratio of total expenses to average net assets^	1.15	1.17	1.17	1.18	1.20
Ratio of net expenses to average net assets[a]	1.05	1.05	1.04	1.03	1.01
Ratio of net investment income/(loss) to average net assets[a]	1.81	1.73	1.17	0.99	2.06
Portfolio turnover	19	24	51	25	22

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND—Continued

	Institutional Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$9.75	$13.82	$10.25	$11.17	$10.41
Income from Investment Operations
Net investment income/(loss)[a,b]	0.24	0.23	0.19	0.13	0.25
Net realized and unrealized gain/(loss) on investments	0.96	(3.36)	3.50	(0.81)	0.92
Total from investment operations	1.20	(3.13)	3.69	(0.68)	1.17
Less Distributions
Dividends from net investment income	(0.16)	(0.22)	(0.12)	(0.24)	(0.12)
Distributions from net realized capital gains	—	(0.72)	—	—	(0.29)
Total distributions	(0.16)	(0.94)	(0.12)	(0.24)	(0.41)
Net asset value end of period	$10.79	$9.75	$13.82	$10.25	$11.17
Net assets end of period (000s)	$270,054	$248,130	$332,503	$247,212	$257,860
Ratios and Supplemental Data (%)
Total return[c]	12.28%	(24.04)%	36.12%	(6.33)%	11.90%
Ratio of total expenses to average net assets^	0.90	0.92	0.92	0.93	0.95
Ratio of net expenses to average net assets[a]	0.80	0.80	0.79	0.78	0.76
Ratio of net investment income/(loss) to average net assets[a]	2.06	1.99	1.43	1.25	2.34
Portfolio turnover	19	24	51	25	22

	Investor Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$9.66	$13.70	$10.17	$11.08	$10.33
Income from Investment Operations
Net investment income/(loss)[a,b]	0.19	0.18	0.14	0.09	0.21
Net realized and unrealized gain/(loss) on investments	0.96	(3.33)	3.47	(0.80)	0.91
Total from investment operations	1.15	(3.15)	3.61	(0.71)	1.12
Less Distributions
Dividends from net investment income	(0.12)	(0.17)	(0.08)	(0.20)	(0.08)
Distributions from net realized capital gains	—	(0.72)	—	—	(0.29)
Total distributions	(0.12)	(0.89)	(0.08)	(0.20)	(0.37)
Net asset value end of period	$10.69	$9.66	$13.70	$10.17	$11.08
Net assets end of period (000s)	$9,705	$8,330	$10,072	$7,037	$9,122
Ratios and Supplemental Data (%)
Total return[c]	11.87%	(24.32)%	35.56%	(6.58)%	11.43%
Ratio of total expenses to average net assets^	1.26	1.28	1.29	1.30	1.32
Ratio of net expenses to average net assets[a]	1.16	1.16	1.15	1.15	1.13
Ratio of net investment income/(loss) to average net assets[a]	1.71	1.60	1.07	0.86	1.99
Portfolio turnover	19	24	51	25	22

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND

	Retirement Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$35.91	$48.47	$36.52	$39.00	$58.31
Income from Investment Operations
Net investment income/(loss)[a,b]	1.01	1.09	0.72	0.91	0.91
Net realized and unrealized gain/(loss) on investments	4.41	(12.60)	11.73	(2.10)	1.62
Total from investment operations	5.42	(11.51)	12.45	(1.19)	2.53
Less Distributions
Dividends from net investment income	(1.34)	(1.05)	(0.50)	(1.29)	(0.97)
Distributions from net realized capital gains	—	—	—	—	(20.87)
Total distributions	(1.34)	(1.05)	(0.50)	(1.29)	(21.84)
Net asset value end of period	$39.99	$35.91	$48.47	$36.52	$39.00
Net assets end of period (000s)	$535,873	$461,129	$872,647	$871,743	$1,299,776
Ratios and Supplemental Data (%)
Total return[c]	15.24%	(24.19)%	34.23%	(3.35)%	10.29%
Ratio of total expenses to average net assets^	0.81	0.81	0.80	1.61[g]	0.80
Ratio of net expenses to average net assets[a]	0.69	0.69	0.69	0.69[g]	0.67
Ratio of net investment income/(loss) to average net assets[a]	2.41	2.57	1.55	2.52[g]	2.33
Portfolio turnover	18	14	21	12	12

	Administrative Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$36.29	$48.95	$36.78	$39.26	$58.08
Income from Investment Operations
Net investment income/(loss)[a,b]	0.88	1.02	0.57	0.47	0.76
Net realized and unrealized gain/(loss) on investments	4.48	(12.80)	11.84	(1.81)	1.70
Total from investment operations	5.36	(11.78)	12.41	(1.34)	2.46
Less Distributions
Dividends from net investment income	(1.20)	(0.87)	(0.24)	(1.14)	(0.41)
Distributions from net realized capital gains	—	—	—	—	(20.87)
Total distributions	(1.20)	(0.87)	(0.24)	(1.14)	(21.28)
Net asset value end of period	$40.45	$36.29	$48.95	$36.78	$39.26
Net assets end of period (000s)	$10,643	$10,375	$15,464	$15,825	$70,981
Ratios and Supplemental Data (%)
Total return[c]	14.88%	(24.46)%	33.80%	(3.67)%	9.94%
Ratio of total expenses to average net assets^	1.14	1.14	1.14	1.65[g]	1.13
Ratio of net expenses to average net assets[a]	1.02	1.02	1.02	1.02[g]	1.00
Ratio of net investment income/(loss) to average net assets[a]	2.08	2.40	1.22	1.61[g]	1.94
Portfolio turnover	18	14	21	12	12

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND—Continued

	Institutional Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$36.04	$48.64	$36.64	$39.12	$58.31
Income from Investment Operations
Net investment income/(loss)[a,b]	0.99	1.12	0.70	0.92	0.84
Net realized and unrealized gain/(loss) on investments	4.42	(12.71)	11.76	(2.15)	1.67
Total from investment operations	5.41	(11.59)	12.46	(1.23)	2.51
Less Distributions
Dividends from net investment income	(1.31)	(1.01)	(0.46)	(1.25)	(0.83)
Distributions from net realized capital gains	—	—	—	—	(20.87)
Total distributions	(1.31)	(1.01)	(0.46)	(1.25)	(21.70)
Net asset value end of period	$40.14	$36.04	$48.64	$36.64	$39.12
Net assets end of period (000s)	$2,354,695	$2,298,600	$3,307,683	$2,750,824	$3,814,616
Ratios and Supplemental Data (%)
Total return[c]	15.14%	(24.25)%	34.15%	(3.43)%	10.18%
Ratio of total expenses to average net assets^	0.89	0.89	0.89	1.76[g]	0.88
Ratio of net expenses to average net assets[a]	0.77	0.77	0.77	0.77[g]	0.75
Ratio of net investment income/(loss) to average net assets[a]	2.35	2.68	1.50	2.52[g]	2.11
Portfolio turnover	18	14	21	12	12

	Investor Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$35.63	$48.08	$36.22	$38.65	$57.66
Income from Investment Operations
Net investment income/(loss)[a,b]	0.83	0.95	0.52	0.75	0.70
Net realized and unrealized gain/(loss) on investments	4.37	(12.57)	11.64	(2.12)	1.65
Total from investment operations	5.20	(11.62)	12.16	(1.37)	2.35
Less Distributions
Dividends from net investment income	(1.15)	(0.83)	(0.30)	(1.06)	(0.49)
Distributions from net realized capital gains	—	—	—	—	(20.87)
Total distributions	(1.15)	(0.83)	(0.30)	(1.06)	(21.36)
Net asset value end of period	$39.68	$35.63	$48.08	$36.22	$38.65
Net assets end of period (000s)	$241,997	$246,731	$374,773	$323,686	$510,270
Ratios and Supplemental Data (%)
Total return[c]	14.71%	(24.53)%	33.66%	(3.79)%	9.80%
Ratio of total expenses to average net assets^	1.25	1.25	1.25	2.10[g]	1.25
Ratio of net expenses to average net assets[a]	1.13	1.13	1.13	1.14[g]	1.12
Ratio of net investment income/(loss) to average net assets[a]	1.99	2.28	1.13	2.06[g]	1.80
Portfolio turnover	18	14	21	12	12

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL CORE FUND

	Retirement Class
Year Ended October 31,	2023	2022	2021	2020	2019[h]
Net asset value beginning of period	$9.98	$14.02	$10.12	$10.31	$10.00
Income from Investment Operations
Net investment income/(loss)[a,b]	0.31	0.46	0.28	0.17	0.24
Net realized and unrealized gain/(loss) on investments	0.52	(3.14)	3.79	(0.09)	0.07
Total from investment operations	0.83	(2.68)	4.07	0.08	0.31
Less Distributions
Dividends from net investment income	(0.27)	(0.36)	(0.17)	(0.27)	—
Distributions from net realized capital gains	—	(1.00)	—	—	—
Total distributions	(0.27)	(1.36)	(0.17)	(0.27)	—
Net asset value end of period	$10.54	$9.98	$14.02	$10.12	$10.31
Net assets end of period (000s)	$21,125	$21,221	$19,742	$13,790	$13,090
Ratios and Supplemental Data (%)
Total return[c]	8.35%	(20.93)%	40.51%	0.64%	3.10%[i]
Ratio of total expenses to average net assets^	0.99	1.16	1.19	1.35	1.79[j]
Ratio of net expenses to average net assets[a]	0.77	0.77	0.77	0.77	0.77[j]
Ratio of net investment income/(loss) to average net assets[a]	2.85	4.05	2.14	1.73	3.61[j]
Portfolio turnover	120	100	108	80	73[i]

	Institutional Class
Year Ended October 31,	2023	2022	2021	2020	2019[h]
Net asset value beginning of period	$9.97	$14.01	$10.11	$10.31	$10.00
Income from Investment Operations
Net investment income/(loss)[a,b]	0.31	0.43	0.29	0.17	0.24
Net realized and unrealized gain/(loss) on investments	0.51	(3.12)	3.77	(0.11)	0.07
Total from investment operations	0.82	(2.69)	4.06	0.06	0.31
Less Distributions
Dividends from net investment income	(0.26)	(0.35)	(0.16)	(0.26)	—
Distributions from net realized capital gains	—	(1.00)	—	—	—
Total distributions	(0.26)	(1.35)	(0.16)	(0.26)	—
Net asset value end of period	$10.53	$9.97	$14.01	$10.11	$10.31
Net assets end of period (000s)	$103,206	$66,908	$33,230	$13,226	$13,131
Ratios and Supplemental Data (%)
Total return[c]	8.31%	(21.00)%	40.46%	0.48%	3.10%[i]
Ratio of total expenses to average net assets^	1.07	1.24	1.27	1.43	1.87[j]
Ratio of net expenses to average net assets[a]	0.85	0.85	0.85	0.85	0.85[j]
Ratio of net investment income/(loss) to average net assets[a]	2.82	3.85	2.16	1.65	3.54[j]
Portfolio turnover	120	100	108	80	73[i]

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL CORE FUND—Continued

	Investor Class
Year Ended October 31,	2023	2022	2021	2020	2019[h]
Net asset value beginning of period	$9.92	$13.96	$10.08	$10.28	$10.00
Income from Investment Operations
Net investment income/(loss)[a,b]	0.30	0.38	0.23	0.14	0.21
Net realized and unrealized gain/(loss) on investments	0.47	(3.10)	3.78	(0.11)	0.07
Total from investment operations	0.77	(2.72)	4.01	0.03	0.28
Less Distributions
Dividends from net investment income	(0.25)	(0.32)	(0.13)	(0.23)	—
Distributions from net realized capital gains	—	(1.00)	—	—	—
Total distributions	(0.25)	(1.32)	(0.13)	(0.23)	—
Net asset value end of period	$10.44	$9.92	$13.96	$10.08	$10.28
Net assets end of period (000s)	$9,836	$2,331	$101	$35	$31
Ratios and Supplemental Data (%)
Total return[c]	7.80%	(21.29)%	39.98%	0.14%	2.80%[i]
Ratio of total expenses to average net assets^	1.43	1.60	1.63	1.80	2.24[j]
Ratio of net expenses to average net assets[a]	1.21	1.21	1.21	1.22	1.22[j]
Ratio of net investment income/(loss) to average net assets[a]	2.77	3.67	1.73	1.41	3.17[j]
Portfolio turnover	120	100	108	80	73[i]

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL GROWTH FUND

	Retirement Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$12.76	$23.53	$19.10	$16.14	$13.70
Income from Investment Operations
Net investment income/(loss)[a,b]	0.07	0.06	0.02	0.03	0.30
Net realized and unrealized gain/(loss) on investments	0.62	(8.96)	4.56	3.25	2.25
Total from investment operations	0.69	(8.90)	4.58	3.28	2.55
Less Distributions
Dividends from net investment income	—	(0.14)	(0.15)	(0.32)	(0.11)
Distributions from net realized capital gains	—	(1.73)	—	—	—
Total distributions	—	(1.87)	(0.15)	(0.32)	(0.11)
Net asset value end of period	$13.45	$12.76	$23.53	$19.10	$16.14
Net assets end of period (000s)	$67,602	$72,107	$147,545	$163,202	$143,276
Ratios and Supplemental Data (%)
Total return[c]	5.41%	(40.76)%	24.00%	20.56%	18.81%
Ratio of total expenses to average net assets^	0.85	0.83	0.81	0.83	0.83
Ratio of net expenses to average net assets[a]	0.77	0.77	0.77	0.77	0.77
Ratio of net investment income/(loss) to average net assets[a]	0.49	0.34	0.08	0.19	2.01
Portfolio turnover	14	18	12	24	16

	Administrative Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$12.73	$23.42	$19.05	$16.10	$13.66
Income from Investment Operations
Net investment income/(loss)[a,b]	0.01	(0.02)	(0.06)	(0.02)	0.22
Net realized and unrealized gain/(loss) on investments	0.63	(8.91)	4.54	3.24	2.28
Total from investment operations	0.64	(8.93)	4.48	3.22	2.50
Less Distributions
Dividends from net investment income	—	(0.03)	(0.11)	(0.27)	(0.06)
Distributions from net realized capital gains	—	(1.73)	—	—	—
Total distributions	—	(1.76)	(0.11)	(0.27)	(0.06)
Net asset value end of period	$13.37	$12.73	$23.42	$19.05	$16.10
Net assets end of period (000s)	$96	$148	$662	$507	$390
Ratios and Supplemental Data (%)
Total return[c]	5.03%	(40.93)%	23.54%	20.17%	18.45%
Ratio of total expenses to average net assets^	1.18	1.16	1.14	1.16	1.16
Ratio of net expenses to average net assets[a]	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income/(loss) to average net assets[a]	0.10	(0.09)	(0.24)	(0.15)	1.50
Portfolio turnover	14	18	12	24	16

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL GROWTH FUND—Continued

	Institutional Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$12.75	$23.50	$19.08	$16.13	$13.69
Income from Investment Operations
Net investment income/(loss)[a,b]	0.06	0.04	—*	0.02	0.26
Net realized and unrealized gain/(loss) on investments	0.61	(8.94)	4.55	3.24	2.28
Total from investment operations	0.67	(8.90)	4.55	3.26	2.54
Less Distributions
Dividends from net investment income	—	(0.12)	(0.13)	(0.31)	(0.10)
Distributions from net realized capital gains	—	(1.73)	—	—	—
Total distributions	—	(1.85)	(0.13)	(0.31)	(0.10)
Net asset value end of period	$13.42	$12.75	$23.50	$19.08	$16.13
Net assets end of period (000s)	$215,566	$267,148	$709,080	$600,240	$414,528
Ratios and Supplemental Data (%)
Total return[c]	5.25%	(40.78)%	23.92%	20.42%	18.73%
Ratio of total expenses to average net assets^	0.93	0.91	0.89	0.91	0.91
Ratio of net expenses to average net assets[a]	0.85	0.85	0.85	0.85	0.85
Ratio of net investment income/(loss) to average net assets[a]	0.41	0.21	0.01	0.11	1.75
Portfolio turnover	14	18	12	24	16

	Investor Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$12.66	$23.30	$18.93	$16.00	$13.58
Income from Investment Operations
Net investment income/(loss)[a,b]	0.01	(0.02)	(0.11)	(0.04)	0.21
Net realized and unrealized gain/(loss) on investments	0.61	(8.89)	4.54	3.22	2.26
Total from investment operations	0.62	(8.91)	4.43	3.18	2.47
Less Distributions
Dividends from net investment income	—	—	(0.06)	(0.25)	(0.05)
Distributions from net realized capital gains	—	(1.73)	—	—	—
Total distributions	—	(1.73)	(0.06)	(0.25)	(0.05)
Net asset value end of period	$13.28	$12.66	$23.30	$18.93	$16.00
Net assets end of period (000s)	$6,201	$6,788	$13,523	$32,757	$34,238
Ratios and Supplemental Data (%)
Total return[c]	4.90%	(41.00)%	23.41%	20.06%	18.29%
Ratio of total expenses to average net assets^	1.29	1.27	1.26	1.28	1.28
Ratio of net expenses to average net assets[a]	1.21	1.21	1.22	1.22	1.22
Ratio of net investment income/(loss) to average net assets[a]	0.06	(0.10)	(0.49)	(0.27)	1.40
Portfolio turnover	14	18	12	24	16

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL SMALL CAP FUND

	Retirement Class
Year Ended October 31,	2023	2022	2021	2020	2019[k]
Net asset value beginning of period	$12.65	$16.39	$11.37	$12.49	$12.38
Income from Investment Operations
Net investment income/(loss)[a,b]	0.35	0.27	0.28	0.07	0.24
Net realized and unrealized gain/(loss) on investments	0.10	(2.91)	4.91	(0.82)	0.35
Total from investment operations	0.45	(2.64)	5.19	(0.75)	0.59
Less Distributions
Dividends from net investment income	(0.15)	(0.28)	(0.17)	(0.37)	(0.10)
Distributions from net realized capital gains	(0.20)	(0.82)	—	—	(0.38)
Total distributions	(0.35)	(1.10)	(0.17)	(0.37)	(0.48)
Net asset value end of period	$12.75	$12.65	$16.39	$11.37	$12.49
Net assets end of period (000s)	$130,744	$30,387	$9,559	$5,525	$19,408
Ratios and Supplemental Data (%)
Total return[c]	3.47%	(16.94)%	45.95%	(6.36)%	5.23%
Ratio of total expenses to average net assets^	0.99	1.11	1.17	1.37	1.24
Ratio of net expenses to average net assets[a]	0.86	0.88	0.88	0.88	0.88
Ratio of net investment income/(loss) to average net assets[a]	2.51	2.04	1.79	0.64	1.98
Portfolio turnover	26	23	43	39	178

	Administrative Class
Year Ended October 31,	2023	2022	2021	2020	2019[k]
Net asset value beginning of period	$12.60	$16.33	$11.34	$12.46	$12.34
Income from Investment Operations
Net investment income/(loss)[a,b]	0.30	0.29	0.20	0.06	0.15
Net realized and unrealized gain/(loss) on investments	0.12	(2.97)	4.93	(0.85)	0.40
Total from investment operations	0.42	(2.68)	5.13	(0.79)	0.55
Less Distributions
Dividends from net investment income	(0.11)	(0.23)	(0.14)	(0.33)	(0.05)
Distributions from net realized capital gains	(0.20)	(0.82)	—	—	(0.38)
Total distributions	(0.31)	(1.05)	(0.14)	(0.33)	(0.43)
Net asset value end of period	$12.71	$12.60	$16.33	$11.34	$12.46
Net assets end of period (000s)	$418	$436	$487	$333	$356
Ratios and Supplemental Data (%)
Total return[c]	3.21%	(17.25)%	45.44%	(6.65)%	4.90%
Ratio of total expenses to average net assets^	1.32	1.44	1.50	1.70	1.57
Ratio of net expenses to average net assets[a]	1.20	1.21	1.21	1.21	1.21
Ratio of net investment income/(loss) to average net assets[a]	2.13	2.12	1.30	0.49	1.25
Portfolio turnover	26	23	43	39	178

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL SMALL CAP FUND—Continued

	Institutional Class
Year Ended October 31,	2023	2022	2021	2020	2019[k]
Net asset value beginning of period	$12.65	$16.39	$11.37	$12.49	$12.37
Income from Investment Operations
Net investment income/(loss)[a,b]	0.36	0.32	0.24	0.09	0.19
Net realized and unrealized gain/(loss) on investments	0.07	(2.97)	4.95	(0.86)	0.40
Total from investment operations	0.43	(2.65)	5.19	(0.77)	0.59
Less Distributions
Dividends from net investment income	(0.14)	(0.27)	(0.17)	(0.35)	(0.09)
Distributions from net realized capital gains	(0.20)	(0.82)	—	—	(0.38)
Total distributions	(0.34)	(1.09)	(0.17)	(0.35)	(0.47)
Net asset value end of period	$12.74	$12.65	$16.39	$11.37	$12.49
Net assets end of period (000s)	$194,128	$93,640	$49,419	$25,716	$25,758
Ratios and Supplemental Data (%)
Total return[c]	3.33%	(17.00)%	45.87%	(6.48)%	5.25%
Ratio of total expenses to average net assets^	1.07	1.19	1.25	1.45	1.32
Ratio of net expenses to average net assets[a]	0.94	0.96	0.96	0.96	0.96
Ratio of net investment income/(loss) to average net assets[a]	2.55	2.32	1.53	0.76	1.60
Portfolio turnover	26	23	43	39	178

	Investor Class
Year Ended October 31,	2023	2022	2021	2020	2019[k]
Net asset value beginning of period	$12.58	$16.32	$11.34	$12.45	$12.34
Income from Investment Operations
Net investment income/(loss)[a,b]	0.33	0.23	0.18	0.04	0.13
Net realized and unrealized gain/(loss) on investments	0.07	(2.92)	4.93	(0.84)	0.40
Total from investment operations	0.40	(2.69)	5.11	(0.80)	0.53
Less Distributions
Dividends from net investment income	(0.11)	(0.23)	(0.13)	(0.31)	(0.04)
Distributions from net realized capital gains	(0.20)	(0.82)	—	—	(0.38)
Total distributions	(0.31)	(1.05)	(0.13)	(0.31)	(0.42)
Net asset value end of period	$12.67	$12.58	$16.32	$11.34	$12.45
Net assets end of period (000s)	$4,388	$1,140	$1,962	$398	$428
Ratios and Supplemental Data (%)
Total return[c]	2.98%	(17.29)%	45.25%	(6.76)%	4.70%
Ratio of total expenses to average net assets^	1.43	1.55	1.61	1.82	1.69
Ratio of net expenses to average net assets[a]	1.30	1.32	1.32	1.33	1.33
Ratio of net investment income/(loss) to average net assets[a]	2.37	1.66	1.16	0.36	1.10
Portfolio turnover	26	23	43	39	178

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR LARGE CAP VALUE FUND

	Retirement Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$19.50	$23.23	$17.11	$16.33	$14.37
Income from Investment Operations
Net investment income/(loss)[a,b]	0.30	0.26	0.19	0.18	0.18
Net realized and unrealized gain/(loss) on investments	0.27	(3.16)	6.62	0.76	2.17
Total from investment operations	0.57	(2.90)	6.81	0.94	2.35
Less Distributions
Dividends from net investment income	(0.35)	(0.22)	(0.17)	(0.16)	(0.16)
Distributions from net realized capital gains	(0.71)	(0.61)	(0.52)	—	(0.23)
Total distributions	(1.06)	(0.83)	(0.69)	(0.16)	(0.39)
Net asset value end of period	$19.01	$19.50	$23.23	$17.11	$16.33
Net assets end of period (000s)	$1,038,551	$1,326,142	$1,472,349	$655,562	$457,908
Ratios and Supplemental Data (%)
Total return[c]	3.12%	(12.82)%	40.62%	5.80%	16.92%
Ratio of total expenses to average net assets^	0.65	0.64	0.64	0.64	0.65
Ratio of net expenses to average net assets[a]	0.61	0.61	0.61	0.61	0.61
Ratio of net investment income/(loss) to average net assets[a]	1.53	1.26	0.90	1.08	1.19
Portfolio turnover	8	24	13	26	11

	Administrative Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$19.50	$23.21	$17.11	$16.33	$14.36
Income from Investment Operations
Net investment income/(loss)[a,b]	0.23	0.19	0.13	0.13	0.14
Net realized and unrealized gain/(loss) on investments	0.27	(3.14)	6.59	0.75	2.17
Total from investment operations	0.50	(2.95)	6.72	0.88	2.31
Less Distributions
Dividends from net investment income	(0.27)	(0.15)	(0.10)	(0.10)	(0.11)
Distributions from net realized capital gains	(0.71)	(0.61)	(0.52)	—	(0.23)
Total distributions	(0.98)	(0.76)	(0.62)	(0.10)	(0.34)
Net asset value end of period	$19.02	$19.50	$23.21	$17.11	$16.33
Net assets end of period (000s)	$2,979	$3,228	$3,941	$11,502	$12,195
Ratios and Supplemental Data (%)
Total return[c]	2.74%	(13.06)%	40.05%	5.42%	16.60%
Ratio of total expenses to average net assets^	0.98	0.97	0.97	0.97	0.98
Ratio of net expenses to average net assets[a]	0.94	0.94	0.94	0.94	0.94
Ratio of net investment income/(loss) to average net assets[a]	1.19	0.92	0.64	0.78	0.91
Portfolio turnover	8	24	13	26	11

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR LARGE CAP VALUE FUND—Continued

	Institutional Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$19.50	$23.23	$17.11	$16.33	$14.37
Income from Investment Operations
Net investment income/(loss)[a,b]	0.28	0.25	0.18	0.17	0.17
Net realized and unrealized gain/(loss) on investments	0.28	(3.17)	6.61	0.76	2.17
Total from investment operations	0.56	(2.92)	6.79	0.93	2.34
Less Distributions
Dividends from net investment income	(0.33)	(0.20)	(0.15)	(0.15)	(0.15)
Distributions from net realized capital gains	(0.71)	(0.61)	(0.52)	—	(0.23)
Total distributions	(1.04)	(0.81)	(0.67)	(0.15)	(0.38)
Net asset value end of period	$19.02	$19.50	$23.23	$17.11	$16.33
Net assets end of period (000s)	$617,342	$751,476	$1,049,830	$880,755	$761,262
Ratios and Supplemental Data (%)
Total return[c]	3.06%	(12.90)%	40.52%	5.72%	16.83%
Ratio of total expenses to average net assets^	0.73	0.72	0.72	0.72	0.73
Ratio of net expenses to average net assets[a]	0.69	0.69	0.69	0.69	0.69
Ratio of net investment income/(loss) to average net assets[a]	1.45	1.17	0.84	1.02	1.12
Portfolio turnover	8	24	13	26	11

	Investor Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$19.72	$23.46	$17.28	$16.48	$14.49
Income from Investment Operations
Net investment income/(loss)[a,b]	0.22	0.17	0.10	0.11	0.12
Net realized and unrealized gain/(loss) on investments	0.26	(3.18)	6.68	0.76	2.19
Total from investment operations	0.48	(3.01)	6.78	0.87	2.31
Less Distributions
Dividends from net investment income	(0.24)	(0.12)	(0.08)	(0.07)	(0.09)
Distributions from net realized capital gains	(0.71)	(0.61)	(0.52)	—	(0.23)
Total distributions	(0.95)	(0.73)	(0.60)	(0.07)	(0.32)
Net asset value end of period	$19.25	$19.72	$23.46	$17.28	$16.48
Net assets end of period (000s)	$24,200	$26,880	$31,192	$23,527	$35,622
Ratios and Supplemental Data (%)
Total return[c]	2.60%	(13.15)%	39.96%	5.32%	16.39%
Ratio of total expenses to average net assets^	1.09	1.08	1.08	1.09	1.10
Ratio of net expenses to average net assets[a]	1.05	1.05	1.05	1.06	1.06
Ratio of net investment income/(loss) to average net assets[a]	1.09	0.81	0.47	0.67	0.79
Portfolio turnover	8	24	13	26	11

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MID CAP FUND

	Retirement Class
Year Ended October 31,	2023	2022	2021	2020[l]
Net asset value beginning of period	$12.45	$14.52	$10.57	$10.00
Income from Investment Operations
Net investment income/(loss)[a,b]	0.11	0.09	0.05	0.05
Net realized and unrealized gain/(loss) on investments	(0.17)	(1.84)	3.93	0.53
Total from investment operations	(0.06)	(1.75)	3.98	0.58
Less Distributions
Dividends from net investment income	(0.07)	(0.05)	(0.03)	(0.01)
Distributions from net realized capital gains	(0.34)	(0.27)	—	—
Total distributions	(0.41)	(0.32)	(0.03)	(0.01)
Net asset value end of period	$11.98	$12.45	$14.52	$10.57
Net assets end of period (000s)	$67,565	$67,079	$37,135	$5,148
Ratios and Supplemental Data (%)
Total return[c]	(0.46)%	(12.36)%	37.61%	5.86%[i]
Ratio of total expenses to average net assets^	0.89	0.92	0.93	2.28[j]
Ratio of net expenses to average net assets[a]	0.80	0.80	0.80	0.80[j]
Ratio of net investment income/(loss) to average net assets[a]	0.88	0.65	0.40	0.54[j]
Portfolio turnover	19	42	11	9[i]

	Institutional Class
Year Ended October 31,	2023	2022	2021	2020[l]
Net asset value beginning of period	$12.44	$14.51	$10.56	$10.00
Income from Investment Operations
Net investment income/(loss)[a,b]	0.10	0.09	0.04	0.04
Net realized and unrealized gain/(loss) on investments	(0.17)	(1.85)	3.93	0.53
Total from investment operations	(0.07)	(1.76)	3.97	0.57
Less Distributions
Dividends from net investment income	(0.06)	(0.04)	(0.02)	(0.01)
Distributions from net realized capital gains	(0.34)	(0.27)	—	—
Total distributions	(0.40)	(0.31)	(0.02)	(0.01)
Net asset value end of period	$11.97	$12.44	$14.51	$10.56
Net assets end of period (000s)	$30,896	$21,105	$23,710	$5,411
Ratios and Supplemental Data (%)
Total return[c]	(0.56)%	(12.43)%	37.54%	5.75%[i]
Ratio of total expenses to average net assets^	0.97	1.00	1.01	2.36[j]
Ratio of net expenses to average net assets[a]	0.88	0.88	0.88	0.88[j]
Ratio of net investment income/(loss) to average net assets[a]	0.79	0.64	0.27	0.46[j]
Portfolio turnover	19	42	11	9[i]

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MID CAP FUND—Continued

	Investor Class
Year Ended October 31,	2023	2022	2021	2020[l]
Net asset value beginning of period	$12.37	$14.44	$10.54	$10.00
Income from Investment Operations
Net investment income/(loss)[a,b]	0.05	0.04	(0.01)	0.01
Net realized and unrealized gain/(loss) on investments	(0.16)	(1.84)	3.91	0.53
Total from investment operations	(0.11)	(1.80)	3.90	0.54
Less Distributions
Dividends from net investment income	(0.01)	—*	—*	—*
Distributions from net realized capital gains	(0.34)	(0.27)	—	—
Total distributions	(0.35)	(0.27)	—*	—*
Net asset value end of period	$11.91	$12.37	$14.44	$10.54
Net assets end of period (000s)	$559	$834	$949	$455
Ratios and Supplemental Data (%)
Total return[c]	(0.86)%	(12.72)%	37.00%	5.42%[i]
Ratio of total expenses to average net assets^	1.33	1.36	1.38	2.73[j]
Ratio of net expenses to average net assets[a]	1.24	1.24	1.24	1.25[j]
Ratio of net investment income/(loss) to average net assets[a]	0.44	0.28	(0.06)	0.07[j]
Portfolio turnover	19	42	11	9[i]

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MID CAP VALUE FUND

	Retirement Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$23.93	$24.97	$16.83	$20.82	$21.39
Income from Investment Operations
Net investment income/(loss)[a,b]	0.50	0.49	0.42	0.43	0.48
Net realized and unrealized gain/(loss) on investments	(0.31)	(1.18)	8.21	(3.73)	0.47
Total from investment operations	0.19	(0.69)	8.63	(3.30)	0.95
Less Distributions
Dividends from net investment income	(0.42)	(0.35)	(0.49)	(0.54)	(0.37)
Distributions from net realized capital gains	(1.45)	—	—	(0.15)	(1.15)
Total distributions	(1.87)	(0.35)	(0.49)	(0.69)	(1.52)
Net asset value end of period	$22.25	$23.93	$24.97	$16.83	$20.82
Net assets end of period (000s)	$13,024	$43,591	$56,156	$29,897	$102,945
Ratios and Supplemental Data (%)
Total return[c]	0.86%	(2.80)%	51.99%	(16.55)%	5.53%
Ratio of total expenses to average net assets^	0.83	0.81	0.81	0.82	0.80
Ratio of net expenses to average net assets[a]	0.77	0.77	0.78	0.80	0.77
Ratio of net investment income/(loss) to average net assets[a]	2.11	2.00	1.78	2.39	2.39
Portfolio turnover	10	9	18	4	11

	Administrative Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$24.20	$25.24	$16.98	$20.98	$21.52
Income from Investment Operations
Net investment income/(loss)[a,b]	0.40	0.41	0.34	0.36	0.42
Net realized and unrealized gain/(loss) on investments	(0.27)	(1.20)	8.31	(3.77)	0.48
Total from investment operations	0.13	(0.79)	8.65	(3.41)	0.90
Less Distributions
Dividends from net investment income	(0.34)	(0.25)	(0.39)	(0.44)	(0.29)
Distributions from net realized capital gains	(1.45)	—	—	(0.15)	(1.15)
Total distributions	(1.79)	(0.25)	(0.39)	(0.59)	(1.44)
Net asset value end of period	$22.54	$24.20	$25.24	$16.98	$20.98
Net assets end of period (000s)	$3,302	$3,291	$3,828	$4,945	$18,508
Ratios and Supplemental Data (%)
Total return[c]	0.55%	(3.14)%	51.53%	(16.85)%	5.19%
Ratio of total expenses to average net assets^	1.16	1.14	1.14	1.15	1.13
Ratio of net expenses to average net assets[a]	1.10	1.10	1.11	1.13	1.10
Ratio of net investment income/(loss) to average net assets[a]	1.69	1.67	1.46	1.98	2.08
Portfolio turnover	10	9	18	4	11

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MID CAP VALUE FUND—Continued

	Institutional Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$23.93	$24.97	$16.83	$20.82	$21.38
Income from Investment Operations
Net investment income/(loss)[a,b]	0.47	0.47	0.40	0.40	0.47
Net realized and unrealized gain/(loss) on investments	(0.30)	(1.18)	8.21	(3.73)	0.47
Total from investment operations	0.17	(0.71)	8.61	(3.33)	0.94
Less Distributions
Dividends from net investment income	(0.40)	(0.33)	(0.47)	(0.51)	(0.35)
Distributions from net realized capital gains	(1.45)	—	—	(0.15)	(1.15)
Total distributions	(1.85)	(0.33)	(0.47)	(0.66)	(1.50)
Net asset value end of period	$22.25	$23.93	$24.97	$16.83	$20.82
Net assets end of period (000s)	$205,100	$242,004	$355,431	$277,767	$520,629
Ratios and Supplemental Data (%)
Total return[c]	0.76%	(2.88)%	51.87%	(16.64)%	5.48%
Ratio of total expenses to average net assets^	0.91	0.89	0.89	0.90	0.88
Ratio of net expenses to average net assets[a]	0.85	0.85	0.86	0.88	0.85
Ratio of net investment income/(loss) to average net assets[a]	2.01	1.93	1.71	2.25	2.33
Portfolio turnover	10	9	18	4	11

	Investor Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$23.90	$24.93	$16.80	$20.78	$21.31
Income from Investment Operations
Net investment income/(loss)[a,b]	0.39	0.39	0.32	0.34	0.39
Net realized and unrealized gain/(loss) on investments	(0.30)	(1.18)	8.20	(3.74)	0.48
Total from investment operations	0.09	(0.79)	8.52	(3.40)	0.87
Less Distributions
Dividends from net investment income	(0.31)	(0.24)	(0.39)	(0.43)	(0.25)
Distributions from net realized capital gains	(1.45)	—	—	(0.15)	(1.15)
Total distributions	(1.76)	(0.24)	(0.39)	(0.58)	(1.40)
Net asset value end of period	$22.23	$23.90	$24.93	$16.80	$20.78
Net assets end of period (000s)	$24,373	$28,355	$32,097	$26,785	$58,928
Ratios and Supplemental Data (%)
Total return[c]	0.39%	(3.20)%	51.26%	(16.94)%	5.08%
Ratio of total expenses to average net assets^	1.27	1.25	1.25	1.27	1.25
Ratio of net expenses to average net assets[a]	1.21	1.21	1.22	1.25	1.22
Ratio of net investment income/(loss) to average net assets[a]	1.65	1.57	1.36	1.89	1.95
Portfolio turnover	10	9	18	4	11

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND

	Retirement Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$11.78	$19.95	$15.91	$13.18	$14.39
Income from Investment Operations
Net investment income/(loss)[a,b]	—*	(0.01)	(0.07)	(0.04)	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.44)	(3.94)	5.41	3.25	1.56
Total from investment operations	(0.44)	(3.95)	5.34	3.21	1.55
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(0.51)	(4.22)	(1.30)	(0.48)	(2.76)
Total distributions	(0.51)	(4.22)	(1.30)	(0.48)	(2.76)
Net asset value end of period	$10.83	$11.78	$19.95	$15.91	$13.18
Net assets end of period (000s)	$369,393	$311,509	$399,174	$348,997	$281,603
Ratios and Supplemental Data (%)
Total return[c]	(3.63)%	(23.72)%	34.40%	24.93%	16.23%
Ratio of total expenses to average net assets^	0.80	0.80	0.79	0.81	0.80
Ratio of net expenses to average net assets[a]	0.80	0.79	0.78	0.80	0.80
Ratio of net investment income/(loss) to average net assets[a]	0.03	(0.11)	(0.37)	(0.27)	(0.12)
Portfolio turnover	83	75	71	95	74

	Administrative Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$10.10	$17.80	$14.36	$11.98	$13.39
Income from Investment Operations
Net investment income/(loss)[a,b]	(0.03)	(0.05)	(0.12)	(0.08)	(0.05)
Net realized and unrealized gain/(loss) on investments	(0.37)	(3.43)	4.86	2.94	1.40
Total from investment operations	(0.40)	(3.48)	4.74	2.86	1.35
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(0.51)	(4.22)	(1.30)	(0.48)	(2.76)
Total distributions	(0.51)	(4.22)	(1.30)	(0.48)	(2.76)
Net asset value end of period	$9.19	$10.10	$17.80	$14.36	$11.98
Net assets end of period (000s)	$419	$648	$965	$866	$395
Ratios and Supplemental Data (%)
Total return[c]	(3.84)%	(24.00)%	33.91%	24.49%	15.87%
Ratio of total expenses to average net assets^	1.13	1.13	1.12	1.14	1.13
Ratio of net expenses to average net assets[a]	1.13	1.12	1.11	1.13	1.12
Ratio of net investment income/(loss) to average net assets[a]	(0.30)	(0.44)	(0.69)	(0.62)	(0.44)
Portfolio turnover	83	75	71	95	74

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND—Continued

	Institutional Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$11.68	$19.84	$15.84	$13.13	$14.35
Income from Investment Operations
Net investment income/(loss)[a,b]	(0.01)	(0.03)	(0.08)	(0.05)	(0.03)
Net realized and unrealized gain/(loss) on investments	(0.43)	(3.91)	5.38	3.24	1.57
Total from investment operations	(0.44)	(3.94)	5.30	3.19	1.54
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(0.51)	(4.22)	(1.30)	(0.48)	(2.76)
Total distributions	(0.51)	(4.22)	(1.30)	(0.48)	(2.76)
Net asset value end of period	$10.73	$11.68	$19.84	$15.84	$13.13
Net assets end of period (000s)	$609,724	$595,476	$721,405	$633,535	$440,553
Ratios and Supplemental Data (%)
Total return[c]	(3.66)%	(23.81)%	34.29%	24.87%	16.18%
Ratio of total expenses to average net assets^	0.88	0.88	0.87	0.89	0.88
Ratio of net expenses to average net assets[a]	0.88	0.87	0.86	0.88	0.87
Ratio of net investment income/(loss) to average net assets[a]	(0.05)	(0.19)	(0.45)	(0.35)	(0.20)
Portfolio turnover	83	75	71	95	74

	Investor Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$9.18	$16.60	$13.47	$11.28	$12.79
Income from Investment Operations
Net investment income/(loss)[a,b]	(0.04)	(0.06)	(0.13)	(0.08)	(0.06)
Net realized and unrealized gain/(loss) on investments	(0.34)	(3.14)	4.56	2.75	1.31
Total from investment operations	(0.38)	(3.20)	4.43	2.67	1.25
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(0.51)	(4.22)	(1.30)	(0.48)	(2.76)
Total distributions	(0.51)	(4.22)	(1.30)	(0.48)	(2.76)
Net asset value end of period	$8.29	$9.18	$16.60	$13.47	$11.28
Net assets end of period (000s)	$7,503	$7,031	$8,648	$6,811	$6,670
Ratios and Supplemental Data (%)
Total return[c]	(4.02)%	(24.05)%	33.84%	24.32%	15.81%
Ratio of total expenses to average net assets^	1.24	1.24	1.23	1.26	1.25
Ratio of net expenses to average net assets[a]	1.24	1.23	1.23	1.25	1.24
Ratio of net investment income/(loss) to average net assets[a]	(0.40)	(0.55)	(0.81)	(0.71)	(0.57)
Portfolio turnover	83	75	71	95	74

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP VALUE FUND

	Retirement Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$39.47	$45.11	$31.65	$33.55	$33.60
Income from Investment Operations
Net investment income/(loss)[a,b]	0.30	0.18	0.12	0.21	0.21
Net realized and unrealized gain/(loss) on investments	(2.02)	(3.38)	13.54	(1.59)	2.84
Total from investment operations	(1.72)	(3.20)	13.66	(1.38)	3.05
Less Distributions
Dividends from net investment income	(0.15)	(0.08)	(0.20)	(0.20)	(0.15)
Distributions from net realized capital gains	(2.46)	(2.36)	—	(0.32)	(2.95)
Total distributions	(2.61)	(2.44)	(0.20)	(0.52)	(3.10)
Net asset value end of period	$35.14	$39.47	$45.11	$31.65	$33.55
Net assets end of period (000s)	$572,582	$600,143	$599,016	$300,473	$230,861
Ratios and Supplemental Data (%)
Total return[c]	(4.29)%	(7.16)%	43.19%	(4.22)%	10.98%
Ratio of total expenses to average net assets^	0.80	0.80	0.79	0.80	0.80
Ratio of net expenses to average net assets[a]	0.80	0.79	0.78	0.80	0.80
Ratio of net investment income/(loss) to average net assets[a]	0.78	0.46	0.27	0.67	0.67
Portfolio turnover	21	15	17	17	27

	Administrative Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$39.06	$44.72	$31.41	$33.30	$33.36
Income from Investment Operations
Net investment income/(loss)[a,b]	0.18	0.05	(0.02)	0.10	0.11
Net realized and unrealized gain/(loss) on investments	(2.00)	(3.35)	13.42	(1.57)	2.82
Total from investment operations	(1.82)	(3.30)	13.40	(1.47)	2.93
Less Distributions
Dividends from net investment income	(0.01)	—	(0.09)	(0.10)	(0.04)
Distributions from net realized capital gains	(2.46)	(2.36)	—	(0.32)	(2.95)
Total distributions	(2.47)	(2.36)	(0.09)	(0.42)	(2.99)
Net asset value end of period	$34.77	$39.06	$44.72	$31.41	$33.30
Net assets end of period (000s)	$3,435	$9,177	$11,962	$10,082	$6,537
Ratios and Supplemental Data (%)
Total return[c]	(4.62)%	(7.45)%	42.72%	(4.54)%	10.59%
Ratio of total expenses to average net assets^	1.13	1.13	1.12	1.13	1.13
Ratio of net expenses to average net assets[a]	1.13	1.12	1.11	1.13	1.12
Ratio of net investment income/(loss) to average net assets[a]	0.47	0.13	(0.04)	0.32	0.35
Portfolio turnover	21	15	17	17	27

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP VALUE FUND—Continued

	Institutional Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$39.44	$45.07	$31.63	$33.53	$33.57
Income from Investment Operations
Net investment income/(loss)[a,b]	0.27	0.15	0.09	0.18	0.19
Net realized and unrealized gain/(loss) on investments	(2.01)	(3.38)	13.52	(1.58)	2.84
Total from investment operations	(1.74)	(3.23)	13.61	(1.40)	3.03
Less Distributions
Dividends from net investment income	(0.12)	(0.04)	(0.17)	(0.18)	(0.12)
Distributions from net realized capital gains	(2.46)	(2.36)	—	(0.32)	(2.95)
Total distributions	(2.58)	(2.40)	(0.17)	(0.50)	(3.07)
Net asset value end of period	$35.12	$39.44	$45.07	$31.63	$33.53
Net assets end of period (000s)	$1,362,890	$1,493,462	$2,023,164	$1,350,681	$1,346,098
Ratios and Supplemental Data (%)
Total return[c]	(4.36)%	(7.22)%	43.11%	(4.33)%	10.91%
Ratio of total expenses to average net assets^	0.88	0.88	0.87	0.88	0.88
Ratio of net expenses to average net assets[a]	0.88	0.87	0.86	0.88	0.87
Ratio of net investment income/(loss) to average net assets[a]	0.70	0.38	0.20	0.59	0.60
Portfolio turnover	21	15	17	17	27

	Investor Class
Year Ended October 31,	2023	2022	2021	2020	2019
Net asset value beginning of period	$38.09	$43.72	$30.71	$32.56	$32.68
Income from Investment Operations
Net investment income/(loss)[a,b]	0.13	0.01	(0.06)	0.07	0.08
Net realized and unrealized gain/(loss) on investments	(1.94)	(3.28)	13.12	(1.55)	2.75
Total from investment operations	(1.81)	(3.27)	13.06	(1.48)	2.83
Less Distributions
Dividends from net investment income	—	—	(0.05)	(0.05)	—
Distributions from net realized capital gains	(2.46)	(2.36)	—	(0.32)	(2.95)
Total distributions	(2.46)	(2.36)	(0.05)	(0.37)	(2.95)
Net asset value end of period	$33.82	$38.09	$43.72	$30.71	$32.56
Net assets end of period (000s)	$33,012	$38,722	$64,544	$51,370	$57,931
Ratios and Supplemental Data (%)
Total return[c]	(4.72)%	(7.56)%	42.56%	(4.67)%	10.48%
Ratio of total expenses to average net assets^	1.24	1.24	1.23	1.25	1.25
Ratio of net expenses to average net assets[a]	1.24	1.23	1.23	1.25	1.24
Ratio of net investment income/(loss) to average net assets[a]	0.34	0.01	(0.15)	0.23	0.24
Portfolio turnover	21	15	17	17	27

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	Amounts are based on average daily shares outstanding during the period.
c	The total returns would have been lower had certain expenses not been waived during the periods shown.
d	Effective March 1, 2023, the Board of Trustees appointed BlueCove Limited as the subadvisor to the Fund.
e	Effective February 2, 2022, the Board of Trustees appointed Income Research+Management as the subadvisor to the Fund.
f	Effective September 1, 2021, the Board of Trustees appointed Harbor Capital Advisors, Inc. to manage the Fund’s assets based upon model portfolios provided by multiple non-discretionary subadvisors.
g
The net investment income ratio includes dividends and interest income and related tax compliance fee and interest expense, from foreign tax reclaims and interest received by the Fund. The ratios of total expenses to average net assets include the tax compliance fee and related interest expense due to this receipt of foreign tax reclaims and interest income by the Fund. For the year ended October 31, 2020, the ratios of net expenses to average net assets including tax compliance fee for the Retirement Class, Institutional Class, Administrative Class, and
Investor Class were 1.49%, 1.64%, 1.53%, and 1.98%, respectively.

h	For the period March 1, 2019 (inception) through October 31, 2019
i	Unannualized
j	Annualized
k	Effective May 23, 2019, the Board of Trustees appointed Cedar Street Asset Management LLC as subadvisor to the Fund.
l	For the period December 1, 2019 (inception) through October 31, 2020
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Funds
Notes to Financial Statements—October 31, 2023

NOTE 1—ORGANIZATIONAL MATTERS
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2023, the Trust consists of the following separate portfolios (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

Harbor Capital Appreciation Fund
Harbor Convertible Securities Fund
Harbor Core Bond Fund
Harbor Core Plus Fund
Harbor Disruptive Innovation Fund
Harbor Diversified International All Cap Fund
Harbor International Fund
Harbor International Core Fund (formerly, Harbor Overseas Fund)
Harbor International Growth Fund
Harbor International Small Cap Fund
Harbor Large Cap Value Fund
Harbor Mid Cap Fund
Harbor Mid Cap Value Fund
Harbor Small Cap Growth Fund
Harbor Small Cap Value Fund

Effective March 1, 2023, Harbor Overseas Fund was renamed Harbor International Core Fund.
The Funds currently offer up to four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), certain expenses may be applied differently to each class of shares in accordance with current regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Investments are valued pursuant to valuation procedures approved by the Board of Trustees. The valuation procedures permit the Adviser to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as rights and warrants) that are traded on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean (or average) of the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Shares of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.

⬤

Harbor Funds
Notes to Financial Statements—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, and convertible securities, other than short-term securities, with a remaining maturity of less than 60 days at the time of acquisition) are valued using evaluated prices furnished by a pricing vendor. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of asset-backed and mortgage-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities fair value determinations are made by the Adviser as designated by the Board of Trustees pursuant to the Investment Company Act. Fair value determinations for investments which incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing investments are not necessarily indicative of the risk associated with investing in those investments. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–Quoted prices in active markets for identical securities.
Level 2–Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

⬤

Harbor Funds
Notes to Financial Statements—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. Dividend information on certain foreign securities may not be available on the ex-dividend date, therefore, such dividends will be recorded as soon as reliable information becomes available. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities (except for premiums on certain callable debt securities that amortized to the earliest call date) using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.
Expenses
Expenses are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are provided for in accordance with each Fund’s understanding of the applicable foreign country’s tax law and are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. Certain Funds have filed for additional foreign tax reclaims related to prior years. These additional foreign tax reclaims are recorded as income when both the amount is known and significant contingencies or uncertainties regarding collectability are removed.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2020–2022, including all positions expected to be taken upon filing the 2023 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in its Statement of Operations.
During 2020 and 2022, Harbor International Fund received payments, including interest, from member countries of the European Union (“EU”) based on foreign tax reclaims relating to amounts withheld on dividends received by the Fund during fiscal years October 31, 2009 through 2021. A portion of the foreign tax reclaims and interest received is due to the Internal Revenue

⬤

Harbor Funds
Notes to Financial Statements—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
Service (“IRS”), in the form of a tax compliance fee based on the percentage of foreign tax credits previously passed through to the Fund’s shareholders. The estimated amount due to the IRS, including interest, is included in tax compliance fee payable in the Fund’s Statement of Asset and Liabilities. The Fund filed a closing agreement with the IRS related to the amount received in 2020 and in December 2022, the agreement was finalized and the related tax compliance fee, including interest,was paid to the IRS. The Fund has filed a closing agreement with the IRS relating to the amounts received in 2022. The actual tax compliance and related interest due to the IRS will be determined based on the final closing agreement with the IRS and may differ from estimates.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the respective Fund’s accompanying Statement of Operations.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Inflation Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
During the year, Harbor Core Bond Fund and Harbor Core Plus Fund invested in inflation-indexed bonds.
Rights and Warrants
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are contracts that generally give the holder the right, but not the obligation, to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights and warrants are typically written by the issuer of the security underlying the right or warrant. Although some rights and warrants may be non-transferable, others may be traded over-the-counter or on an exchange.
A Fund may acquire rights or warrants in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. The value of a right or warrant may not necessarily change with the value of the underlying securities. When a Fund acquires rights or warrants, it runs the risk that it will lose its entire investment in the rights or warrants, unless the Fund exercises the right or warrant, acquires the underlying securities, or enters into a closing transaction before expiration. Rights and warrants cease to have value if they are not exercised prior to their expiration date.

⬤

Harbor Funds
Notes to Financial Statements—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for rights or other warrants that expire are treated as realized losses. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the rights or warrants.
During the year, Harbor Diversified International All Cap Fund and Harbor International Fund held rights/warrants as a result of their investments in underlying securities.
Other Matters
The Funds in the normal course of business invest in financial instruments where the risk of potential loss exists due to changes in the market, economic, political and regulatory developments, as well as events such as war, terrorism or spread of infectious disease (market risk) or failure or inability of the counterparty to a transaction to perform (credit and counterparty risk). In addition, certain Funds invest in foreign securities and as such are also subject to foreign currencies and foreign securities risks. Each Fund’s prospectus provides further details regarding the Fund’s principal risks.
NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, U.S. government obligations, for each Fund for the year ended October 31, 2023 were as follows:
	Purchases (000s)	Sales (000s)
Harbor Capital Appreciation Fund	$6,138,963	$9,547,038 *
Harbor Convertible Securities Fund	70,469	202,312
Harbor Core Bond Fund	123,386	65,262
Harbor Core Plus Fund	536,815	531,472
Harbor Disruptive Innovation Fund	59,872	107,659
Harbor Diversified International All Cap Fund	201,787	175,354
Harbor International Fund	610,182	855,173
Harbor International Core Fund	204,456	162,413
Harbor International Growth Fund	48,608	121,248
Harbor International Small Cap Fund	297,682	64,575
Harbor Large Cap Value Fund	143,656	597,370
Harbor Mid Cap Fund	26,741	17,435
Harbor Mid Cap Value Fund	28,715	97,167
Harbor Small Cap Growth Fund	862,371	807,414
Harbor Small Cap Value Fund	448,032	495,716

*	Sales for this Fund include $224,789 in connection with in-kind redemptions of the Fund’s capital shares.
In-Kind Redemption Transactions
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, a Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such Fund-level gains and losses on in-kind redemptions are not taxable to shareholders. For the years ended October 31, 2023 and 2022, Harbor Capital Appreciation Fund realized gains of $133,428,000 and $1,270,427,000, respectively, upon the disposition of portfolio securities in connection with in-kind redemption’s of the Fund’s shares.
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral

⬤

Harbor Funds
Notes to Financial Statements—Continued

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued
may consist of cash and/or securities issued by the U.S. Treasury. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. Cash collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds' Statements of Assets and Liabilities as it is held by the Lending Agent on behalf of the Funds, and the Funds do not have the ability to rehypothecate those securities. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates.
In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations and represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Lending Agent.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loans are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
The following table shows the Funds that engaged in securities lending during the year and summarizes the value of equity securities loaned and related cash and non-cash collateral as of October 31, 2023.
	Value of Securities on Loan (000s)	Cash Collateral (000s)	Non-Cash Collateral (000s)
Harbor Diversified International All Cap Fund	$—	$—	$—
Harbor International Fund	—	—	—
Harbor International Core Fund	1,194	851	404
Harbor International Growth Fund	—	—	—
Harbor International Small Cap Fund	—	—	—
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.

⬤

Harbor Funds
Notes to Financial Statements—Continued

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Capital Appreciation Fund	0.60%[a]	0.56%
Harbor Convertible Securities Fund	0.50[b]	0.56
Harbor Core Bond Fund	0.23	0.23
Harbor Core Plus Fund	0.25	0.25
Harbor Disruptive Innovation Fund	0.70	0.70
Harbor Diversified International All Cap Fund	0.75	0.75
Harbor International Fund	0.75[c]	0.75
Harbor International Core Fund	0.75	0.75
Harbor International Growth Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Large Cap Value Fund	0.60[d]	0.60
Harbor Mid Cap Fund	0.75	0.75
Harbor Mid Cap Value Fund	0.75[e]	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75

a
The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 29, 2024.

b
For the period November 1, 2022  through February 28, 2023, the management fee was 0.65%. In addition, the Adviser contractually agreed to reduce the management fee to 0.60% through February 28, 2023. Effective March 1, 2023, the contractual management fee was reduced to 0.50%.

c	The management fee is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.
d	The management fee rate is 0.60% on assets up to $4 billion and 0.55% on assets over $4 billion.
e	The Adviser has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through February 29, 2024.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the year, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Convertible Securities Fund[1]	0.63%	0.71%	0.96%	1.07%	02/29/2024
Harbor Core Bond Fund	0.26	0.34	N/A	N/A	02/29/2024
Harbor Core Plus Fund	0.30	0.38	0.63	N/A	02/29/2024
Harbor Disruptive Innovation Fund	0.75	0.83	1.08	1.19	02/29/2024
Harbor Diversified International All Cap Fund	0.72	0.80	1.05	1.16	02/29/2024
Harbor International Fund	0.69	0.77	1.02	1.13	02/29/2024
Harbor International Core Fund	0.77	0.85	1.10	1.21	02/29/2024
Harbor International Growth Fund	0.77	0.85	1.10	1.21	02/29/2024
Harbor International Small Cap Fund[2]	0.85	0.93	1.18	1.29	05/31/2024
Harbor Large Cap Value Fund	0.61	0.69	0.94	1.05	02/29/2024
Harbor Mid Cap Fund	0.80	0.88	1.13	1.24	02/29/2024
Harbor Mid Cap Value Fund	0.77	0.85	1.10	1.21	02/29/2024

1	The operating expense limitation for the Fund was effective March 1, 2023.
2
For the period November 1, 2022  through May 31, 2023, Harbor Capital voluntarily limited the operating expenses for the Retirement Class, Institutional Class, Administrative
Class and Investor Class to 0.88%, 0.96%, 1.21% and 1.32%, respectively.

All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the

⬤

Harbor Funds
Notes to Financial Statements—Continued

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued
Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares
Harbor Services Group voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2023. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. The Trust has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
As of October 31, 2023, Harbor Capital and its wholly owned subsidiaries collectively held 10% or more of the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total	Percentage of Outstanding Shares
Harbor Convertible Securities Fund	1,043,757	—	—	—	1,043,757	37.9%
Harbor International Core Fund	1,353,772	—	N/A	3,514	1,357,286	10.6
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the

⬤

Harbor Funds
Notes to Financial Statements—Continued

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued
Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to the tax treatment of bonds in default, net investment losses, redemption in-kind distributions, and the use of equalization. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. Distributions classified as a return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2023 were as follows:
	Total Distributable Earnings/(Loss) (000s)	Paid in Capital (000s)
Harbor Capital Appreciation Fund	$(118,200)	$118,200
Harbor Convertible Securities Fund	—	—
Harbor Core Bond Fund	—	—
Harbor Core Plus Fund	(6)	6
Harbor Disruptive Innovation Fund	338	(338)
Harbor Diversified International All Cap Fund	—	—
Harbor International Fund	—	—
Harbor International Core Fund	(26)	26
Harbor International Growth Fund	(786)	786
Harbor International Small Cap Fund	(1,180)	1,180
Harbor Large Cap Value Fund	(6,433)	6,433
Harbor Mid Cap Fund	(240)	240
Harbor Mid Cap Value Fund	(3,542)	3,542
Harbor Small Cap Growth Fund	(23)	23
Harbor Small Cap Value Fund	(27,743)	27,743

⬤

Harbor Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
The tax composition of each Fund’s distributions was as follows:
	As of October 31, 2023			As of October 31, 2022
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Capital Appreciation Fund	$—	$—	$—	$—	$6,320,680	$6,320,680
Harbor Convertible Securities Fund	1,539 *	—	1,539	14,535	11,022	25,557
Harbor Core Bond Fund	3,930	—	3,930	2,590	—	2,590
Harbor Core Plus Fund	41,847	—	41,847	48,140	—	48,140
Harbor Disruptive Innovation Fund	—	—	—	50,635	78,113	128,748
Harbor Diversified International All Cap Fund	13,311	—	13,311	27,163	55,890	83,053
Harbor International Fund	107,270	—	107,270	93,992	—	93,992
Harbor International Core Fund	2,628	—	2,628	1,713	3,503	5,216
Harbor International Growth Fund	—	—	—	6,574	60,959	67,533
Harbor International Small Cap Fund	1,859	1,738	3,597	2,107	2,106	4,213
Harbor Large Cap Value Fund	33,715	75,149	108,864	29,773	60,228	90,001
Harbor Mid Cap Fund	1,194	1,698	2,892	495	828	1,323
Harbor Mid Cap Value Fund	5,294	18,482	23,776	5,575	—	5,575
Harbor Small Cap Growth Fund	2,030	38,788	40,818	59,575	174,882	234,457
Harbor Small Cap Value Fund	8,911	131,396	140,307	2,934	141,081	144,015

*	Includes return of capital of $119
As of October 31, 2023, the components of each Fund’s distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)	Accumulated Capital and Other Losses (000s)	Other Temporary Differences (000s)	Total Distributable Earnings/(Loss) (000s)
Harbor Capital Appreciation Fund	$—	$—	$10,562,015	$(244,423)	$(2,320)	$10,315,272
Harbor Convertible Securities Fund	—	—	(2,131)	(14,684)	(18)	(16,833)
Harbor Core Bond Fund	297	—	(10,988)	(7,298)	(4)	(17,993)
Harbor Core Plus Fund	4,287	—	(158,594)	(104,679)	(282)	(259,268)
Harbor Disruptive Innovation Fund	—	—	(17,527)	(115,037)	(40)	(132,604)
Harbor Diversified International All Cap Fund	23,180	—	(26,255)	(26,818)	(244)	(30,137)
Harbor International Fund	117,381	—	103,465	(469,903)	12,981	(236,076)
Harbor International Core Fund	3,749	—	(1,328)	(7,156)	(41)	(4,776)
Harbor International Growth Fund	794	—	22,406	(671)	(76)	22,453
Harbor International Small Cap Fund	6,410	924	(39,755)	—	(83)	(32,504)
Harbor Large Cap Value Fund	6,364	47,334	426,978	—	(83)	480,593
Harbor Mid Cap Fund	817	1,826	(5,075)	—	(2)	(2,434)
Harbor Mid Cap Value Fund	3,542	14,798	12,038	—	(55)	30,323
Harbor Small Cap Growth Fund	633	—	(28,359)	(83,169)	(68)	(110,963)
Harbor Small Cap Value Fund	15,926	124,345	316,688	—	(122)	456,837
As of October 31, 2023, for federal income tax purposes, the following Fund had a qualified late year loss deferral to offset fiscal year 2024 ordinary income:
Qualified Late Year Ordinary Loss Deferral (000s)
Harbor Capital Appreciation Fund	$19,901
Harbor Disruptive Innovation Fund	363

⬤

Harbor Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
As of October 31, 2023, each Fund in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
Capital Loss Carryforward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
Harbor Capital Appreciation Fund	$(224,522)	$—	$(224,522)
Harbor Convertible Securities Fund	(7,437)	(7,247)	(14,684)
Harbor Core Bond Fund	(3,709)	(3,589)	(7,298)
Harbor Core Plus Fund	(46,061)	(58,618)	(104,679)
Harbor Disruptive Innovation Fund	(69,705)	(44,969)	(114,674)
Harbor Diversified International All Cap Fund	(2,576)	(24,242)	(26,818)
Harbor International Fund	(414,143)	(55,760)	(469,903)
Harbor International Core Fund	(7,089)	(67)	(7,156)
Harbor International Growth Fund	(671)	—	(671)
Harbor Small Cap Growth Fund*	(24,386)	(58,783)	(83,169)

*	A portion of the capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation as of October 31, 2023 were as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Capital Appreciation Fund	$11,946,474	$10,963,347	$(401,332)	$10,562,015
Harbor Convertible Securities Fund	27,658	562	(2,693)	(2,131)
Harbor Core Bond Fund	115,970	39	(11,027)	(10,988)
Harbor Core Plus Fund	1,076,973	4,155	(162,749)	(158,594)
Harbor Disruptive Innovation Fund	77,344	7,475	(25,002)	(17,527)
Harbor Diversified International All Cap Fund	918,794	86,162	(112,417)	(26,255)
Harbor International Fund	3,004,809	437,083	(333,618)	103,465
Harbor International Core Fund	135,593	8,829	(10,157)	(1,328)
Harbor International Growth Fund	272,845	59,131	(36,725)	22,406
Harbor International Small Cap Fund	359,694	7,000	(46,755)	(39,755)
Harbor Large Cap Value Fund	1,210,581	507,424	(80,446)	426,978
Harbor Mid Cap Fund	100,481	8,337	(13,412)	(5,075)
Harbor Mid Cap Value Fund	232,077	58,376	(46,338)	12,038
Harbor Small Cap Growth Fund	966,071	74,237	(102,596)	(28,359)
Harbor Small Cap Value Fund	1,587,794	532,903	(216,215)	316,688
NOTE 6—DERIVATIVES
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2023, if any, as disclosed in the Portfolio of Investments, and the related amounts of net realized and changes in net unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.

⬤

Harbor Funds
Notes to Financial Statements—Continued

NOTE 6—DERIVATIVES—Continued
Derivative Instruments
As of October 31, 2023, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
Harbor Diversified International All Cap Fund
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Rights/Warrants	$6

Harbor International Fund
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Rights/Warrants	$53
Net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2023, were:
Harbor Diversified International All Cap Fund
Equity Contracts (000s)
Net realized gain/(loss) on derivatives
Rights/Warrants	$(1)
Equity Contracts (000s)
Change in net unrealized appreciation/(depreciation) on derivatives
Rights/Warrants	$6

Harbor International Fund
Equity Contracts (000s)
Net realized gain/(loss) on derivatives
Rights/Warrants	$5
Equity Contracts (000s)
Change in net unrealized appreciation/(depreciation) on derivatives
Rights/Warrants	$16
NOTE 7—SUBSEQUENT EVENTS
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

⬤

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Capital Appreciation Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund, Harbor Core Plus Fund, Harbor Disruptive Innovation Fund, Harbor Diversified International All Cap Fund, Harbor International Fund, Harbor International Core Fund (formerly, Harbor Overseas Fund), Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, and Harbor Small Cap Value Fund (collectively referred to as the “Funds”), (fifteen of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at October 31, 2023, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Capital Appreciation Fund
Harbor Convertible Securities Fund
Harbor Core Bond Fund
Harbor Core Plus Fund
Harbor Disruptive Innovation Fund
Harbor Diversified International All Cap Fund
Harbor International Fund
Harbor International Growth Fund
Harbor International Small Cap Fund
Harbor Large Cap Value Fund
Harbor Mid Cap Value Fund
Harbor Small Cap Growth Fund
Harbor Small Cap Value Fund
	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the five years in the period ended October 31, 2023
Harbor International Core Fund (formerly, Harbor Overseas Fund)	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the four years in the period ended October 31, 2023 and for the period from March 1, 2019 (inception) through October 31, 2019
Harbor Mid Cap Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the three years in the period ended October 31, 2023 and the period from December 1, 2019 (inception) through October 31, 2020
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not

⬤

Report of Independent Registered Public Accounting Firm—Continued

received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Harbor fund investment companies since 2000.
Chicago, Illinois
December 21, 2023

⬤

Harbor Funds
FEES AND EXPENSES EXAMPLE (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2023)	Ending Account Value (October 31, 2023)
Harbor Capital Appreciation Fund
Retirement Class	0.59%
Actual		$3.11	$1,000.00	$1,090.50
Hypothetical (5% return)		3.01	1,000.00	1,022.16
Institutional Class	0.67%
Actual		$3.53	$1,000.00	$1,090.10
Hypothetical (5% return)		3.41	1,000.00	1,021.74
Administrative Class	0.92%
Actual		$4.84	$1,000.00	$1,088.80
Hypothetical (5% return)		4.69	1,000.00	1,020.45
Investor Class	1.03%
Actual		$5.42	$1,000.00	$1,088.10
Hypothetical (5% return)		5.24	1,000.00	1,019.88

⬤

Harbor Funds
FEES AND EXPENSES EXAMPLE (Unaudited)—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2023)	Ending Account Value (October 31, 2023)
Harbor Convertible Securities Fund
Retirement Class	0.69%
Actual		$3.45	$1,000.00	$986.49
Hypothetical (5% return)		3.52	1,000.00	1,021.64
Institutional Class	0.77%
Actual		$3.85	$1,000.00	$986.04
Hypothetical (5% return)		3.92	1,000.00	1,021.23
Administrative Class	0.97%
Actual		$4.89	$1,000.00	$1,000.27
Hypothetical (5% return)		4.94	1,000.00	1,020.19
Investor Class	1.12%
Actual		$5.60	$1,000.00	$984.51
Hypothetical (5% return)		5.70	1,000.00	1,019.42
Harbor Core Bond Fund
Retirement Class	0.26%
Actual		$1.27	$1,000.00	$939.10
Hypothetical (5% return)		1.33	1,000.00	1,023.89
Institutional Class	0.34%
Actual		$1.66	$1,000.00	$938.70
Hypothetical (5% return)		1.73	1,000.00	1,023.49
Harbor Core Plus Fund
Retirement Class	0.30%
Actual		$1.47	$1,000.00	$942.30
Hypothetical (5% return)		1.53	1,000.00	1,023.69
Institutional Class	0.38%
Actual		$1.86	$1,000.00	$941.90
Hypothetical (5% return)		1.94	1,000.00	1,023.29
Administrative Class	0.63%
Actual		$3.08	$1,000.00	$940.70
Hypothetical (5% return)		3.21	1,000.00	1,022.03
Harbor Disruptive Innovation Fund
Retirement Class	0.75%
Actual		$3.70	$1,000.00	$959.10
Hypothetical (5% return)		3.82	1,000.00	1,021.33
Institutional Class	0.83%
Actual		$4.10	$1,000.00	$958.60
Hypothetical (5% return)		4.23	1,000.00	1,020.92
Administrative Class	1.08%
Actual		$5.33	$1,000.00	$956.20
Hypothetical (5% return)		5.50	1,000.00	1,019.62
Investor Class	1.19%
Actual		$5.86	$1,000.00	$953.90
Hypothetical (5% return)		6.06	1,000.00	1,019.06

⬤

Harbor Funds
FEES AND EXPENSES EXAMPLE (Unaudited)—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2023)	Ending Account Value (October 31, 2023)
Harbor Diversified International All Cap Fund
Retirement Class	0.72%
Actual		$3.48	$1,000.00	$919.10
Hypothetical (5% return)		3.67	1,000.00	1,021.48
Institutional Class	0.80%
Actual		$3.87	$1,000.00	$918.30
Hypothetical (5% return)		4.08	1,000.00	1,021.07
Administrative Class	1.05%
Actual		$5.08	$1,000.00	$918.00
Hypothetical (5% return)		5.35	1,000.00	1,019.78
Investor Class	1.16%
Actual		$5.60	$1,000.00	$916.80
Hypothetical (5% return)		5.90	1,000.00	1,019.21
Harbor International Fund
Retirement Class	0.69%
Actual		$3.34	$1,000.00	$918.90
Hypothetical (5% return)		3.52	1,000.00	1,021.64
Institutional Class	0.77%
Actual		$3.72	$1,000.00	$918.50
Hypothetical (5% return)		3.92	1,000.00	1,021.23
Administrative Class	1.02%
Actual		$4.93	$1,000.00	$917.40
Hypothetical (5% return)		5.19	1,000.00	1,019.93
Investor Class	1.13%
Actual		$5.46	$1,000.00	$916.80
Hypothetical (5% return)		5.75	1,000.00	1,019.37
Harbor International Core Fund
Retirement Class	0.77%
Actual		$3.78	$1,000.00	$948.70
Hypothetical (5% return)		3.92	1,000.00	1,021.23
Institutional Class	0.85%
Actual		$4.17	$1,000.00	$948.60
Hypothetical (5% return)		4.33	1,000.00	1,020.81
Investor Class	1.21%
Actual		$5.94	$1,000.00	$946.50
Hypothetical (5% return)		6.16	1,000.00	1,018.95

⬤

Harbor Funds
FEES AND EXPENSES EXAMPLE (Unaudited)—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2023)	Ending Account Value (October 31, 2023)
Harbor International Growth Fund
Retirement Class	0.77%
Actual		$3.60	$1,000.00	$854.00
Hypothetical (5% return)		3.92	1,000.00	1,021.23
Institutional Class	0.85%
Actual		$3.97	$1,000.00	$853.70
Hypothetical (5% return)		4.33	1,000.00	1,020.81
Administrative Class	1.10%
Actual		$5.14	$1,000.00	$852.70
Hypothetical (5% return)		5.60	1,000.00	1,019.52
Investor Class	1.21%
Actual		$5.65	$1,000.00	$852.40
Hypothetical (5% return)		6.16	1,000.00	1,018.95
Harbor International Small Cap Fund
Retirement Class	0.86%
Actual		$4.04	$1,000.00	$865.60
Hypothetical (5% return)		4.38	1,000.00	1,020.76
Institutional Class	0.94%
Actual		$4.42	$1,000.00	$864.90
Hypothetical (5% return)		4.79	1,000.00	1,020.35
Administrative Class	1.20%
Actual		$5.64	$1,000.00	$864.60
Hypothetical (5% return)		6.11	1,000.00	1,019.00
Investor Class	1.30%
Actual		$6.11	$1,000.00	$863.70
Hypothetical (5% return)		6.61	1,000.00	1,018.49
Harbor Large Cap Value Fund
Retirement Class	0.61%
Actual		$3.06	$1,000.00	$990.70
Hypothetical (5% return)		3.11	1,000.00	1,022.05
Institutional Class	0.69%
Actual		$3.46	$1,000.00	$990.80
Hypothetical (5% return)		3.52	1,000.00	1,021.64
Administrative Class	0.94%
Actual		$4.71	$1,000.00	$989.10
Hypothetical (5% return)		4.79	1,000.00	1,020.35
Investor Class	1.05%
Actual		$5.26	$1,000.00	$988.60
Hypothetical (5% return)		5.35	1,000.00	1,019.78

⬤

Harbor Funds
FEES AND EXPENSES EXAMPLE (Unaudited)—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2023)	Ending Account Value (October 31, 2023)
Harbor Mid Cap Fund
Retirement Class	0.80%
Actual		$3.97	$1,000.00	$968.50
Hypothetical (5% return)		4.08	1,000.00	1,021.07
Institutional Class	0.88%
Actual		$4.36	$1,000.00	$967.70
Hypothetical (5% return)		4.48	1,000.00	1,020.66
Investor Class	1.24%
Actual		$6.15	$1,000.00	$966.70
Hypothetical (5% return)		6.31	1,000.00	1,018.80
Harbor Mid Cap Value Fund
Retirement Class	0.77%
Actual		$3.86	$1,000.00	$991.10
Hypothetical (5% return)		3.92	1,000.00	1,021.32
Institutional Class	0.85%
Actual		$4.27	$1,000.00	$990.70
Hypothetical (5% return)		4.33	1,000.00	1,020.92
Administrative Class	1.10%
Actual		$5.52	$1,000.00	$989.90
Hypothetical (5% return)		5.60	1,000.00	1,019.52
Investor Class	1.21%
Actual		$6.07	$1,000.00	$988.90
Hypothetical (5% return)		6.16	1,000.00	1,018.95
Harbor Small Cap Growth Fund
Retirement Class	0.80%
Actual		$3.88	$1,000.00	$924.10
Hypothetical (5% return)		4.08	1,000.00	1,021.07
Institutional Class	0.88%
Actual		$4.27	$1,000.00	$924.20
Hypothetical (5% return)		4.48	1,000.00	1,020.66
Administrative Class	1.13%
Actual		$5.48	$1,000.00	$922.70
Hypothetical (5% return)		5.75	1,000.00	1,019.37
Investor Class	1.24%
Actual		$6.01	$1,000.00	$922.10
Hypothetical (5% return)		6.31	1,000.00	1,018.80

⬤

Harbor Funds
FEES AND EXPENSES EXAMPLE (Unaudited)—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value (May 1, 2023)	Ending Account Value (October 31, 2023)
Harbor Small Cap Value Fund
Retirement Class	0.80%
Actual		$3.94	$1,000.00	$953.10
Hypothetical (5% return)		4.08	1,000.00	1,021.07
Institutional Class	0.88%
Actual		$4.33	$1,000.00	$952.80
Hypothetical (5% return)		4.48	1,000.00	1,020.66
Administrative Class	1.13%
Actual		$5.56	$1,000.00	$951.60
Hypothetical (5% return)		5.75	1,000.00	1,019.37
Investor Class	1.24%
Actual		$6.10	$1,000.00	$950.80
Hypothetical (5% return)		6.31	1,000.00	1,018.80

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

⬤

Harbor Funds
ADDITIONAL INFORMATION (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2023 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Convertible Securities Fund	13%
Harbor Diversified International All Cap Fund	2
Harbor Large Cap Value Fund	98
Harbor Mid Cap Fund	100
Harbor Mid Cap Value Fund	100
Harbor Small Cap Growth Fund	86
Harbor Small Cap Value Fund	100
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2023:
Amount (000s)
Harbor International Small Cap Fund	$1,901
Harbor Large Cap Value Fund	80,892
Harbor Mid Cap Fund	1,866
Harbor Mid Cap Value Fund	21,439
Harbor Small Cap Growth Fund	38,788
Harbor Small Cap Value Fund	156,441
For the fiscal year ended October 31, 2023, each Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If a Fund pays a distribution during calendar year 2023, complete information will be reported in conjunction with Form 1099-DIV.
For the fiscal year ended October 31, 2023, each Fund, if applicable, designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code 163 (j) as interest income eligible for income inclusion for corporate shareholders.
The Funds designate the following foreign taxes paid and foreign source income for Federal income tax purposes:
	Foreign Taxes Paid (000s)	Foreign Source Earned Income (000s)
Harbor Diversified International All Cap Fund	$2,144	$29,369
Harbor International Fund	6,670	109,859
Harbor International Core Fund	452	5,585
Harbor International Growth Fund	615	4,896
Harbor International Small Cap Fund	643	9,709
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2023 will receive a Form 1099-DIV in January 2024 that will show the tax character of those distributions.

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050; (ii) on Harbor’s website at harborcapital.com; and (iii) on the SEC’s website at sec.gov.

⬤

Harbor Funds
ADDITIONAL INFORMATION—Continued

Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050, (ii) on Harbor’s website at harborcapital.com, and (iii) on the SEC’s website at sec.gov.

⬤

Harbor Funds
ADDITIONAL INFORMATION—Continued

Trustees and Officers
AS OF DECEMBER 2023
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. The Trustees serve on the Board of Trustees of Harbor Funds and Harbor ETF Trust.
Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborcapital.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (60) Trustee	Since 2014	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Trustee, Root Capital (2022-Present); Trustee, Adventure Scientists (conservation nonprofit) (2020-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	29	None
Donna J. Dean (71) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	29	None
Robert Kasdin (65) Trustee	Since 2014	Trustee, Barnard College (2023-Present); Senior Vice President and Chief Operating Officer (2015-2022) and Chief Financial Officer (2018-2022), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, The Y in Central Maryland (2018-2022).	29	Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Kathryn L. Quirk (71) Trustee	Since 2017
Member, Independent Directors Council, Governing Council
(2023-present); Vice President, Senior Compliance Officer and Head,
U.S. Regulatory Compliance, Goldman Sachs Asset Management
(2013-2017); Deputy Chief Legal Officer, Asset Management, and
Vice President and Corporate Counsel, Prudential Insurance Company
of America (2010-2012); Co-Chief Legal Officer, Prudential Investment
Management, Inc., and Chief Legal Officer, Prudential Investments
and Prudential Mutual Funds (2008-2012); Vice President and
Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential
Insurance Company of America, and Chief Legal Officer, Prudential
Investments (2005-2008);Vice President and Corporate Counsel and
Chief Legal Officer, Mutual Funds, Prudential Insurance Company
of America (2004-2005);Member,Management Committee (2000-2002),
General Counsel and Chief Compliance Officer, Zurich Scudder
Investments, Inc. (1997-2002); Member, Board of Directors and
Co-Chair, Governance Committee, Just World International Inc.
(nonprofit) (2020-2023).
			29	None
Douglas J. Skinner (61) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	29	None

⬤

Harbor Funds
ADDITIONAL INFORMATION—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Ann M. Spruill (69) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-2020); and Trustee, Financial Accounting Foundation (2014-2020).	29	None
Landis Zimmerman (64) Trustee	Since 2022	Independent, non-fiduciary advisor, Gore Creek Asset Management (2006-Present); Member, Japan Science and Technology Agency Investment Advisory Committee (2021-Present); Chief Investment Officer of the Howard Hughes Medical Institute (2004-2021).	29	None
INTERESTED TRUSTEE
Charles F. McCain (54)* Chairman, Trustee and President	Since 2017
Chief Executive Officer (2017-Present), Director (2007-Present),
President and Chief Operating Officer (2017), Executive Vice President
and General Counsel (2004-2017),and Chief Compliance Officer
(2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson
(2019-Present), Harbor Trust Company, Inc.; Director (2007-Present)
and Chief Compliance Officer (2004-2017), Harbor Services Group,
Inc.; Chief Executive Officer (2017- Present), Director (2007-Present),
Chief Compliance Officer and Executive Vice President (2007-2017),
Harbor Funds Distributors, Inc.; Chief Compliance Officer, Harbor
Funds (2004-2017); and Chairman, President and Trustee, Harbor
ETF Trust (2021-Present).
			29	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Diana R. Podgorny (44) Chief Legal Officer, Chief Compliance Officer, and Secretary	Since 2023
Executive Vice President, General Counsel and Secretary (2023-Present); Senior Vice President and
Deputy General Counsel (2022-2023), Senior Vice President and Assistant General Counsel (2020-2022),
and Vice President and Assistant General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director
and Vice President (2020-Present), Harbor Trust Company, Inc.; Secretary, Harbor Funds (2018-Present);
Chief Legal Officer and Chief Compliance Officer (2023-Present) and Secretary, Harbor ETF Trust
(2021-Present).

Richard C. Sarhaddi (49) Deputy Chief Compliance Officer and Vice President	Since 2023
Senior Vice President and Chief Compliance Officer (2023-Present), Harbor Capital Advisors, Inc.
and Harbor Services Group, Inc.;Director and Chief Compliance Officer (2023-Present),Harbor Trust
Company Inc.; Deputy Chief Compliance Officer and Vice President (2023-Present), Harbor Funds;
Deputy Chief Compliance Officer and Vice President (2023-present), Harbor ETF Trust. Vanguard
Personalized Indexing Management, LLC; Head of U.S. Direct Investor Advice Compliance, (2018-2023),
The Vanguard Group, Inc.; Director & Lead Counsel, Digital Services / Intelligent Portfolios (2015-2018),
Charles Schwab & Co., Inc.

John M. Paral (55) Treasurer	Since 2022
Senior Vice President – Fund Administration and Analysis (2022-Present), Director of Fund Administration
and Analysis (2017-2022), Vice President (2012-Present) and Financial Reporting Manager (2007-2017),
Harbor Capital Advisors, Inc.; Treasurer (2022-Present) and Assistant Treasurer (2013-2022), Harbor
Funds; and Treasurer (2022-Present) and Assistant Treasurer (2021-2022), Harbor ETF Trust.

Gregg M. Boland (60) Vice President and AML Compliance Officer	Since 2022
Executive Vice President (2020-Present),Vice President (2019-2020), Harbor Capital Advisors, Inc.;
President  (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations
(2007-2015), Harbor Services Group, Inc.; Senior Vice President, AML Compliance Officer, and OFAC
Officer (2019-Present), Harbor Funds Distributors, Inc.; Vice President, Harbor Funds (2019-Present)
and Vice President, Harbor ETF Trust (2021-Present).

Kristof M. Gleich (44) Vice President	Since 2019
President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director,
Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust
Company, Inc.; Vice President, Harbor Funds (2019-Present); Vice President, Harbor ETF Trust
(2021-Present); and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan
Chase & Co.

⬤

Harbor Funds
ADDITIONAL INFORMATION—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Diane Johnson (58) Vice President	Since 2022	Vice President (2022-Present) and Tax Director (2009-Present), Harbor Capital Advisors, Inc.; Vice President (2022-Present), Harbor Funds; and Vice President (2022-Present), Harbor ETF Trust.
Lora A. Kmieciak (59) Vice President	Since 2022
Executive Vice President and Chief Financial Officer (2022-Present), Senior Vice President – Fund
Administration and Analysis (2017-2022) and Senior Vice President - Business Analysis (2015-2017),
Harbor Capital Advisors, Inc.; Vice President (2020-2022) and Director (2022-Present), Harbor Trust
Company, Inc.; Assistant Treasurer (2017-2022), Harbor Funds; and Assistant Treasurer (2021-2022)
and Vice President (2022-Present), Harbor ETF Trust.

Meredith S. Dykstra (39) Assistant Secretary	Since 2023
Senior Counsel (2022-Present), Vice President (2015-Present) and Legal Counsel (2015-2022), Harbor
Capital Advisors, Inc.; Assistant Secretary (2023-Present), Harbor Trust Company, Inc.; Assistant
Secretary (2023-Present),Harbor Funds; and Assistant Secretary (2023-Present), Harbor ETF Trust.

Lana M. Lewandowski (44) Assistant Secretary	Since 2017
Vice President and Compliance Director (2022-Present), Legal&Compliance Manager (2016-2022)
and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.; AML Compliance Officer (2017-2022)
and Assistant Secretary (2017-Present), Harbor Funds; and AML Compliance Officer (2021-2022)
and Assistant Secretary (2021-Present), Harbor ETF Trust.

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

⬤

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT
Harbor’s Privacy Statement

Rev. 09/2021
FACTS	WHAT DOES HARBOR DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
◾ Social Security number
◾ Account balances and transaction history
◾ Assets and investment experience
◾ Wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Harbor chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Harbor share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-422-1050 or go to harborcapital.com

⬤

Harbor’s Privacy Statement—Continued

Who we are
Who is providing this notice?	Harbor Capital Advisors, Inc.; Harbor Services Group; Inc.; Harbor Funds Distributors, Inc., Harbor Trust Company, Inc., Harbor Funds, Harbor ETF Trust (collectively, “Harbor”)
What we do
How does Harbor protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.

How does Harbor collect my personal information?
We collect your personal information, for example, when you
◾ Open an account or make transactions on your account
◾ Give us your contact information or income information
◾ Tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
◾ sharing for affiliates’ everyday business purposes—information about your creditworthiness
◾ affiliates from using your information to market to you
◾ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.They can be financial and nonfinancial companies.
◾ Our affiliates include the financial companies providing this notice, as well as other companies under our parent company, ORIX Corporation.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾ Nonaffiliates we share with can include companies that perform support services on our behalf or other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as other financial institutions.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ Harbor doesn’t jointly market.
Other important information
Notice to investors in California and Vermont
Under California and Vermont law, we will not share information we collect about you with outside companies, unless the law allows. For example, we may share information with your consent, to service your accounts, and in connection with legal proceedings.
We will limit sharing among our companies to the extent required by applicable law.

We recommend that you read and retain this notice for your personal files.

⬤

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⬤

FD.AR.MF.1023

ITEM 2 – CODE OF ETHICS
(a)
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).
(c)
The Registrant has not amended its Code of Ethics during the period covered by this report.
(d)
The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Douglas J. Skinner, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Skinner is the Eric J. Gleacher Distinguished Service Professor of Accounting and Deputy Dean for Faculty at the University of Chicago Booth School of Business, where his prior positions include John P. and Lillian A. Gould Professor of Accounting, Neubauer Family Faculty Fellow, Interim Dean, and Executive Director of the Accounting Research Center. Mr. Skinner is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Items 4(a)—4(d): Audit, Audit-Related, Tax and All Other Fees
Fees billed by Ernst & Young (“EY”):
	Fiscal Year Ended October 31, 2023			Fiscal Year Ended October 31, 2022
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$707,096	N/A	N/A	$926,263	N/A	N/A
(b) Audit-Related Fees.	$6,125 [1]	$48,300 [2]	N/A	$9,250 [1]	$46,000 [2]	N/A
(c) Tax Fees.	$631,413 [3]	$0	N/A	$663,398 [3]	$0	N/A
(d) All Other Fees.	$91,053 [4]	N/A	N/A	$113,866 [4]	$1,776 [5]	N/A
1
Includes fees related to the issuance of consents for N-1A filings.
2
Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.
3
Includes fees related to tax compliance, including foreign tax reclaim filings and tax research and equalization.
4
Includes fees billed in connection with the Registrant’s subscription to the EY PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies. Also, for the Registrant’s subscription to the Rapid Security Analyzer, a tool used to determine which foreign equity securities per their respective country has an ASC 740 capital gain exposure.
5
Includes fees billed in connection with the Adviser’s subscription to EY Atlas, a global platform and research tool for accessing accounting and auditing content, including external standards, EY interpretations and thought leadership.
(e)
(1)
Pre-Approval Policies.
The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.
In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.
(2)
None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)
Not applicable
(g)
Aggregate Non-Audit Fees.
Aggregate Non-Audit Fees of the Registrant
Fiscal Year Ended October 31, 2023: $728,591
Fiscal Year Ended October 31, 2022: $786,514
Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
Fiscal Year Ended October 31, 2023: $48,300
Fiscal Year Ended October 31, 2022: $47,776
(h)
For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable
ITEM 6 – INVESTMENTS
(a)
The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)
Not applicable
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)
The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable
ITEM 13 – EXHIBITS
(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.
(a)(2)
A separate certification for each principal executive officer and principal financial officer of the Registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed December 21, 2023 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ Charles F. McCain

Charles F. McCain
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Charles F. McCain Charles F. McCain	Chairman, President and Trustee (Principal Executive Officer)	December 21, 2023
By:	/s/ John M. Paral John M. Paral	Treasurer (Principal Financial and Accounting Officer)	December 21, 2023

Exhibit Index
Number	Description
99.CODE ETH	Code of Business Conduct and Ethics.
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).